   SEMIANNUAL REPORT
      ECLIPSE FUNDS
   UNAUDITED APRIL 30, 2002
      Eclipse Growth Equity Fund
      Eclipse Value Equity Fund
      Eclipse Indexed Equity Fund
      Eclipse Tax-Managed Equity Fund
      Eclipse Mid Cap Core Fund
      Eclipse Mid Cap Value Fund
      Eclipse Small Cap Value Fund
      Eclipse Bond Fund
      Eclipse Core Bond Plus Fund
      Eclipse Indexed Bond Fund
      Eclipse Short Term Bond Fund
      Eclipse Ultra Short Term Income Fund
      Eclipse Tax Free Bond Fund
      Eclipse Money Market Fund
      Eclipse Asset Manager Fund
      Eclipse Balanced Fund
      Eclipse International Equity Fund
      Eclipse EAFE Index Fund


      [ECLIPSE FUNDS LOGO]

PERFORMANCE HIGHLIGHTS

                                                                      TOTAL RETURNS*
                                                 10                                          10                   SIX
                                     YEAR      MONTHS      YEAR       YEAR       YEAR      MONTHS      YEAR      MONTHS
FUND NAME                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
SHARE CLASS, INCEPTION DATE        12/31/98   10/31/99   12/31/99   10/31/00   12/31/00   10/31/01   10/31/01   4/30/02
 EQUITY FUNDS
 Eclipse Growth Equity Fund         40.50%      9.96%       n/a      12.24%       n/a         n/a     -38.34%     1.00%
  No-Load Class, inception 1/2/91
 Eclipse Growth Equity Fund         40.18       9.74        n/a      11.93        n/a         n/a     -38.49      0.87
  Service Class,(+) inception
  1/1/95
 Eclipse Value Equity Fund          -8.10       7.91        n/a      11.31        n/a         n/a      -7.29      7.94
  No-Load Class, inception 1/2/91
 Eclipse Value Equity Fund          -8.30       7.65        n/a      11.00        n/a         n/a      -7.54      7.85
  Service Class,(+) inception
  1/1/95
 Eclipse Indexed Equity Fund        28.62      11.80        n/a       5.98        n/a         n/a     -24.90      2.16
  No-Load Class, inception 1/2/91
 Eclipse Indexed Equity Fund        28.24      11.60        n/a       5.72        n/a         n/a     -25.10      2.08
  Service Class,(+) inception
  1/1/95
 Eclipse Tax-Managed Equity Fund      n/a        n/a        n/a        n/a        n/a         n/a        n/a       n/a
  No-Load Class, inception
  4/19/02
 Eclipse Tax-Managed Equity Fund      n/a        n/a        n/a        n/a        n/a         n/a        n/a       n/a
  Service Class, inception
  4/19/02
 Eclipse Mid Cap Core Fund            n/a        n/a        n/a        n/a        n/a      -15.90%       n/a     14.11
  No-Load Class, inception 1/2/01
 Eclipse Mid Cap Value Fund         10.35        n/a       0.04%       n/a       5.83%      -3.72        n/a     17.01
  No-Load Class, inception
  12/27/94
 Eclipse Small Cap Value Fund        3.40        n/a       3.05        n/a      -9.44        3.66        n/a     27.14
  No-Load Class, inception
  1/12/87

 FIXED-INCOME FUNDS
 Eclipse Bond Fund                   7.93%     -1.61%       n/a       6.21%       n/a         n/a      14.06%    -2.34%
  No-Load Class, inception 1/2/91
 Eclipse Bond Fund                   7.73      -1.92        n/a       5.96        n/a         n/a      13.87     -2.48
  Service Class,(+) inception
  1/1/95
 Eclipse Core Bond Plus Fund          n/a        n/a        n/a        n/a        n/a        7.95%       n/a     -0.18
  No-Load Class, inception 1/2/01
 Eclipse Indexed Bond Fund           8.21      -1.56        n/a       7.27        n/a         n/a      13.44     -0.40
  No-Load Class, inception 1/2/91
 Eclipse Indexed Bond Fund           7.86      -1.65        n/a       6.87        n/a         n/a      13.21     -0.48
  Service Class,(+) inception
  1/1/95
 Eclipse Short Term Bond Fund        6.37       2.12        n/a       6.05        n/a         n/a      10.68     -0.38
  No-Load Class, inception 1/2/91
 Eclipse Short Term Bond Fund        5.98       1.91        n/a       5.78        n/a         n/a      10.46     -0.52
  Service Class,(+) inception
  1/1/95
 Eclipse Ultra Short Term Income     6.27        n/a       4.12%       n/a       6.59%       6.42        n/a      0.82
  Fund
  No-Load Class, inception
  12/27/94
 Eclipse Tax Free Bond Fund           n/a        n/a        n/a        n/a        n/a        6.45        n/a      0.69
  No-Load Class, inception 1/2/01
 Eclipse Money Market Fund(++)       5.25       3.96        n/a       5.98        n/a         n/a       4.67      0.91
  No-Load Class, inception 1/2/91
 Eclipse Money Market Fund(++)       4.99       3.74        n/a       5.72        n/a         n/a       4.41      0.79
  Service Class,(+) inception
  1/1/95
 Eclipse Money Market Fund(++)       4.99       3.53        n/a       5.46        n/a         n/a       4.15      0.66
  Sweep Shares Class,(+)
  inception 12/8/98
 Eclipse Money Market Fund(++) No-Load Class 7-day current yield as of April 30, 2002: 1.54%
 Eclipse Money Market Fund(++) Service Class(+) 7-day current yield as of April 30, 2002: 1.29%
 Eclipse Money Market Fund(++) Sweep Shares Class(+) 7-day current yield as of April 30, 2002: 1.04%

PERFORMANCE HIGHLIGHTS
                                            AVERAGE ANNUAL
                                             TOTAL RETURNS
                                         AS OF APRIL 30, 2002
                                                            SINCE
FUND NAME                            ONE        FIVE     INCEPTION/
SHARE CLASS, INCEPTION DATE          YEAR      YEARS      10 YEARS
 EQUITY FUNDS
 Eclipse Growth Equity Fund         -19.39%     5.94%       11.01%
  No-Load Class, inception 1/2/91
 Eclipse Growth Equity Fund         -19.59      5.69        10.81
  Service Class,(+) inception
  1/1/95
 Eclipse Value Equity Fund           -2.55      5.80        10.61
  No-Load Class, inception 1/2/91
 Eclipse Value Equity Fund           -2.79      5.53        10.42
  Service Class,(+) inception
  1/1/95
 Eclipse Indexed Equity Fund        -12.82      7.42        11.90
  No-Load Class, inception 1/2/91
 Eclipse Indexed Equity Fund        -13.03      7.16        11.71
  Service Class,(+) inception
  1/1/95
 Eclipse Tax-Managed Equity Fund       n/a       n/a        -4.60
  No-Load Class, inception
  4/19/02
 Eclipse Tax-Managed Equity Fund       n/a       n/a        -4.60
  Service Class, inception
  4/19/02
 Eclipse Mid Cap Core Fund           -1.77       n/a        -3.05
  No-Load Class, inception 1/2/01
 Eclipse Mid Cap Value Fund          11.34     10.98        14.51
  No-Load Class, inception
  12/27/94
 Eclipse Small Cap Value Fund        20.90     11.46        13.05
  No-Load Class, inception
  1/12/87

 FIXED-INCOME FUNDS
 Eclipse Bond Fund                    5.26%     6.27%        6.50%
  No-Load Class, inception 1/2/91
 Eclipse Bond Fund                    4.95      6.00         6.31
  Service Class,(+) inception
  1/1/95
 Eclipse Core Bond Plus Fund          6.16       n/a         5.78
  No-Load Class, inception 1/2/01
 Eclipse Indexed Bond Fund            7.12      6.91         6.86
  No-Load Class, inception 1/2/91
 Eclipse Indexed Bond Fund            6.95      6.65         6.69
  Service Class,(+) inception
  1/1/95
 Eclipse Short Term Bond Fund         4.83      5.87         5.63
  No-Load Class, inception 1/2/91
 Eclipse Short Term Bond Fund         4.49      5.59         5.44
  Service Class,(+) inception
  1/1/95
 Eclipse Ultra Short Term Income      4.41      5.74         5.95
  Fund
  No-Load Class, inception
  12/27/94
 Eclipse Tax Free Bond Fund           6.97       n/a         5.36
  No-Load Class, inception 1/2/01
 Eclipse Money Market Fund(++)        2.73      4.87         4.58
  No-Load Class, inception 1/2/91
 Eclipse Money Market Fund(++)        2.47      4.61         4.40
  Service Class,(+) inception
  1/1/95
 Eclipse Money Market Fund(++)        2.21      4.44         4.31
  Sweep Shares Class,(+)
  inception 12/8/98
 Eclipse Money Market Fund(++) No-Load Class 7-day current yield as of April 30, 2002: 1.54%
 Eclipse Money Market Fund(++) Service Class(+) 7-day current yield as of April 30, 2002: 1.29%
 Eclipse Money Market Fund(++) Sweep Shares Class(+) 7-day current yield as of April 30, 2002: 1.04%

PERFORMANCE HIGHLIGHTS

                                                                      TOTAL RETURNS*
                                                 10                                          10                   SIX
                                     YEAR      MONTHS      YEAR       YEAR       YEAR      MONTHS      YEAR      MONTHS
FUND NAME                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
SHARE CLASS, INCEPTION DATE        12/31/98   10/31/99   12/31/99   10/31/00   12/31/00   10/31/01   10/31/01   4/30/02
 BLENDED FUND
 Eclipse Asset Manager Fund         21.31%      5.58%       n/a      11.18%       n/a         n/a     -12.12%     2.11%
  No-Load Class, inception 1/2/91
 Eclipse Asset Manager Fund         21.00       5.31        n/a      10.96        n/a         n/a     -12.36      2.04
  Service Class,(+) inception
  1/1/95
 Eclipse Balanced Fund               8.03        n/a      -0.36%       n/a       9.64%       1.80%       n/a      9.78
  No-Load Class, inception 5/1/89

 INTERNATIONAL FUNDS
 Eclipse International Equity       22.41%     11.23%       n/a      -9.44%       n/a         n/a     -16.49     11.37%
  Fund
  No-Load Class,(sec.) inception
  1/1/95
 Eclipse International Equity       22.20      10.96        n/a      -9.62        n/a         n/a     -16.61     11.27
  Fund
  Service Class,(sec.) inception
  1/1/95
 Eclipse EAFE Index Fund            19.15      12.31        n/a      -3.52        n/a         n/a     -25.84      4.75
  No-Load Class, inception 1/2/91
 Eclipse EAFE Index Fund            18.83      12.08        n/a      -3.63        n/a         n/a     -26.20      4.63
  Service Class,(+) inception
  1/1/95

PERFORMANCE HIGHLIGHTS
                                            AVERAGE ANNUAL
                                             TOTAL RETURNS
                                         AS OF APRIL 30, 2002
                                                            SINCE
FUND NAME                            ONE        FIVE     INCEPTION/
SHARE CLASS, INCEPTION DATE          YEAR      YEARS      10 YEARS
 BLENDED FUND
 Eclipse Asset Manager Fund          -4.29%     8.53%       10.70%
  No-Load Class, inception 1/2/91
 Eclipse Asset Manager Fund          -4.54      8.27        10.51
  Service Class,(+) inception
  1/1/95
 Eclipse Balanced Fund                9.47      9.75        11.23
  No-Load Class, inception 5/1/89
 INTERNATIONAL FUNDS
 Eclipse International Equity        -0.89%     3.64%        6.58%
  Fund
  No-Load Class,(sec.) inception
  1/1/95
 Eclipse International Equity        -0.94      3.37         6.35
  Fund
  Service Class,(sec.) inception
  1/1/95
 Eclipse EAFE Index Fund            -15.27      0.38         4.79
  No-Load Class, inception 1/2/91
 Eclipse EAFE Index Fund            -15.63      0.11         4.59
  Service Class,(+) inception
  1/1/95

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

The Funds' prospectuses contain more information about advisory fees, other expenses, and share classes. Please read the relevant prospectuses carefully before you invest or send money. Investments in foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

The views of the Funds' management and portfolio holdings are as of April 30, 2002; views and portfolio holdings may have changed subsequently. Nothing in this report is a recommendation to purchase or sell securities.

* Total returns include the change in share price and reinvestment of capital gain distributions and dividends.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Funds' inception on 1/2/91 up to 12/31/94. Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the inception of the Service Class on 1/1/95 up to 12/7/98. Performance figures for these classes after these dates will vary based on differences in their expense structures.

++ Eclipse Money Market Fund had an effective 7-day yield of 1.55% for the No-Load Class; 1.30% for the Service Class; and 1.05% for the Sweep Shares Class--all as of 4/30/02. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 1.45% and 1.44% for the No-Load Class; 1.20% and 1.19% for the Service Class; and 0.95% and 0.94% for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time. Investments in Eclipse Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The 7-day current yield more closely reflects the current earnings of the Fund than the annual returns.

sec. The performance figures and inception date for Eclipse International Equity Fund include the historical performance of the predecessor subaccount, whose inception date was 7/31/92. This Fund commenced operations on 1/1/95. MacKay Shields LLC, the Fund's investment subadvisor, served as investment advisor to the Separate Account, and the investment objectives, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the Fund. Performance figures for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the Fund. The Separate Account was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.


  NOT FDIC INSURED.       NO BANK GUARANTEE.       MAY LOSE VALUE.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              TABLE OF CONTENTS
                              CHAIRMAN'S LETTER                                2

                              PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
                              AND FUND FINANCIAL STATEMENTS

                              EQUITY FUNDS
                              Eclipse Growth Equity Fund                       3
                              Eclipse Value Equity Fund                       14
                              Eclipse Indexed Equity Fund                     24
                              Eclipse Tax-Managed Equity Fund                 40
                              Eclipse Mid Cap Core Fund                       48
                              Eclipse Mid Cap Value Fund                      60
                              Eclipse Small Cap Value Fund                    70

                              FIXED-INCOME FUNDS
                              Eclipse Bond Fund                               81
                              Eclipse Core Bond Plus Fund                     90
                              Eclipse Indexed Bond Fund                      103
                              Eclipse Short Term Bond Fund                   114
                              Eclipse Ultra Short Term Income Fund           124
                              Eclipse Tax Free Bond Fund                     134
                              Eclipse Money Market Fund                      142

                              BLENDED FUNDS
                              Eclipse Asset Manager Fund                     153
                              Eclipse Balanced Fund                          182

                              INTERNATIONAL FUNDS
                              Eclipse International Equity Fund              192
                              Eclipse EAFE Index Fund                        202

                              NOTES TO FINANCIAL STATEMENTS
                              Note 1 Organization and Business               220
                              Note 2 Significant Accounting Policies         222
                              Note 3 Fees and Related Party Policies         229
                              Note 4 Federal Income Tax                      233
                              Note 5 Financial Investments                   234
                              Note 6 Line of Credit                          234
                              Note 7 Purchases and Sales of Securities       236
                              Note 8 Capital Share Transactions              236

                              Board Members and Officers                     238

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

Report to shareholders for the period
November 1, 2001, through April 30, 2002

Some investors may look back fondly on the "golden era" of the mid-1990s, when the stock market's advance seemed virtually unstoppable. Others may take a more realistic view, recognizing that the market can only sustain double-digit returns for a limited time. In hindsight, a correction was inevitable, and from March 2000 through September 2001, the market made a substantial readjustment.

Fortunately, from November 2001 through April 2002, market returns were more reasonable and expectations were more realistic. Volatility persisted, but it was not an overwhelming concern. Gross domestic product rebounded, and the word "recession" began to fade from our daily vocabulary. The Federal Reserve lowered the targeted federal funds rate twice in the last two months of 2001. Since then, the Fed has allowed natural market forces to adjust interest rates without central bank intervention.

In recent months, many stocks have traded in a relatively narrow range as the market has focused more intensely on the relationship between stock prices and corporate earnings. Although some industries continue to face challenges, most stock markets around the world have shown remarkable resilience. Despite the Middle East war, the Enron scandal, and a relatively hazy economic outlook, many investors appear confident that signs of economic strength will soon outweigh any symptoms of weakness.

At Eclipse, we believe that regardless of market sentiment, consistent application of time-tested investment disciplines may be a sound way to pursue your long-range investment objectives. Each Eclipse Fund follows a well-defined process that doesn't alter when interest rates shift or the economy turns. Instead, our Funds stick to their management disciplines in all market environments as they seek to provide competitive long-term results.

The following reports describe the many factors and decisions that influenced your Eclipse Funds during the six months ended April 30, 2002. The stock market has already made a substantial correction, and we believe that both stocks and bonds continue to offer positive long-term potential. At Eclipse, we share your anticipation for what lies ahead and hope that you will continue to invest with us for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
May 2002

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

ECLIPSE GROWTH EQUITY FUND
--------------------------------------------------------------------------------

The stock market rebounded sharply after the terrorist attacks of September 11, 2001, and continued to advance in November and early December. The Federal Reserve helped fuel investors' enthusiasm by lowering the targeted federal funds rate by 50 basis points on November 6 and another 25 basis points on December 11, 2001. After these moves, however, the targeted federal funds rate remained unchanged at 1.75% through the end of April 2002.

With lower short-term interest rates helping to fuel economic growth, real gross domestic product increased rapidly in the first quarter of 2002, according to preliminary projections. Unfortunately, this growth was not fully reflected in the stock market, which continued to suffer from Middle East tensions, negative earnings announcements, concerns about rising unemployment, and fallout from the Enron bankruptcy and the Arthur Andersen investigation.

Even so, many consumer and retail stocks were strong, and semiconductor manufacturers made a significant comeback. Health care stocks, on the other hand, were generally weak, as investors rotated out of defensive issues and into more cyclical names. Media and advertising stocks showed strong overall performance, but telecommunications stocks were generally disappointing. As a whole, large-cap stocks stayed in positive territory over the six months ended April 30, 2002, but when their roller-coaster ride came to a finish, they had only advanced slightly from their levels on October 31, 2001.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Growth Equity Fund returned 1.00% for No-Load Class shares and 0.87% for Service Class shares. Both share classes outperformed the -0.87% return of the average Lipper(1) large-cap growth fund over the same period. Both share classes underperformed the 2.29% return of the S&P 500 Index(2) for the six months ended April 30, 2002.

RETAIL

Many of the best-performing stocks in the Fund's portfolio were in the retail sector. As consumer spending flourished, the Fund benefited from its investments in Bed Bath & Beyond, Target, Best Buy, Kohl's, Home Depot, and Lowe's--all of which showed strong results for the six-month period. Costco shares also advanced, though at a more modest pace. The Fund reduced its position in Bed Bath & Beyond as the stock rose. The Fund also sold its position in Kohl's at a substantial gain. Safeway shares declined in value and were sold in January 2002 to put the assets to more productive use. During the reporting period, the Fund established new positions in TJX and The Gap, and these stocks had mixed results over their first weeks in the portfolio.

Another consumer-oriented stock that performed well was Harley-Davidson, one of the world's best-known motorcycle manufacturers. With demand exceeding supply, Harley-Davidson stock continued to outperform the market as a whole during the reporting period. In February and March, the Fund took some profits in Harley-Davidson but continues to hold a significant position in the stock.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

TECHNOLOGY

Although the Fund had positive results from Intel and Texas Instruments, most other technology-related holdings were weak performers. Sales of General Electric shares provided a net loss from the time the shares were acquired by the Fund. For the six-month reporting period, negative results at Microsoft, Electronic Data Systems, and Cisco Systems detracted from the Fund's performance. We purchased IBM shares for the Fund in November and December of 2001, only to watch the stock price tumble through the remainder of the reporting period. Facing steep declines at Sun Microsystems, EMC, Oracle, and Flextronics International, we reduced or eliminated these positions to reduce the negative impact on the Fund's performance.

HEALTH CARE

Health care stocks showed mixed results over the semiannual period. HCA, UnitedHealth Group, and Baxter International all had significant gains during the reporting period. We sold the Fund's position in Zimmer Holdings at a profit at the end of 2001 and took some profits in Medtronic, a medical device manufacturer, at various points along the way. Judicious purchases and sales of Abbott Laboratories left the Fund's position in positive territory at the end of the semiannual reporting period. Cardinal Health also made a positive contribution to the Fund's performance.

Unfortunately, other health care stocks did not perform as well. Andrx and Elan both suffered major declines, but the Fund managed to sell these stocks before they incurred substantial losses. The Fund also sold its holdings in Merck, King Pharmaceuticals, Bristol-Myers Squibb, and IVAX, which proved timely since these pharmaceutical stocks continued to decline after they were sold. Although Pfizer also declined, the Fund continues to hold a reduced position in the stock. Genzyme, a biotechnology company, suffered supply setbacks and we sold the stock at a loss for the reporting period. These sales helped the Fund establish new health care positions in Johnson & Johnson, Laboratory Corp. of America, Tenet Healthcare, and WellPoint Health Networks, all of which made positive contributions for the period they were held in the Fund.

FINANCIAL STOCKS

Financial stocks provided mixed results over the six-month reporting period, with a particularly strong performance from Bank of America. The Fund took profits in MBNA and Household International as they advanced during the reporting period. The Fund sold its positions in Washington Mutual and FleetBoston Financial relatively early in the reporting period for a net loss. Citigroup and Fannie Mae provided single-digit negative returns for the semiannual period and both positions were reduced.

Insurance results were mixed. American International Group declined and we sold the Fund's position in the stock at a loss for the reporting period but at a gain from the time the shares were acquired by the Fund. Marsh & McLennan advanced modestly and the Fund continues to maintain a reduced position in the stock.

OTHER ISSUES

During the first quarter of 2002, Tyco International suffered a major setback over questions about its accounting practices. We sold a portion of the Fund's position in the stock in February and the remainder at the end of April. Another manufacturing stock, Illinois Tool Works, advanced more than 25% during the six months ended April 30, 2002.

Among media and entertainment stocks, Clear Channel Communications benefited from the rise in spending for broadcast advertising. The Fund took some profits as Viacom advanced, and we sold AOL Time Warner shares in the midst of a continuing decline. Two of the Fund's specialized services holdings, Cendant and Omnicom Group, both provided attractive returns over the reporting period. General Dynamics is a defense company whose stock advanced through most of the reporting period and we added to the Fund's position as the stock price rose. Finally, SYSCO, the largest food service distributor in North America, advanced in January, when the company an-nounced higher-than-anticipated earnings. The stock remained strong through the end of April 2002.

LOOKING AHEAD

With signs that the economy is strengthening, we believe growth stocks are likely to do well in the months ahead. We continue to favor consumer stocks and believe that valuations are becoming more attractive within the technology sector. The question of whether stock prices and earnings expectations have fully aligned is still open, but we anticipate attractive opportunities as long as economic indicators remain positive.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as a consideration incidental to the Fund's objective of capital growth.

RUDOLPH C. CARRYL
EDMUND C. SPELMAN
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                              VERSUS S&P 500 INDEX
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE GROWTH EQUITY FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
4/30/92                                                                  10,000.00                          10,000.00
93                                                                       12,866.00                          11,217.00
94                                                                       12,579.00                          11,506.00
95                                                                       17,345.00                          13,514.00
96                                                                       21,094.00                          17,596.00
97                                                                       26,311.00                          22,019.00
98                                                                       36,968.00                          31,067.00
99                                                                       46,333.00                          37,843.00
00                                                                       40,972.00                          41,682.00
01                                                                       31,396.00                          36,278.00
4/30/02                                                                  28,416.00                          31,698.00

                              $10,000 INVESTED IN
                           ECLIPSE GROWTH EQUITY FUND
                              VERSUS S&P 500 INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                       S&P 500 INDEX                ECLIPSE GROWTH EQUITY FUND
                                                                       -------------                --------------------------
4/30/92                                                                  10,000.00                           10,000.00
93                                                                       11,217.00                           12,866.00
94                                                                       11,506.00                           12,579.00
95                                                                       13,514.00                           17,297.00
96                                                                       17,596.00                           20,979.00
97                                                                       22,019.00                           26,118.00
98                                                                       31,067.00                           36,611.00
99                                                                       37,843.00                           45,774.00
00                                                                       41,682.00                           40,378.00
01                                                                       36,278.00                           39,855.00
4/30/02                                                                  31,698.00                           27,903.00

Source: Lipper Inc., 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

                                               TOTAL RETURNS*       AVERAGE ANNUAL TOTAL RETURNS*
               PERFORMANCE                  AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
---------------------------------------------------------------------------------------------------
                                            SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
Eclipse Growth Equity Fund No-Load Class            1.00%           -19.39%      5.94%      11.01%
Eclipse Growth Equity Fund Service
 Class(+)                                           0.87            -19.59       5.69       10.81
Average Lipper large-cap growth fund(++)           -0.87            -20.44       5.18        9.39
S&P 500 Index(sec.)                                 2.29            -12.64       7.55       12.22

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                       NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

YEAR ENDED                                                          TOTAL
DECEMBER 31                                                        RETURN*
-----------                                                        ------
1992                                                                 5.63
1993                                                                 9.59
1994                                                                -2.23
1995                                                                37.88
1996                                                                21.62
1997                                                                24.73
1998                                                                40.50
10 MONTHS ENDED OCTOBER 31 1999                                      9.96
YEAR ENDED OCTOBER 31 2000                                          12.24
YEAR ENDED OCTOBER 31 2001                                         -38.34
SIX MONTHS ENDED APRIL 30 2002                                       1.00

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)


COMMON STOCKS (100.1%)+
                                    SHARES        VALUE
                                   -----------------------
AEROSPACE/DEFENSE (4.4%)
General Dyamics Corp. ...........    91,000    $  8,835,190
United Technologies Corp. .......   151,300      10,616,721
                                               ------------
                                                 19,451,911
                                               ------------
AIR FREIGHT & LOGISTICS (1.4%)
FedEx Corp. (a)..................   114,500       5,916,215
                                               ------------
AUTOMOBILES (3.4%)
Harley-Davidson, Inc. ...........   280,500      14,863,695
                                               ------------
BANKS (3.6%)
Bank Of America Corp. ...........   100,100       7,255,248
Fifth Third Bancorp..............   123,300       8,457,147
                                               ------------
                                                 15,712,395
                                               ------------
BEVERAGES (1.3%)
PepsiCo, Inc. ...................   108,300       5,620,770
                                               ------------
BIOTECHNOLOGY (1.9%)
Amgen Inc. (a)...................   160,700       8,497,816
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (3.0%)
Cendant Corp. (a)................   490,400       8,822,296
Concord EFS, Inc. (a)............   142,600       4,509,568
                                               ------------
                                                 13,331,864
                                               ------------
COMMUNICATIONS EQUIPMENT (1.7%)
Cisco Systems, Inc. (a)..........   514,000       7,530,100
                                               ------------
COMPUTERS & PERIPHERALS (2.0%)
International Business Machines
 Corp. ..........................    74,200       6,214,992
Sun Microsystems, Inc. (a).......   297,100       2,430,278
                                               ------------
                                                  8,645,270
                                               ------------
DIVERSIFIED FINANCIALS (9.6%)
American Express Co. ............   113,000       4,634,130
Citigroup Inc. ..................   293,193      12,695,257
Fannie Mae.......................    85,500       6,748,515
Household International, Inc. ...    77,700       4,529,133
MBNA Corp. ......................    59,200       2,098,640
Morgan Stanley Dean Witter &
 Co. ............................   116,700       5,568,924
Prudential Financial, Inc. (a)...    54,000       1,733,400
State Street Corp. ..............    84,000       4,293,240
                                               ------------
                                                 42,301,239
                                               ------------
FOOD & DRUG RETAILING (2.7%)
SYSCO Corp. .....................   189,900       5,508,999
Walgreen Co. ....................   173,200       6,541,764
                                               ------------
                                                 12,050,763
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (3.8%)
Baxter International Inc. .......   250,900      14,276,210
Medtronic, Inc. .................    50,100       2,238,969
                                               ------------
                                                 16,515,179
                                               ------------

                                     SHARES           VALUE
                                   -------------------------
HEALTH CARE PROVIDERS & SERVICES (11.2%)
Cardinal Health, Inc. ...........   121,500    $  8,413,875
HCA Inc. ........................   176,700       8,444,493
Laboratory Corp. of America
 Holdings (a)....................    25,300       2,509,760
Tenet Healthcare Corp. (a).......   106,000       7,777,220
UnitedHealth Group Inc. (a)......   199,100      17,482,971
WellPoint Health Networks Inc.
 (a).............................    59,800       4,489,784
                                               ------------
                                                 49,118,103
                                               ------------
HOTELS, RESTAURANTS & LEISURE (0.5%)
Starwood Hotels & Resorts
 Worldwide, Inc. ................    56,300       2,128,140
                                               ------------
HOUSEHOLD PRODUCTS (1.5%)
Colgate-Palmolive Co. ...........   125,400       6,647,454
                                               ------------
INSURANCE (1.3%)
Marsh & McLennan Cos., Inc. .....    56,600       5,721,128
                                               ------------
IT CONSULTING & SERVICES (2.4%)
Electronic Data Systems Corp. ...   131,600       7,140,616
SunGard Data Systems Inc. (a)....   110,100       3,276,576
                                               ------------
                                                 10,417,192
                                               ------------
MACHINERY (1.5%)
Illinois Tool Works Inc. ........    92,000       6,633,200
                                               ------------
MEDIA (5.1%)
Clear Channel Communications,
 Inc. (a)........................   138,620       6,508,209
Omnicom Group Inc. ..............   125,300      10,931,172
Viacom, Inc. Class B (a).........    62,261       2,932,493
Walt Disney Co. (The)............    91,800       2,127,924
                                               ------------
                                                 22,499,798
                                               ------------
MULTILINE RETAIL (7.3%)
Costco Wholesale Corp. (a).......   109,100       4,385,820
Kohl's Corp. (a).................   156,300      11,519,310
Target Corp. ....................   178,100       7,774,065
Wal-Mart Stores, Inc. ...........   150,200       8,390,172
                                               ------------
                                                 32,069,367
                                               ------------
PHARMACEUTICALS (6.7%)
Abbott Laboratories..............   109,700       5,918,315
Johnson & Johnson................   166,600      10,639,076
Pfizer, Inc. ....................   348,400      12,664,340
                                               ------------
                                                 29,221,731
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.2%)
Analog Devices, Inc. (a).........   125,200       4,627,392
Applied Materials, Inc. (a)......   248,200       6,036,224
Intel Corp. .....................   382,600      10,946,186
KLA-Tencor Corp. (a).............    95,800       5,649,326
Texas Instruments, Inc. .........   232,100       7,178,853
Xilinx, Inc. (a).................   153,900       5,811,264
                                               ------------
                                                 40,249,245
                                               ------------

--------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES           VALUE
                                   -------------------------
SOFTWARE (4.1%)
Microsoft Corp. (a)..............   240,700    $ 12,578,982
Oracle Corp. (a).................   558,148       5,603,806
                                               ------------
                                                 18,182,788
                                               ------------
SPECIALTY RETAIL (9.6%)
Bed Bath & Beyond Inc. (a).......   299,600      11,136,132
Best Buy Co., Inc. (a)...........    91,000       6,765,850
Gap, Inc. (The)..................   219,800       3,101,378
Home Depot, Inc. (The)...........   169,350       7,852,759
Lowe's Cos., Inc. ...............   195,900       8,284,611
TJX Cos., Inc. (The).............   117,700       5,129,366
                                               ------------
                                                 42,270,096
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (0.9%)
NIKE Inc. Class B................    77,400       4,127,742
                                               ------------
Total Common Stocks
 (Cost $410,235,403).............               439,723,201
                                               ------------
SHORT-TERM INVESTMENT (0.1%)

                                   PRINCIPAL
                                      AMOUNT
                                  ----------
COMMERCIAL PAPER (0.1%)
UBS Finance Delaware LLC
 1.90%, due 5/1/02..............  $  535,000        535,000
                                               ------------
Total Short-Term Investment
 (Cost $535,000)................                    535,000
                                               ------------
Total Investments
 (Cost $410,770,403) (b)........       100.2%   440,258,201(c)
Liabilities in Excess of
 Cash and Other Assets..........        (0.2)      (961,593)
                                  ----------   ------------
Net Assets......................       100.0%  $439,296,608
                                  ==========   ============

------------
(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c) At April 30, 2002 net unrealized appreciation was $29,487,798, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $64,363,031 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $34,875,233.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

GROWTH EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $410,770,403).............................  $440,258,201
 Receivables:
   Investment securities sold.....................     5,985,212
   Dividends......................................       148,221
   Fund shares sold...............................        92,215
 Other assets.....................................        10,945
                                                    ------------
       Total assets...............................   446,494,794
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................     6,251,308
   Fund shares redeemed...........................       523,182
   Manager........................................       281,144
   Professional...................................        54,878
   Transfer agent.................................        22,158
   Custodian......................................        11,965
 Accrued expenses.................................        53,551
                                                    ------------
       Total liabilities..........................     7,198,186
                                                    ------------
 Net assets.......................................  $439,296,608
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     21,116
   Service Class..................................           735
 Additional paid-in capital.......................   422,599,286
 Accumulated net investment loss..................      (631,353)
 Accumulated net realized loss on investments.....   (12,180,974)
 Net unrealized appreciation on investments.......    29,487,798
                                                    ------------
 Net assets.......................................  $439,296,608
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $424,851,921
                                                    ============
 Shares of capital stock outstanding..............    21,115,922
                                                    ============
 Net asset value per share outstanding............  $      20.12
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 14,444,687
                                                    ============
 Shares of capital stock outstanding..............       734,890
                                                    ============
 Net asset value per share outstanding............  $      19.66
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)



INVESTMENT INCOME:
 Income:
   Dividends................................................  $  1,563,183
   Interest.................................................        27,622
                                                              ------------
       Total income.........................................     1,590,805
                                                              ------------
 Expenses:
   Manager..................................................     2,013,324
   Transfer agent...........................................       160,527
   Professional.............................................        58,453
   Shareholder communication................................        32,877
   Custodian................................................        19,704
   Service..................................................        19,344
   Directors................................................        13,502
   Registration.............................................         9,730
   Miscellaneous............................................        16,028
                                                              ------------
       Total expenses before
        reimbursement.......................................     2,343,489
   Expense reimbursement from Manager.......................      (121,331)
                                                              ------------
       Net expenses.........................................     2,222,158
                                                              ------------
 Net investment loss........................................      (631,353)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments...........................    11,962,779
 Net change in unrealized appreciation on investments.......    (5,721,485)
                                                              ------------
 Net realized and unrealized gain on investments............     6,241,294
                                                              ------------
 Net increase in net assets resulting from operations.......  $  5,609,941
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                   2002             2001
                                                              --------------   --------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $     (631,353)  $   (2,427,857)
    Net realized gain on investments........................      11,962,779       73,348,923
    Net change in unrealized appreciation on investments....      (5,721,485)    (479,488,054)
                                                              --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................       5,609,941     (408,566,988)
                                                              --------------   --------------
  Distributions to shareholders:
    From net realized gain on investments:
      No-Load Class.........................................             --      (148,207,461)
      Service Class.........................................             --        (3,118,872)
                                                              --------------   --------------
        Total distributions to shareholders.................             --      (151,326,333)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................      31,883,446       66,421,621
      Service Class.........................................       4,265,749       21,421,565
    Net asset value of shares issued to shareholders in
      reinvestment of distributions:
      No-Load Class.........................................             --       148,124,120
      Service Class.........................................             --         3,118,855
                                                              --------------   --------------
                                                                  36,149,195      239,086,161
    Cost of shares redeemed:
      No-Load Class.........................................     (49,367,095)    (427,602,973)
      Service Class.........................................      (4,725,712)     (21,907,704)
                                                              --------------   --------------
      Decrease in net assets derived from capital share
        transactions........................................     (17,943,612)    (210,424,516)
                                                              --------------   --------------
      Net decrease in net assets............................     (12,333,671)    (770,317,837)
NET ASSETS:
  Beginning of period.......................................     451,630,279    1,221,948,116
                                                              --------------   --------------
  End of period.............................................  $  439,296,608   $  451,630,279
                                                              ==============   ==============
  Accumulated net investment loss at end of period..........  $     (631,353)  $          --
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                        NO-LOAD CLASS
                              --------------------------------------------------------------------------------------------------
                              SIX MONTHS                                    JANUARY 1
                                ENDED           YEAR ENDED OCTOBER 31        THROUGH               YEAR ENDED DECEMBER 31
                              APRIL 30,       --------------------------   OCTOBER 31,      ------------------------------------
                                2002**           2001            2000         1999*            1998         1997         1996
                              ----------      ----------      ----------   -----------      ----------   ----------   ----------
Net asset value at beginning
 of period..................  $   19.92       $    37.50      $    36.45   $    33.48       $    25.43   $    21.99   $    18.84
                              ----------      ----------      ----------   ----------       ----------   ----------   ----------
Net investment loss (a).....      (0.03)           (0.09)          (0.20)       (0.14)           (0.09)       (0.08)       (0.06)
Net realized and unrealized
 gain (loss) on
 investments................       0.23           (12.79)           4.66         3.45            10.35         5.45         4.14
                              ----------      ----------      ----------   ----------       ----------   ----------   ----------
Total from investment
 operations.................       0.20           (12.88)           4.46         3.31            10.26         5.37         4.08
                              ----------      ----------      ----------   ----------       ----------   ----------   ----------
Less distributions:
From net realized gain on
 investments................        --             (4.70)          (3.41)       (0.34)           (2.21)       (1.93)       (0.93)
                              ----------      ----------      ----------   ----------       ----------   ----------   ----------
Net asset value at end of
 period.....................  $   20.12       $    19.92      $    37.50   $    36.45       $    33.48   $    25.43   $    21.99
                              ==========      ==========      ==========   ==========       ==========   ==========   ==========
Total investment return.....       1.00%(b)       (38.34%)         12.24%        9.96%(b)        40.50%       24.73%       21.62%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss........      (0.26%)+         (0.32%)         (0.52%)      (0.49%)+         (0.31%)      (0.31%)      (0.27%)
 Net expenses...............       0.93%+           0.93%           0.93%        0.93%+           0.94%        0.93%        0.92%
 Expenses (before
   reimbursement)...........       0.98%+           0.98%           0.93%        0.93%+           0.94%        0.93%        0.92%
Portfolio turnover rate.....         42%              35%             48%          27%              29%          36%          22%
Net assets at end of period
 (in 000's).................  $ 424,852       $  436,898      $1,197,216   $1,049,756       $  975,010   $  700,070   $  541,212

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                           SERVICE CLASS
     -----------------------------------------------------------------------------------------
     SIX MONTHS                              JANUARY 1
       ENDED       YEAR ENDED OCTOBER 31      THROUGH            YEAR ENDED DECEMBER 31
     APRIL 30,    -----------------------   OCTOBER 31,   ------------------------------------
       2002**        2001         2000         1999*         1998         1997         1996
     ----------   ----------   ----------   -----------   ----------   ----------   ----------
     $   19.49    $    36.88   $    35.99   $    33.13    $    25.24   $    21.88   $    18.80
     ----------   ----------   ----------   ----------    ----------   ----------   ----------
         (0.05)        (0.14)       (0.29)       (0.21)        (0.16)       (0.14)       (0.11)
          0.22        (12.55)        4.59         3.41         10.26         5.43         4.12
     ----------   ----------   ----------   ----------    ----------   ----------   ----------
          0.17        (12.69)        4.30         3.20         10.10         5.29         4.01
     ----------   ----------   ----------   ----------    ----------   ----------   ----------
           --          (4.70)       (3.41)       (0.34)        (2.21)       (1.93)       (0.93)
     ----------   ----------   ----------   ----------    ----------   ----------   ----------
     $   19.66    $    19.49   $    36.88   $    35.99    $    33.13   $    25.24   $    21.88
     ==========   ==========   ==========   ==========    ==========   ==========   ==========
          0.87%(b)     (38.49%)      11.93%       9.74%(b)      40.18%      24.50%       21.29%
         (0.51%)+      (0.57%)      (0.77%)      (0.74%)+      (0.56%)      (0.56%)      (0.52%)
          1.18%+        1.18%        1.18%        1.18%+        1.19%        1.18%        1.17%
          1.23%+        1.23%        1.18%        1.18%+        1.19%        1.18%        1.17%
            42%           35%          48%          27%           29%          36%          22%
     $  14,445    $   14,732   $   24,732   $   25,987    $   15,814   $   10,668   $    6,842

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Value Equity Fund
--------------------------------------------------------------------------------

The stock market rebounded sharply after the terrorist attacks of September 11, 2001, and continued to advance in November and early December. The Federal Reserve helped fuel investors' enthusiasm by lowering the targeted federal funds rate by 50 basis points on November 6 and another 25 basis points on December 11, 2001. After these moves, however, the targeted federal funds rate remained unchanged at 1.75% through the end of April 2002.

With lower short-term interest rates helping to fuel economic growth, real gross domestic product increased rapidly in the first quarter of 2002, according to preliminary projections. Unfortunately, this growth was not fully reflected in the stock market, which continued to suffer from Middle East tensions, negative earnings announcements, fallout from the Enron bankruptcy and the Arthur Andersen investigation, and concerns about higher unemployment and rising oil prices.

Value stocks outperformed growth stocks over the six-month period ended April 30, 2002, as investors became increasingly concerned about stocks that may be overpriced relative to their earnings potential. Strong consumer spending provided a stimulus for retail issues and consumer-related stocks, but technology, telecommunications, and related issues generally did not do well. As signs of economic recovery emerged, many industrial and manufacturing stocks showed particularly strong performance.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Value Equity Fund returned 7.94% for No-Load Class shares and 7.85% for Service Class shares. Both share classes outperformed the 5.56% return of the average Lipper(1) large-cap value fund and underperformed the 8.87% return of the Russell 1000(R) Value Index(2) for the six months ended April 30, 2002.

The Fund's strong relative performance stemmed primarily from our disciplined security selection process and strong sell disciplines, which helped the Fund take advantage of potential opportunities and avoid trouble spots during the reporting period.

AEROSPACE AND DEFENSE

Raytheon and United Technologies both showed strong results, climbing steadily over the six-month reporting period. Rockwell Collins did even better, and we gradually sold the Fund's position as it reached our progressive price targets.

RETAIL, CONSUMER, AND FOOD

The Fund's retail and consumer-related holdings were generally strong, with CVS and Sears, Roebuck both recording substantial gains. Strong consumer spending throughout the reporting period helped Kroger and McDonald's provide positive results.

Household-products manufacturers Kimberly-Clark and Procter & Gamble both recorded impressive gains. Kraft Foods was also a strong performer for the six months ended April 30, 2002, but Heinz (H.J.), closed the reporting period below where it began. Tobacco, food, and beverage giant Philip Morris continued to climb throughout the reporting period and the Fund increased its position strategically as the stock price rose.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

TELECOMMUNICATIONS AND TECHNOLOGY

The Fund saw weakness in its telecommunications and communications-equipment holdings, which generally showed poor results for the reporting period. Although we sold the Fund's AT&T shares at a slight gain over their value on October 31, 2001, we closed the Fund's positions in SBC Communications and WorldCom at a loss from the beginning of the reporting period. ALLTELL, Sprint (FON Group), and Verizon Communications all provided negative returns for the six months ended April 30, 2002, but we have added to the Fund's positions in these stocks at what we believe to be attractive prices. Tellabs was a disappointing holding, as its price dropped substantially over the reporting period.

The Fund saw mixed results from its other technology-related holdings. Intel made substantial gains through early January 2002, as we progressively sold the Fund's position. Unisys was strong throughout the reporting period, rising almost 50%. Computer Sciences and Advanced Micro Devices also made positive contributions to the Fund's performance. Spacing purchases across a several-month decline helped Motorola's results when the stock recovered through March and April, but overall, the stock detracted from the Fund's performance.

Gateway was a disappointment, declining slightly from its value at the beginning of the semiannual period and falling sharply from the prices at which we added to the Fund's position. IBM was also weak, falling substantially from early January through the end of April 2002. Sun Microsystems followed a similar trajectory, and in April, we sold the Fund's position in the stock at a loss for the reporting period.

FINANCIAL

The Fund's bank and insurance stocks did well, with particularly strong performance from Washington Mutual, Bank of America, Hartford Financial Services, and Allstate. The Fund also saw positive but more modest results from FleetBoston Financial, Lincoln National, Chubb, and the recently purchased Prudential Financial. A few holdings ended the reporting period close to where they began, and Merrill Lynch and Citigroup drifted into negative territory after sharp declines in April 2002.

ENERGY

With rising oil prices, Unocal and Phillips Petroleum both managed to provide a positive contribution to the Fund's performance. Exxon Mobil failed to meet expectations, but the stock recorded a slight gain for the reporting period. Although the Fund benefited by selling a portion of its FirstEnergy holdings at a high point in March 2002, the remainder of the position was sold in April at a loss for the period. ChevronTexaco declined slightly over the reporting period. Despite a partial recovery from a low point in early February, El Paso shares ended the reporting period well below their level on October 31, 2001. As one of the Fund's largest positions, El Paso was among the leading detractors from the Fund's performance.

MANUFACTURING, INDUSTRIAL, AND OTHER HOLDINGS

Several of the Fund's manufacturing and industrial stocks had positive results over the reporting period. American Standard, Textron, TRW, Ingersoll-Rand, and Phelps Dodge all contributed significantly to the Fund's positive performance. Air Products and Chemicals was also a solid performer over the six months ended April 30, 2002.

The Fund initiated positions in General Motors and heavy-duty truck producer Navistar International in March and April 2002. Results were mixed for the short time these issues were held in the Fund.

In the packaging sector, International Paper was strong throughout the reporting period. After joining the two companies that make up its name, MeadWestvaco advanced and the Fund made several share purchases. Unfortunately, the stock lost its initial momentum and detracted from the Fund's performance through April 30, 2002.

The Fund established positions in Bristol-Myers Squibb and Watson
Pharmaceuticals late in the reporting period. Although these

--------------------------------------------------------------------------------

stocks detracted slightly from the Fund's performance, we believe they both have strong potential going forward.

LOOKING AHEAD

Our outlook remains positive for the coming months, as we see encouraging indicators for the economy and for consumer, manufacturing, and industrial stocks in general. We will continue to apply disciplined fundamental analysis and seek strong catalysts for price improvement in the stocks we pursue.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

RICHARD A. ROSEN
Portfolio Manager
MacKay Shields LLC

                              $10,000 INVESTED IN
                           ECLIPSE VALUE EQUITY FUND
                                     VERSUS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX
                              NO-LOAD CLASS SHARES
[NO LOAD CLASS SHARES GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
4/30/92                                                  10,000                      10,000                      10,000
93                                                       12,622                      11,888                      11,217
94                                                       12,776                      12,502                      11,506
95                                                       16,535                      14,080                      13,514
96                                                       20,240                      18,287                      17,596
97                                                       24,820                      22,413                      22,019
98                                                       22,810                      31,867                      31,067
99                                                       24,912                      36,361                      37,843
00                                                       27,850                      34,954                      41,682
01                                                       27,553                      37,198                      36,287
4/30/02                                                  27,417                      35,744                      31,698

                              $10,000 INVESTED IN
                           ECLIPSE VALUE EQUITY FUND
                                     VERSUS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                ECLIPSE VALUE EQUITY FUND   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                -------------------------   ------------------------          -------------
4/30/92                                                  10,000.00                   10,000.00                   10,000.00
93                                                       12,622.00                   11,888.00                   11,217.00
94                                                       12,776.00                   12,502.00                   11,506.00
95                                                       16,522.00                   14,080.00                   13,514.00
96                                                       20,173.00                   18,287.00                   17,596.00
97                                                       24,667.00                   22,413.00                   22,019.00
98                                                       22,619.00                   31,867.00                   31,067.00
99                                                       24,650.00                   36,361.00                   37,843.00
00                                                       27,648.00                   34,954.00                   41,682.00
01                                                       27,088.00                   37,198.00                   36,287.00
4/30/02                                                  26,954.00                   35,744.00                   31,698.00

Source: Lipper Inc., 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

                                             TOTAL RETURNS*        AVERAGE ANNUAL TOTAL RETURNS*
              PERFORMANCE                 AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
--------------------------------------------------------------------------------------------------
                                          SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------
Eclipse Value Equity Fund No-Load Class           7.94%            -2.55%      5.80%       10.61%
Eclipse Value Equity Fund Service
 Class(+)                                         7.85             -2.79       5.53        10.42
Average Lipper large-cap value fund(++)           5.56             -7.82       7.13        11.41
S&P 500 Index(sec.)                               2.29            -12.64       7.55        12.22
Russell 1000(R) Value Index(II)                   8.87             -3.91       9.78        13.58

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

YEAR ENDED                                                                     TOTAL
DECEMBER 31                                                                   RETURN*
-----------                                                                   -------
1992                                                                           20.71
1993                                                                           14.90
1994                                                                            1.22
1995                                                                           29.42
1996                                                                           22.41
1997                                                                           22.63
1998                                                                           -8.10
10 MONTHS ENDED OCTOBER 31 1999                                                 7.91
YEAR ENDED OCTOBER 31 2000                                                     11.31
YEAR ENDED OCTOBER 31 2001                                                     -7.29
SIX MONTHS ENDED APRIL 30 2002                                                  7.94

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(II) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

COMMON STOCKS (90.6%)+
                                  SHARES          VALUE
                                ----------------------------
AEROSPACE/DEFENSE (2.8%)
Raytheon Co. Class B..........       72,600    $  3,070,980
United Technologies Corp. ....       19,300       1,354,281
                                               ------------
                                                  4,425,261
                                               ------------
AUTOMOBILES (1.4%)
General Motors Corp. .........       33,900       2,174,685
                                               ------------
BANKS (6.6%)
Bank of America Corp. ........       29,900       2,167,152
FleetBoston Financial
 Corp. .......................       69,816       2,464,505
PNC Financial Services Group,
 Inc. (The)...................       41,200       2,272,180
Washington Mutual, Inc. ......       87,800       3,312,694
                                               ------------
                                                 10,216,531
                                               ------------
BUILDING PRODUCTS (3.9%)
American Standard Cos. Inc.
 (a)..........................       82,100       6,132,870
                                               ------------
CHEMICALS (0.6%)
Air Products and Chemicals,
 Inc. ........................       19,900         956,195
                                               ------------
COMMUNICATIONS EQUIPMENT (3.2%)
Motorola, Inc. ...............      238,300       3,669,820
Tellabs, Inc. (a).............      156,900       1,332,081
                                               ------------
                                                  5,001,901
                                               ------------
COMPUTERS & PERIPHERALS (1.8%)
Gateway Inc. (a)..............      194,900       1,068,052
International Business
 Machines Corp. ..............       21,600       1,809,216
                                               ------------
                                                  2,877,268
                                               ------------
DIVERSIFIED FINANCIALS (9.1%)
Citigroup Inc. ...............      126,133       5,461,559
Goldman Sachs Group, Inc.
 (The)........................       17,700       1,393,875
JP Morgan Chase & Co. ........      101,540       3,564,054
Merrill Lynch & Co. Inc. .....       33,500       1,404,990
Prudential Financial, Inc.
 (a)..........................       73,800       2,368,980
                                               ------------
                                                 14,193,458
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (7.0%)
ALLTEL Corp. .................       68,000       3,366,000
Sprint Corp. (Fon Group)......      205,100       3,250,835
Verizon Communications Inc. ..      107,300       4,303,803
                                               ------------
                                                 10,920,638
                                               ------------
ELECTRICAL EQUIPMENT (1.3%)
Cooper Industries, Inc. ......       45,500       1,992,900
                                               ------------
FOOD & DRUG RETAILING (1.7%)
CVS Corp. ....................       18,900         632,772
Kroger Co. (The) (a)..........       90,800       2,067,516
                                               ------------
                                                  2,700,288
                                               ------------

                                  SHARES          VALUE
                                ----------------------------
FOOD PRODUCTS (2.1%)
Heinz (H.J.) Co. .............       36,600    $  1,536,834
Kraft Foods Inc. Class A......       41,300       1,694,952
                                               ------------
                                                  3,231,786
                                               ------------
GAS UTILITIES (2.7%)
El Paso Corp. ................      103,262       4,130,480
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (2.3%)
CIGNA Corp. ..................       32,700       3,564,300
                                               ------------
HOTELS, RESTAURANTS & LEISURE (2.1%)
McDonald's Corp. .............      115,400       3,277,360
                                               ------------
HOUSEHOLD PRODUCTS (3.2%)
Kimberly-Clark Corp. .........       62,400       4,063,488
Procter & Gamble Co. (The)....        9,900         893,574
                                               ------------
                                                  4,957,062
                                               ------------
INDUSTRIAL CONGLOMERATES (0.5%)
Textron, Inc. ................       16,300         801,634
                                               ------------
INSURANCE (8.7%)
Allstate Corp. (The)..........      100,000       3,974,000
Chubb Corp. ..................       46,500       3,566,550
Hartford Financial Services
 Group, Inc. .................       52,800       3,659,040
Lincoln National Corp. .......       32,100       1,537,590
Travelers Property Casualty
 Corp. Class A (a)............       39,800         739,882
                                               ------------
                                                 13,477,062
                                               ------------
IT CONSULTING & SERVICES (2.4%)
Computer Sciences Corp. (a)...       38,100       1,708,785
Unisys Corp. (a)..............      147,000       1,984,500
                                               ------------
                                                  3,693,285
                                               ------------
MACHINERY (3.3%)
Ingersoll-Rand Co. Class A....       47,100       2,352,645
Navistar International Corp.
 (a)..........................       67,800       2,705,220
                                               ------------
                                                  5,057,865
                                               ------------
METALS & MINING (2.6%)
Alcoa Inc. ...................       99,672       3,391,838
Phelps Dodge Corp. (a)........       16,800         601,440
                                               ------------
                                                  3,993,278
                                               ------------
MULTILINE RETAIL (2.4%)
Sears, Roebuck & Co. .........       70,800       3,734,700
                                               ------------
OIL & GAS SERVICES (8.6%)
ChevronTexaco Corp. ..........       44,421       3,851,745
Exxon Mobil Corp. ............       58,600       2,353,962
Phillips Petroleum Co. .......       66,000       3,947,460
Unocal Corp. .................       88,500       3,291,315
                                               ------------
                                                 13,444,482
                                               ------------
------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                ----------------------------
PAPER & FOREST PRODUCTS (5.4%)
International Paper Co. ......      115,600    $  4,789,308
MeadWestvaco Corp. ...........      122,264       3,589,671
                                               ------------
                                                  8,378,979
                                               ------------
PHARMACEUTICALS (1.1%)
Bristol-Myers Squibb Co. .....       31,500         907,200
Watson Pharmaceuticals, Inc.
 (a)..........................       33,400         821,640
                                               ------------
                                                  1,728,840
                                               ------------
ROAD & RAIL (1.9%)
Burlington Northern Santa Fe
 Corp. .......................      107,900       2,966,171
                                               ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.7%)
Advanced Micro Devices, Inc.
 (a)..........................       93,800       1,048,684
                                               ------------
TOBACCO (1.2%)
Philip Morris Cos. Inc. ......       35,800       1,948,594
                                               ------------
Total Common Stocks
 (Cost $145,589,516)..........                  141,026,557
                                               ------------
PREFERRED STOCK (1.1%)
AUTOMOBILES (1.1%)
Ford Motor Co. Capital Trust
 II Convertible Preferred 6.50%..    30,000       1,688,400
                                               ------------
Total Preferred Stock
 (Cost $1,525,382)............                    1,688,400
                                               ------------
SHORT-TERM INVESTMENTS (8.3%)

                                  PRINCIPAL
                                   AMOUNT
                                -----------
COMMERCIAL PAPER (5.7%)
Prudential Funding LLC
 1.74%, due 5/2/02............   $2,395,000       2,394,884
UBS Finance Delaware LLC
 1.90%, due 5/1/02............    6,500,000       6,500,000
                                               ------------
Total Commercial Paper
 (Cost $8,894,884)............                    8,894,884
                                               ------------


                                  PRINCIPAL
                                   AMOUNT           VALUE
                                ----------------------------
U.S. GOVERNMENT (2.6%)
United States Treasury Bill
 1.67%, due 5/2/02............   $4,000,000    $  3,999,814
                                               ------------
Total U.S. Government
 (Cost $3,999,814)............                    3,999,814
                                               ------------
Total Short-Term Investments
 (Cost $12,894,698)...........                   12,894,698
                                               ------------
Total Investments
 (Cost $160,009,596) (b)......        100.0%    155,609,655(c)
Liabilities in Excess of
 Cash and Other Assets........         (0.0)(d)     (44,208)
                                 ----------    ------------
Net Assets....................        100.0%   $155,565,447
                                 ==========    ============
WRITTEN CALL OPTION (-0.0%) (d)

                                  NUMBER
                                    OF
                                CONTRACTS(e)
                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (-0.0%) (d)
Sprint Corp.
 Strike Price @ $17.50
 Expire 6/22/02 (a)
  (Premium ($36,134)).........         (495)   $   (29,700)
                                               ============

------------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $163,240,692.
(c) At April 30, 2002 net unrealized depreciation was $7,631,037, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,307,506 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $17,938,543.
(d)  Less than one tenth of a percent.
(e)  One contract relates to 100 shares.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $160,009,596).............................  $155,609,655
 Cash.............................................         3,334
 Receivables:
   Investment securities sold.....................     7,073,250
   Dividends......................................       182,571
   Fund shares sold...............................        23,497
 Other assets.....................................        10,815
                                                    ------------
       Total assets...............................   162,903,122
                                                    ------------
LIABILITIES:
 Written call option, at value
   (premium received $36,134) (Note 2(K)).........        29,700
 Payables:
   Investment securities purchased................     6,682,567
   Fund shares redeemed...........................       467,180
   Manager........................................        86,552
   Transfer agent.................................        14,225
   Custodian......................................         5,290
 Accrued expenses.................................        52,161
                                                    ------------
       Total liabilities..........................     7,337,675
                                                    ------------
 Net assets.......................................  $155,565,447
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     12,365
   Service Class..................................           468
 Additional paid-in capital.......................   164,952,535
 Accumulated undistributed net investment
   income.........................................       620,071
 Accumulated net realized loss on investments.....    (5,626,485)
 Net unrealized depreciation on investments and
   written call option............................    (4,393,507)
                                                    ------------
 Net assets.......................................  $155,565,447
                                                    ============


No-Load Class
 Net assets applicable to outstanding shares......  $149,900,425
                                                    ============
 Shares of capital stock outstanding..............    12,364,903
                                                    ============
 Net asset value per share outstanding............  $      12.12
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  5,665,022
                                                    ============
 Shares of capital stock outstanding..............       467,933
                                                    ============
 Net asset value per share outstanding............  $      12.11
                                                    ============


STATEMENT OF OPERATIONS
For the year ended October 31, 2001


INVESTMENT INCOME:
 Income:
   Dividends................................................  $  1,517,430
   Interest.................................................        43,385
                                                              ------------
       Total income.........................................     1,560,815
                                                              ------------
 Expenses:
   Manager..................................................       656,949
   Transfer agent...........................................        98,302
   Professional.............................................        25,853
   Custodian................................................        10,473
   Shareholder communication................................        10,210
   Registration.............................................         9,376
   Service..................................................         6,971
   Directors................................................         4,377
   Miscellaneous............................................         9,886
                                                              ------------
       Total expenses before
        reimbursement.......................................       832,397
   Expense reimbursement from Manager.......................       (98,918)
                                                              ------------
       Net expenses.........................................       733,479
                                                              ------------
 Net investment income......................................       827,336
                                                              ------------


REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions....................................    (2,561,177)
   Written call option transactions.........................       165,403
                                                              ------------
 Net realized loss on investments and written call option
   transactions.............................................    (2,395,774)
                                                              ------------
 Net change in unrealized depreciation on:
   Security transactions....................................    13,171,735
   Written call option transactions.........................         6,434
                                                              ------------
 Net unrealized gain on investments and written call option
   transactions.............................................    13,178,169
                                                              ------------
 Net realized and unrealized gain on investments and written
   call option transactions.................................    10,782,395
                                                              ------------
 Net increase in net assets resulting from operations.......  $ 11,609,731
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                  2002            2001
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $     827,336   $   4,857,879
    Net realized gain (loss) on investments.................     (2,395,774)     65,391,124
    Net change in unrealized appreciation (depreciation) on
     investments and written call option transactions.......     13,178,169     (81,543,520)
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     11,609,731     (11,294,517)
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (3,627,312)     (8,051,850)
      Service Class.........................................       (114,666)        (47,899)
    From net realized gain on investments:
      No-Load Class.........................................    (13,192,357)    (16,561,251)
      Service Class.........................................       (467,805)       (127,178)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...    (17,402,140)    (24,788,178)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     24,568,719      31,286,982
      Service Class.........................................        427,713         896,231
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................     16,808,141      24,598,701
      Service Class.........................................        578,760         175,075
                                                              -------------   -------------
                                                                 42,383,333      56,956,989
    Cost of shares redeemed:
      No-Load Class.........................................    (26,775,330)   (622,412,594)
      Service Class.........................................       (388,672)     (1,023,145)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     15,219,331    (566,478,750)
                                                              -------------   -------------
      Net increase (decrease) in net assets.................      9,426,922    (602,561,445)
NET ASSETS:
  Beginning of period.......................................    146,138,525     748,699,970
                                                              -------------   -------------
  End of period.............................................  $ 155,565,447   $ 146,138,525
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $     620,071   $   3,534,713
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         NO-LOAD CLASS
                                       ----------------------------------------------------------------------------------
                                       SIX MONTHS         YEAR ENDED          JANUARY 1
                                         ENDED            OCTOBER 31           THROUGH         YEAR ENDED DECEMBER 31
                                       APRIL 30,    ----------------------   OCTOBER 31,   ------------------------------
                                         2002**       2001          2000        1999*        1998       1997       1996
                                       ----------   --------      --------   -----------   --------   --------   --------
Net asset value at beginning of
 period..............................   $  12.55    $  14.00      $  12.69    $  11.76     $  16.36   $  15.87   $  14.43
                                        --------    --------      --------    --------     --------   --------   --------
Net investment income................       0.07(c)     0.16(c)       0.15        0.09         0.18       0.23       0.25
Net realized and unrealized gain
 (loss) on investments...............       0.94       (1.15)         1.27        0.84        (1.58)      3.31       2.98
                                        --------    --------      --------    --------     --------   --------   --------
Total from investment operations.....       1.01       (0.99)         1.42        0.93        (1.40)      3.54       3.23
                                        --------    --------      --------    --------     --------   --------   --------
Less dividends and distributions:
From net investment income...........      (0.31)      (0.15)        (0.11)      (0.00)(a)    (0.18)     (0.23)     (0.25)
From net realized gain on
 investments.........................      (1.13)      (0.31)          --          --         (3.02)     (2.82)     (1.54)
                                        --------    --------      --------    --------     --------   --------   --------
Total dividends and distributions....      (1.44)      (0.46)        (0.11)      (0.00)(a)    (3.20)     (3.05)     (1.79)
                                        --------    --------      --------    --------     --------   --------   --------
Net asset value at end of period.....   $  12.12    $  12.55      $  14.00    $  12.69     $  11.76   $  16.36   $  15.87
                                        ========    ========      ========    ========     ========   ========   ========
Total investment return..............       7.94%(b)    (7.29%)      11.31%       7.91%(b)    (8.10%)    22.63%     22.41%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............       1.08%+      1.28%         1.12%       0.84%+       1.04%      1.30%      1.70%
 Net expenses........................       0.94%+      0.94%         0.94%       0.96%+       0.98%      0.93%      0.92%
 Expenses (before reimbursement).....       1.07%+      1.00%         0.94%       0.96%+       0.98%      0.93%      0.92%
Portfolio turnover rate..............         29%         94%           96%         49%          76%        66%        50%
Net assets at end of period (in
 000's)..............................   $149,900    $140,919      $742,924    $741,300     $800,993   $984,220   $821,725

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                      SERVICE CLASS
    ---------------------------------------------------------------------------------
    SIX MONTHS                            JANUARY 1
      ENDED      YEAR ENDED OCTOBER 31     THROUGH         YEAR ENDED DECEMBER 31
    APRIL 30,    ---------------------   OCTOBER 31,   ------------------------------
      2002**       2001        2000         1999*        1998       1997       1996
    ----------   ---------   ---------   -----------   --------   --------   --------
     $  12.52    $  13.97    $  12.66     $  11.76     $  16.35   $  15.85   $  14.43
     --------    --------    --------     --------     --------   --------   --------
         0.05(c)     0.14(c)     0.10         0.06         0.14       0.16       0.23
         0.95       (1.16)       1.28         0.84        (1.57)      3.32       2.96
     --------    --------    --------     --------     --------   --------   --------
         1.00       (1.02)       1.38         0.90        (1.43)      3.48       3.19
     --------    --------    --------     --------     --------   --------   --------
        (0.28)      (0.12)      (0.07)       (0.00)(a)    (0.14)     (0.16)     (0.23)
        (1.13)      (0.31)        --           --         (3.02)     (2.82)     (1.54)
     --------    --------    --------     --------     --------   --------   --------
        (1.41)      (0.43)      (0.07)       (0.00)(a)    (3.16)     (2.98)     (1.77)
     --------    --------    --------     --------     --------   --------   --------
     $  12.11    $  12.52    $  13.97     $  12.66     $  11.76   $  16.35   $  15.85
     ========    ========    ========     ========     ========   ========   ========
         7.85%(b)    (7.54%)    11.00%        7.65%(b)    (8.30%)    22.28%     22.10%
         0.83%+      1.03%       0.87%        0.59%+       0.79%      1.05%      1.45%
         1.19%+      1.19%       1.19%        1.21%+       1.23%      1.18%      1.17%
         1.32%+      1.25%       1.19%        1.21%+       1.23%      1.18%      1.17%
           29%         94%         96%          49%          76%        66%        50%
     $  5,665    $  5,219    $  5,776     $  7,418     $  9,740   $ 11,010   $ 14,752

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Equity Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2002, low inflation, rising industrial production, and strong consumer confidence were continuing positive trends that helped many economists maintain an optimistic outlook. Real gross domestic product rose 1.7% in the fourth quarter of 2001 and, according to preliminary estimates, increased significantly in the first quarter of 2002.

Advances in the war on terrorism helped many investors remain hopeful during the six-month period, but the Enron scandal and the conflict in the Middle East contributed to investor uncertainty and market volatility. Unemployment figures reached a sobering 6% in April, and many investors agreed that stocks remained overpriced in spite of their recent correction.

The Federal Reserve lowered the targeted federal funds rate in November and December 2001, then maintained a neutral stance through April 2002. Since the cost of capital may affect the growth prospects of telecommunications and technology companies, many investors are concerned that anticipated Fed tightening may have a negative impact on these important sectors.

We believe that the Fed may postpone any tightening moves until there is stronger evidence that economic growth can be sustained. The stock market's general decline in April may reflect investors' realization that the economic recovery may not be as swift and strong as earlier projections suggested.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Indexed Equity Fund returned 2.16% for No-Load Class shares and 2.08% for Service Class shares. Both share classes outperformed the 2.06% return of the average Lipper(1) S&P 500 Index objective fund over the same period. Over the six-month period, both share classes underperformed the 2.29% return of the S&P 500 Index.(2) Since the Fund incurs real-world expenses that a hypothetical index does not, there may be times when the Fund underperforms the Index.

STRONG AND WEAK SECTORS

Based on total return alone, the best-performing sectors in the S&P 500 Index during the reporting period were homebuilding (+58.34%), hotels, resorts and cruise lines (+56.75%), semiconductor equipment (+43.00%), casinos and gaming (+41.87%), and diversified metals and mining (+41.75%). Because of differences in their Index weightings, however, several industries with lower total returns had a greater overall impact on the overall return of the Index. Taking weightings and total returns into consideration, the leading sector was banks (+22.21%), followed by aerospace and defense (+29.84%), semiconductors (+10.55%), general merchandise stores (+11.25%), and soft drinks (+12.16%).

Based on total returns alone, the worst-performing sectors in the Index for the reporting period were multi-utilities and unregulated power (-46.80%), wireless telecommunication services (-41.66%), telecommunications equipment (-28.59%), integrated telecommunication (-24.93%), and industrial conglomerates (-19.55%). Due to their Index weightings, industrial conglomerates, integrated telecommunication services, and multi-utilities and unregulated power were also among the worst-performing sectors when weightings and total returns were taken into account. Other major detractors from the overall performance of the Index on this basis included pharmaceuticals (-10.49%) and systems software (-12.90%).

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds seek to match their indices, unlike other funds, which generally seek to beat an index or indices.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

CORPORATE LEADERS AND LAGGARDS

For the six months ended April 30, 2002, the strongest-performing company in the S&P 500 Index, based on total return alone, was Big Lots (+106.68%), followed by Hilton Hotels (+91.12%), Dillards (+89.11%), Dana (+88.47%), and Cooper Tire & Rubber (+87.74%). Despite these outstanding returns, companies with larger weightings generally made more substantial positive contributions to the overall performance of the Index. Taking both weightings and total returns into account, the strongest contributor to Index performance was Intel (+17.16%), followed by Proctor & Gamble (+22.34%), Bank of America (+22.87%), Wal-Mart Stores (+8.88%), and Wells Fargo (+29.49%).

Not surprisingly, several of the worst-performing companies in the Index were also in the worst-performing sectors. Based on total return alone, WorldCom (-81.57%) was the weakest stock in the S&P 500 for the six-month reporting period, followed by Tyco International (-62.45%), Qwest Communications International (-61.16%), Calpine (-55.56%), and Ciena (-53.94%). Taking both weightings and total returns into account, Tyco International made the greatest negative contribution to the total return of the Index over the reporting period, followed by AOL Time Warner (-38.84%), General Electric (-13.35%), Bristol-Myers Squibb (-46.12%), and International Business Machines (-22.49%).

INDEX CHANGES

The Fund seeks to track the performance and weightings of stocks in the S&P 500 Index. From time to time, companies are added to or deleted from the Index due to mergers, acquisitions, divestitures, or other factors, including Standard & Poor's assessment of which companies and industries best reflect the makeup of the U.S. economy. During the six-month reporting period, 11 companies were deleted from the S&P 500 Index and 11 companies were added to replace them.

Significant deletions included Enron and Kmart, both of which faced major financial difficulties. The merger of Mead and Westvaco led to two deletions from the Index and the addition of MeadWestvaco. Other familiar names that were added to the Index during the six months ended April 30, 2002, included Health Management Associates, NVIDIA, Genzyme, Jones Apparel Group, and ACE.

LOOKING AHEAD

Instability in both the Middle East and South Asia (India and Pakistan) continues to cast a shadow over the U.S. markets, as heightened concern over terrorist activity drives markets lower. In addition, persistant concerns over corporate accounting practices are causing investors to tread with caution. If some economists' predictions are correct, the economy may improve in the second half of 2002, which could move the stock market higher.

Fortunately, Index investors can take advantage of any general market improvements without having to concern themselves with which issues are likely to outperform. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX
                              NO-LOAD CLASS SHARES
[NO LOAD CLASS SHARES GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/92                                                                  10,000                              10,000
93                                                                       11,703                              11,217
94                                                                       11,809                              11,506
95                                                                       16,165                              13,514
96                                                                       19,812                              17,596
97                                                                       26,327                              22,019
98                                                                       33,862                              31,067
99                                                                       40,915                              37,843
00                                                                       37,186                              41,682
01                                                                       32,708                              36,287
4/30/02                                                                  30,783                              31,698

                              $10,000 INVESTED IN
                          ECLIPSE INDEXED EQUITY FUND
                              VERSUS S&P 500 INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                ECLIPSE INDEXED EQUITY FUND               S&P 500 INDEX
                                                                ---------------------------               -------------
4/30/92                                                                  10,000                              10,000
93                                                                       11,703                              11,217
94                                                                       11,809                              11,506
95                                                                       16,143                              13,514
96                                                                       19,728                              17,596
97                                                                       26,160                              22,019
98                                                                       33,548                              31,067
99                                                                       40,451                              37,843
00                                                                       36,675                              41,682
01                                                                       32,613                              36,287
4/30/02                                                                  30,260                              31,698

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

                                                 TOTAL RETURNS*        AVERAGE ANNUAL TOTAL RETURNS*
PERFORMANCE                                   AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
------------------------------------------------------------------------------------------------------
                                              SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
------------------------------------------------------------------------------------------------------
Eclipse Indexed Equity Fund No-Load Class             2.16%           -12.82%      7.42%       11.90%
Eclipse Indexed Equity Fund Service Class(+)          2.08            -13.03       7.16        11.71
Average Lipper S&P 500 Index objective
 fund(++)                                             2.06            -13.25       6.99        11.81
S&P 500 Index(sec.)                                   2.29            -12.64       7.55        12.22

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
----------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

YEAR ENDED                                                                      TOTAL
DECEMBER 31                                                                    RETURN*
-----------                                                                    -------
1992                                                                              7.19
1993                                                                              9.41
1994                                                                              0.90
1995                                                                             36.88
1996                                                                             22.57
1997                                                                             32.88
1998                                                                             28.62
10 MONTHS ENDED OCTOBER 31 1999                                                  11.80
YEAR ENDED OCTOBER 31 2000                                                        5.98
YEAR ENDED OCTOBER 31 2001                                                      -24.90
SIX MONTHS ENDED APRIL 30 2002                                                    2.16

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

COMMON STOCKS (84.6%)+
                                  SHARES         VALUE
                               ---------------------------
ADVERTISING (0.3%)
Interpublic Group of
 Companies, Inc. (The).......        24,827   $    766,658
Omnicom Group, Inc. .........        12,283      1,071,569
TMP Worldwide Inc. (a).......         7,090        213,905
                                              ------------
                                                 2,052,132
                                              ------------
AEROSPACE & DEFENSE (1.6%)
Boeing Co. (The).............        55,536      2,476,906
General Dynamics Corp. ......        13,359      1,297,025
Goodrich Corp. ..............         6,697        213,768
Honeywell International,
 Inc. .......................        53,818      1,974,044
Lockheed Martin Corp. .......        29,244      1,839,448
Northrop Grumman Corp. ......         7,317        882,869
Raytheon Co. ................        25,875      1,094,512
Rockwell Collins, Inc. ......        12,440        296,321
United Technologies Corp. ...        31,233      2,191,620
                                              ------------
                                                12,266,513
                                              ------------
AGRICULTURAL PRODUCTS (0.1%)
Archer-Daniels-Midland
 Co. ........................        43,965        583,416
                                              ------------
AIR FREIGHT & LOGISTICS (0.1%)
FedEx Corp. (a)..............        19,710      1,018,416
Ryder System, Inc. ..........         4,035        114,432
                                              ------------
                                                 1,132,848
                                              ------------
AIRLINES (0.2%)
AMR Corp. (a)................        10,032        215,387
Delta Air Lines, Inc. .......         8,283        229,522
Southwest Airlines Co. ......        50,702        923,284
US Airways Group, Inc. (a)...         4,441         23,093
                                              ------------
                                                 1,391,286
                                              ------------
ALUMINUM (0.4%)
Alcan Inc. ..................        21,041        770,732
Alcoa Inc. ..................        56,239      1,913,813
                                              ------------
                                                 2,684,545
                                              ------------
APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
Jones Apparel Group Inc. ....         8,000        311,600
Liz Claiborne, Inc. .........         7,390        231,233
V.F. Corp. ..................         7,328        320,747
                                              ------------
                                                   863,580
                                              ------------
APPAREL RETAIL (0.3%)
Gap, Inc. (The)..............        56,788        801,279
Limited, Inc. (The)..........        28,308        542,381
TJX Cos., Inc. (The).........        18,105        789,016
                                              ------------
                                                 2,132,676
                                              ------------
APPLICATION SOFTWARE (0.3%)
Autodesk, Inc. ..............         7,170        131,856
Citrix Systems, Inc. (a).....        11,872        137,715
Compuware Corp. (a)..........        24,386        191,186
Intuit Inc. (a)..............        14,102        552,516
Mercury Interactive Corp.
 (a).........................         5,300        197,531
Parametric Technology Corp.
 (a).........................        18,754         75,766

                                     SHARES          VALUE
                               ----------------------------

APPLICATION SOFTWARE (CONTINUED)
PeopleSoft, Inc. (a).........        20,103   $    465,787
Rational Software Corp.
 (a).........................        12,800        186,496
Siebel Systems, Inc. (a).....        30,687        742,319
                                              ------------
                                                 2,681,172
                                              ------------
AUTO PARTS & EQUIPMENT (0.2%)
Dana Corp. ..................        10,257        207,807
Delphi Corp. ................        37,058        576,252
Johnson Controls, Inc. ......         5,819        501,889
TRW, Inc. ...................         8,183        450,310
Visteon Corp. ...............         8,844        136,551
                                              ------------
                                                 1,872,809
                                              ------------
AUTOMOBILE MANUFACTURERS (0.6%)
Ford Motor Co. ..............       120,045      1,920,720
General Motors Corp. ........        36,810      2,361,362
                                              ------------
                                                 4,282,082
                                              ------------
BANKS (5.9%)
AmSouth Bancorporation.......        24,575        558,098
BB&T Corp. ..................        30,512      1,161,897
Bank of America Corp. .......       104,149      7,548,720
Bank of New York Co., Inc.
 (The).......................        48,609      1,778,603
Bank One Corp. ..............        77,217      3,155,859
Charter One Financial,
 Inc. .......................        14,882        526,525
Comerica, Inc. ..............        11,780        740,373
FifthThird Bancorp...........        38,561      2,644,899
FleetBoston Financial
 Corp. ......................        69,232      2,443,890
Golden West Financial
 Corp. ......................        10,493        717,616
Huntington Bancshares,
 Inc. .......................        16,517        335,130
KeyCorp......................        28,336        796,525
Marshall & Ilsley Corp. .....         7,000        445,550
Mellon Financial Corp. ......        31,003      1,170,673
National City Corp. .........        40,127      1,251,962
Northern Trust Corp. ........        14,781        785,167
PNC Financial Services Group,
 Inc. (The)..................        19,104      1,053,586
Regions Financial Corp. .....        15,013        526,506
SouthTrust Corp. ............        22,821        608,864
SunTrust Banks, Inc. ........        19,191      1,304,604
Synovus Financial Corp. .....        19,209        519,411
U.S. Bancorp.................       126,328      2,993,974
Union Planters Corp. ........         9,161        459,058
Wachovia Corp. ..............        90,152      3,429,382
Washington Mutual, Inc. .....        63,742      2,404,986
Wells Fargo Co. .............       112,310      5,744,656
Zions Bancorp................         6,112        330,537
                                              ------------
                                                45,437,051
                                              ------------
BIOTECHNOLOGY (0.9%)
Amgen Inc. (a)...............        69,330      3,666,170
Biogen, Inc. (a).............         9,830        427,310
Chiron Corp. (a).............        12,566        508,546
Genzyme Corp. (a)............        14,100        577,254
Immunex Corp. (a)............        36,105        979,890
MedImmune, Inc. (a)..........        16,389        547,393
                                              ------------
                                                 6,706,563
                                              ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                               ----------------------------
BREWERS (0.4%)
Anheuser-Busch Companies,
 Inc. .......................        58,637   $  3,107,761
Coors (Adolph) Co. Class B...         2,474        165,387
                                              ------------
                                                 3,273,148
                                              ------------
BROADCASTING & CABLE TV (0.5%)
Clear Channel Communications,
 Inc. (a)....................        39,594      1,858,939
Comcast Corp. Class A (a)....        62,636      1,675,513
Univision Communications Inc.
 Class A (a).................        13,894        555,204
                                              ------------
                                                 4,089,656
                                              ------------
BUILDING PRODUCTS (0.1%)
Crane Co. ...................         4,117        113,547
Masco Corp. .................        30,475        856,347
                                              ------------
                                                   969,894
                                              ------------
CASINOS & GAMING (0.1%)
Harrah's Entertainment, Inc.
 (a).........................         7,420        364,767
International Game Technology
 (a).........................         5,885        370,461
                                              ------------
                                                   735,228
                                              ------------
COMMERCIAL PRINTING (0.0%) (b)
Donnelley (R.R.) & Sons
 Co. ........................         7,563        241,713
                                              ------------
COMPUTER HARDWARE (2.6%)
Apple Computer, Inc. (a).....        23,084        560,249
Compaq Computer Corp. .......       111,721      1,133,968
Dell Computer Corp. (a)......       172,929      4,554,950
Gateway Inc. (a).............        21,497        117,803
Hewlett-Packard Co. .........       128,748      2,201,591
International Business
 Machines Corp. .............       114,056      9,553,330
NCR Corp. (a)................         6,430        249,870
Palm, Inc. (a)...............        37,617        119,246
Sun Microsystems, Inc. (a)...       215,421      1,762,144
                                              ------------
                                                20,253,151
                                              ------------
COMPUTER & ELECTRONICS RETAIL (0.2%)
Best Buy Co., Inc. (a).......        14,003      1,041,123
Circuit City Stores-Circuit
 City Group..................        13,641        294,100
RadioShack Corp. ............        11,905        371,436
                                              ------------
                                                 1,706,659
                                              ------------
COMPUTER STORAGE & PERIPHERALS (0.3%)
EMC Corp. (a)................       146,213      1,336,387
Lexmark International, Inc.
 (a).........................         8,521        509,385
Network Appliance, Inc.
 (a).........................        21,919        382,487
                                              ------------
                                                 2,228,259
                                              ------------
CONSTRUCTION & ENGINEERING (0.0%) (b)
Fluor Corp. .................         5,175        213,883
McDermott International,
 Inc. .......................         3,957         63,193
                                              ------------
                                                   277,076
                                              ------------

                                     SHARES          VALUE
                               ----------------------------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.3%)
Caterpillar Inc. ............        22,864   $  1,248,832
Cummins Inc. ................         2,876        122,374
Deere & Co. .................        15,635        699,822
Navistar International Corp.
 (a).........................         4,205        167,779
PACCAR Inc. .................         5,178        370,072
                                              ------------
                                                 2,608,879
                                              ------------
CONSTRUCTION MATERIALS (0.0%) (b)
Vulcan Materials Co. ........         6,808        313,304
                                              ------------
CONSUMER FINANCE (0.7%)
Capital One Financial
 Corp. ......................        14,220        851,636
Countrywide Credit
 Industries, Inc. ...........         8,079        377,370
Household International,
 Inc. .......................        30,268      1,764,322
MBNA Corp. ..................        56,415      1,999,912
Providian Financial Corp. ...        19,097        135,588
                                              ------------
                                                 5,128,828
                                              ------------
DATA PROCESSING SERVICES (0.9%)
Automatic Data Processing,
 Inc. .......................        41,004      2,084,643
Concord EFS, Inc. (a)........        33,398      1,056,175
First Data Corp. ............        25,311      2,011,972
Fiserv, Inc. (a).............        12,357        549,392
Paychex, Inc. ...............        24,892        929,218
Sabre Holdings Corp. (a).....         8,746        406,689
                                              ------------
                                                 7,038,089
                                              ------------
DEPARTMENT STORES (0.6%)
Dillard's, Inc. Class A......         5,577        136,581
Federated Department Stores,
 Inc. (a)....................        12,724        505,525
J.C. Penney Co., Inc.
 (Holding Co.)...............        17,656        383,841
Kohl's Corp. (a).............        22,165      1,633,560
May Department Stores Co.
 (The).......................        19,436        674,040
Nordstrom, Inc. .............         9,128        214,143
Sears, Roebuck and Co. ......        21,377      1,127,637
                                              ------------
                                                 4,675,327
                                              ------------
DISTILLERS & VINTNERS (0.0%) (b)
Brown-Forman Corp. Class B...         4,545        357,328
                                              ------------
DIVERSIFIED CHEMICALS (0.7%)
Dow Chemical Co. (The).......        59,488      1,891,718
E.I. du Pont de Nemours &
 Co. ........................        67,905      3,021,772
Eastman Chemical Co. ........         5,188        228,791
Englehard Corp. .............         8,487        258,175
Hercules, Inc. (a)...........         6,768         82,570
                                              ------------
                                                 5,483,026
                                              ------------
DIVERSIFIED COMMERCIAL SERVICES (0.4%)
Block (H&R), Inc. ...........        12,134        486,816
Cendant Corp. (a)............        65,095      1,171,059
Cintas Corp. ................        11,153        577,391
Convergys Corp. (a)..........        11,402        315,493

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                               ----------------------------
DIVERSIFIED COMMERCIAL SERVICES (CONTINUED)
Deluxe Corp. ................         4,408   $    193,423
Equifax Inc. ................         9,524        260,196
IMS Health, Inc. ............        19,516        402,225
                                              ------------
                                                 3,406,603
                                              ------------
DIVERSIFIED FINANCIAL SERVICES (5.7%)
Ambac Financial Group,
 Inc. .......................         7,009        440,586
American Express Co. ........        88,390      3,624,874
Bear Stearns Cos., Inc.
 (The).......................         6,592        408,308
Charles Schwab Corp. (The)...        90,533      1,031,171
Citigroup Inc. ..............       340,517     14,744,386
Fannie Mae...................        66,262      5,230,060
Franklin Resources, Inc. ....        17,544        735,094
Freddie Mac..................        46,055      3,009,694
JP Morgan Chase & Co. .......       130,721      4,588,307
Lehman Brothers Holdings,
 Inc. .......................        16,172        954,148
Merrill Lynch & Co., Inc. ...        55,728      2,337,232
Moody's Corp. ...............        10,446        455,237
Morgan Stanley Dean Witter &
 Co. ........................        72,720      3,470,198
State Street Corp. ..........        21,505      1,099,121
Stilwell Financial, Inc. ....        14,932        318,948
T.Rowe Price Group, Inc. ....         8,074        283,155
USA Education Inc. ..........        10,405        997,319
                                              ------------
                                                43,727,838
                                              ------------
DIVERSIFIED METALS & MINING (0.1%)
Freeport-McMoRan Copper &
 Gold, Inc. Class B (a)......         9,506        168,826
Inco Ltd. (a)................        12,292        246,209
Phelps Dodge Corp. (a).......         5,245        187,771
                                              ------------
                                                   602,806
                                              ------------
DRUG RETAIL (0.4%)
CVS Corp. ...................        26,183        876,607
Walgreen Co. ................        67,410      2,546,076
                                              ------------
                                                 3,422,683
                                              ------------
ELECTRIC UTILITIES (1.9%)
Allegheny Energy, Inc. ......         8,096        339,384
Ameren Corp. ................         9,207        384,484
American Electric Power Co.,
 Inc. .......................        21,557        987,311
CMS Energy Corp. ............         8,706        168,548
Cinergy Corp. ...............        10,741        381,628
Consolidated Edison, Inc. ...        14,189        618,499
Constellation Energy Group,
 Inc. .......................        10,773        343,874
DTE Energy Co. ..............        10,888        493,662
Dominion Resources, Inc. ....        17,469      1,160,291
Edison International Inc.
 (a).........................        22,308        404,890
Entergy Corp. ...............        14,623        678,507
Exelon Corp. ................        21,154      1,148,662
FPL Group, Inc. .............        11,675        741,246
FirstEnergy Corp. ...........        19,705        656,177
PG&E Corp. (a)...............        26,063        612,481
PPL Corp. ...................         9,667        368,409
Pinnacle West Capital
 Corp. ......................         5,808        254,507
Progress Energy Inc. ........        14,388        746,593

                                     SHARES          VALUE
                               ----------------------------

ELECTRIC UTILITIES (CONTINUED)
Public Service Enterprise
 Group Inc. .................        13,786   $    638,981
Reliant Energy, Inc. ........        19,494        494,758
Southern Co. (The)...........        46,117      1,307,417
TECO Energy Inc. ............         9,000        250,560
TXU Corp. ...................        17,598        957,683
Xcel Energy Inc. ............        24,394        620,339
                                              ------------
                                                14,758,891
                                              ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
American Power Conversion
 Corp. (a)...................        12,972        166,690
Cooper Industries, Inc. .....         6,317        276,685
Emerson Electric Co. ........        27,875      1,488,246
Molex, Inc. .................        13,082        439,817
Power-One, Inc. (a)..........         4,902         40,981
Rockwell Automation Inc. ....        12,440        267,087
Thomas & Betts Corp. (a).....         3,907         91,814
                                              ------------
                                                 2,771,320
                                              ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Agilent Technologies, Inc.
 (a).........................        30,307        910,725
Jabil Circuit Inc. (a).......        12,690        259,003
Millipore Corp. .............         2,963        118,372
PerkinElmer, Inc. ...........         8,050        103,040
Sanmina-SCI Corp. (a)........        34,380        357,552
Solectron Corp. (a)..........        53,169        388,134
Symbol Technologies, Inc. ...        14,513        122,780
Tektronix, Inc. (a)..........         6,458        142,076
Thermo Electron Corp. (a)....        11,996        226,724
Waters Corp. (a).............         8,700        234,465
                                              ------------
                                                 2,862,871
                                              ------------
EMPLOYMENT SERVICES (0.0%) (b)
Robert Half International
 Inc. (a)....................        11,837        310,840
                                              ------------
ENVIROMENTAL SERVICES (0.2%)
Allied Waste Industries, Inc.
 (a).........................        12,680        153,935
Waste Management, Inc. (a)...        41,370      1,089,686
                                              ------------
                                                 1,243,621
                                              ------------
FOOD DISTRIBUTORS (0.2%)
SUPERVALU, Inc. .............         8,779        263,370
SYSCO Corp. .................        44,039      1,277,571
                                              ------------
                                                 1,540,941
                                              ------------
FOOD RETAIL (0.5%)
Albertson's, Inc. ...........        26,822        899,610
Kroger Co. (The) (a).........        52,986      1,206,491
Safeway, Inc. (a)............        33,274      1,395,844
Winn-Dixie Stores, Inc. .....         9,827        170,498
                                              ------------
                                                 3,672,443
                                              ------------
FOOTWEAR (0.1%)
NIKE, Inc. Class B...........        17,760        947,141
Reebok International Ltd.
 (a).........................         3,832        105,955
                                              ------------
                                                 1,053,096
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                               ----------------------------
FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp.
 (a).........................         7,023   $     82,169
Weyerhaeuser Co. ............        14,597        870,127
                                              ------------
                                                   952,296
                                              ------------
GAS UTILITIES (0.4%)
El Paso Corp. ...............        33,711      1,348,440
KeySpan Corp. ...............         8,997        317,594
Kinder Morgan, Inc. .........         8,212        397,543
Nicor, Inc. .................         3,143        147,030
NiSource Inc. ...............        13,665        302,017
Peoples Energy Corp. ........         2,402         93,678
Sempra Energy................        13,808        353,070
                                              ------------
                                                 2,959,372
                                              ------------
GENERAL MERCHANDISE STORES (2.7%)
Big Lots Inc. (a)............         7,439        115,007
Costco Wholesale Corp. (a)...        29,743      1,195,669
Dollar General Corp. ........        22,265        350,674
Family Dollar Stores,
 Inc. .......................        11,400        394,440
Target Corp. ................        59,805      2,610,488
Wal-Mart Stores, Inc. .......       294,990     16,478,141
                                              ------------
                                                21,144,419
                                              ------------
GOLD (0.2%)
Barrick Gold Corp. ..........        35,938        721,276
Newmont Mining Corp. Holding
 Co. ........................        25,890        738,124
Placer Dome, Inc. ...........        22,256        261,508
                                              ------------
                                                 1,720,908
                                              ------------
HEALTH CARE DISTRIBUTORS & SERVICES (0.5%)
AmerisourceBergen Corp. .....         6,801        527,077
Cardinal Health, Inc. .......        29,707      2,057,210
McKesson Corp. ..............        19,020        768,218
Quintiles Transnational Corp.
 (a).........................         7,819        111,030
                                              ------------
                                                 3,463,535
                                              ------------
HEALTH CARE EQUIPMENT (1.4%)
Applera Corp. Applied
 Biosystems Group............        13,987        239,457
Bard (C.R.), Inc. ...........         3,393        186,411
Baxter International Inc. ...        39,105      2,225,075
Becton, Dickinson & Co. .....        17,151        637,503
Biomet, Inc. (a).............        17,779        501,901
Boston Scientific Corp.
 (a).........................        26,606        663,021
Guidant Corp. (a)............        20,236        760,874
Medtronic, Inc. .............        80,213      3,584,719
St. Jude Medical, Inc. (a)...         5,770        480,122
Stryker Corp.................        12,974        694,239
Zimmer Holdings, Inc. (a)....        12,871        446,752
                                              ------------
                                                10,420,074
                                              ------------
HEALTH CARE FACILITIES (0.5%)
HCA Inc. ....................        34,124      1,630,786
Health Management Associates,
 Inc. (a)....................        16,600        354,244
HEALTHSOUTH Corp. (a)........        26,109        394,246
Manor Care, Inc. (a).........         6,906        177,070
Tenet Healthcare Corp. (a)...        21,487      1,576,501
                                              ------------
                                                 4,132,847
                                              ------------

                                     SHARES          VALUE
                               ----------------------------

HEALTH CARE SUPPLIES (0.0%) (b)
Bausch & Lomb Inc. ..........         3,561   $    128,089
                                              ------------
HOME FURNISHINGS (0.0%) (b)
Leggett & Platt, Inc. .......        13,283        349,343
                                              ------------
HOME IMPROVEMENT RETAIL (1.3%)
Home Depot, Inc. (The).......       155,310      7,201,725
Lowe's Cos., Inc. ...........        51,287      2,168,927
Sherwin-Williams Co. (The)...        10,397        319,500
                                              ------------
                                                 9,690,152
                                              ------------
HOMEBUILDING (0.1%)
Centex Corp. ................         4,021        226,382
KB Home......................         3,361        167,546
Pulte Homes, Inc. ...........         3,912        208,119
                                              ------------
                                                   602,047
                                              ------------
HOTELS, RESORTS & CRUISE LINES (0.4%)
Carnival Corp. ..............        38,885      1,295,259
Hilton Hotels Corp. .........        24,695        404,017
Marriott International, Inc.
 Class A.....................        16,071        706,160
Starwood Hotels & Resorts
 Worldwide, Inc. ............        12,916        488,225
                                              ------------
                                                 2,893,661
                                              ------------
HOUSEHOLD APPLIANCES (0.2%)
Black & Decker Corp. (The)...         5,292        257,615
Maytag Corp. ................         5,280        243,672
Snap-on Inc. ................         3,995        126,562
Stanley Works (The)..........         5,953        276,695
Whirlpool Corp. .............         4,418        331,129
                                              ------------
                                                 1,235,673
                                              ------------
HOUSEHOLD PRODUCTS (1.6%)
Clorox Co. (The).............        15,401        681,494
Colgate-Palmolive Co. .......        36,487      1,934,176
Kimberly-Clark Corp. ........        34,810      2,266,827
Procter & Gamble Co. (The)...        85,767      7,741,330
                                              ------------
                                                12,623,827
                                              ------------
HOUSEWARES & SPECIALTIES (0.2%)
American Greetings Corp.
 Class A.....................         4,395         78,011
Fortune Brands, Inc. ........         9,846        514,552
Newell Rubbermaid, Inc. .....        17,893        561,840
Tupperware Corp. ............         3,955         90,807
                                              ------------
                                                 1,245,210
                                              ------------
INDUSTRIAL CONGLOMERATES (3.5%)
General Electric Co. (c).....       657,284     20,737,310
Textron, Inc. ...............         9,307        457,718
3M Co. ......................        25,946      3,264,007
Tyco International Ltd. .....       132,184      2,438,795
                                              ------------
                                                26,897,830
                                              ------------
INDUSTRIAL GASES (0.2%)
Air Products & Chemicals,
 Inc. .......................        15,143        727,621
Praxair, Inc. ...............        10,688        610,285
                                              ------------
                                                 1,337,906
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                               ----------------------------
INDUSTRIAL MACHINERY (0.6%)
Danaher Corp. ...............         9,887   $    707,712
Dover Corp. .................        13,753        512,437
Eaton Corp. .................         4,656        393,944
ITT Industries, Inc. ........         6,022        420,697
Illinois Tool Works, Inc. ...        20,114      1,450,219
Ingersoll-Rand Co. Class A...        11,175        558,191
Pall Corp. ..................         8,380        174,304
Parker-Hannifin Corp. .......         7,786        388,911
                                              ------------
                                                 4,606,415
                                              ------------
INSURANCE BROKERS (0.3%)
Aon Corp. ...................        17,795        635,815
Marsh & McLennan Cos.,
 Inc. .......................        18,158      1,835,411
                                              ------------
                                                 2,471,226
                                              ------------
INTEGRATED OIL & GAS (4.7%)
Amerada Hess Corp. ..........         5,878        451,901
ChevronTexaco Corp. .........        70,593      6,121,119
Conoco Inc. .................        41,438      1,162,336
Exxon Mobil Corp. ...........       452,742     18,186,646
Marathon Oil Corp. ..........        20,410        593,115
Occidental Petroleum
 Corp. ......................        24,560        706,100
Phillips Petroleum Co. ......        25,119      1,502,367
Royal Dutch Petroleum Co. ADR
 (d).........................       140,800      7,358,208
                                              ------------
                                                36,081,792
                                              ------------
INTEGRATED TELECOMMUNICATION SERVICES (3.2%)
ALLTEL Corp. ................        20,716      1,025,442
AT&T Corp. ..................       234,468      3,076,220
BellSouth Corp. .............       124,162      3,768,317
CenturyTel, Inc. ............         9,484        262,707
Citizens Communications Co.
 (a).........................        17,515        162,364
Qwest Communications
 International, Inc. ........       110,021        553,406
SBC Communications Inc. .....       221,897      6,892,121
Sprint Corp. (FON Group).....        58,738        930,997
Verizon Communications
 Inc. .......................       179,686      7,207,205
WorldCom, Inc. - WorldCom
 Group (a)...................       195,455        484,533
                                              ------------
                                                24,363,312
                                              ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Yahoo! Inc. (a)..............        37,749        557,175
                                              ------------
IT CONSULTING & SERVICES (0.3%)
Computer Sciences Corp.
 (a).........................        11,201        502,365
Electronic Data Systems
 Corp. ......................        31,812      1,726,119
Sapient Corp. (a)............         7,863         38,371
Unisys Corp. (a).............        20,687        279,275
                                              ------------
                                                 2,546,130
                                              ------------
LEISURE PRODUCTS (0.1%)
Brunswick Corp. .............         5,964        168,125
Hasbro, Inc. ................        11,509        183,914
Mattel, Inc. ................        28,315        584,422
                                              ------------
                                                   936,461
                                              ------------

                                     SHARES          VALUE
                               ----------------------------

LIFE & HEALTH INSURANCE (0.7%)
AFLAC Inc. ..................        34,821   $  1,041,148
Conseco, Inc. (a)............        22,034         82,187
Jefferson-Pilot Corp. .......        10,013        501,451
John Hancock Financial
 Services, Inc. .............        19,804        764,435
Lincoln National Corp. ......        12,438        595,780
MetLife, Inc. ...............        48,021      1,639,437
Torchmark Corp. .............         8,272        338,242
UNUMProvident Corp. .........        16,197        457,403
                                              ------------
                                                 5,420,083
                                              ------------
MANAGED HEALTH CARE (0.5%)
Aetna Inc. ..................         9,507        452,533
CIGNA Corp. .................         9,610      1,047,490
Humana Inc. (a)..............        11,338        185,377
UnitedHealth Group Inc.
 (a).........................        20,699      1,817,579
WellPoint Health Networks
 Inc. (a)....................         9,548        716,864
                                              ------------
                                                 4,219,843
                                              ------------
METAL & GLASS CONTAINERS (0.1%)
Ball Corp. ..................         3,644        173,272
Pactiv Corp. (a).............        10,584        218,771
                                              ------------
                                                   392,043
                                              ------------
MOTORCYCLE MANUFACTURERS (0.1%)
Harley-Davidson, Inc. .......        20,182      1,069,444
                                              ------------
MOVIES & ENTERTAINMENT (1.8%)
AOL Time Warner Inc. (a).....       293,022      5,573,279
Viacom, Inc. Class B (a).....       117,519      5,535,145
Walt Disney Co. (The)........       135,130      3,132,313
                                              ------------
                                                14,240,737
                                              ------------
MULTI-LINE INSURANCE (1.8%)
American International Group,
 Inc. .......................       173,013     11,958,658
Hartford Financial Services
 Group, Inc. (The)...........        16,286      1,128,620
Loews Corp. .................        12,726        762,924
                                              ------------
                                                13,850,202
                                              ------------
MULTI-UTILITIES & UNREGULATED POWER (0.5%)
AES Corp. (The) (a)..........        35,123        281,686
Calpine Corp. (a)............        19,780        217,580
Duke Energy Corp. ...........        54,660      2,095,118
Dynegy Inc. Class A..........        23,303        419,454
Mirant Corp. (a).............        26,564        320,893
Williams Cos., Inc. (The)....        34,006        649,515
                                              ------------
                                                 3,984,246
                                              ------------
NETWORKING EQUIPMENT (0.9%)
Avaya Inc. (a)...............        18,623        114,345
Cisco Systems, Inc. (a)......       486,134      7,121,863
                                              ------------
                                                 7,236,208
                                              ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)..............        47,724        422,357
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                               ----------------------------
OFFICE SERVICES & SUPPLIES (0.2%)
Avery Dennison Corp. ........         7,314   $    468,462
Pitney Bowes Inc. ...........        16,395        690,229
                                              ------------
                                                 1,158,691
                                              ------------
OIL & GAS DRILLING (0.2%)
Nabors Industries, Inc.
 (a).........................         9,346        425,710
Noble Drilling Corp. (a).....         8,799        381,437
Rowan Co., Inc. (a)..........         6,268        159,082
Transocean Sedco Forex
 Inc. .......................        20,919        742,624
                                              ------------
                                                 1,708,853
                                              ------------
OIL & GAS EQUIPMENT & SERVICES (0.4%)
Baker Hughes Inc. ...........        22,133        833,971
Halliburton Co. .............        28,342        481,531
Schlumberger Ltd. ...........        38,142      2,088,275
                                              ------------
                                                 3,403,777
                                              ------------
OIL & GAS EXPLORATION & PRODUCTION (0.5%)
Anadarko Petroleum Corp. ....        16,525        889,375
Apache Corp. ................         9,021        526,195
Burlington Resources Inc. ...        13,349        593,096
Devon Energy Corp. ..........        10,292        507,499
EOG Resources, Inc. .........         7,780        331,039
Kerr-McGee Corp. ............         6,637        396,893
Unocal Corp. ................        16,459        612,110
                                              ------------
                                                 3,856,207
                                              ------------
OIL & GAS REFINING & MARKETING & TRANSPORTATION (0.1%)
Ashland Inc. ................         4,798        195,902
Sunoco, Inc. ................         5,021        172,622
                                              ------------
                                                   368,524
                                              ------------
PACKAGED FOODS & MEATS (1.2%)
Campbell Soup Co. ...........        26,976        744,807
ConAgra Foods, Inc. .........        35,684        874,258
General Mills, Inc. .........        24,138      1,063,279
Heinz (H.J.) Co. ............        23,193        973,874
Hershey Foods Corp. .........         8,993        611,524
Kellogg Co. .................        26,881        965,566
Sara Lee Corp. ..............        52,117      1,103,838
Unilever N.V. ADR (d)........        37,841      2,448,313
Wm. Wrigley Jr. Co. .........        14,987        824,285
                                              ------------
                                                 9,609,744
                                              ------------
PAPER PACKAGING (0.1%)
Bemis Co., Inc. .............         3,520        187,369
Sealed Air Corp. (a).........         5,752        256,942
Temple-Inland, Inc. .........         3,238        171,420
                                              ------------
                                                   615,731
                                              ------------
PAPER PRODUCTS (0.3%)
Boise Cascade Corp. .........         3,849        130,366
Georgia-Pacific Corp. .......        15,076        436,902
International Paper Co. .....        31,831      1,318,758
MeadWestvaco Corp. ..........        13,138        385,732
                                              ------------
                                                 2,271,758
                                              ------------

                                     SHARES          VALUE
                               ----------------------------

PERSONAL PRODUCTS (0.5%)
Alberto-Culver Co. Class B...         3,756   $    204,965
Avon Products, Inc. .........        15,633        873,103
Gillette Co. (The)...........        69,904      2,480,194
                                              ------------
                                                 3,558,262
                                              ------------
PHARMACEUTICALS (8.3%)
Abbott Laboratories..........       102,909      5,551,940
Allergan, Inc. ..............         8,702        573,549
Bristol-Myers Squibb Co. ....       128,221      3,692,765
Forest Laboratories, Inc.
 (a).........................        11,862        915,035
Johnson & Johnson............       203,017     12,964,666
King Pharmaceuticals, Inc.
 (a).........................        16,196        507,583
Lilly (Eli) & Co. ...........        74,384      4,913,063
Merck & Co., Inc. ...........       150,575      8,182,245
Pfizer Inc. .................       416,115     15,125,780
Pharmacia Corp. .............        85,891      3,541,286
Schering-Plough Corp. .......        96,988      2,647,772
Watson Pharmaceuticals, Inc.
 (a).........................         6,841        168,289
Wyeth........................        87,481      4,986,417
                                              ------------
                                                63,770,390
                                              ------------
PHOTOGRAPHIC PRODUCTS (0.1%)
Eastman Kodak Co. ...........        19,207        618,657
                                              ------------
PROPERTY & CASUALTY INSURANCE (1.0%)
ACE, Ltd. ...................        17,200        748,544
Allstate Corp. (The).........        47,299      1,879,662
Chubb Corp. (The)............        11,252        863,028
Cincinnati Financial
 Corp. ......................        10,888        510,212
MBIA Inc. ...................        10,025        540,648
MGIC Investment Corp. .......         7,168        511,509
Progressive Corp. (The)......        14,430        829,725
SAFECO Corp. ................         8,655        289,077
St. Paul Cos., Inc. (The)....        13,729        683,841
XL Capital Ltd. Class A......         8,834        833,488
                                              ------------
                                                 7,689,734
                                              ------------
PUBLISHING (0.6%)
Dow Jones & Co., Inc. .......         5,624        305,777
Gannett Co., Inc. ...........        17,554      1,286,708
Knight-Ridder, Inc. .........         5,584        374,128
McGraw-Hill Cos. Inc.
 (The).......................        12,852        822,399
Meredith Corp. ..............         3,432        146,958
New York Times Co. (The)
 Class A.....................        10,048        467,835
Tribune Co. .................        19,728        871,386
                                              ------------
                                                 4,275,191
                                              ------------
RAILROADS (0.4%)
Burlington Northern Santa Fe
 Corp. ......................        25,671        705,696
CSX Corp. ...................        14,038        507,754
Norfolk Southern Corp. ......        25,922        555,509
Union Pacific Corp. .........        16,426        932,997
                                              ------------
                                                 2,701,956
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                               ----------------------------
REAL ESTATE INVESTMENT TRUSTS (0.2%)
Equity Office Properties
 Trust.......................        27,500   $    787,325
Equity Residential Properties
 Trust.......................        17,900        504,780
Plum Creek Timber Co.
 Inc. .......................        12,300        374,535
                                              ------------
                                                 1,666,640
                                              ------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ....         7,782        310,502
McDonald's Corp. ............        85,074      2,416,102
Starbucks Corp. (a)..........        24,806        566,073
Tricon Global Restaurants,
 Inc. (a)....................         9,692        611,177
Wendy's International,
 Inc. .......................         6,885        257,499
                                              ------------
                                                 4,161,353
                                              ------------
SEMICONDUCTOR EQUIPMENT (0.5%)
Applied Materials, Inc.
 (a).........................       108,600      2,641,152
KLA-Tencor Corp. (a).........        12,408        731,700
Novellus Systems, Inc. (a)...         9,345        442,953
Teradyne, Inc. (a)...........        11,987        394,971
                                              ------------
                                                 4,210,776
                                              ------------
SEMICONDUCTORS (3.1%)
Advanced Micro Devices, Inc.
 (a).........................        22,780        254,680
Altera Corp. (a).............        25,585        526,028
Analog Devices, Inc. (a).....        24,196        894,284
Applied Micro Circuits Corp.
 (a).........................        19,646        132,611
Broadcom Corp. Class A (a)...        17,199        593,365
Conexant Systems, Inc. (a)...        16,203        165,271
Intel Corp. .................       444,492     12,716,916
LSI Logic Corp. (a)..........        23,919        307,359
Linear Technology Corp. .....        20,807        808,560
Maxim Integrated Products,
 Inc. (a)....................        21,410      1,066,218
Micron Technology, Inc.
 (a).........................        39,220        929,514
National Semiconductor Corp.
 (a).........................        11,398        359,265
NVIDIA Corp. (a).............         9,600        334,176
PMC-Sierra, Inc. (a).........        10,921        169,931
QLogic Corp. (a).............         6,076        277,734
Texas Instruments, Inc. .....       114,989      3,556,610
Vitesse Semiconductor Corp.
 (a).........................        11,926         71,317
Xilinx, Inc. (a).............        22,022        831,551
                                              ------------
                                                23,995,390
                                              ------------
SOFT DRINKS (2.1%)
Coca-Cola Co. (The) (c)......       164,184      9,113,854
Coca-Cola Enterprises
 Inc. .......................        29,521        579,202
Pepsi Bottling Group, Inc.
 (The).......................        18,762        537,344
PepsiCo, Inc. ...............       115,926      6,016,559
                                              ------------
                                                16,246,959
                                              ------------
SPECIALTY CHEMICALS (0.3%)
Ecolab Inc. .................         8,501        373,279
Great Lakes Chemical
 Corp. ......................         3,681         94,749
International Flavors &
 Fragrances Inc. ............         6,301        202,892

                                     SHARES          VALUE
                               ----------------------------

SPECIALTY CHEMICALS (CONTINUED)
PPG Industries, Inc. ........        11,242   $    588,069
Rohm & Haas Co. .............        14,629        542,882
Sigma-Aldrich Corp. .........         4,846        229,604
                                              ------------
                                                 2,031,475
                                              ------------
SPECIALTY STORES (0.4%)
AutoZone, Inc. (a)...........         7,149        543,324
Bed Bath & Beyond Inc. (a)...        18,785        698,238
Office Depot, Inc. (a).......        19,714        377,326
Staples, Inc. (a)............        30,407        607,228
Tiffany & Co. ...............         9,849        391,498
Toys "R" Us, Inc. (a)........        13,014        224,752
                                              ------------
                                                 2,842,366
                                              ------------
STEEL (0.1%)
Allegheny Technologies,
 Inc. .......................         5,646         95,304
Nucor Corp. .................         5,199        303,882
United States Steel Corp. ...         5,991        108,078
Worthington Industries,
 Inc. .......................         5,844         86,491
                                              ------------
                                                   593,755
                                              ------------
SYSTEMS SOFTWARE (3.2%)
Adobe Systems Inc. ..........        15,722        628,251
BMC Software, Inc. (a) ......        16,029        231,779
Computer Associates
 International, Inc. ........        38,137        709,348
Microsoft Corp. (a)(c).......       358,415     18,730,768
Novell, Inc. (a).............        22,187         82,092
Oracle Corp. (a).............       363,887      3,653,425
VERITAS Software Corp. (a)...        26,332        746,249
                                              ------------
                                                24,781,912
                                              ------------
TELECOMMUNICATIONS EQUIPMENT (1.0%)
ADC Telecommunications, Inc.
 (a).........................        51,615        200,782
Andrew Corp. (a).............         5,538         91,875
CIENA Corp. (a)..............        21,648        162,144
Comverse Technology, Inc.
 (a).........................        12,329        148,318
Corning, Inc. (a)............        61,136        409,000
JDS Uniphase Corp. (a).......        87,961        381,751
Lucent Technologies, Inc.
 (a).........................       226,253      1,040,764
Motorola, Inc. ..............       147,496      2,271,438
Nortel Networks Corp. (a)....       210,460        715,564
QUALCOMM, Inc. (a)...........        50,617      1,526,609
Scientific-Atlanta, Inc. ....        10,687        213,740
Tellabs, Inc. (a)............        27,343        232,142
                                              ------------
                                                 7,394,127
                                              ------------
TIRE & RUBBER (0.0%) (B)
Cooper Tire & Rubber Co. ....         5,001        124,025
Goodyear Tire & Rubber Co.
 (The).......................        10,577        235,338
                                              ------------
                                                   359,363
                                              ------------
TOBACCO (1.1%)
Philip Morris Cos., Inc. ....       143,628      7,817,672
UST Inc. ....................        11,004        437,959
                                              ------------
                                                 8,255,631
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                               ----------------------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Genuine Parts Co. ...........        11,396   $    393,276
Grainger (W.W.), Inc. .......         6,265        351,278
                                              ------------
                                                   744,554
                                              ------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
AT&T Wireless Services, Inc.
 (a).........................       178,895      1,601,110
Nextel Communications, Inc.
 (a).........................        52,881        291,374
Sprint Corp. (PCS Group)
 (a).........................        65,327        732,316
                                              ------------
                                                 2,624,800
                                              ------------
Total Common Stocks
 (Cost $694,983,708).........                  652,551,630(e)
                                              ------------

SHORT-TERM INVESTMENTS (15.2%)
                                PRINCIPAL
                                  AMOUNT
                               --------------
COMMERCIAL PAPER (13.2%)
BCI Funding Corp.
 1.82%, due 5/20/02 (c)......  $  2,000,000      1,998,076
Baystate Health Systems
 1.87%, due 5/20/02 (c)......     8,700,000      8,691,398
 1.88%, due 5/13/02 (c)......     1,300,000      1,299,183
Coca-Cola Co. (The)
 1.78%, due 6/3/02 (c).......    11,500,000     11,481,211
Cooperative Association of
 Tractor Dealers
 1.90%, due 5/6/02 (c).......       900,000        899,728
Countrywide Home Loans, Inc.
 1.90%, due 5/6/02 (c).......     2,400,000      2,399,365
General Motors Acceptance
 Corp.
 1.97%, due 5/8/02 (c).......    20,000,000     19,992,326
 1.99%, due 5/6/02 (c).......    17,000,000     16,995,295
Hitachi Credit America Corp.
 1.75%, due 5/28/02 (c)......     7,800,000      7,789,762
Household Finance Corp.
 1.81%, due 5/7/02 (c).......     1,100,000      1,099,667
Mitsubishi International
 Corp.
 1.85%, due 5/1/02 (c).......     4,900,000      4,900,000
 1.90%, due 5/14/02 (c)......     2,900,000      2,898,008
 1.92%, due 5/14/02 (c)......     6,200,000      6,195,695
National Rural Utilities
 Cooperative Finance Corp.
 1.81%, due 6/18/02 (c)......     2,000,000      1,995,171
Northern Rock PLC
 1.85%, due 5/13/02 (c)......     1,000,000        999,382
 1.87%, due 5/13/02 (c)......       700,000        699,563
Philip Morris Cos. Inc.
 1.81%, due 6/3/02 (c).......    11,000,000     10,981,724
United Airlines First Funding
 Corp.
 1.95%, due 5/20/02 (c)......       500,000        499,485
                                              ------------
Total Commercial Paper
 (Cost $101,815,039).........                  101,815,039
                                              ------------

                                PRINCIPAL
                                 AMOUNT          VALUE
                               ---------------------------
U.S. GOVERNMENT (2.0%)
United States Treasury Bills
 1.66%, due 7/18/02-7/25/02
   (c).......................  $ 15,800,000   $ 15,740,101
                                              ------------
Total U.S. Government
 (Cost $15,740,101)..........                   15,740,101
                                              ------------
Total Short-Term Investments
 (Cost $117,555,140).........                  117,555,140
                                              ------------
Total Investments
 (Cost $812,538,848) (f).....          99.8%   770,106,770(g)
Cash and Other Assets,
 Less Liabilities............           0.2      1,526,317
                               ------------    -----------
Net Assets...................         100.0%  $771,633,087
                               ============    ===========

FUTURES CONTRACTS (-1.0%)
                              CONTRACTS     UNREALIZED
                               LONG        DEPRECIATION (h)
                              ----------------------------
Standard & Poor's 500 Index
 June 2002..................     441         $(7,814,871)
 Mini June 2002.............       3                (776)
                                             -----------
Total Futures Contracts
 (Settlement Value
 $118,922,880) (e)..........                 $(7,815,647)
                                             ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated as collateral for futures contracts.
(d) ADR-American Depositary Receipt.
(e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 100.0% of net assets.
(f) The cost for federal income tax purposes is $813,073,958.
(g) At April 30, 2002 net unrealized depreciation was $42,967,188, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $106,826,584 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $149,793,772.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $812,538,848).............................  $770,106,770
 Cash.............................................        30,026
 Receivables:
   Investment securities sold.....................       995,855
   Variation margin on futures contracts..........       572,362
   Dividends and interest.........................       560,511
   Fund shares sold...............................       263,302
 Other assets.....................................        12,484
                                                    ------------
       Total assets...............................   772,541,310
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................       550,926
   Manager........................................       141,783
   Professional...................................        77,873
   Shareholder communication......................        56,927
   Transfer agent.................................        23,044
   Custodian......................................        16,350
 Accrued expenses.................................        41,320
                                                    ------------
       Total liabilities..........................       908,223
                                                    ------------
 Net assets.......................................  $771,633,087
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     25,604
   Service Class..................................         5,554
 Additional paid-in capital.......................   814,668,026
 Accumulated undistributed net investment
   income.........................................     2,743,861
 Accumulated undistributed net realized gain on
   investments and futures contracts..............     4,437,767
 Net unrealized depreciation on investments and
   futures contracts..............................   (50,247,725)
                                                    ------------
 Net assets.......................................  $771,633,087
                                                    ============


No-Load Class
 Net assets applicable to outstanding shares......  $634,799,186
                                                    ============
 Shares of capital stock outstanding..............    25,604,285
                                                    ============
 Net asset value per share outstanding............  $      24.79
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $136,833,901
                                                    ============
 Shares of capital stock outstanding..............     5,554,337
                                                    ============
 Net asset value per share outstanding............  $      24.64
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $  4,636,585
   Interest.......................................     1,077,521
                                                    ------------
       Total income...............................     5,714,106
                                                    ------------
 Expenses:
   Manager........................................     1,937,435
   Service........................................       151,112
   Professional...................................        90,118
   Transfer agent.................................        53,478
   Shareholder communication......................        52,691
   Custodian......................................        43,445
   Directors......................................        20,921
   Registration...................................        10,796
   Miscellaneous..................................        19,113
                                                    ------------
       Total expenses before reimbursement........     2,379,109
   Expense reimbursement from Manager.............    (1,065,536)
                                                    ------------
       Net expenses...............................     1,313,573
                                                    ------------
 Net investment income............................     4,400,533
                                                    ------------


REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions..........................    (1,045,895)
   Futures transactions...........................     6,780,242
                                                    ------------
 Net realized gain on investments.................     5,734,347
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................    11,385,465
   Futures transactions...........................    (8,554,562)
                                                    ------------
 Net unrealized gain on investments...............     2,830,903
                                                    ------------
 Net realized and unrealized gain on investments..     8,565,250
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $ 12,965,783
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $4,144.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                   2002             2001
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    4,400,533   $   10,125,656
    Net realized gain on investments and futures
      contracts.............................................       5,734,347      258,688,611
    Net change in unrealized appreciation (depreciation) on
      investments and futures contracts.....................       2,830,903     (599,307,154)
                                                              --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................      12,965,783     (330,492,887)
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (7,772,459)     (14,413,456)
      Service Class.........................................      (1,276,581)        (457,023)
    From net realized gain on investments:
      No-Load Class.........................................     (33,639,804)     (98,178,355)
      Service Class.........................................      (6,256,408)      (4,217,565)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...     (48,945,252)    (117,266,399)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................      54,634,885      153,357,803
      Service Class.........................................      62,277,026       57,565,757
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................      40,192,373      102,230,044
      Service Class.........................................       7,530,316        4,671,630
                                                              --------------   --------------
                                                                 164,634,600      317,825,234
    Cost of shares redeemed:
      No-Load Class.........................................     (44,537,021)    (718,437,294)
      Service Class.........................................     (15,548,980)     (16,042,364)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     104,548,599     (416,654,424)
                                                              --------------   --------------
      Net increase (decrease) in net assets.................      68,569,130     (864,413,710)
NET ASSETS:
  Beginning of period.......................................     703,063,957    1,567,477,667
                                                              --------------   --------------
  End of period.............................................  $  771,633,087   $  703,063,957
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $    2,743,861   $    7,392,368
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                       NO-LOAD CLASS
                              -----------------------------------------------------------------------------------------------
                              SIX MONTHS                                    JANUARY 1
                                ENDED           YEAR ENDED OCTOBER 31        THROUGH            YEAR ENDED DECEMBER 31
                              APRIL 30,       --------------------------   OCTOBER 31,   ------------------------------------
                                2002**           2001            2000         1999*         1998         1997         1996
                              ----------      ----------      ----------   -----------   ----------   ----------   ----------
Net asset value at beginning
 of period..................  $   25.84       $    37.38      $    36.99   $    33.39    $    27.05   $    21.05   $    17.82
                              ----------      ----------      ----------   ----------    ----------   ----------   ----------
Net investment income.......       0.15             0.30(a)         0.37         0.31          0.38         0.37         0.34
Net realized and unrealized
 gain (loss) on
 investments................       0.52            (9.06)           1.86         3.60          7.36         6.54         3.69
                              ----------      ----------      ----------   ----------    ----------   ----------   ----------
Total from investment
 operations.................       0.67            (8.76)           2.23         3.91          7.74         6.91         4.03
                              ----------      ----------      ----------   ----------    ----------   ----------   ----------
Less dividends and
 distributions:
From net investment income..      (0.32)           (0.36)          (0.38)         --          (0.38)       (0.37)       (0.34)
From net realized gain on
 investments................      (1.40)           (2.42)          (1.46)       (0.31)        (1.02)       (0.54)       (0.46)
                              ----------      ----------      ----------   ----------    ----------   ----------   ----------
Total dividends and
 distributions..............      (1.72)           (2.78)          (1.84)       (0.31)        (1.40)       (0.91)       (0.80)
                              ----------      ----------      ----------   ----------    ----------   ----------   ----------
Net asset value at end of
 period.....................  $   24.79       $    25.84      $    37.38   $    36.99    $    33.39   $    27.05   $    21.05
                              ==========      ==========      ==========   ==========    ==========   ==========   ==========
Total investment return.....       2.16%(b)       (24.90%)          5.98%       11.80%(b)      28.62%      32.88%       22.57%
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income......       1.17%+           1.03%           0.95%        1.06%+        1.29%        1.56%        1.96%
 Net expenses...............       0.30%+           0.30%           0.30%        0.30%+        0.30%        0.30%        0.44%
 Expenses (before
   reimbursement)...........       0.57%+           0.57%           0.54%        0.55%+        0.56%        0.56%        0.59%
Portfolio turnover rate.....          1%               5%             11%           7%            8%           3%           8%
Net assets at end of period
 (in 000's).................  $ 634,799       $  612,937      $1,503,224   $1,641,591    $1,472,263   $  966,217   $  617,716

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                          SERVICE CLASS
    -----------------------------------------------------------------------------------------
    SIX MONTHS                              JANUARY 1
      ENDED       YEAR ENDED OCTOBER 31      THROUGH            YEAR ENDED DECEMBER 31
    APRIL 30,    -----------------------   OCTOBER 31,   ------------------------------------
      2002**        2001         2000         1999*         1998         1997         1996
    ----------   ----------   ----------   -----------   ----------   ----------   ----------
    $   25.68    $    37.16   $    36.80   $    33.28    $    26.99   $    21.01   $    17.81
    ----------   ----------   ----------   ----------    ----------   ----------   ----------
         0.13          0.24(a)      0.27         0.21          0.31         0.32         0.31
         0.52         (9.04)        1.85         3.62          7.31         6.52         3.66
    ----------   ----------   ----------   ----------    ----------   ----------   ----------
         0.65         (8.80)        2.12         3.83          7.62         6.84         3.97
    ----------   ----------   ----------   ----------    ----------   ----------   ----------
        (0.29)        (0.26)       (0.30)         --          (0.31)       (0.32)       (0.31)
        (1.40)        (2.42)       (1.46)       (0.31)        (1.02)       (0.54)       (0.46)
    ----------   ----------   ----------   ----------    ----------   ----------   ----------
        (1.69)        (2.68)       (1.76)       (0.31)        (1.33)       (0.86)       (0.77)
    ----------   ----------   ----------   ----------    ----------   ----------   ----------
    $   24.64    $    25.68   $    37.16   $    36.80    $    33.28   $    26.99   $    21.01
    ==========   ==========   ==========   ==========    ==========   ==========   ==========
         2.08%(b)     (25.10%)      5.72%       11.60%(b)     28.24%       32.60%       22.21%
         0.92%+        0.78%        0.70%        0.81%+        1.04%        1.31%        1.71%
         0.55%+        0.55%        0.55%        0.55%+        0.55%        0.55%        0.69%
         0.82%+        0.82%        0.79%        0.80%+        0.81%        0.81%        0.84%
            1%            5%          11%           7%            8%           3%           8%
    $ 136,834    $   90,127   $   64,254   $   61,647    $   36,442   $   13,828   $    5,865

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Tax-Managed Equity Fund
--------------------------------------------------------------------------------

Stocks in general declined during the brief period from April 19 to April 30, 2002. The weakness was partially due to high April unemployment figures, which some investors took as a sign that the economic recovery might not come as quickly and forcefully as they had previously hoped.

The Enron debacle had prompted widespread concerns over corporate accounting practices, and speculation about Arthur Anderson's fate was taking a toll on investor confidence. News from the war on terrorism was generally upbeat, but reports from the Middle East were decidedly negative. By the end of April 2002, the high cost of homeland security may have begun to affect perceptions about the pace of economic recovery.

The Federal Reserve took no action on interest rates during the first four months of 2002. Instead, they allowed natural market forces to replace central bank intervention. After rising earlier in the year, bond yields declined in late April 2002, as investors relaxed their expectations about when the Fed might move to tighten the money supply.

PERFORMANCE REVIEW

Eclipse Tax-Managed Equity Fund began operations on April 19, 2002. From its inception date through April 30, 2002, the Fund's No-Load Class and Service Class shares both returned -4.60%. Both share classes underperformed the -3.92% return of the average Lipper(1) large-cap core fund over the same period. Both share classes also underperformed the -4.22% return of the S&P 500 Index(2) from April 19 to April 30, 2002.

STRONG AND WEAK PERFORMERS

Over the reporting period of less than two weeks, the best-performing securities in the Fund's portfolio included Procter & Gamble, Anheuser-Busch, U.S. Bancorp, Bank of America, and Coca-Cola. These strong performers reflected superior stock selection within their sectors. For example, Procter & Gamble was not only a strong performer but was also in a sector in which the Fund was overweighted.

The five worst-performing securities in the Fund's portfolio were Oracle, Merrill Lynch, Morgan Stanley Dean Witter, Bristol-Myers Squibb, and Eli Lilly. Poor sector performance was largely responsible for the weak results of Bristol-Myers Squibb and Eli Lilly. Both of these companies are in the health care sector, which returned -4.53% for the brief reporting period, well below the return of the S&P 500. Merrill Lynch faced a precipitous decline as an investigation into the company's policies continued.

OVERWEIGHTED AND UNDERWEIGHTED SECTORS

As of April 30, 2002, the Fund was overweighted relative to the S&P 500 in health care and consumer staples. As we noted, the underperformance of the health care sector took a toll on performance, but consumer staples, which returned -0.95% over the brief reporting period, strongly outperformed the Fund's benchmark.

On the same date, the Fund was underweighted in technology stocks and consumer cyclicals. This positioning had a generally positive impact on performance, as both sectors underperformed the S&P 500 Index from the Fund's inception through April 30, 2002.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

LOOKING AHEAD

For the foreseeable future, we believe that domestic equities are likely to remain highly volatile and unstable. For this reason, we are focusing the Fund's investments on larger-capitalization securities, which we believe provide stronger prospects for stable earnings and dividends. In our opinion, this approach may reduce investment risk for the portfolio in a period of general market uncertainty.

Our outlook could be affected by unexpected Federal Reserve tightening moves, further terrorist activities, or additional examples of poor corporate governance. Whatever the markets or the economy may bring, the Fund will continue to seek to provide enhanced after-tax total return relative to the return of the S&P 500 Index.

DR. BERNARD TEW
Portfolio Manager
New York Life Investment Management LLC

                                                        TOTAL RETURNS*
PERFORMANCE                                          AS OF APRIL 30, 2002
-----------------------------------------------------------------------------
                                                       SINCE INCEPTION(+)
-----------------------------------------------------------------------------
Eclipse Tax-Managed Equity Fund No-Load Class               -4.60%
Eclipse Tax-Managed Equity Fund Service Class               -4.60
Average Lipper large-cap core fund(++)                      -3.92
S&P 500 Index(sec.)                                         -4.22

SINCE-INCEPTION PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

2002                                                                             -4.60

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+    The Fund's inception date was 4/19/02.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

TAX-MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

COMMON STOCKS (100.0%)+
                                    SHARES         VALUE
                                  -------------------------
BANKS (7.5%)
Bank of America Corp. ..........      22,400   $  1,623,552
Bank One Corp. .................       5,800        237,046
U.S. Bancorp....................      14,600        346,020
Wachovia Corp. .................      29,100      1,106,964
Wells Fargo Co. ................       4,900        250,635
                                               ------------
                                                  3,564,217
                                               ------------
BIOTECHNOLOGY (0.4%)
Amgen Inc. (a)..................       4,000        211,520
                                               ------------
BREWERS (2.2%)
Anheuser-Busch Companies,
 Inc. ..........................      19,700      1,044,100
                                               ------------
COMPUTER HARDWARE (1.2%)
Dell Computer Corp. (a).........       9,300        244,962
International Business Machines
 Corp. .........................       4,100        343,416
                                               ------------
                                                    588,378
                                               ------------
DIVERSIFIED CHEMICALS (2.1%)
E.I. du Pont de Nemours & Co. ..      22,600      1,005,700
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (12.3%)
American Express Co. ...........       6,000        246,060
Citigroup Inc. .................      27,000      1,169,100
Fannie Mae......................      16,500      1,302,345
Freddie Mac.....................       3,800        248,330
JP Morgan Chase & Co. ..........       6,900        242,190
Merrill Lynch & Co., Inc. ......       4,500        188,730
Morgan Stanley Dean Witter &
 Co. ...........................       4,400        209,968
S&P 500 Index -- SPDR Trust
 Series 1.......................      21,300      2,300,400
                                               ------------
                                                  5,907,123
                                               ------------
GENERAL MERCHANDISE STORES (1.7%)
Wal-Mart Stores, Inc. ..........      14,400        804,384
                                               ------------
HEALTH CARE EQUIPMENT (2.4%)
Medtronic, Inc. ................      25,300      1,130,657
                                               ------------
HOME IMPROVEMENT RETAIL (0.5%)
Home Depot, Inc. (The)..........       4,900        227,213
                                               ------------
HOUSEHOLD PRODUCTS (1.8%)
Procter & Gamble Co. (The)......       9,400        848,444
                                               ------------
INDUSTRIAL CONGLOMERATES (1.0%)
General Electric Co. ...........       6,500        205,075
3M Co. .........................       2,100        264,180
                                               ------------
                                                    469,255
                                               ------------

                                      SHARES          VALUE
                                  --------------------------

INTEGRATED OIL & GAS (11.0%)
ChevronTexaco Corp. ............      16,300   $  1,413,373
Exxon Mobil Corp. ..............      55,400      2,225,418
Royal Dutch Petroleum Co. ADR
 (c)............................      30,600      1,599,156
                                               ------------
                                                  5,237,947
                                               ------------
INTEGRATED TELECOMMUNICATION SERVICES
 (10.3%)
AT&T Corp. .....................      73,600        965,632
BellSouth Corp. ................      33,700      1,022,795
SBC Communications Inc. ........      45,400      1,410,124
Verizon Communications Inc. ....      37,500      1,504,125
                                               ------------
                                                  4,902,676
                                               ------------
MOVIES & ENTERTAINMENT (5.5%)
AOL Time Warner Inc. (a)........      68,000      1,293,360
Viacom, Inc. Class B (a)........       5,100        240,210
Walt Disney Co. (The)...........      46,500      1,077,870
                                               ------------
                                                  2,611,440
                                               ------------
MULTI-LINE INSURANCE (0.5%)
American International Group,
 Inc. ..........................       3,400        235,008
                                               ------------
NETWORKING EQUIPMENT (0.4%)
Cisco Systems, Inc. (a).........      14,500        212,425
                                               ------------
PHARMACEUTICALS (24.4%)
Abbott Laboratories.............      25,300      1,364,935
Bristol-Myers Squibb Co. .......       6,200        178,560
Johnson & Johnson...............      35,600      2,273,416
Lilly (Eli) & Co. ..............      18,200      1,202,110
Merck & Co., Inc. ..............      30,500      1,657,370
Pfizer Inc. ....................      49,500      1,799,325
Pharmacia Corp. ................      25,500      1,051,365
Schering-Plough Corp. ..........      33,500        914,550
Wyeth...........................      20,800      1,185,600
                                               ------------
                                                 11,627,231
                                               ------------
SEMICONDUCTORS (0.9%)
Intel Corp. ....................       7,800        223,158
Texas Instruments, Inc. ........       7,200        222,696
                                               ------------
                                                    445,854
                                               ------------
SOFT DRINKS (6.6%)
Coca-Cola Co. (The).............      31,600      1,754,116
PepsiCo, Inc. ..................      26,800      1,390,920
                                               ------------
                                                  3,145,036
                                               ------------
SYSTEMS SOFTWARE (3.9%)
Microsoft Corp. (a).............      32,400      1,693,224
Oracle Corp. (a)................      19,000        190,760
                                               ------------
                                                  1,883,984
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX-MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                  --------------------------
TOBACCO (3.4%)
Philip Morris Cos., Inc. .......      29,600   $  1,611,128
                                               ------------
Total Investments
 (Cost $49,974,163) (d).........       100.0%    47,713,720(e)
Cash and Other Assets, Less
 Liabilities....................         0.0(b)      10,010
                                  ----------   ------------
Net Assets......................       100.0%  $ 47,723,730
                                  ==========   ============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) ADR-American Depositary Receipt.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.
(e) At April 30, 2002 net unrealized depreciation was $2,260,443, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $119,637 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,380,080.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX-MANAGED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $49,974,163).............................  $  47,713,720
 Cash............................................         17,529
 Receivables:
   Dividends and interest........................          6,431
 Unamortized offering costs......................         48,366
                                                   -------------
       Total assets..............................     47,786,046
                                                   -------------
LIABILITIES:
 Payables:
   Offering costs................................         50,010
   Manager.......................................          6,273
   Professional..................................          1,580
   Transfer agent................................          1,286
   Custodian.....................................            514
   Shareholder communication.....................            392
 Accrued expenses................................          2,261
                                                   -------------
       Total liabilities.........................         62,316
                                                   -------------
 Net assets......................................  $  47,723,730
                                                   =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class.................................  $       5,000
   Service Class.................................              0(a)
 Additional paid-in capital......................     49,995,500
 Accumulated net investment loss.................         (7,520)
 Accumulated net realized loss on investments....         (8,807)
 Net unrealized depreciation on investments......     (2,260,443)
                                                   -------------
 Net assets......................................  $  47,723,730
                                                   =============
No-Load Class
 Net assets applicable to outstanding shares.....  $  47,723,489
                                                   =============
 Shares of capital stock outstanding.............      5,000,025
                                                   =============
 Net asset value per share outstanding...........  $        9.54
                                                   =============
Service Class
 Net assets applicable to outstanding shares.....  $         241
                                                   =============
 Shares of capital stock outstanding.............             25
                                                   =============
 Net asset value per share outstanding...........  $        9.54
                                                   =============

------------
(a) Less than one dollar.

STATEMENT OF OPERATIONS
For the period April 19, 2002 through April 30, 2002
(Unaudited)



INVESTMENT INCOME:
 Income:
   Dividends................................................  $       5,598
   Interest.................................................            833
                                                              -------------
       Total income.........................................          6,431
                                                              -------------
 Expenses:
   Manager..................................................         10,280
   Amortization of offering costs...........................          1,644
   Professional.............................................          1,580
   Transfer agent...........................................          1,286
   Registration.............................................            599
   Custodian................................................            514
   Shareholder communication................................            392
   Portfolio pricing........................................            306
   Directors................................................             71
   Miscellaneous............................................          1,286
                                                              -------------
       Total expenses before
        reimbursement.......................................         17,958
   Expense reimbursement from Manager.......................         (4,007)
                                                              -------------
       Net expenses.........................................         13,951
                                                              -------------
 Net investment loss........................................         (7,520)
                                                              -------------


REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS:
 Net realized loss on investments...........................         (8,807)
 Net unrealized depreciation on investments.................     (2,260,443)
                                                              -------------
 Net realized and unrealized loss on investments............     (2,269,250)
                                                              -------------
 Net decrease in net assets resulting from operations.......  $  (2,276,770)
                                                              =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX-MANAGED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period April 19, 2002 through April 30, 2002 (Unaudited)

                                                                   2002
                                                              --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $       (7,520)
    Net realized loss on investments........................          (8,807)
    Net unrealized depreciation on investments..............      (2,260,443)
                                                              --------------
    Net decrease in net assets resulting from operations....      (2,276,770)
                                                              --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................      50,000,250
      Service Class.........................................             250
                                                              --------------
      Increase in net assets derived from capital share
       transactions.........................................      50,000,500
                                                              --------------
      Net increase in net assets............................      47,723,730
NET ASSETS:
  Beginning of period.......................................              --
                                                              --------------
  End of period.............................................  $   47,723,730
                                                              ==============
  Accumulated net investment loss at end of period..........  $       (7,520)
                                                              ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX-MANAGED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                               NO-LOAD CLASS            SERVICE CLASS
                                                              ----------------         ----------------
                                                              APRIL 19, 2002*          APRIL 19, 2002*
                                                                  THROUGH                  THROUGH
                                                              APRIL 30, 2002**         APRIL 30, 2002**
                                                              ----------------         ----------------
Net asset value at beginning of period......................      $ 10.00                  $ 10.00
                                                                  -------                  -------
Net investment loss.........................................        (0.00)(a)                (0.00)(a)
Net realized and unrealized loss on investments.............        (0.46)                   (0.46)
                                                                  -------                  -------
Total from investment operations............................        (0.46)                   (0.46)
                                                                  -------                  -------
Net asset value at end of period............................      $  9.54                  $  9.54
                                                                  =======                  =======
Total investment return.....................................        (4.60%)(b)               (4.60%)(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment loss.......................................        (0.51%)+                 (0.76%)+
  Net expenses..............................................         0.95%+                   1.20%+
  Expenses (before reimbursement)...........................         1.22%+                   1.47%+
Portfolio turnover rate.....................................            1%                       1%
Net assets at end of period (in 000's)......................      $47,723                  $     0(c)

------------
 *  Commencement of Operations.
**  Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ECLIPSE MID CAP CORE FUND
--------------------------------------------------------------------------------

Although the U.S. economy is showing signs of recovery, there are still significant obstacles to overcome. Unemployment figures reached a sobering 6% in April 2002, and many investors agree that stocks remain overpriced despite recent declines. Since the cost of capital may affect the growth prospects of telecommunications and technology companies, many investors are concerned that anticipated Federal Reserve tightening could have a negative impact on stock valuations in these important sectors.

Low inflation, rising industrial production, and strong consumer confidence were continuing positive trends that gave many economists an optimistic outlook. Real gross domestic product, which had declined in the third quarter of 2001, rose 1.7% in the fourth quarter of 2001 and, according to preliminary estimates, increased significantly in the first quarter of 2002.

Advances in the war on terrorism helped many investors remain hopeful during the six months ended April 30, 2002, but the Enron scandal and the conflict in the Middle East contributed to investor uncertainty and market volatility. The stock market's general decline in April may reflect investors' realization that the economic recovery may not be as swift and strong as earlier projections suggested.

For the six months ended April 30, 2002, mid-cap stocks generally showed strong performance, with the Russell Midcap(R) Index(1) providing solid double-digit returns. Mid-caps outpaced large-capitalization stocks by a significant margin over the six-month period.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Mid Cap Core Fund returned 14.11%. The Fund underperformed the 14.92% return of the average Lipper(2) mid-cap core fund over the same period. The Fund also underperformed the 15.24% return of the Russell Midcap Index for the six months ended April 30, 2002.

Specific stock selection contributed to the Fund's underperformance, particularly among consumer cyclical stocks. An underweighted position in the energy sector also detracted from the Fund's performance relative to its peers.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

The portfolio's underweighted position in the health care sector proved to be the largest positive contributor to the Fund's performance during the six-month reporting period. Our underweighted position in biotechnology benefited the portfolio as this segment suffered large declines. When ImClone Systems, in partnership with Bristol-Myers Squibb, failed to receive FDA approval on a new drug, some investors became concerned that funding for biotechnology ventures might be drying up.

Financial stocks benefited from evidence that an economic recovery may be underway. The Fund's overweighted position within the financial sector strengthened performance as savings and loans and regional banks provided significant positive returns. Thrift valuations rose during the reporting period, as higher mortgage rates helped slow the pace of refinancing activity.

Although the Fund was overweighted in consumer cyclicals and many stocks in the sector advanced, specific stock selection made consumer cyclicals the biggest detractor from the Fund's performance during the reporting period. We established a position in Circuit City Stores--Circuit City Group in December 2001 and added to the position after a precipitous price drop in February.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

--------------------------------------------------------------------------------

Although the stock staged a modest recovery by the end of the reporting period, our decision to overweight Circuit City Stores--Circuit City Group detracted from performance relative to other specialty retailers. The Fund also held an overweighted position in J.C. Penney, which fell out of favor and detracted from the Fund's performance for the six months ended April 30, 2002.

Within the energy sector, the Fund's underweighted position in oil-service stocks detracted from the Fund's relative performance, as oil-service companies benefited from a steep rise in oil prices.

LOOKING AHEAD

We believe the economy is showing definite signs of recovery, but that investors would be well-advised to maintain modest expectations over the near term. The Fed's neutral stance suggests that growth trends are not yet strong enough to merit central bank intervention. If the Fed begins to tighten monetary policy, increasing capital costs may affect earnings potential among companies in capital-intensive industries.

The Fund will continue to invest in stocks that our proprietary model ranks in the top 50% of the mid-cap universe, based on value, earnings, and behavioral characteristics in the market. No matter where the economy or the markets may move, the Fund will continue to seek long-term growth of capital.

HARVEY FRAM
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP CORE FUND
                          VERSUS RUSSELL MIDCAP INDEX
                              NO-LOAD CLASS SHARES
[Eclipse Mid Cap Value Fund Graph]

                                                                 ECLIPSE MID CAP CORE FUND             RUSSELL MIDCAP INDEX
                                                                 -------------------------             --------------------
1/2/01                                                                    10000.00                           10000.00
12/31/01                                                                  10000.00                            9437.00
4/30/02                                                                    9597.00                            9647.00


Source: Lipper Inc., 10/31/01

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                              TOTAL RETURNS*      AVERAGE ANNUAL TOTAL RETURNS*
PERFORMANCE                                AS OF APRIL 30, 2002        AS OF APRIL 30, 2002
------------------------------------------------------------------------------------------------
                                                                                     SINCE
                                           SIX-MONTH PERIOD       ONE YEAR          INCEPTION(+)
------------------------------------------------------------------------------------------------
Eclipse Mid Cap Core Fund No-Load Class            14.11%           -1.77%           -3.05%
Average Lipper mid-cap core fund(++)               14.92             0.05            -1.78
Russell Midcap Index(sec.)                         15.24            -0.70            -2.66

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                               TOTAL
YEAR                                                                           RETURN*
----                                                                           -------
2001                                                                            -15.90
2002                                                                             14.11

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*    Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.
+    The Fund's inception date was 1/2/01.
++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
sec. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn, is an unmanaged index that measures the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

COMMON STOCKS (100.0%)+
                                     SHARES         VALUE
                                    -----------------------
AEROSPACE & DEFENSE (1.2%)
Alliant Techsystems, Inc. (a).....      287     $    30,910
Goodrich Corp. ...................    1,242          39,645
L-3 Communication Holdings, Inc.
 (a)..............................      503          64,273
Raytheon Co. .....................    4,591         194,199
                                                -----------
                                                    329,027
                                                -----------
AIR FREIGHT & LOGISTICS (0.2%)
CNF Transportation, Inc. .........    1,486          46,973
Ryder System, Inc. ...............      703          19,937
                                                -----------
                                                     66,910
                                                -----------
AUTO COMPONENTS (2.8%)
American Axle & Manufacturing
 Holdings, Inc. (a)...............      144           4,752
ArvinMeritor, Inc. ...............      884          28,023
Autoliv, Inc. ....................    1,602          35,404
BorgWarner, Inc. .................      348          21,743
Cooper Tire & Rubber Co. .........      831          20,609
Dana Corp. .......................      460           9,320
Goodyear Tire & Rubber Co. (The)..    3,658          81,390
Johnson Controls, Inc. ...........    3,095         266,944
Lear Corp. (a)....................    2,194         112,793
TRW, Inc. ........................    3,172         174,555
                                                -----------
                                                    755,533
                                                -----------
BANKS (9.4%)
AmSouth Bancorporation............    1,130          25,662
Associated Banc-Corp..............    2,423          90,777
Astoria Financial Corp. ..........    1,190          38,187
Bank of Hawaii Corp. .............    1,057          30,103
Banknorth Group, Inc. ............      636          16,784
City National Corp. ..............      119           6,575
Commerce Bancorp, Inc. ...........      972          48,007
Commerce Bancshares, Inc. ........      203           9,007
Compass Bancshares, Inc. .........    4,669         167,010
First Tennessee National Corp. ...    4,632         179,073
Golden State Bancorp Inc. ........    2,666          87,951
Golden West Financial Corp. ......    2,180         149,090
Greater Bay Bancorp...............      662          22,170
GreenPoint Financial Corp. .......    3,110         153,790
Hibernia Corp. ...................    5,790         115,511
Hudson City Bancorp, Inc. ........    1,515          56,919
Huntington Bancshares, Inc. ......    3,520          71,421
Independence Community Bank
 Corp. ...........................      780          25,420
Investors Financial Services
 Corp. ...........................      447          32,917
Marshall & Ilsley Corp. ..........    1,811         115,270
New York Community Bancorp,
 Inc. ............................      669          19,843
North Fork Bancorporation,
 Inc. ............................    5,910         228,244
Old National Bancorp..............      862          21,266
Roslyn Bancorp, Inc. .............    1,507          34,691
Silicon Valley Bancshares (a).....      551          17,605
SouthTrust Corp. .................    4,975         132,733
Sovereign Bancorp, Inc. ..........    9,012         130,043
TCF Financial Corp. ..............    2,829         147,249
Trustmark Corp. ..................    1,619          41,722

                                     SHARES           VALUE
                                    ------------------------

BANKS (CONTINUED)
U.S. Bancorp......................    1,473     $    34,910
Union Planters Corp. .............    2,862         143,415
UnionBanCal Corp. ................      737          35,671
Valley National Bancorp...........      238           8,468
Washington Federal Inc. ..........    1,925          50,281
Webster Financial Corp. ..........    1,799          71,294
                                                -----------
                                                  2,559,079
                                                -----------
BEVERAGES (1.4%)
Coca-Cola Enterprises Inc. .......    3,547          69,592
Constellation Brands Inc. (a).....    1,212          73,205
Coors (Adolph) Co. Class B........      362          24,200
Pepsi Bottling Group, Inc.
 (The)............................    6,424         183,983
PepsiAmericas, Inc. ..............    1,370          20,893
                                                -----------
                                                    371,873
                                                -----------
BIOTECHNOLOGY (2.3%)
Cephalon Inc. (a).................      640          37,529
Digene Corp. (a)..................    1,359          31,012
Genzyme Corp. (a).................    2,130          87,202
Gilead Sciences, Inc. (a).........    3,290         102,385
ICOS Corp. (a)....................      693          17,852
IDEC Pharmaceuticals Corp. (a)....    1,548          85,063
Immunex Corp. (a).................    9,484         257,396
Sepracor, Inc. (a)................    1,093          13,837
                                                -----------
                                                    632,276
                                                -----------
BUILDING PRODUCTS (0.3%)
American Standard Cos. Inc. (a)...      837          62,524
Crane Co. ........................      161           4,440
                                                -----------
                                                     66,964
                                                -----------
CHEMICALS (1.1%)
International Flavors & Fragrances
 Inc. ............................    2,894          93,187
Praxair, Inc. ....................    2,600         148,460
RPM, Inc. ........................    1,359          23,035
Valspar Corp. (The)...............      848          39,050
                                                -----------
                                                    303,732
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (5.2%)
Apollo Group Inc. Class A (a).....    2,233          85,632
BISYS Group, Inc. (The) (a).......      342          11,696
Block (H&R), Inc. ................    5,927         237,791
Certegy Inc. (a)..................    1,124          43,611
Choicepoint Inc. (a)..............    1,911         105,946
DST Systems, Inc. (a).............      163           8,055
Deluxe Corp. .....................    2,445         107,287
Dun & Bradstreet Corp. (The)
 (a)..............................    2,895         111,487
Equifax Inc. .....................    5,265         143,840
Exult Inc. (a)....................    1,137           9,926
Fiserv, Inc. (a)..................    3,122         138,804
Imagistics International Inc.
 (a)..............................       61           1,061
Interactive Data Corp. (a)........      475           8,289
Pitney Bowes Inc. ................    2,844         119,732
Sabre Holdings Corp. Class A
 (a)..............................    2,035          94,628
ServiceMaster Co. (The)...........    5,139          71,946
Steelcase Inc. Class A............    2,233          37,291
University of Phoenix Online
 (a)..............................      422          13,593

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)

                                     SHARES           VALUE
                                    ------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Viad Corp. .......................    2,549     $    77,694
West Corp. (a)....................      244           6,832
                                                -----------
                                                  1,435,141
                                                -----------
COMMUNICATIONS EQUIPMENT (0.7%)
Brocade Communications Systems,
 Inc. (a).........................    2,802          71,703
Emulex Corp. (a)..................    1,137          32,962
Enterasys Networks, Inc. (a)......   15,770          17,347
Foundry Networks, Inc. (a)........    1,198           6,817
Inrange Technologies Corp. Class B
 (a)..............................      124             668
Polycom, Inc. (a).................    1,248          25,734
Riverstone Networks, Inc. (a).....    2,125           9,987
UTStarcom, Inc. (a)...............      551          13,500
                                                -----------
                                                    178,718
                                                -----------
COMPUTERS & PERIPHERALS (0.5%)
Network Appliance, Inc. (a).......    3,863          67,409
Storage Technology Corp. (a)......    3,807          78,348
                                                -----------
                                                    145,757
                                                -----------
CONSTRUCTION MATERIALS (0.1%)
Lafarge North America Inc. .......      435          19,044
                                                -----------
CONTAINERS & PACKAGING (1.9%)
Ball Corp. .......................      725          34,474
Bemis Co., Inc. ..................    1,812          96,453
Owens-Illinois, Inc. (a)..........    1,939          31,063
Packaging Corp. of America (a)....      915          18,071
Pactiv Corp. (a)..................    5,800         119,886
Sealed Air Corp. (a)..............    3,054         136,422
Smurfit-Stone Container Corp.
 (a)..............................    2,816          45,732
Sonoco Products Co. ..............    1,258          36,356
                                                -----------
                                                    518,457
                                                -----------
DIVERSIFIED FINANCIALS (3.9%)
Bear Stearns Cos., Inc. (The).....    2,371         146,860
BlackRock, Inc. Class A (a).......      441          20,286
E*TRADE Group, Inc. (a)...........    8,982          67,724
Edwards (A.G.), Inc. .............    2,407          98,494
Investment Technology Group, Inc.
 (a)..............................    1,078          49,588
John Nuveen Co. (The) Class A.....      362          20,996
Legg Mason, Inc. .................      198           9,947
Metris Cos. Inc. .................      472           6,155
Moody's Corp. ....................    5,558         242,218
S&P MidCap 400 Index-MidCap SPDR
 Trust, Series 1..................    2,075         204,969
S&P 500 Index-SPDR Trust, Series
 1................................    1,056         114,048
SEI Investments Co. ..............      972          32,747
USA Education Inc. ...............      679          65,082
                                                -----------
                                                  1,079,114
                                                -----------

                                     SHARES           VALUE
                                    ------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
CenturyTel, Inc. .................    2,307     $    63,904
Metromedia Fiber Network, Inc.
 Class A (a)......................    4,675             187
Time Warner Telecom, Inc. Class A
 (a)..............................      179             675
                                                -----------
                                                     64,766
                                                -----------
ELECTRIC UTILITIES (3.5%)
Alliant Energy Corp. .............    1,055          29,804
Conectiv..........................    1,234          30,776
Edison International Inc. (a).....    4,317          78,353
Entergy Corp. ....................    1,793          83,195
FPL Group, Inc. ..................      239          15,174
FirstEnergy Corp. ................    5,676         189,011
Hawaiian Electric Industries,
 Inc. ............................      470          22,203
IDACORP, Inc. ....................      640          24,218
NRG Energy, Inc. (a)..............   13,368         167,367
PG&E Corp. (a)....................      501          11,773
Pinnacle West Capital Corp. ......    2,571         112,661
Potomac Electric Power Co. .......    1,309          29,924
Progress Energy Inc. .............    3,303         171,393
                                                -----------
                                                    965,852
                                                -----------
ELECTRICAL EQUIPMENT (0.7%)
Energizer Holdings, Inc. (a)......    1,493          35,683
Hubbell Inc. Class A..............      832          27,456
Molex, Inc. ......................    1,957          65,794
Rockwell Automation Inc. .........    2,569          55,156
                                                -----------
                                                    184,089
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
AVX Corp. ........................      905          18,037
Amphenol Corp. (a)................      593          26,003
Arrow Electronics, Inc. (a).......    3,031          80,018
Avnet, Inc. ......................    3,593          92,053
Diebold, Inc. ....................    1,000          37,820
Ingram Micro Inc. (a).............    1,275          18,946
Tech Data Corp. (a)...............    1,862          88,147
Thermo Electron Corp. (a).........    2,910          54,999
Vishay Intertechnology, Inc.
 (a)..............................        1              22
                                                -----------
                                                    416,045
                                                -----------
ENERGY EQUIPMENT & SERVICES (1.7%)
BJ Services Co. (a)...............    2,564          94,201
Ensco International Inc. .........    1,784          60,228
Helmerich & Payne, Inc. ..........      662          27,281
Nabors Industries, Inc. (a).......    1,652          75,249
Noble Drilling Corp. (a) .........    1,749          75,819
Patterson-UTI Energy, Inc. (a)....      891          28,512
Rowan Co., Inc. (a)...............    1,242          31,522
Weatherford International, Inc.
 (a)..............................    1,454          72,511
                                                -----------
                                                    465,323
                                                -----------
FOOD & DRUG RETAILING (1.7%)
Albertson's, Inc. ................    7,982         267,716
SUPERVALU, Inc. ..................    4,605         138,150
Whole Foods Market, Inc. (a)......    1,503          70,281
                                                -----------
                                                    476,147
                                                -----------


------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                    ------------------------
FOOD PRODUCTS (2.4%)
Archer-Daniels-Midland Co. .......    7,267     $    96,433
ConAgra Foods, Inc. ..............    5,552         136,024
Dean Foods Co. (a)................    1,152          42,647
Dole Food Co., Inc. ..............      557          18,531
Hormel Foods Corp. ...............    1,269          31,344
Interstate Bakeries Corp. ........      374           9,238
Kellogg Co. ......................    5,157         185,240
McCormick & Co., Inc. ............      428          10,974
Smithfield Foods, Inc. (a)........    1,780          37,558
Tyson Foods, Inc. Class A.........    6,734          94,411
                                                -----------
                                                    662,400
                                                -----------
GAS UTILITIES (0.4%)
KeySpan Corp. ....................      850          30,005
Nicor, Inc. ......................      139           6,502
Sempra Energy.....................    2,696          68,937
                                                -----------
                                                    105,444
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (2.2%)
Applera Corp. Applied Biosystems
 Group............................    2,815          48,193
Bard (C.R.), Inc. ................      667          36,645
Bausch & Lomb Inc. ...............      711          25,575
Beckman Coulter, Inc. ............      174           8,312
Boston Scientific Corp. (a).......    6,742         168,011
DENTSPLY International, Inc. .....      969          38,440
Resmed, Inc. (a)..................      447          16,588
St. Jude Medical, Inc. (a)........    2,643         219,924
Varian Medical Systems, Inc.
 (a)..............................    1,155          50,069
                                                -----------
                                                    611,757
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (5.6%)
Accredo Health, Inc. (a)..........      346          22,397
AdvancePCS (a)....................    1,294          43,750
Aetna Inc. .......................      444          21,134
Caremark Rx, Inc. (a).............      190           4,085
Community Health Systems, Inc.
 (a)..............................      139           4,034
Coventry Health Care, Inc. (a)....      777          24,476
DaVita, Inc. (a)..................    3,082          79,885
Express Scripts, Inc. (a).........      768          48,545
Health Net Inc. (a)...............    3,326          98,616
Humana Inc. (a)...................      524           8,567
Laboratory Corp. of America
 Holdings (a).....................      818          81,146
Manor Care, Inc. (a)..............    1,438          36,870
McKesson Corp. ...................    3,284         132,641
Mid Atlantic Medical Services,
 Inc. (a).........................      643          23,425
Orthodontic Centers of America,
 Inc. (a).........................      544          14,498
Oxford Health Plans, Inc. (a).....    2,730         126,017
Pharmaceutical Product
 Development, Inc. (a)............    1,285          32,356
Priority Healthcare Corp. Class B
 (a)..............................      126           3,747
Service Corp. International (a)...    3,732          14,592
Triad Hospitals, Inc. (a).........      223           9,366
Trigon Healthcare Inc. Class A
 (a)..............................      612          61,604
Unilab Corp. (a)..................    8,493         254,535

                                     SHARES          VALUE
                                    ------------------------

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Universal Health Services, Inc.
 (a)..............................    1,403     $    65,310
WellPoint Health Networks Inc.
 (a)..............................    4,090         307,077
                                                -----------
                                                  1,518,673
                                                -----------
HOTELS, RESTAURANTS & LEISURE (3.7%)
Brinker International, Inc. (a)...      304          10,470
CBRL Group, Inc. .................      732          22,216
Cheesecake Factory (The) (a)......      505          21,023
Darden Restaurants, Inc. .........    4,277         170,652
Gtech Holdings Corp. (a)..........      357          21,388
Harrah's Entertainment, Inc.
 (a)..............................    1,836          90,258
International Game Technology
 (a)..............................    1,023          64,398
International Speedway Corp. .....      364          15,652
Krispy Kreme Doughnuts, Inc.
 (a)..............................      579          22,106
MGM Mirage Inc. ..................      856          34,369
Mandalay Resort Group (a).........      178           6,383
Outback Steakhouse, Inc. (a)......    1,207          42,330
Starbucks Corp. (a)...............    3,477          79,345
Tricon Global Restaurants, Inc.
 (a)..............................    5,037         317,633
Wendy's International, Inc. ......    2,558          95,669
                                                -----------
                                                  1,013,892
                                                -----------
HOUSEHOLD DURABLES (3.5%)
D.R. Horton, Inc. ................    2,889          74,536
Fortune Brands, Inc. .............    3,293         172,092
Furniture Brands International,
 Inc. (a).........................      671          27,397
Harman International Industries,
 Inc. ............................      429          25,333
La-Z-Boy Inc. ....................      641          19,256
Leggett & Platt, Inc. ............    2,574          67,696
Lennar Corp. .....................      161           8,942
Maytag Corp. .....................    1,254          57,872
Mohawk Industries, Inc. (a).......    1,757         113,028
NVR, Inc. (a).....................       82          30,320
Newell Rubbermaid, Inc. ..........    4,147         130,216
Snap-on Inc. .....................      768          24,330
Stanley Works (The)...............    1,386          64,421
Whirlpool Corp. ..................    2,055         154,022
                                                -----------
                                                    969,461
                                                -----------
HOUSEHOLD PRODUCTS (0.9%)
Clorox Co. (The)..................    5,160         228,330
Dial Corp. (The)..................    1,259          26,414
                                                -----------
                                                    254,744
                                                -----------
INSURANCE (2.6%)
American Financial Group, Inc. ...    1,118          33,193
Brown & Brown.....................      567          18,824
Erie Indemnity Co. Class A........      636          27,717
Fidelity National Financial,
 Inc. ............................    1,402          43,252
First American Corp. .............      907          20,045
Gallagher (Arthur J.) & Co. ......    1,451          52,381
Mercury General Corp. ............      361          18,050
Old Republic International
 Corp. ...........................    1,945          64,632
Progressive Corp. (The)...........    5,487         315,503
Protective Life Corp. ............    1,079          34,377
Radian Group Inc. ................    1,141          59,218
SAFECO Corp. .....................      396          13,226
                                                -----------
                                                    700,418
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES           VALUE
                                    ------------------------
INTERNET & CATALOG RETAIL (0.1%)
Amazon.com, Inc. (a)..............      951     $    15,872
Ticketmaster (a)..................      917          21,577
                                                -----------
                                                     37,449
                                                -----------
INTERNET SOFTWARE & SERVICES (0.4%)
Expedia, Inc. Class A (a).........      257          20,775
Hotels.com (a)....................      264          16,611
Overture Services, Inc. (a).......      261           8,924
Retek Inc. (a)....................      665          15,693
VeriSign, Inc. (a)................    2,653          24,540
Yahoo! Inc. (a)...................    2,187          32,280
                                                -----------
                                                    118,823
                                                -----------
IT CONSULTING & SERVICES (2.3%)
Acxiom Corp. (a)..................    1,424          23,681
Affiliated Computer Services, Inc.
 Class A (a)......................    3,057         165,292
Computer Sciences Corp. (a).......    4,635         207,880
KPMG Consulting Inc. (a)..........    1,483          25,952
SunGard Data Systems Inc. (a).....    7,179         213,647
                                                -----------
                                                    636,452
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick Corp. ..................    1,438          40,537
Hasbro, Inc. .....................    1,999          31,944
Polaris Industries Inc. ..........      304          22,891
                                                -----------
                                                     95,372
                                                -----------
MACHINERY (2.6%)
AGCO Corp. (a)....................      874          19,857
Danaher Corp. ....................    1,270          90,907
Deere & Co. ......................      609          27,259
Donaldson Co., Inc. ..............      518          22,352
Harsco Corp. .....................      530          22,525
ITT Industries, Inc. .............    2,829         197,634
Navistar International Corp.
 (a)..............................      832          33,197
PACCAR Inc. ......................    1,937         138,437
Pentair, Inc. ....................    1,597          77,550
SPX Corp. (a).....................      526          70,826
                                                -----------
                                                    700,544
                                                -----------
MEDIA (1.5%)
Adelphia Communications Corp.
 Class A (a)......................      262           1,577
Belo Corp. .......................      242           5,653
Charter Communications, Inc. Class
 A (a)............................      558           4,570
Cox Radio, Inc. Class A (a).......      116           3,322
Dow Jones & Co., Inc. ............      541          29,414
Getty Images, Inc. (a)............      454          15,804
Harte-Hanks, Inc. ................      667          21,424
Hearst-Argyle Television, Inc.
 (a)..............................      225           6,093
Hispanic Broadcasting Corp. (a)...    1,325          35,537
Insight Communications Co., Inc.
 Class A (a)......................      510           7,910
Knight-Ridder, Inc. ..............      261          17,487
Lee Enterprises, Inc. ............      474          18,605
McClatchy Co. (The) Class A.......      374          22,361
Media General, Inc. Class A.......      162          11,116
Mediacom Communications Corp.
 (a)..............................      542           5,420

                                     SHARES           VALUE
                                    ------------------------

MEDIA (CONTINUED)
Pixar, Inc. (a)...................      217     $     8,767
Radio One, Inc. (a)...............      916          19,602
Scholastic Corp. (a)..............      372          18,872
USA Networks, Inc. (a)............    1,932          57,786
Washington Post Co. Class B.......       57          36,013
Westwood One, Inc. (a)............    1,884          67,824
                                                -----------
                                                    415,157
                                                -----------
METALS & MINING (1.1%)
CONSOL Energy Inc. ...............      397           9,127
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a).................    3,777          67,080
Newmont Mining Corp. Holding
 Co...............................    4,891         139,442
Nucor Corp. ......................    1,332          77,855
                                                -----------
                                                    293,504
                                                -----------
MULTILINE RETAIL (1.1%)
Dillard's, Inc. Class A...........      834          20,425
Dollar Tree Stores, Inc. (a)......    2,959         112,856
Family Dollar Stores, Inc. .......      463          16,020
J.C. Penney Co., Inc. (Holding
 Co.).............................    4,430          96,308
Nordstrom, Inc. ..................    1,719          40,328
Saks Inc. (a).....................    1,601          23,807
                                                -----------
                                                    309,744
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (0.3%)
SCANA Corp. ......................    1,390          44,411
Vectren Corp. ....................      896          22,346
Western Resources, Inc. ..........      391           6,799
                                                -----------
                                                     73,556
                                                -----------
OFFICE ELECTRONICS (0.8%)
IKON Office Solutions, Inc. ......    1,894          24,622
Xerox Corp. (a)...................   20,518         181,584
                                                -----------
                                                    206,206
                                                -----------
OIL & GAS (5.9%)
Amerada Hess Corp. ...............    1,555         119,548
Apache Corp. .....................    2,242         130,776
Ashland Inc. .....................    1,892          77,250
Burlington Resources Inc. ........    5,566         247,297
EOG Resources, Inc. ..............    3,154         134,203
Forest Oil Corp. (a)..............      760          23,940
Marathon Oil Corp. ...............    4,839         140,621
Murphy Oil Corp. .................    1,310         123,599
Newfield Exploration Co. (a)......    1,157          43,793
Noble Affiliates, Inc. ...........      869          33,935
Occidental Petroleum Corp. .......    4,552         130,870
Ocean Energy Inc. ................    2,377          50,868
Pioneer Natural Resources Co. ....    1,378          33,058
Pogo Producing Co. ...............      709          24,276
Sunoco, Inc. .....................    1,898          65,253
Valero Energy Corp. ..............    3,606         155,635
XTO Energy Inc. ..................    3,883          79,213
                                                -----------
                                                  1,614,135
                                                -----------
PAPER & FOREST PRODUCTS (1.1%)
Georgia-Pacific Corp. ............    7,586         219,843
MeadWestvaco Corp. ...............    2,634          77,334
                                                -----------
                                                    297,177
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                     SHARES           VALUE
                                    ------------------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co. Class A........        1     $        49
Alberto-Culver Co. Class B........    1,099          59,972
                                                -----------
                                                     60,021
                                                -----------
PHARMACEUTICALS (0.9%)
Barr Laboratories, Inc. (a).......      420          27,993
ICN Pharmaceuticals, Inc. ........    1,081          29,900
Medicis Pharmaceutical Corp. Class
 A (a)............................      924          49,480
Mylan Laboratories, Inc. .........    4,574         121,120
SICOR Inc. (a)....................      790          13,999
                                                -----------
                                                    242,492
                                                -----------
REAL ESTATE (2.5%)
AMB Property Corp. ...............      969          27,171
Annaly Mortgage Management,
 Inc. ............................    1,060          19,292
Catellus Development Corp. (a)....    3,576          72,950
Equity Residential Properties
 Trust............................    3,590         101,238
General Growth Properties,
 Inc. ............................      928          42,438
Hospitality Properties Trust......      365          12,410
Kimco Realty Corp. ...............    1,174          37,685
Mack-Cali Realty Corp. ...........      954          31,291
New Plan Excel Realty Trust.......    3,033          59,295
Plum Creek Timber Co. Inc. .......      377          11,480
Prologis Trust....................    1,751          38,872
Public Storage, Inc. .............    3,300         125,301
Rouse Co. (The)...................      662          21,422
Simon Property Group, Inc. .......    1,790          60,413
Vornado Realty Trust..............      227          10,011
                                                -----------
                                                    671,269
                                                -----------
ROAD & RAIL (0.5%)
Norfolk Southern Corp. ...........    6,645         142,402
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.8%)
Atmel Corp. (a)...................    5,074          45,666
Broadcom Corp. Class A (a)........    2,414          83,283
Cabot Microelectronics Corp.
 (a)..............................      411          20,098
Conexant Systems, Inc. (a)........    4,330          44,166
Cree, Inc. (a)....................    1,016          11,979
Cypress Semiconductor Corp. (a)...    1,571          34,986
Elantec Semiconductor, Inc. (a)...    2,529         104,549
Fairchild Semiconductor Corp.
 Class A (a)......................    3,028          81,574
KLA-Tencor Corp. (a)..............    3,393         200,085
Lam Research Corp. (a)............    1,916          49,165
Microchip Technology, Inc. (a)....    2,282         101,549
NVIDIA Corp. (a)..................    3,440         119,746
QLogic Corp. (a)..................    1,299          59,377
RF Micro Devices Inc. (a).........    1,867          32,486
Semtech Corp. (a).................    1,073          34,315
Silicon Laboratories, Inc. (a)....      114           3,370
                                                -----------
                                                  1,026,394
                                                -----------
SOFTWARE (3.4%)
Autodesk, Inc. ...................    1,848          33,985
Avant! Corp. (a)..................    2,748          45,754
BMC Software, Inc. (a)............      885          12,797
Cadence Design Systems, Inc.
 (a)..............................    7,168         146,801

                                     SHARES           VALUE
                                    ------------------------

SOFTWARE (CONTINUED)
Cerner Corp. (a)..................      349     $    18,535
Citrix Systems, Inc. (a)..........    2,632          30,531
Compuware Corp. (a)...............    4,681          36,699
Electronic Arts, Inc. (a).........    2,084         123,060
Intuit Inc. (a)...................    2,411          94,463
J.D. Edwards & Co. (a)............    1,384          15,363
Mentor Graphics Corp. (a).........      854          16,482
National Instruments Corp. (a)....      384          14,757
Network Associates, Inc. (a)......    5,136          91,164
Quest Software, Inc. (a)..........      465           6,045
Reynolds & Reynolds Co. (The)
 Class A..........................    1,977          57,254
Symantec Corp. (a)................    5,236         185,407
TIBCO Software Inc. (a)...........    1,698          14,246
                                                -----------
                                                    943,343
                                                -----------
SPECIALTY RETAIL (6.6%)
AutoNation, Inc. (a)..............    3,381          54,096
AutoZone, Inc. (a)................    2,874         218,424
Barnes & Noble, Inc. (a)..........      661          19,976
Bed Bath & Beyond Inc. (a)........    1,406          52,261
Best Buy Co., Inc. (a)............    4,601         342,084
Blockbuster Inc. Class A..........    1,114          31,860
Borders Group, Inc. (a)...........      253           5,897
CDW Computer Centers, Inc. (a)....      744          40,771
Chico's FAS, Inc. (a).............      447          16,128
Circuit City Stores-Circuit City
 Group............................    5,959         128,476
Limited, Inc. (The)...............    2,836          54,338
Michaels Stores Inc. (a)..........      871          35,232
Office Depot, Inc. (a)............   11,036         211,229
Pier 1 Imports, Inc. .............    1,238          29,650
Ross Stores, Inc. ................    2,918         118,500
Sherwin-Williams Co. (The)........    2,125          65,301
Staples, Inc. (a).................   13,382         267,239
United Rentals, Inc. (a)..........    1,430          36,465
Williams-Sonoma, Inc. (a).........    1,351          77,831
                                                -----------
                                                  1,805,758
                                                -----------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Coach, Inc. (a)...................      843          47,208
Foot Locker, Inc. (a).............      433           6,820
NIKE, Inc. Class B................    2,257         120,366
V.F. Corp. .......................    1,145          50,116
                                                -----------
                                                    224,510
                                                -----------
TOBACCO (0.9%)
R.J. Reynolds Tobacco Holdings,
 Inc. ............................    1,887         130,581
UST Inc. .........................    2,834         112,793
                                                -----------
                                                    243,374
                                                -----------
TRADING COMPANIES & DISTRIBUTORS (0.8%)
Genuine Parts Co. ................    2,966         102,356
Grainger (W.W.), Inc. ............    2,253         126,326
                                                -----------
                                                    228,682
                                                -----------
WATER UTILITIES (0.1%)
American Water Works Co., Inc. ...      883          38,587
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES           VALUE
                                    ------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
PanAmSat Corp. (a)................      473     $    11,111
Telephone & Data Systems, Inc. ...      875          75,250
                                                -----------
                                                     86,361
                                                -----------
Total Common Stocks
 (Cost $24,736,685)...............               27,381,948
                                                -----------
Total Investments
 (Cost $24,736,685) (c)...........    100.0%     27,381,948(d)
Liabilities in Excess of
 Cash and Other Assets............     (0.0)(b)        (109)
                                    ---------    ----------
Net Assets........................    100.0%    $27,381,839
                                    =========    ==========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The cost for federal income tax purposes is $24,753,748.
(d) At April 30, 2002 net unrealized appreciation was $2,628,200, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,698,646 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,070,446.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $24,736,685)...............................  $27,381,948
 Cash..............................................        4,485
 Receivables:
   Investment securities sold......................       76,415
   Dividends.......................................       17,921
 Other assets......................................        6,645
                                                     -----------
       Total assets................................   27,487,414
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................       71,624
   Manager.........................................       14,897
   Portfolio pricing...............................        2,563
   Custodian.......................................        2,547
   Transfer agent..................................        2,105
   Shareholder communication.......................        1,790
 Accrued expenses..................................       10,049
                                                     -----------
       Total liabilities...........................      105,575
                                                     -----------
 Net assets........................................  $27,381,839
                                                     ===========


COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,864
 Additional paid-in capital........................   28,301,719
 Accumulated undistributed net investment income...       15,762
 Accumulated net realized loss on investments......   (3,583,769)
 Net unrealized appreciation on investments........    2,645,263
                                                     -----------
 Net assets........................................  $27,381,839
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $27,381,839
                                                     ===========
 Shares of capital stock outstanding...............    2,863,716
                                                     ===========
 Net asset value per share outstanding.............  $      9.56
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends................................................  $   169,975
   Interest.................................................          529
                                                              -----------
       Total income.........................................      170,504
                                                              -----------
 Expenses:
   Manager..................................................      106,718
   Professional.............................................       11,195
   Transfer agent...........................................        6,474
   Registration.............................................        6,233
   Portfolio pricing........................................        2,971
   Custodian................................................        2,664
   Shareholder communication................................        1,650
   Directors................................................          662
   Miscellaneous............................................        4,407
                                                              -----------
       Total expenses before reimbursement..................      142,974
   Expense reimbursement from Manager.......................      (17,424)
                                                              -----------
       Net expenses.........................................      125,550
                                                              -----------
 Net investment income......................................       44,954
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments...........................     (438,721)
 Net change in unrealized depreciation on investments.......    3,551,234
                                                              -----------
 Net realized and unrealized gain on investments............    3,112,513
                                                              -----------
 Net increase in net assets resulting from
   operations...............................................  $ 3,157,467
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the period January 2, 2001 through October 31, 2001

                                                                 2002          2001
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    44,954   $    68,109
    Net realized loss on investments........................     (438,721)   (3,145,048)
    Net change in unrealized depreciation on investments....    3,551,234      (905,971)
                                                              -----------   -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................    3,157,467    (3,982,910)
                                                              -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................      (97,301)          --
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    3,915,137    25,138,836
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................        8,051           --
                                                              -----------   -----------
                                                                3,923,188    25,138,836
    Cost of shares redeemed:
      No-Load Class.........................................     (757,441)          --
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    3,165,747    25,138,836
                                                              -----------   -----------
      Net increase in net assets............................    6,225,913    21,155,926
NET ASSETS:
  Beginning of period.......................................   21,155,926           --
                                                              -----------   -----------
  End of period.............................................  $27,381,839   $21,155,926
                                                              ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $    15,762   $    68,109
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP CORE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         NO-LOAD CLASS
                                                              -----------------------------------
                                                                 SIX MONTHS      JANUARY 2, 2001*
                                                                   ENDED             THROUGH
                                                              APRIL 30, 2002**   OCTOBER 31, 2001
                                                              ----------------   ----------------
Net asset value at beginning of period......................      $  8.41            $ 10.00
                                                                  -------            -------
Net investment income.......................................         0.01               0.03
Net realized and unrealized gain (loss) on investments......         1.18              (1.62)
                                                                  -------            -------
Total from investment operations............................         1.19              (1.59)
                                                                  -------            -------
Less dividends:
From net investment income..................................        (0.04)               --
                                                                  -------            -------
Net asset value at end of period............................      $  9.56            $  8.41
                                                                  =======            =======
Total investment return.....................................        14.11%(a)         (15.90%)(a)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         0.36%+             0.35%+
  Net expenses..............................................         1.00%+             1.00%+
  Expenses (before reimbursement)...........................         1.14%+             1.27%+
Portfolio turnover rate.....................................           70%               106%
Net assets at end of period (in 000's)......................      $27,382            $21,156

------------
 *  Commencement of Operations.
**  Unaudited.
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Mid Cap Value Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2002, it became increasingly evident that a U.S. economic recovery was underway. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November and by 25 basis points in December 2001. Then the Fed waited to see if its policies would have the desired effect. As it happens, real gross domestic product increased 1.7% in the fourth quarter of 2001, and preliminary estimates indicate a substantial advance in the first quarter of 2002.

Over the six-month period, the equity markets responded to a variety of influences. The Enron scandal raised questions about the integrity of corporate accounting. Economic uncertainty made it more difficult to evaluate corporate earnings projections. With interest rates reaching their lowest levels in decades, investors began to anticipate less accommodative Federal Reserve policies. Lower interest rates strengthened the housing market, but oil prices began to climb, and the war in the Middle East intensified. Through all of this, most sectors of the stock market managed to record positive six-month returns.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Mid Cap Value Fund returned 17.01%. The Fund underperformed the 19.02% return of the average Lipper(1) mid-cap value fund over the same period. Over the six-month period, the Fund outperformed the 15.24% return of the Russell Midcap(R) Index(2) and the 2.29% return of the S&P 500 Index,(3) but underperformed the 20.16% return of the Russell Midcap(R) Value Index.(4)

The Fund's mid-cap value orientation proved beneficial throughout the reporting period, as mid-cap stocks outperformed their large-cap counterparts and as value stocks outperformed growth stocks at all capitalization levels.

The Fund was rated four stars overall out of 5,094 domestic equity funds by Morningstar(5) as of April 30, 2002. The Fund was rated four stars out of 5,094 domestic equity funds for the three-year period then ended and four stars out of 3,350 domestic equity funds for the five-year period then ended.

STRONG AND WEAK PERFORMERS

The Fund selects securities based on a proprietary quantitative approach that focuses on relative valuation and strong current operating results. Although the story behind a stock's performance is not necessarily relevant to the Fund's investment strategy, some stocks showed stronger performance than others.

Mohawk Industries, the carpet and rug manufacturer, benefited from stronger-than-expected sales growth, improving margins, and reduced expenses. Food wholesaler and retailer SUPERVALU improved its operating margins and efficiency by closing underperforming stores and restructuring existing distribution centers. Both stocks showed substantial gains over the reporting period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(4) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(5) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

--------------------------------------------------------------------------------

Credit quality improvements and increasing market share helped UnionBanCal, one of California's largest commercial banks, make a positive contribution to the Fund's performance. Power-tool leader Black & Decker saw its stock price rise after cost-cutting measures that improved efficiency across various divisions. Maytag, the appliance manufacturer, also showed strong performance as new management focused on producing higher-priced, higher-margin items while trimming its supplier list and streamlining the company's workforce.

Unfortunately, not all of the Fund's holdings had positive results. Rite Aid, a national drug chain, suffered from sluggish sales in a period of economic weakness. At AT&T, intense competition and Comcast's anticipated purchase of AT&T's cable television business in June 2002 led to a difficult environment, and the stock drifted lower each month from January through April 2002. Bristol-Myers Squibb faced a series of setbacks in its pharmaceutical business and continued to underperform the market. In a weakened economy, Barnes & Noble was unable to open stores as anticipated, which led to disappointing results. Sunoco suffered as warmer weather reduced oil consumption and the travel slowdown reduced demand for jet fuel.

PURCHASES AND SALES

The Fund added Wisconsin Energy and Household International to its portfolio during the reporting period. According to our proprietary valuation model, both stocks were undervalued at the time of purchase. Both have performed well since they were added to the portfolio.

The Fund sold its position in Caremark Rx, a large pharmaceutical services company, at a profit when our valuation measures showed that the stock was overvalued. In the first quarter of 2002, we sold the Fund's position in Entergy after a steady price rise led us to believe that the stock had become overvalued. Both of these sales contributed positively to the Fund's performance.

STOCK SELECTION AND WEIGHTINGS

The Fund does not select securities using a top-down sector-first approach. Nevertheless, the Fund's bottom-up security selection process may occasionally lead to sector concentrations when business cycles temporarily create value opportunities among several companies in a given industry.

Over the six-month period, the Fund increased its weighting among retail stocks and in the technology hardware and equipment sector. The Fund decreased its weighting in the banking sector and in the health care equipment and service sector.

The Fund's strongest-performing sectors for the reporting period were consumer durables and apparel, health care equipment and services, retailing, and banks. The Fund's weakest sectors included pharmaceuticals and biotechnology, telecommunication services, and technology hardware and equipment.

As of April 30, 2002, the Fund was overweighted relative to the Russell Midcap Index in the food, beverage, and tobacco sector, consumer durables and apparel, household and personal products, and diversified financials. The Fund's holdings in these sectors contributed positively to performance. At the same time, the Fund was underweighted relative to the Index in capital goods, software and services, technology hardware and equipment, and pharmaceuticals and biotechnology. We have underweighted these sectors because they are currently exhibiting growth characteristics.

LOOKING AHEAD

We will continue to invest in mid-cap stocks of companies that we believe are undervalued and have strong operating characteristics. Our quantitative investment process focuses on actual performance rather than anticipated results and seeks to generate solid risk-adjusted returns over full market cycles.

Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                           ECLIPSE MID CAP VALUE FUND
                          VERSUS RUSSELL MIDCAP INDEX

                              NO-LOAD CLASS SHARES

[ECLIPSE MID CAP VALUE FUND GRAPH]

                                                                 ECLIPSE MID CAP VALUE FUND            RUSSELL MIDCAP INDEX
                                                                 --------------------------            --------------------
12/27/94                                                               $   10,000                          $   10,000
95                                                                         12,682                              13,445
96                                                                         15,523                              15,999
97                                                                         20,562                              20,642
98                                                                         22,690                              22,725
99                                                                         22,697                              26,866
00                                                                         24,021                              29,084
01                                                                         25,378                              27,448
4/30/02                                                                    27,061                              28,059

Source: Lipper Inc., 4/30/02
THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 12/27/94.

                                                 TOTAL RETURNS*           AVERAGE ANNUAL TOTAL RETURNS*
PERFORMANCE                                   AS OF APRIL 30, 2002             AS OF APRIL 30, 2002
-------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                              SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS       INCEPTION(+)
-------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund No-Load Class             17.01%           11.34%      10.98%          14.51%
Average Lipper mid-cap value fund++                  19.02             9.96       12.35           15.04
Russell Midcap Index(sec.)                           15.24            -0.70       11.52           15.10

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

YEAR ENDED                                                                    TOTAL
DECEMBER 31                                                                  RETURN*
-----------                                                                  -------
1995                                                                          26.82%
1996                                                                          22.40
1997                                                                          32.46
1998                                                                          10.35
1999                                                                           0.04
2000                                                                           5.83
10 MONTHS ENDED OCTOBER 31 2001                                               -3.72
SIX MONTHS ENDED APRIL 30 2002                                                17.01

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+    The Fund's inception date was 12/27/94.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

COMMON STOCKS (94.6%)+
                                     SHARES        VALUE
                                   ------------------------
AUTO COMPONENTS (0.8%)
Lear Corp. (a)...................       9,600   $   493,536
                                                -----------
BANKS (6.4%)
AmSouth Bancorporation...........      23,700       538,227
Associated Banc-Corp.............       9,130       342,010
Bank of America Corp. ...........       7,700       558,096
Capitol Federal Financial........       5,300       135,044
Community First Bankshares,
 Inc. ...........................       5,500       151,140
First Tennessee National
 Corp. ..........................       8,800       340,208
Hudson United Bancorp............       5,700       180,918
Independence Community Bank
 Corp. ..........................       6,400       208,576
North Fork Bancorporation,
 Inc. ...........................       8,900       343,718
Roslyn Bancorp, Inc. ............       7,350       169,197
SunTrust Banks, Inc. ............       7,100       482,658
UnionBanCal Corp. ...............      14,500       701,800
                                                -----------
                                                  4,151,592
                                                -----------
BUILDING PRODUCTS (0.4%)
American Standard Cos. Inc.
 (a).............................       3,500       261,450
                                                -----------
CHEMICALS (3.5%)
Airgas, Inc. (a).................      12,600       207,774
Cabot Corp. .....................       4,500       134,100
International Flavors &
 Fragrances Inc. ................      20,600       663,320
PPG Industries, Inc. ............      11,700       612,027
Sigma-Aldrich Corp. .............      13,500       639,630
                                                -----------
                                                  2,256,851
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (4.9%)
Block (H&R), Inc. ...............      16,800       674,016
Choice Hotels International, Inc.
 (a).............................       8,700       227,679
Deluxe Corp. ....................       2,800       122,864
Dun & Bradstreet Corp. (The)
 (a).............................      18,500       712,435
First Data Corp. ................       9,800       779,002
Pitney Bowes Inc. ...............      15,100       635,710
                                                -----------
                                                  3,151,706
                                                -----------
COMPUTERS & PERIPHERALS (4.0%)
Apple Computer, Inc. (a).........      34,200       830,034
Dell Computer Corp. (a)..........      22,100       582,114
Hewlett-Packard Co. .............      34,500       589,950
Lexmark International, Inc.
 (a).............................      10,200       609,756
                                                -----------
                                                  2,611,854
                                                -----------
CONSTRUCTION MATERIALS (1.2%)
Lafarge North America Inc. ......      17,100       748,638
                                                -----------
CONTAINERS & PACKAGING (0.5%)
Ball Corp. ......................       7,000       332,850
                                                -----------

                                       SHARES         VALUE
                                   -------------------------
DIVERSIFIED FINANCIALS (4.8%)
Bear Stearns Cos. Inc. (The).....       9,897   $   613,020
Edwards (A.G.), Inc. ............       6,000       245,520
Federated Investors, Inc. Class
 B...............................      13,650       437,619
Household International Inc. ....      12,500       728,625
Lehman Brothers Holdings Inc. ...       3,900       230,100
USA Education, Inc. .............       7,100       680,535
Waddell & Reed Financial, Inc.
 Class A.........................       6,500       167,375
                                                -----------
                                                  3,102,794
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
AT&T Corp. ......................      37,000       485,440
                                                -----------
ELECTRIC UTILITIES (5.9%)
Edison International (a).........      37,500       680,625
Entergy Corp. ...................       9,900       459,360
FirstEnergy Corp. ...............      17,400       579,420
Potomac Electric Power Co. ......      26,000       594,360
Public Service Enterprise Group
 Inc. ...........................      14,100       653,535
Wisconsin Energy Corp. ..........      34,100       886,600
                                                -----------
                                                  3,853,900
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.2%)
Diebold, Inc. ...................      15,500       586,210
Ingram Micro Inc. Class A (a)....      38,900       578,054
Tech Data Corp. (a)..............       5,500       260,370
                                                -----------
                                                  1,424,634
                                                -----------
FOOD & DRUG RETAILING (2.2%)
Albertson's, Inc. ...............       9,600       321,984
Rite Aid Corp. (a)...............      59,400       188,298
SUPERVALU Inc. ..................      29,900       897,000
                                                -----------
                                                  1,407,282
                                                -----------
FOOD PRODUCTS (3.9%)
Flowers Foods, Inc. (a)..........       4,350       113,491
Hershey Foods Corp. .............       4,400       299,200
Hormel Foods Corp. ..............      40,500     1,000,350
Smithfield Foods, Inc. (a).......      27,300       576,030
Wrigley (Wm.) Jr. Co. ...........       9,900       544,500
                                                -----------
                                                  2,533,571
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (6.9%)
AdvancePCS (a)...................      21,300       720,153
Health Net, Inc. (a).............      21,200       628,580
Humana Inc. (a)..................      59,600       974,460
McKesson Corp. ..................      19,500       787,605
Oxford Health Plans, Inc. (a)....      10,200       470,832
UnitedHealth Group Inc. .........      10,200       895,662
                                                -----------
                                                  4,477,292
                                                -----------
HOTELS, RESTAURANTS & LEISURE (3.6%)
Carnival Corp. ..................      11,100       369,741
Darden Restaurants, Inc. ........      19,900       794,010
Outback Steakhouse, Inc. (a).....      17,600       617,232
Tricon Global Restaurants, Inc.
 (a).............................       9,200       580,152
                                                -----------
                                                  2,361,135
                                                -----------

---------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                       SHARES        VALUE
                                   ------------------------
HOUSEHOLD DURABLES (6.4%)
Black & Decker Corp. (The).......      16,000   $   778,880
Fortune Brands, Inc. ............      12,500       653,250
Lennar Corp. ....................       9,000       499,860
Maytag Corp. ....................      13,400       618,410
Mohawk Industries, Inc. (a)......      13,100       842,723
Whirlpool Corp. .................      10,100       756,995
                                                -----------
                                                  4,150,118
                                                -----------
HOUSEHOLD PRODUCTS (3.5%)
Clorox Co. (The).................      15,600       690,300
Dial Corp. (The).................      35,100       736,398
Procter & Gamble Co. (The).......       9,100       821,366
                                                -----------
                                                  2,248,064
                                                -----------
INSURANCE (4.3%)
ACE Ltd. ........................      15,100       657,152
Jefferson-Pilot Corp. ...........      13,400       671,072
MBIA Inc. .......................       4,600       248,078
StanCorp Financial Group,
 Inc. ...........................       2,200       128,700
Torchmark Corp. .................      18,500       756,465
Unitrin, Inc. ...................       7,700       320,859
                                                -----------
                                                  2,782,326
                                                -----------
INTERNET & CATALOG RETAIL (0.2%)
Lands' End, Inc. (a).............       2,600       130,754
                                                -----------
INTERNET SOFTWARE & SERVICES (0.1%)
McAfee.com Corp. (a).............       7,000        93,450
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (0.9%)
Eastman Kodak Co. ...............       8,600       277,006
Midway Games Inc. (a)............      23,400       319,410
                                                -----------
                                                    596,416
                                                -----------
MULTILINE RETAIL (2.0%)
Dillard's, Inc. Class A..........      15,500       379,595
Penney (J.C.) Co., Inc. (Holding
 Co.)............................      11,200       243,488
Target Corp. ....................       8,700       379,755
Wal-Mart Stores, Inc. ...........       4,900       273,714
                                                -----------
                                                  1,276,552
                                                -----------
OFFICE ELECTRONICS (0.4%)
IKON Office Solutions, Inc. .....      18,200       236,600
                                                -----------
OIL & GAS (2.2%)
EOG Resources, Inc. .............      18,000       765,900
Sunoco, Inc. ....................      11,300       388,494
Valero Energy Corp. .............       6,900       297,804
                                                -----------
                                                  1,452,198
                                                -----------
PERSONAL PRODUCTS (1.1%)
Estee Lauder Cos. Inc. (The)
 Class A.........................      19,800       715,770
                                                -----------

                                       SHARES        VALUE
                                   ------------------------
PHARMACEUTICALS (0.4%)
Bristol-Myers Squibb Co. ........      10,200   $   293,760
                                                -----------
REAL ESTATE (1.8%)
Archstone-Smith Trust............      20,000       539,200
Public Storage, Inc. ............      15,900       603,723
                                                -----------
                                                  1,142,923
                                                -----------
ROAD & RAIL (0.9%)
Burlington Northern Santa Fe
 Corp. ..........................      21,100       580,039
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.8%)
Intel Corp. .....................      20,500       586,505
Texas Instruments Inc. ..........      18,700       578,391
                                                -----------
                                                  1,164,896
                                                -----------
SOFTWARE (3.0%)
Adobe Systems Inc. ..............      16,900       675,324
Advent Software, Inc. (a)........       3,100       153,078
Autodesk, Inc. ..................      12,000       220,680
Macromedia, Inc. (a).............       8,600       192,554
Network Associates, Inc. (a).....      22,800       404,700
Novell, Inc. (a).................      34,100       126,170
Renaissance Learning, Inc. (a)...       4,900       169,393
                                                -----------
                                                  1,941,899
                                                -----------
SPECIALTY RETAIL (10.0%)
AutoNation, Inc. (a).............      35,500       568,000
AutoZone, Inc. (a)...............      13,100       995,600
Barnes & Noble, Inc. (a).........       8,100       244,782
CDW Computer Centers, Inc. (a)...      12,200       668,560
Circuit City Stores-Circuit City
 Group...........................      22,900       493,724
Office Depot, Inc. (a)...........      64,900     1,242,186
Ross Stores, Inc. ...............       9,900       402,039
Sherwin-Williams Co. (The).......      20,600       633,038
TJX Cos., Inc. (The).............      24,300     1,058,994
Tommy Hilfiger Corp. (a).........      11,500       179,745
                                                -----------
                                                  6,486,668
                                                -----------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
NIKE, Inc. Class B...............       5,400       287,982
                                                -----------
TOBACCO (3.3%)
Philip Morris Cos. Inc. .........       9,000       489,870
Reynolds (R.J.) Tobacco Holdings,
 Inc. ...........................      12,300       851,160
UST Inc. ........................      20,400       811,920
                                                -----------
                                                  2,152,950
                                                -----------
Total Common Stocks
 (Cost $50,583,521)..............                61,387,890
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

SHORT-TERM INVESTMENT (6.2%)
                                     PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
REPURCHASE AGREEMENT (6.2%)
Bank of New York (The)
 1.70%, dated 4/30/02, due 5/1/02
 Proceeds at maturity $4,031,190
 (Collateralized by $4,105,000
 U.S. Treasury Bond, 3.375%,
 due 4/30/04, market value
 $4,039,667).....................  $4,031,000   $ 4,031,000
                                                -----------
Total Short-Term Investment
 (Cost $4,031,000)...............                 4,031,000
                                                -----------
Total Investments
 (Cost $54,614,521) (b)..........       100.8%   65,418,890(c)
Liabilities in Excess of
 Cash and Other Assets...........        (0.8)     (534,850)
                                   ----------    ----------
Net Assets.......................       100.0%  $64,884,040
                                    =========    ==========

------------
(a)  Non-income producing security.
(b) The cost stated also represents the aggregate cost for federal income tax purposes.
(c) At April 30, 2002 net unrealized appreciation was $10,804,369, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $12,499,771 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,695,402.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $54,614,521)...............................  $65,418,890
 Cash..............................................        5,300
 Receivables:
   Investment securities sold......................    3,886,564
   Fund shares sold................................      289,931
   Dividends and interest..........................       29,051
 Other assets......................................        8,389
                                                     -----------
       Total assets................................   69,638,125
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    4,672,862
   Manager.........................................       44,093
   Fund shares redeemed............................        3,227
   Transfer agent..................................        3,019
   Custodian.......................................        2,539
 Accrued expenses..................................       28,345
                                                     -----------
       Total liabilities...........................    4,754,085
                                                     -----------
 Net assets........................................  $64,884,040
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    34,182
 Additional paid-in capital........................   53,331,789
 Accumulated undistributed net investment income...       51,931
 Accumulated undistributed net realized gain on
   investments.....................................      661,769
 Net unrealized appreciation on investments........   10,804,369
                                                     -----------
 Net assets........................................  $64,884,040
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $64,884,040
                                                     ===========
 Shares of capital stock outstanding...............    3,418,213
                                                     ===========
 Net asset value per share outstanding.............  $     18.98
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends (a)....................................  $  433,180
   Interest.........................................       9,615
                                                      ----------
       Total income.................................     442,795
                                                      ----------
 Expenses:
   Manager..........................................     272,088
   Transfer agent...................................      46,686
   Professional.....................................      21,472
   Registration.....................................       5,830
   Shareholder communication........................       4,151
   Custodian........................................       4,106
   Directors........................................       3,274
   Miscellaneous....................................      11,868
                                                      ----------
       Total expenses before
        reimbursement...............................     369,475
   Expense reimbursement from Manager...............     (17,640)
   Fees paid indirectly.............................     (37,423)
                                                      ----------
       Net expenses.................................     314,412
                                                      ----------
 Net investment income..............................     128,383
                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments...................   1,018,429
 Net change in unrealized appreciation on
   investments......................................   8,261,006
                                                      ----------
 Net realized and unrealized gain on investments....   9,279,435
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $9,407,818
                                                      ==========

------------
 (a)  Dividends recorded net of foreign withholding taxes of $113.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited), the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                                  2002          2001*           2000
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    128,383   $    216,800   $    229,229
    Net realized gain (loss) on investments.................     1,018,429       (100,432)      (257,261)
    Net change in unrealized appreciation (depreciation) on
      investments...........................................     8,261,006     (2,534,456)     2,351,869
                                                              ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations............................................     9,407,818     (2,418,088)     2,323,837
                                                              ------------   ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (291,613)           --        (231,607)
    From net realized gain on investments:
      No-Load Class.........................................           --             --         (34,257)
                                                              ------------   ------------   ------------
        Total dividends and distributions to shareholders...      (291,613)           --        (265,864)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    21,227,985      7,521,137      8,863,963
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................       289,672            --         254,262
                                                              ------------   ------------   ------------
                                                                21,517,657      7,521,137      9,118,225
    Cost of shares redeemed:
      No-Load Class.........................................   (22,657,162)   (15,596,344)   (26,839,084)
                                                              ------------   ------------   ------------
      Decrease in net assets derived from capital share
        transactions........................................    (1,139,505)    (8,075,207)   (17,720,859)
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................     7,976,700    (10,493,295)   (15,662,886)
NET ASSETS:
  Beginning of period.......................................    56,907,340     67,400,635     83,063,521
                                                              ------------   ------------   ------------
  End of period.............................................  $ 64,884,040   $ 56,907,340   $ 67,400,635
                                                              ============   ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $     51,931   $    215,161   $        --
                                                              ============   ============   ============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                       NO-LOAD CLASS
                                  ----------------------------------------------------------------------------------------
                                     SIX MONTHS       JANUARY 1, 2001                 YEAR ENDED DECEMBER 31
                                       ENDED              THROUGH        -------------------------------------------------
                                  APRIL 30, 2002**   OCTOBER 31, 2001*    2000      1999       1998       1997      1996
                                  ----------------   -----------------   -------   -------   --------   --------   -------
Net asset value at beginning of
 period.........................      $ 16.30             $ 16.93        $ 16.06   $ 17.73   $  17.76   $  13.49   $ 12.31
                                      -------             -------        -------   -------   --------   --------   -------
Net investment income...........         0.04(a)             0.06           0.06      0.11       0.06       0.03      0.22
Net realized and unrealized
 gain (loss) on investments.....         2.73               (0.69)          0.88     (0.13)      1.76       4.34      2.54
                                      -------             -------        -------   -------   --------   --------   -------
Total from investment
 operations.....................         2.77               (0.63)          0.94     (0.02)      1.82       4.37      2.76
                                      -------             -------        -------   -------   --------   --------   -------
Less dividends and
 distributions:
From net investment income......        (0.09)                --           (0.06)    (0.11)     (0.06)     (0.03)    (0.23)
From net realized gain on
 investments....................           --                 --           (0.01)    (1.54)     (1.79)     (0.07)    (1.35)
                                      -------             -------        -------   -------   --------   --------   -------
Total dividends and
 distributions..................        (0.09)                --           (0.07)    (1.65)     (1.85)     (0.10)    (1.58)
                                      -------             -------        -------   -------   --------   --------   -------
Net asset value at end of
 period.........................      $ 18.98             $ 16.30        $ 16.93   $ 16.06   $  17.73   $  17.76   $ 13.49
                                      =======             =======        =======   =======   ========   ========   =======
Total investment return.........        17.01%(b)           (3.72%)(b)      5.83%     0.04%     10.35%     32.46%    22.40%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..........         0.42%+              0.41%+         0.35%     0.51%      0.33%      0.36%     1.66%
 Net expenses...................         1.07%+#             1.04%+         1.06%#    1.05%      0.98%      0.94%     0.90%
 Expenses (before
   reimbursement)...............         1.13%+#             1.07%+         1.06%#    1.05%      1.08%      1.14%     1.60%
Portfolio turnover rate.........           32%                 69%           114%       51%        81%        52%      102%
Net assets at end of period (in
 000's).........................      $64,884             $56,907        $67,401   $83,064   $124,525   $109,452   $ 9,737

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
 # Includes fees paid indirectly which amounted to 0.03% of average net assets for the six months ended April 30, 2002 and custodian fees and other expenses paid indirectly which amounted to 0.02% of average net assets for the year ended December 31, 2000.
(a)  Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Small Cap Value Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2002, it became increasingly evident that a U.S. economic recovery was underway. The Federal Reserve lowered the targeted federal funds rate by 50 basis points in November and by 25 basis points in December 2001. Since then, the Fed has not adjusted interest rates. Real gross domestic product increased 1.7% in the fourth quarter of 2001, and preliminary estimates indicate a substantial advance in the first quarter of 2002.

Over the six-month period, the equity markets responded to a variety of influences. The Enron scandal raised questions about the integrity of corporate accounting. Economic uncertainty made it more difficult to evaluate corporate earnings projections. With interest rates reaching their lowest levels in decades, investors began to anticipate less accommodative Federal Reserve policies. Lower interest rates strengthened the housing market, but oil prices began to climb, and the war in the Middle East intensified. Through all of this, most sectors of the stock market managed to record positive six-month returns.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Small Cap Value Fund returned 27.14%. This compared favorably with the 25.47% return of the average Lipper(1) small-cap value fund over the same period. The Fund also outperformed the 20.03% return of the Russell 2000(R) Index(2) but underperformed the 29.03% return of the Russell 2000(R) Value Index(3) for the six-month period.

The Fund's small-cap value orientation proved beneficial throughout the reporting period, as small-cap stocks outperformed their large- and mid-cap counterparts and as value stocks outperformed growth stocks at all capitalization levels.

The Fund was rated four stars overall out of 5,094 domestic equity funds by Morningstar(4) as of April 30, 2002. The Fund was rated four stars out of 5,094 domestic equity funds for the three-year period then ended, four stars out of 3,350 domestic equity funds for the five-year period then ended, and four stars out of 947 domestic equity funds for the 10-year period then ended.

STRONG AND WEAK PERFORMERS

The Fund selects securities based on a proprietary quantitative approach that focuses on relative valuation and strong current operating results. Although the story behind a stock's performance is not necessarily relevant to the Fund's investment strategy, some stocks showed stronger performance than others.

One of the Fund's strongest-performing issues was Sierra Health Services, a managed health care company that used strategic alliances to provide better coverage and remain cost efficient as it paid down debt and increased cash flow. Two single-family home builders, Meritage and William Lyon Homes, both benefited from a strong housing market. Meritage reported record net income, new orders, and closings. William Lyon Homes benefited from loss carryforwards in its tax reporting.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

Racing Champions Ertl produces and markets innovative collectibles, toys, and souvenirs for NASCAR, John Deere, and others. Increasing popularity of the company's products caused earnings-per-share to more than triple in the first quarter of 2002. Over the six-month reporting period, the company's stock price more than doubled. Dura Automotive Systems worked to improve its operations and capital structure and benefited from unanticipated strength in domestic vehicle production. The stock had a substantial increase in price over the six months ended April 30, 2002.

Unfortunately, not all of the Fund's holdings had such strong results. MIIX Group, a medical liability insurance group, saw its stock price plummet due to 2001 losses. SonicWALL stock dropped significantly in February, March, and April 2002, as demand for the company's Internet security solutions dried up, forcing layoffs. Shares of McAfee.com, a well-known virus protection and remote PC management and repair company, suffered when Network Associates dropped its tender offer for the company due to accounting discrepancies.

Carriage Services, a funeral home operator, suffered as it changed management, reduced staff, and faced temporary cost increases related to its restructuring effort. Despite TransTechnology's efforts to sell less-profitable divisions and reduce staff to control costs, the company's stock declined steadily over the reporting period. The company makes fasteners, cargo and rescue hooks, and winches for civilian and military markets.

PURCHASES AND SALES

During the reporting period, the Fund added positions in American Medical Security Group, a health care benefits company, and Sonic Automotive, which operates car dealerships and collision repair centers in the United States. Both companies had strong operating results, both stocks were attractively priced by our valuation measures, and both positions made positive contributions for the period they were held.

We sold the Fund's shares of sporting goods retailer Gart Sports in March and April of 2002 and the Fund's position in book printer Courier in mid-April 2002. Steady price increases caused both stocks to become overvalued by our valuation measures, and both sales were profitable for the Fund.

SECTOR WEIGHTINGS

The Fund does not select securities using a top-down sector-first approach. Nevertheless, the Fund's bottom-up individual security selection process may occasionally lead to sector concentrations when business cycles temporarily create value opportunities among several companies in a given industry.

Over the six-month period, the Fund increased its weighting in materials, retailing, real estate, and the consumer durables and apparel sector. The Fund decreased its weighting in energy, capital goods, insurance, and the hotel, restaurants, and leisure sector. The Fund's strongest-performing sectors for the six-month reporting period were consumer durables and apparel, banks, real estate, and retailing. The Fund's weakest sectors included telecommunication services, and software and services.

As of April 30, 2002, the Fund was overweighted relative to the Russell 2000 Index in banks, consumer durables and apparel, real estate, and materials. The Fund's holdings in these sectors contributed positively to performance. At the same time, the Fund was underweighted relative to the Index in technology hardware and equipment, capital goods, software and services, and pharmaceuticals and biotechnology. These sectors had relatively poor performance compared to other sectors in the Fund. As value managers, we tend to keep the Fund overweighted in sectors with strong value characteristics and underweighted in sectors with a growth orientation.

LOOKING AHEAD

We will continue to invest in small-capitalization stocks of companies that we believe are undervalued and have strong operating characteristics. Our quantitative investment process focuses on actual performance rather than anticipated results and seeks to generate solid risk-adjusted returns over full market cycles.

Whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
KATHY A. O'CONNOR
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE SMALL CAP VALUE FUND
                           VERSUS RUSSELL 2000 INDEX
                              NO-LOAD CLASS SHARES

[INSTITUTIONAL CLASS SHARES GRAPH]

                                                                ECLIPSE SMALL CAP VALUE FUND            RUSSELL 2000 INDEX
                                                                ----------------------------            ------------------
4/30/92                                                                $   10,000                          $   10,000
93                                                                         13,588                              11,577
94                                                                         12,944                              13,286
95                                                                         15,493                              14,247
96                                                                         20,121                              18,950
97                                                                         26,821                              18,962
98                                                                         27,733                              26,999
99                                                                         28,579                              24,499
00                                                                         25,882                              29,011
01                                                                         29,476                              28,182
4/30/02                                                                    34,111                              30,064

Source: Lipper Inc., 4/30/02
THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 4/30/92.

                                                 TOTAL RETURNS*       AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                   AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
-----------------------------------------------------------------------------------------------------
                                                SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund No-Load Class            27.14%           20.90%     11.46%      13.05%
Average Lipper small-cap value fund(+)                25.47            20.19      13.51       14.03
Russell 2000 Index(++)                                20.03             6.68       9.66       11.64

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

YEAR ENDED                                                                    TOTAL
DECEMBER 31                                                                  RETURN*
-----------                                                                  -------
1992                                                                          19.38%
1993                                                                          17.02
1994                                                                          -4.74
1995                                                                          19.69
1996                                                                          29.87
1997                                                                          33.30
1998                                                                           3.40
1999                                                                           3.05
2000                                                                          -9.44
10 MONTHS ENDED OCTOBER 31 2001                                                3.66
SIX MONTHS ENDED APRIL 30 2002                                                27.14

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

++ The Russell 2000()(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

COMMON STOCKS (94.6%)+
                                    SHARES        VALUE
                                  -------------------------
AEROSPACE & DEFENSE (0.6%)
Advanced Technical Products,
 Inc. (a).......................       5,800   $    167,330
World Fuel Services Corp. ......      32,500        676,650
                                               ------------
                                                    843,980
                                               ------------
AIR FREIGHT & LOGISTICS (0.9%)
Airborne, Inc. .................      58,900      1,221,586
                                               ------------
AUTO COMPONENTS (2.5%)
Aftermarket Technology Corp.
 (a)............................      30,500        699,975
American Axle & Manufacturing
 Holdings, Inc. (a).............      35,100      1,158,300
Dura Automotive Systems, Inc.
 (a)............................      34,200        745,560
Lear Corp. (a)..................      10,400        534,664
Standard Motor Products,
 Inc. ..........................      24,700        407,550
                                               ------------
                                                  3,546,049
                                               ------------
BANKS (18.2%)
Admiralty Bancorp, Inc.
 Class B (a)....................       8,905        166,969
Allegiant Bancorp, Inc. ........       9,400        160,270
American Financial Holdings,
 Inc. ..........................      16,600        489,534
AmSouth Bancorporation..........       6,500        147,615
Anchor BanCorp Wisconsin
 Inc. ..........................      16,900        371,800
Arrow Financial Corp. ..........      17,100        520,695
Associated Banc-Corp............       3,630        135,980
Bank Mutual Corp. ..............      14,600        282,948
Bank of America Corp. ..........       1,400        101,472
BankAtlantic Bancorp, Inc. Class
 A..............................      32,100        409,275
BankUnited Financial Corp.
 Class A (a)....................      28,000        447,720
Bay View Capital Corp. (a)......      30,400        212,800
Berkshire Hills Bancorp,
 Inc. ..........................       8,400        186,900
BOK Financial Corp. (a).........      10,300        350,200
Brookline Bancorp, Inc. ........      22,300        554,155
BSB Bancorp, Inc. ..............      16,500        493,845
Capital Crossing Bank (a).......      12,200        290,384
Capitol Federal Financial.......      10,100        257,348
Central Coast Bancorp (a).......      13,750        285,725
Century Bancorp, Inc. Class A...      12,000        332,280
CFS Bancorp, Inc. ..............      22,600        339,452
Citizens Banking Corp. .........      13,700        454,840
City Holding Co. (a)............       2,500         48,022
Coastal Bancorp, Inc. ..........      10,800        338,796
Commonwealth Bancorp, Inc. .....      16,400        451,000
Community First Bankshares,
 Inc. ..........................      11,200        307,776
Dime Community Bancshares,
 Inc. ..........................      36,900        858,294
EverTrust Financial Group,
 Inc. ..........................      10,700        195,382
Fidelity Bankshares, Inc. ......      25,821        553,860
First BanCorp...................       8,700        291,450
First Banks America, Inc. (a)...         700         27,734

                                    SHARES         VALUE
                                  -------------------------
BANKS (CONTINUED)
First Defiance Financial
 Corp. .........................      11,500   $    208,955
First Essex Bancorp, Inc. ......      13,500        448,065
First Place Financial Corp. ....      43,700        751,203
First Tennessee National
 Corp. .........................       4,200        162,372
FIRSTFED AMERICA BANCORP,
 INC. ..........................       9,000        231,750
Flagstar Bancorp, Inc. .........      16,100        476,560
FloridaFirst Bancorp, Inc. .....      13,600        257,448
GA Financial, Inc. .............         700         12,565
German American Bancorp.........      30,600        532,440
Granite State Bankshares,
 Inc. ..........................       4,800        147,845
Great Southern Bancorp, Inc. ...       8,100        304,560
Hanmi Financial Corp. (a).......      16,404        279,688
Hawthorne Financial Corp. (a)...      11,400        353,400
Heritage Financial Corp. .......      11,200        165,424
Hudson United Bancorp...........      10,900        345,966
Independence Community Bank
 Corp. .........................      13,100        426,929
Interchange Financial Services
 Corp. .........................      12,000        324,480
KeyCorp.........................       7,600        213,636
Lincoln Bancorp.................      12,200        225,944
Local Financial Corp. (a).......      15,500        259,315
MAF Bancorp, Inc. ..............      10,500        389,130
Merchants Bancshares, Inc. .....       7,350        208,667
MetroCorp Bancshares, Inc. .....      14,300        172,887
Nara Bancorp, Inc. .............      10,700        248,775
North Fork Bancorporation,
 Inc. ..........................       4,500        173,790
Northrim Bancorp Inc. ..........      17,710        278,933
Oriental Financial Group
 Inc. ..........................      24,420        532,356
PFF Bancorp, Inc. ..............      12,300        403,440
Port Financial Corp. ...........      12,500        432,488
Provident Financial Holdings,
 Inc. (a).......................       7,900        244,900
Quaker City Bancorp, Inc. (a)...      10,600        400,256
Redwood Empire Bancorp..........         600         18,318
Republic Bancorp, Inc. Class
 A..............................      11,800        138,650
Roslyn Bancorp, Inc. ...........      12,750        293,505
S.Y. Bancorp, Inc. .............       7,500        292,500
Seacoast Banking Corp. of
 Florida Class A................       6,600        325,050
Seacoast Financial Services
 Corp. .........................      20,800        445,120
Staten Island Bancorp, Inc. ....      17,500        349,125
Sterling Bancorp................      13,750        453,750
Sterling Financial Corp. (a)....      13,970        331,927
Suffolk Bancorp.................       5,800        198,760
SunTrust Banks, Inc. ...........       1,400         95,172
Susquehanna Bancshares, Inc. ...      31,700        782,990
Troy Financial Corp. ...........      17,500        448,875
UnionBanCal Corp. ..............       3,000        145,200
W Holding Co., Inc. ............      31,500        585,270
Waypoint Financial Corp. .......      44,700        802,365
Wintrust Financial Corp. .......      16,200        400,140
WSFS Financial Corp. ...........      13,100        272,480
                                               ------------
                                                 26,057,885
                                               ------------

---------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  -------------------------
BUILDING PRODUCTS (0.1%)
International Aluminum Corp. ...      10,900   $    211,678
                                               ------------
CHEMICALS (1.0%)
Airgas, Inc. (a)................      46,700        770,083
International Flavors &
 Fragrances Inc. ...............       5,700        183,540
Octel Corp. (a).................      21,300        480,315
                                               ------------
                                                  1,433,938
                                               ------------
COMMERCIAL SERVICES & SUPPLIES (4.8%)
Angelica Corp...................      26,800        407,360
Block (H&R), Inc................       7,600        304,912
Casella Waste Systems, Inc.
 Class A (a)....................      92,000      1,136,200
CDI Corp. (a)...................      14,300        417,989
Choice Hotels International,
 Inc. (a).......................      16,800        439,656
Consolidated Graphics, Inc.
 (a)............................      49,000      1,046,150
Deluxe Corp.....................         800         35,104
First Data Corp.................       2,700        214,623
Healthcare Services Group, Inc.
 (a)............................      36,500        527,425
Layne Christensen Co. (a).......      20,800        207,584
McGrath RentCorp................      10,700        284,085
MPS Group, Inc. (a).............      59,900        539,100
Spherion Corp. (a)..............      94,100      1,196,952
U S Liquids Inc. (a)............      31,700         95,100
                                               ------------
                                                  6,852,240
                                               ------------
COMPUTERS & PERIPHERALS (0.2%)
Lexmark International, Inc.
 (a)............................       3,600        215,208
                                               ------------
CONSTRUCTION & ENGINEERING (0.9%)
Baker (Michael) Corp. (a).......      35,800        544,160
EMCOR Group, Inc. (a)...........      12,200        742,370
Perini Corp. (a)................       4,300         22,360
                                               ------------
                                                  1,308,890
                                               ------------
CONSTRUCTION MATERIALS (0.7%)
AMCOL International Corp........      64,200        391,620
Ameron International Corp.......       6,600        487,410
Lafarge North America Inc.......       3,700        161,986
                                               ------------
                                                  1,041,016
                                               ------------
CONTAINERS & PACKAGING (2.4%)
Ball Corp.......................       7,400        351,870
BWAY Corp. (a)..................      17,200        257,656
Chesapeake Corp.................      37,200      1,021,140
Graphic Packaging International
 Corp. (a)......................      35,600        290,140
Rock-Tenn Co. Class A...........      46,600        712,048
Silgan Holdings Inc. (a)........      21,000        835,800
                                               ------------
                                                  3,468,654
                                               ------------

                                    SHARES         VALUE
                                  -------------------------
DIVERSIFIED FINANCIALS (4.8%)
Bear Stearns Cos. Inc. (The)....       2,876   $    178,139
Charter Municipal Mortgage
 Acceptance Co..................      15,800        263,702
Dominion Resources Black Warrior
 Trust..........................      13,500        307,125
DVI, Inc. (a)...................      31,000        610,700
iShares Russell 2000 Index
 Fund...........................       9,100        924,378
iShares Russell 2000 Value Index
 Fund...........................       8,000      1,160,400
iShares S&P SmallCap 600
 Index Fund.....................       8,200      1,033,200
iShares S&P SmallCap 600/BARRA
 Value Index Fund...............      10,900      1,067,437
New Century Financial Corp......      38,500        920,535
Student Loan Corp. (The)........       2,000        194,700
United PanAm Financial Corp.
 (a)............................      21,900        153,300
                                               ------------
                                                  6,813,616
                                               ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
AT&T Corp.......................      10,400        136,448
                                               ------------
ELECTRIC UTILITIES (1.4%)
Entergy Corp. ..................       2,900        134,560
Green Mountain Power Corp. .....      29,200        554,800
Hawaiian Electric Industries,
 Inc. ..........................      23,600      1,114,864
Potomac Electric Power Co. .....       7,200        164,592
                                               ------------
                                                  1,968,816
                                               ------------
ELECTRICAL EQUIPMENT (0.8%)
Actuant Corp. Class A (a).......      11,300        496,070
Genlyte Group Inc. (The) (a)....      13,900        609,237
                                               ------------
                                                  1,105,307
                                               ------------
FOOD & DRUG RETAILING (0.6%)
Albertson's, Inc. ..............       2,900         97,266
Great Atlantic & Pacific Tea
 Co., Inc. (The) (a)............       8,900        228,018
Marsh Supermarkets, Inc. Class
 B..............................       6,400         91,520
Nash-Finch Co. .................       8,100        243,000
SUPERVALU Inc. .................       6,000        180,000
                                               ------------
                                                    839,804
                                               ------------
FOOD PRODUCTS (2.0%)
Dole Food Co. Inc. .............      33,100      1,101,237
Flowers Foods, Inc. (a).........       8,400        219,156
Hormel Foods Corp. .............       8,600        212,420
Interstate Bakeries Corp. ......      11,600        286,520
Sanderson Farms, Inc. ..........      31,500        805,455
Smithfield Foods, Inc. (a)......       7,200        151,920
Wrigley (Wm.) Jr. Co. ..........       2,900        159,500
                                               ------------
                                                  2,936,208
                                               ------------
GAS UTILITIES (1.2%)
Cascade Natural Gas Corp. ......      14,700        330,750
South Jersey Industries,
 Inc. ..........................       9,100        323,050

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  -------------------------
GAS UTILITIES (CONTINUED)
Southwestern Energy Co. ........      44,300   $    637,920
UGI Corp. ......................      14,600        459,900
                                               ------------
                                                  1,751,620
                                               ------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Edwards Lifesciences Corp.
 (a)............................       6,600        165,792
Sola International Inc. (a).....      22,100        317,135
                                               ------------
                                                    482,927
                                               ------------
HEALTH CARE PROVIDERS & SERVICES (3.2%)
Carriage Services, Inc. Class A
 (a)............................      75,400        336,284
Gentiva Health Services, Inc.
 (a)............................      23,300        631,430
Hanger Orthopedic Group, Inc.
 (a)............................       8,600        122,550
Health Net, Inc. (a)............       6,900        204,585
Humana Inc. (a).................      18,300        299,205
McKesson Corp. .................       5,500        222,145
PSS World Medical, Inc. (a).....      89,100        882,090
Sierra Health Services, Inc.
 (a)............................      64,300      1,253,850
Stewart Enterprises, Inc. Class
 A (a)..........................      57,100        343,171
UnitedHealth Group Inc. ........       2,900        254,649
                                               ------------
                                                  4,549,959
                                               ------------
HOTELS, RESTAURANTS & LEISURE (3.5%)
Argosy Gaming Co. (a)...........      31,000      1,116,000
CKE Restaurants, Inc. (a).......      70,200        870,480
Crestline Capital Corp. (a).....      15,500        524,520
Darden Restaurants, Inc. .......       5,800        231,420
Landry's Restaurants, Inc. .....      27,000        747,900
Lone Star Steakhouse & Saloon,
 Inc. ..........................      43,700        852,150
Ryan's Family Steak Houses, Inc.
 (a)............................      27,200        712,640
                                               ------------
                                                  5,055,110
                                               ------------
HOUSEHOLD DURABLES (7.6%)
American Greetings Corp. Class A
 (a)............................      63,400      1,125,350
Applica Inc. (a)................      25,200        259,560
Bassett Furniture Industries,
 Inc. ..........................      15,400        315,700
Beazer Homes USA, Inc. (a)......       9,800        867,496
Black & Decker Corp. (The)......       6,200        301,816
Champion Enterprises, Inc.
 (a)............................      52,000        431,600
D.R. Horton, Inc. ..............      15,631        403,280
Dominion Homes, Inc. (a)........       6,800        135,320
Foamex International Inc. (a)...     108,800        918,163
Fortune Brands, Inc. ...........       3,600        188,136
KB Home.........................      22,300      1,111,655
Lennar Corp. ...................       5,600        311,024
Maytag Corp. ...................       5,200        239,980
Meritage Corp. (a)..............      28,200      1,263,360
M/I Schottenstein Homes,
 Inc. ..........................         800         50,560
Mohawk Industries, Inc. (a).....       5,200        334,516
NVR, Inc. (a)...................       1,400        517,650
Ryland Group, Inc. (The)........       3,900        429,000

                                    SHARES         VALUE
                                  -------------------------
HOUSEHOLD DURABLES (CONTINUED)
Skyline Corp. ..................       7,600   $    273,600
Whirlpool Corp. ................       3,300        247,335
William Lyon Homes, Inc. (a)....      42,400      1,148,192
                                               ------------
                                                 10,873,293
                                               ------------
HOUSEHOLD PRODUCTS (0.4%)
Dial Corp. (The)................      14,000        293,720
Procter & Gamble Co. (The)......       2,700        243,702
                                               ------------
                                                    537,422
                                               ------------
INSURANCE (2.3%)
American Medical Security Group,
 Inc. (a).......................      16,300        288,510
American Physicians Capital,
 Inc. (a).......................       8,400        151,200
AmerUs Group Co. ...............       4,900        184,632
Arch Capital Group Ltd. (a).....       8,300        242,194
EMC Insurance Group Inc. .......       1,300         25,545
Financial Industries Corp. .....      15,300        212,670
FPIC Insurance Group, Inc.
 (a)............................       8,000        113,680
Fremont General Corp. ..........      70,700        494,193
MIIX Group, Inc. (The)..........      11,500         14,605
National Western Life Insurance
 Co. Class A (a)................       1,100        132,000
Navigators Group, Inc. (The)
 (a)............................      12,600        288,540
Ohio Casualty Corp. (a).........      16,200        312,984
StanCorp Financial Group,
 Inc. ..........................       5,500        321,750
Torchmark Corp. ................       2,600        106,314
UICI (a)........................      22,900        469,450
                                               ------------
                                                  3,358,267
                                               ------------
INTERNET & CATALOG RETAIL (0.2%)
Lands' End, Inc. (a)............       6,300        316,827
                                               ------------
INTERNET SOFTWARE & SERVICES (0.5%)
McAfee.com Corp. (a)............      10,100        134,835
Overture Services, Inc. (a).....       8,800        300,872
RealNetworks, Inc. (a)..........      27,500        193,325
SonicWALL, Inc. (a).............       9,800         72,716
                                               ------------
                                                    701,748
                                               ------------
IT CONSULTING & SERVICES (0.1%)
Tyler Technologies, Inc. (a)....      35,300        191,679
                                               ------------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
Eastman Kodak Co................       2,400         77,304
Midway Games, Inc. (a)..........      36,900        503,685
Racing Champions Ertl Corp.
 (a)............................      40,400        864,843
                                               ------------
                                                  1,445,832
                                               ------------
MACHINERY (1.3%)
AGCO Corp. (a)..................      49,100      1,115,552
CIRCOR International, Inc.......      17,500        371,875
CTB International Corp. (a).....       9,100        161,070
TransTechnology Corp. (a).......      24,500        219,275
                                               ------------
                                                  1,867,772
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  -------------------------
MARINE (0.2%)
Maritrans Inc. .................      23,600   $    322,848
                                               ------------
MEDIA (0.8%)
AMC Entertainment, Inc. (a).....       4,000         58,000
Journal Register Co. (a)........      47,800      1,034,870
                                               ------------
                                                  1,092,870
                                               ------------
METALS & MINING (3.8%)
Commercial Metals Co. ..........      26,500      1,187,465
Commonwealth Industries, Inc....      48,000        360,960
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)...............      28,200        500,832
Great Northern Iron Ore
 Properties.....................       4,900        300,125
IMCO Recycling Inc. (a).........      30,000        319,500
Oregon Steel Mills, Inc. (a)....      49,400        364,572
Quanex Corp. ...................      30,300      1,090,800
Ryerson Tull, Inc. .............      30,400        357,200
Steel Technologies Inc. ........      19,700        206,653
USEC Inc. ......................      81,300        556,092
WHX Corp. (a)...................     164,100        164,100
                                               ------------
                                                  5,408,299
                                               ------------
MULTILINE RETAIL (0.6%)
Dillard's, Inc. Class A.........       5,700        139,593
Penney (J.C.) Co., Inc. (Holding
 Co.)...........................       3,500         76,090
ShopKo Stores, Inc. (a).........      17,300        360,359
Target Corp. ...................       5,100        222,615
                                               ------------
                                                    798,657
                                               ------------
OFFICE ELECTRONICS (0.4%)
IKON Office Solutions, Inc. ....      44,900        583,700
                                               ------------
OIL & GAS (2.0%)
Eastern American Natural Gas
 Trust..........................      22,400        400,064
EOG Resources, Inc. ............       4,200        178,710
Giant Industries, Inc. (a)......      25,200        297,360
Holly Corp. ....................      25,400        441,960
North European Oil Royalty
 Trust..........................      23,400        539,370
Resource America, Inc. Class
 A..............................      16,900        190,294
Santa Fe Energy Trust (b).......      14,900        348,958
Sunoco, Inc. ...................       3,100        106,578
Tesoro Petroleum Corp. (a)......      17,000        192,100
Williams Coal Seam Gas Royalty
 Trust..........................      21,800        222,578
                                               ------------
                                                  2,917,972
                                               ------------
PERSONAL PRODUCTS (1.7%)
Chattem, Inc. (a)...............      24,800        776,240
Helen of Troy Ltd. (a)..........      42,500        586,925

                                    SHARES         VALUE
                                  -------------------------
PERSONAL PRODUCTS (CONTINUED)
Herbalife International, Inc.
 Class A........................      26,000   $    495,300
 Class B........................      15,600        296,244
NBTY, Inc. (a)..................      18,000        309,240
                                               ------------
                                                  2,463,949
                                               ------------
PHARMACEUTICALS (0.1%)
Bristol-Myers Squibb Co. .......       2,800         80,640
                                               ------------
REAL ESTATE (10.9%)
Aegis Realty, Inc. .............      12,200        137,250
America First Mortgage
 Investments, Inc. .............      31,100        283,010
American Land Lease, Inc. ......       9,600        135,360
AMLI Residential Properties
 Trust..........................      14,100        358,140
Annaly Mortgage Management,
 Inc. ..........................      29,700        540,540
Archstone-Smith Trust...........       8,592        231,640
Bedford Property Investors,
 Inc............................      10,800        286,632
Commercial Net Lease Realty.....      28,709        436,090
Corporate Office Properties
 Trust..........................      59,000        795,910
Correctional Properties Trust...      13,500        283,500
Corrections Corp. of America
 (a)............................      45,900        791,775
Entertainment Properties
 Trust..........................      21,800        504,670
FBR Asset Investment Corp. .....       5,600        184,296
Healthcare Realty Trust Inc. ...      24,700        748,410
Impac Mortgage Holdings, Inc....      28,500        297,825
IRT Property Co. ...............      30,600        369,648
Jones Lang LaSalle Inc. (a).....      12,000        268,320
Koger Equity, Inc. .............      25,200        461,664
Kramont Realty Trust............      17,700        251,340
La Quinta Corp. (a).............     109,800        876,204
LTC Properties, Inc. ...........      39,700        324,746
Mid-Atlantic Realty Trust.......      50,700        811,200
National Health Investors,
 Inc. ..........................      51,600        810,120
National Health Realty, Inc. ...       8,400        143,640
NovaStar Financial, Inc. .......       9,000        230,130
Pan Pacific Retail Properties,
 Inc. ..........................       8,100        256,689
Public Storage, Inc. ...........       4,800        182,256
RAIT Investment Trust...........      13,200        272,844
Redwood Trust, Inc. ............      27,800        802,030
Senior Housing Properties
 Trust..........................      53,500        769,865
SL Green Realty Corp. ..........      13,900        487,890
Sovran Self Storage, Inc. ......      24,500        754,600
St. Joe Co. (The)...............       6,500        199,875
Thornburg Mortgage, Inc. .......      36,700        775,838
United Dominion Realty Trust,
 Inc. ..........................       7,700        128,590
Universal Health Realty Income
 Trust..........................      12,700        310,515
Wellsford Real Properties, Inc.
 (a)............................       6,600        148,236
                                               ------------
                                                 15,651,288
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                    SHARES         VALUE
                                  -------------------------
ROAD & RAIL (0.9%)
Burlington Northern Santa Fe
 Corp. .........................       7,800   $    214,422
Covenant Transport, Inc.
 Class A (a)....................      16,400        263,876
Genesee & Wyoming, Inc.
 Class A (a)....................      34,050        744,333
                                               ------------
                                                  1,222,631
                                               ------------
SOFTWARE (1.9%)
Advent Software, Inc. (a).......       2,300        113,574
Autodesk, Inc. .................      22,800        419,292
Macromedia, Inc. (a)............      16,000        358,240
ProQuest Co. (a)................      26,400      1,074,480
QuadraMed Corp. (a).............      77,400        495,437
Renaissance Learning, Inc.
 (a)............................       9,400        324,958
                                               ------------
                                                  2,785,981
                                               ------------
SPECIALTY RETAIL (5.5%)
AutoNation, Inc. (a)............      13,300        212,800
AutoZone, Inc. (a)..............       3,000        228,000
Barnes & Noble, Inc. (a)........       2,200         66,484
Building Materials Holding Corp.
 (a)............................      12,600        189,126
CDW Computer Centers, Inc.
 (a)............................       2,500        137,000
Circuit City Stores, Inc.-CarMax
 Group (a)......................      23,800        702,100
CSK Auto Corp. (a)..............      56,300        858,575
Deb Shops, Inc. ................       9,500        284,905
Friedman's Inc. Class A.........      14,100        187,234
Hancock Fabrics, Inc. ..........      24,900        452,931
Hastings Entertainment, Inc.
 (a)............................      21,100        150,865
Hollywood Entertainment Corp.
 (a)............................      30,100        621,264
Hughes Supply, Inc. ............      18,500        771,820
Office Depot, Inc. (a)..........       9,900        189,486
Pep Boys-Manny, Moe & Jack
 (The)..........................      22,200        425,130
Ross Stores, Inc. ..............       2,700        109,647
Sonic Automotive, Inc. (a)......       5,700        219,165
TBC Corp. (a)...................      69,500      1,035,550
TJX Cos., Inc. (The)............       2,900        126,382
Tommy Hilfiger Corp. (a)........      27,000        422,010
United Auto Group, Inc. (a).....      21,200        528,304
                                               ------------
                                                  7,918,778
                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (1.4%)
CSS Industries, Inc. (a)........      10,200        351,900
Fab Industries, Inc. ...........      11,700        213,818
Garan, Inc. ....................       4,400        283,800

                                    SHARES         VALUE
                                  -------------------------
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
OshKosh B'Gosh, Inc. Class A....      15,500   $    648,675
Oxford Industries, Inc. ........      19,800        569,250
                                               ------------
                                                  2,067,443
                                               ------------
TOBACCO (0.8%)
Reynolds (R.J.) Tobacco
 Holdings, Inc. ................       3,000        207,600
Standard Commercial Corp. ......      33,900        700,035
UST Inc. .......................       5,700        226,860
                                               ------------
                                                  1,134,495
                                               ------------
Total Common Stocks
 (Cost $106,874,896)............                135,583,330
                                               ------------
SHORT-TERM INVESTMENT (6.3%)

                                  PRINCIPAL
                                    AMOUNT
                                  ----------
REPURCHASE AGREEMENT (6.3%)
Bank of New York (The) 1.70%,
 dated 4/30/02, due 5/1/02
 Proceeds at maturity $9,009,425
 (Collateralized by $9,170,000
 U.S. Treasury Bond, 3.375%, due
 4/30/04, market value
 $9,189,716)....................  $9,009,000      9,009,000
                                               ------------
Total Short-Term Investment
 (Cost $9,009,000)..............                  9,009,000
                                               ------------
Total Investments
 (Cost $115,883,896) (c)........       100.9%   144,592,330(d)
Liabilities in Excess of
 Cash and Other Assets..........        (0.9)    (1,335,662)
                                  ----------   ------------
Net Assets......................       100.0%  $143,256,668
                                  ==========   ============

------------
(a)  Non-income producing security.
(b) 14,900 units-each unit reflects $1,000 principal amount of zero coupon United States Treasury obligation plus one unit of undivided beneficial interest in the Trust.
(c) The cost for federal income tax purposes is $116,040,412.
(d) At April 30, 2002 net unrealized appreciation was $28,551,918, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $32,073,933 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,522,015.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $115,883,896).............................  $144,592,330
 Cash.............................................         5,447
 Receivables:
   Investment securities sold.....................     9,459,113
   Fund shares sold...............................       379,137
   Dividends and interest.........................       156,723
 Other assets.....................................        10,632
                                                    ------------
       Total assets...............................   154,603,382
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................    10,757,618
   Fund shares redeemed...........................       412,178
   Manager........................................       111,784
   Shareholder communication......................        16,451
   Transfer agent.................................         9,832
   Custodian......................................         8,430
 Accrued expenses.................................        30,421
                                                    ------------
       Total liabilities..........................    11,346,714
                                                    ------------
 Net assets.......................................  $143,256,668
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class..................................  $    102,974
 Additional paid-in capital.......................   115,134,753
 Accumulated undistributed net investment
   income.........................................       234,830
 Accumulated net realized loss on investments.....      (924,323)
 Net unrealized appreciation on investments.......    28,708,434
                                                    ------------
 Net assets.......................................  $143,256,668
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $143,256,668
                                                    ============
 Shares of capital stock outstanding..............    10,297,385
                                                    ============
 Net asset value per share outstanding............  $      13.91
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends (a)...................................  $ 1,112,260
   Interest........................................       25,237
                                                     -----------
       Total income................................    1,137,497
                                                     -----------
 Expenses:
   Manager.........................................      593,332
   Transfer agent..................................       58,474
   Professional....................................       33,312
   Custodian.......................................       12,460
   Shareholder communication.......................       11,592
   Directors.......................................        6,067
   Registration....................................        4,859
   Miscellaneous...................................        7,669
                                                     -----------
       Total expenses..............................      727,765
   Fees paid indirectly............................      (45,453)
                                                     -----------
       Net expenses................................      682,312
                                                     -----------
 Net investment income.............................      455,185
                                                     -----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments..................    4,509,030
 Net change in unrealized appreciation on
   investments.....................................   23,946,692
                                                     -----------
 Net realized and unrealized gain on investments...   28,455,722
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $28,910,907
                                                     ===========

------------
(a) Dividends recorded net of foreign withholding taxes of $883.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited), the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                                  2002           2001*           2000
                                                              ------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)............................  $    455,185   $     817,302   $     (14,754)
    Net realized gain (loss) on investments.................     4,509,030       2,440,793      (9,198,389)
    Net change in unrealized appreciation (depreciation) on
      investments...........................................    23,946,692       5,255,932     (12,556,601)
                                                              ------------   -------------   -------------
    Net increase (decrease) in net assets resulting from
      operations............................................    28,910,907       8,514,027     (21,769,744)
                                                              ------------   -------------   -------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,037,657)             --              --
                                                              ------------   -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    50,860,946      77,011,956     133,362,265
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      No-Load Class.........................................       999,866              --              --
                                                              ------------   -------------   -------------
                                                                51,860,812      77,011,956     133,362,265
    Cost of shares redeemed:
      No-Load Class.........................................   (44,582,168)   (135,050,891)   (205,191,833)
                                                              ------------   -------------   -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     7,278,644     (58,038,935)    (71,829,568)
                                                              ------------   -------------   -------------
      Net increase (decrease) in net assets.................    35,151,894     (49,524,908)    (93,599,312)
NET ASSETS:
  Beginning of period.......................................   108,104,774     157,629,682     251,228,994
                                                              ------------   -------------   -------------
  End of period.............................................  $143,256,668   $ 108,104,774   $ 157,629,682
                                                              ============   =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $    234,830   $     817,302   $          --
                                                              ============   =============   =============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                        NO-LOAD CLASS
                               -----------------------------------------------------------------------------------------------
                                  SIX MONTHS       JANUARY 1, 2001                     YEAR ENDED DECEMBER 31
                                    ENDED              THROUGH        --------------------------------------------------------
                               APRIL 30, 2002**   OCTOBER 31, 2001*     2000         1999       1998         1997       1996
                               ----------------   -----------------   --------     --------   --------     --------   --------
Net asset value at beginning
 of period...................      $  11.04           $  10.65        $  11.76     $  11.93   $  14.19     $  13.47   $  13.56
                                   --------           --------        --------     --------   --------     --------   --------
Net investment income
 (loss)......................          0.04               0.08           (0.00)(a)     0.01      (0.00)(a)    (0.02)      0.14
Net realized and unrealized
 gain (loss) on investments..          2.94               0.31           (1.11)        0.35       0.42         4.40       3.89
                                   --------           --------        --------     --------   --------     --------   --------
Total from investment
 operations..................          2.98               0.39           (1.11)        0.36       0.42         4.38       4.03
                                   --------           --------        --------     --------   --------     --------   --------
Less dividends and
 distributions:
From net investment income...         (0.11)               --              --         (0.01)       --           --       (0.14)
From net realized gain on
 investments.................           --                 --              --         (0.52)     (2.68)       (3.66)     (3.98)
                                   --------           --------        --------     --------   --------     --------   --------
Total dividends and
 distributions...............         (0.11)               --              --         (0.53)     (2.68)       (3.66)     (4.12)
                                   --------           --------        --------     --------   --------     --------   --------
Net asset value at end of
 period......................      $  13.91           $  11.04        $  10.65     $  11.76   $  11.93     $  14.19   $  13.47
                                   ========           ========        ========     ========   ========     ========   ========
Total investment return......         27.14%(b)           3.66%(b)       (9.44%)       3.05%      3.40%       33.30%     29.87%
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income
   (loss)....................          0.77%++            0.70%++        (0.00%)+      0.05%     (0.00%)+     (0.12%)     0.81%
 Expenses....................          1.17%++#           1.15%++         1.21%#       1.18%#     1.14%#       1.14%#     1.15%#
Portfolio turnover rate......            42%                77%            105%          56%        73%          55%        82%
Net assets at end of period
 (in 000's)..................      $143,257           $108,105        $157,630     $251,229   $201,492     $189,965   $170,747

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Less than 0.01% of average net assets.
++  Annualized.
 # Includes fees paid indirectly which amounted to 0.02% of average net assets for the six months ended April 30, 2002 and custodian fees and other expenses paid indirectly which amounted to 0.02% for the year ended December 31, 2000 and less than 0.01% of average net assets for the other years indicated.
(a)  Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Bond Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2002, several factors affected bond market performance. As the world recovered from the dramatic events of September 11, 2001, the Federal Reserve continued to ease monetary policy by lowering the targeted federal funds rate by 50 basis points on November 6, 2001, and another 25 basis points on December 11, 2001. With short-term rates at their lowest point in several decades, signs of economic recovery began to emerge as 2001 came to a close.

Unfortunately, the signals were mixed. On the one hand, low inflation, declining inventories, brisk retail and auto sales, and strong capacity utilization all suggested that the recession might be over. On the other hand, rising unemployment, high consumer debt, a lack of pricing power, and the potential for spillover from geopolitical tensions all suggested otherwise.

The Federal Reserve decided to reinforce a positive outlook by keeping the targeted federal funds rate unchanged during the first four months of 2002. Bond prices, which had been rising as rates fell, began to adjust to new market realities, and 10-year Treasury yields rose through March, but declined in April to end the reporting period at 5.09%. At the end of April, the yield spread between the two-year Treasury note and the 30-year Treasury bond was 236 basis points--far wider than the median yield spread of 150 basis points over the past two years. We believe that the yield curve is likely to flatten over the coming months as the market anticipates the Fed's first tightening move in over two years.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Bond Fund returned -2.34% for No-Load Class shares and -2.48% for Service Class shares. Both share classes underperformed the -0.71% return of the average Lipper(1) intermediate U.S. government fund over the same period. Both share classes also underperformed the -0.01% return of the Lehman Brothers Aggregate Bond Index(2) over the six months ended April 30, 2002.

The Fund's underperformance was largely a result of its exposure to the telecommunications sector, which we believe has suffered more than industry fundamentals have warranted.

STRATEGIC POSITIONING

The Fund entered the reporting period with a modestly overweighted position in investment-grade corporate bonds. In November and December 2001, we increased the Fund's corporate exposure, believing that yield spreads over Treasuries were likely to narrow from levels that, in our opinion, were disproportionately wide relative to the issuers' risk profiles.

Throughout the six-month reporting period, the Fund remained broadly diversified, with a substantial portion of its assets in U.S. government and federal agency securities and with smaller positions in mortgage-backed bonds and asset-backed securities. Short-term Treasuries provided positive returns for the six-month reporting period, while intermediate- and long-term U.S. government securities generally provided negative results.

The Fund's focus on corporate bonds and other issues that offered yield spreads over Treasuries benefited performance during the last two months of 2001. Unfortunately, this strategy proved less successful in the early months of 2002. During the first calendar quarter of 2002, mortgage-backed securities provided solid performance, but not enough to compensate for losses among telecommunications and electric-utility bonds. Utilities were particularly hard hit following the Enron scandal, and a difficult market environment hindered utility bond performance.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Lehman Brothers Aggregate Bond Index includes the following other Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

In our opinion, telecommunications bonds suffered from a variety of missteps and misperceptions. The industry's rapid build-out in the late 1990s had clearly come to an end. As companies worked to maintain customers and deleverage their balance sheets, downgrades became inevitable. Although telecommunications issues proved less resilient than we had anticipated, we remain confident in the industry's long-term prospects. Companies such as WorldCom and Qwest continue to serve their customers and their core business fundamentals remain intact, even if anticipated Internet profits have not materialized.

We believe that profits among telecommunications providers may remain weak until the economy rebounds. In the meantime, we are reevaluating the Fund's telecommunications positions, keeping an eye on bonds, such as WorldCom and Qwest, whose yields have jumped to levels comparable to those in the high-yield market. If these companies can execute their business plans and adopt more conservative fiscal practices, their bonds may offer attractive total return opportunities, despite recent disappointments.

LOOKING AHEAD

Like other market participants, we are waiting to see when the Federal Reserve will begin to tighten monetary policy. With the markets continuing to provide mixed signals, we do not anticipate a rapid economic recovery. Although real gross domestic product increased substantially in the first quarter of 2002, we expect any economic turnaround to be relatively slow and anything but steady. We remain vigilant in monitoring volatile high-grade credits in the telecommunications industry and are diligently working to close the gap that their drab performance has created in recent months.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return, consistent with liquidity, low risk to principal, and investment in debt securities.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

  $10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
                                     INDEX



                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES GRAPH]

                                                               LEHMAN BROTHERS AGGREGATE BOND
                                                                           INDEX                        ECLIPSE BOND FUND
                                                                     ------------------                 -----------------
4/30/92                                                               $   10,000.00                       $   10,000.00
93                                                                        11,342.00                           11,748.00
94                                                                        11,422.00                           11,360.00
95                                                                        12,258.00                           13,390.00
96                                                                        13,317.00                           13,765.00
97                                                                        14,260.00                           14,944.00
98                                                                        15,815.00                           16,129.00
99                                                                        16,806.00                           15,730.00
00                                                                        17,016.00                           17,449.00
01                                                                        19,124.00                           18,834.00
4/30/02                                                                   20,625.00                           18,772.00

Source: Lipper Inc., 4/30/02
THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

  $10,000 INVESTED IN ECLIPSE BOND FUND VERSUS LEHMAN BROTHERS AGGREGATE BOND
                                     INDEX

                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                                                               LEHMAN BROTHERS AGGREGATE BOND
                                                                           INDEX                        ECLIPSE BOND FUND
                                                                     ------------------                 -----------------
4/30/92                                                               $   10,000.00                       $   10,000.00
93                                                                        11,342.00                           11,748.00
94                                                                        11,422.00                           11,360.00
95                                                                        12,258.00                           13,354.00
96                                                                        13,317.00                           13,703.00
97                                                                        14,260.00                           14,828.00
98                                                                        15,815.00                           15,975.00
99                                                                        16,806.00                           15,541.00
00                                                                        17,016.00                           17,186.00
01                                                                        19,124.00                           18,532.00
4/30/02                                                                   20,625.00                           18,436.00

                                                    TOTAL RETURNS*        AVERAGE ANNUAL TOTAL RETURNS*
                  PERFORMANCE                    AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
---------------------------------------------------------------------------------------------------------
                                                 SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------
Eclipse Bond Fund No-Load Class                         -2.34%            5.26%       6.27%       6.50%
Eclipse Bond Fund Service Class(+)                      -2.48             4.95        6.00        6.31
Average Lipper intermediate U.S. government
 fund(++)                                               -0.71             6.66        6.51        6.21
Lehman Brothers Aggregate Bond Index(sec.)              -0.01             7.84        7.66        7.51

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

YEAR ENDED                                                                     TOTAL
DECEMBER 31                                                                   RETURN*
-----------                                                                   -------
1992                                                                            6.39%
1993                                                                            9.74
1994                                                                           -3.31
1995                                                                           17.88
1996                                                                            2.80
1997                                                                            8.57
1998                                                                            7.93
10 MONTHS ENDED OCTOBER 31 1999                                                -1.61
YEAR ENDED OCTOBER 31 2000                                                      6.21
YEAR ENDED OCTOBER 31 2001                                                     14.06
SIX MONTHS ENDED APRIL 30 2002                                                 -2.34

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Lehman Brothers Aggregate Bond Index includes the following other
     Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million.

BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

LONG-TERM INVESTMENTS (93.0%)+
ASSET-BACKED SECURITIES (3.9%)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  --------------------------
AUTO LEASES (1.4%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05.............  $ 1,625,000   $  1,622,007
                                                ------------
FINANCIAL SERVICES (1.0%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/16............    1,175,000      1,145,680
                                                ------------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
PSE&G Transition Funding LLC
 Series 2000-1 Class A7
 6.75%, due 6/15/16.............      420,000        448,370
Public Service New Hampshire
 Funding LLC
 Series 2002-1 Class A
 4.588%, due 2/1/08.............    1,285,000      1,288,932
                                                ------------
                                                   1,737,302
                                                ------------
Total Asset-Backed Securities
 (Cost $4,451,133)..............                   4,504,989
                                                ------------
CORPORATE BONDS (24.2%)
AUTOMOBILES (0.3%)
Ford Motor Co.
 7.45%, due 7/16/31.............      340,000        320,313
                                                ------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Waste Management Inc.
 8.00%, due 4/30/04.............      830,000        872,981
                                                ------------
DIVERSIFIED FINANCIALS (5.0%)
CIT Group Inc.
 7.75%, due 4/2/12..............    1,105,000      1,094,081
Ford Motor Credit Co.
 2.30%, due 6/20/03 (b).........      800,000        790,348
General Electric Capital Corp.
 6.75%, due 3/15/32.............    1,000,000        987,422
Heinz (H.J.) Finance Co.
 6.75%, due 3/15/32 (a).........      275,000        270,864
Household Finance Corp.
 6.375%, due 10/15/11...........      645,000        622,435
MBNA Corp.
 7.50%, due 3/15/12.............      370,000        382,397
Morgan Stanley Dean Witter & Co.
 7.25%, due 4/1/32..............      640,000        639,585
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08............      985,000        995,219
                                                ------------
                                                   5,782,351
                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (7.7%)
AT&T Corp.
 7.30%, due 11/15/11 (a)........      760,000        696,882
 8.00%, due 11/15/31 (a)........    2,415,000      2,122,640
Citizens Communications Co.
 7.625%, due 8/15/08............      490,000        487,869
 9.00%, due 8/15/31.............    1,160,000      1,190,543

                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  --------------------------
ASSET-BACKED SECURITIES (3.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Intermedia Communications Inc.
 Series B
 8.875%, due 11/1/07............  $   375,000   $    273,750
 (zero coupon), due 7/15/07
 11.25%, beginning 7/15/02......      475,000        344,375
Qwest Capital Funding Inc.
 5.875%, due 8/3/04.............    2,540,000      2,094,888
Sprint Capital Corp.
 5.875%, due 5/1/04.............      467,000        443,910
WorldCom, Inc. -- WorldCom Group
 6.50%, due 5/15/04.............      845,000        498,550
 7.50%, due 5/15/11.............      730,000        343,100
 8.25%, due 5/15/31.............      805,000        354,200
                                                ------------
                                                   8,850,707
                                                ------------
ELECTRIC UTILITIES (2.8%)
Consumers Energy Co.
 6.00%, due 3/15/05.............      660,000        672,029
Detroit Edison Co.
 5.05%, due 10/1/05.............      865,000        867,054
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11.............    1,835,000      1,718,164
                                                ------------
                                                   3,257,247
                                                ------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Quest Diagnostics, Inc.
 6.75%, due 7/12/06.............      465,000        477,869
                                                ------------
HOUSEHOLD DURABLES (0.3%)
Mohawk Industries, Inc.
 6.50%, due 4/15/07 (a).........      370,000        377,426
                                                ------------
MEDIA (2.0%)
Time Warner Entertainment Co.
 10.15%, due 5/1/12.............    1,924,000      2,265,123
                                                ------------
MULTI-UTILITIES & UNREGULATED POWER (1.5%)
PSE&G Power LLC
 6.875%, due 4/15/06............    1,710,000      1,755,281
                                                ------------
OIL & GAS (0.9%)
Conoco Funding Co.
 6.35%, due 10/15/11............      525,000        530,881
Marathon Oil Corp.
 6.80%, due 3/15/32.............      530,000        506,601
                                                ------------
                                                   1,037,482
                                                ------------
PAPER & FOREST PRODUCTS (1.2%)
Rock-Tenn Co.
 8.20%, due 8/15/11.............    1,270,000      1,324,739
                                                ------------
PERSONAL PRODUCTS (0.7%)
Estee Lauder Cos. Inc. (The)
 6.00%, due 1/15/12.............      770,000        764,889
                                                ------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31..............      810,000        793,421
                                                ------------
Total Corporate Bonds
 (Cost $30,210,405).............                  27,879,829
                                                ------------

------------

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MORTGAGE-BACKED SECURITIES (2.3%)
                                 PRINCIPAL
                                  AMOUNT        VALUE
                                -------------------------
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (2.3%)
First Union-Chase Commercial
 Mortgage
 Series 1999-C2 Class A2
 6.645%, due 4/15/09..........  $ 1,170,000  $  1,232,064
GMAC Commercial Mortgage
 Securities Inc.
 1998-C2 Class A2
 6.42%, due 5/15/35...........      949,000       991,672
Morgan Stanley Capital I, Inc.
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30..........      328,717       340,492
Starwood Asset Receivables
 Trust
 Series 2000-1 Class A
 2.15%, due 9/25/22 (a)(b)....      104,204       104,204
                                             ------------
                                                2,668,432
                                             ------------
Total Mortgage-Backed
 Securities
 (Cost $2,563,526)............                  2,668,432
                                             ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (60.4%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.0%)
 5.00%, due 5/15/04...........    1,105,000     1,136,380
                                             ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.1%)
 5.50%, due 1/1/32............    2,461,310     2,354,538
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.1%)
 7.00%, due 7/15/05...........    1,175,000     1,272,390
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (25.2%)
 5.50%, due 12/1/16-2/1/17....    9,193,814     9,132,752
 6.00%, due 10/1/16...........    2,502,905     2,537,670
 6.50%, due 6/1/31-10/1/31....    6,294,826     6,376,433
 7.00%, due 2/1/32-4/1/32.....    6,331,602     6,537,205
 7.50%, due 8/1/31............    4,200,839     4,389,696
                                             ------------
                                               28,973,756
                                             ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (11.1%)
 6.00%, due 4/15/29-1/15/32...    6,040,668     5,993,574
 6.50%, due 7/15/28...........    1,021,517     1,040,200
 7.50%, due
   12/15/28-8/15/30...........    5,487,587     5,779,578
                                             ------------
                                               12,813,352
                                             ------------
UNITED STATES TREASURY BONDS (5.5%)
 5.375%, due 2/15/31 (c)......      915,000       885,977
 6.25%, due 8/15/23-5/15/30
   (c)........................    3,840,000     4,108,180
 6.875%, due 8/15/25..........    1,165,000     1,331,786
                                             ------------
                                                6,325,943
                                             ------------
UNITED STATES TREASURY NOTES (14.4%)
 4.625%, due 5/15/06..........    3,955,000     4,007,681
 4.875%, due 2/15/12..........      130,000       127,827

                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  --------------------------
UNITED STATES TREASURY NOTES
 (CONTINUED)
 5.25%, due 8/15/03.............  $ 2,950,000   $  3,049,217
 5.75%, due 8/15/10.............    2,340,000      2,450,694
 5.875%, due 2/15/04 (c)........    4,935,000      5,175,196
 6.25%, due 2/15/07 (c).........    1,638,000      1,762,065
                                                ------------
                                                  16,572,680
                                                ------------
Total U.S. Government &
 Federal Agencies
 (Cost $68,590,674).............                  69,449,039
                                                ------------
YANKEE BONDS (2.2%)
BEVERAGES (0.6%)
CIA Brasil De Bebidas
 10.50%, due 12/15/11 (a).......      610,000        632,875
                                                ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
France Telecom S.A.
 7.20%, due 3/1/06..............      900,000        917,418
 8.50%, due 3/1/31..............      925,000        969,439
                                                ------------
                                                   1,886,857
                                                ------------
Total Yankee Bonds
 (Cost $2,584,038)..............                   2,519,732
                                                ------------
Total Long-Term Investments
 (Cost $108,399,776)............                 107,022,021
                                                ------------
SHORT-TERM INVESTMENTS (6.5%)
U.S. GOVERNMENT & FEDERAL AGENCY (6.5%)
Federal Home Loan Mortgage Corp.
 (Discount Note)
 1.79%, due 5/1/02..............    2,345,000      2,345,000
                                                ------------
United States Treasury Bill
 1.67%, due 5/2/02..............    5,120,000      5,119,762
                                                ------------
Total Short-Term Investments
 (Cost $7,464,762)..............                   7,464,762
                                                ------------
Total Investments
 (Cost $115,864,538) (d)........        99.5%    114,486,783(e)
Cash and Other Assets,
 Less Liabilities...............          0.5        536,303
                                  -----------   ------------
Net Assets......................       100.0%   $115,023,086
                                  ===========   ============

------------
(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2002.
(c)  Represents securities out on loan or a portion which is out on loan. (See
     Note 2(O))
(d) The cost for federal income tax purposes is $115,896,886.
(e) At April 30, 2002 net unrealized depreciation was $1,410,103, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,495,642 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,905,745.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)

ASSETS:
 Investment in securities, at value* (identified
   cost $115,864,538).............................  $114,486,783
 Collateral held for securities loaned at value
   (Note 2(O))....................................     9,523,231
 Receivables:
   Investment securities sold.....................     6,474,614
   Interest.......................................     1,323,119
   Fund shares sold...............................        12,465
 Other assets.....................................        10,643
                                                    ------------
       Total assets...............................   131,830,855
                                                    ------------
LIABILITIES:
 Securities lending collateral (Note 2(O))........     9,523,231
 Payables:
   Investment securities purchased................     6,526,017
   Custodian......................................       129,366
   Manager........................................        57,745
   Fund shares redeemed...........................        54,419
   Transfer agent.................................         4,913
 Accrued expenses.................................        45,451
 Dividend payable.................................       466,627
                                                    ------------
       Total liabilities..........................    16,807,769
                                                    ------------
 Net assets.......................................  $115,023,086
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     11,632
   Service Class..................................           483
 Additional paid-in capital.......................   128,205,726
 Accumulated undistributed net investment
   income.........................................       242,310
 Accumulated net realized loss on investments.....   (12,059,310)
 Net unrealized depreciation on investments.......    (1,377,755)
                                                    ------------
 Net assets.......................................  $115,023,086
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $110,450,610
                                                    ============
 Shares of capital stock outstanding..............    11,632,373
                                                    ============
 Net asset value per share outstanding............  $       9.50
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  4,572,476
                                                    ============
 Shares of capital stock outstanding..............       482,657
                                                    ============
 Net asset value per share outstanding............  $       9.47
                                                    ============

------------
* Includes securities on loan with an average cost of $9,118,424 and a market value of $9,027,383.



STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)

INVESTMENT INCOME:
 Income:
   Interest........................................  $ 3,214,709
                                                     -----------
 Expenses:
   Manager.........................................      434,274
   Professional....................................       23,773
   Transfer agent..................................       15,540
   Custodian.......................................       11,162
   Registration....................................        9,323
   Shareholder communication.......................        8,204
   Service.........................................        5,771
   Directors.......................................        3,379
   Miscellaneous...................................       11,850
                                                     -----------
       Total expenses before reimbursement.........      523,276
   Expense reimbursement from Manager..............      (83,230)
                                                     -----------
       Net expenses................................      440,046
                                                     -----------
 Net investment income.............................    2,774,663
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments..................      151,250
 Net change in unrealized appreciation on
   investments.....................................   (5,781,194)
                                                     -----------
 Net realized and unrealized loss on investments...   (5,629,944)
                                                     -----------
 Net decrease in net assets resulting from
   operations......................................  $(2,855,281)
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                  2002           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,774,663   $  8,027,860
    Net realized gain on investments........................       151,250      9,258,243
    Net change in unrealized appreciation on investments....    (5,781,194)     2,762,349
                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    (2,855,281)    20,048,452
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (6,576,521)   (13,171,811)
      Service Class.........................................      (256,023)      (253,731)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (6,832,544)   (13,425,542)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     8,688,601     17,362,661
      Service Class.........................................     1,934,739      2,556,198
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     6,127,157     13,008,016
      Service Class.........................................       224,853        233,031
                                                              ------------   ------------
                                                                16,975,350     33,159,906
    Cost of shares redeemed:
      No-Load Class.........................................   (11,403,042)  (113,865,543)
      Service Class.........................................    (2,186,169)    (1,239,241)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     3,386,139    (81,944,878)
                                                              ------------   ------------
      Net decrease in net assets............................    (6,301,686)   (75,321,968)
NET ASSETS:
  Beginning of period.......................................   121,324,772    196,646,740
                                                              ------------   ------------
  End of period.............................................  $115,023,086   $121,324,772
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    242,310   $  4,300,191
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                       -------------------------------------------------------------------------------------
                                       SIX MONTHS                                JANUARY 1
                                         ENDED        YEAR ENDED OCTOBER 31       THROUGH         YEAR ENDED DECEMBER 31
                                       APRIL 30,    -------------------------   OCTOBER 31,   ------------------------------
                                         2002**       2001             2000        1999*        1998       1997       1996
                                       ----------   --------         --------   -----------   --------   --------   --------
Net asset value at beginning of
 period..............................   $  10.32    $   9.75         $   9.75    $   9.91     $   9.71   $   9.51   $   9.85
                                        --------    --------         --------    --------     --------   --------   --------
Net investment income................       0.23        0.55(c)(d)       0.57        0.47         0.57       0.61       0.62
Net realized and unrealized gain
 (loss) on investments...............      (0.47)       0.76            (0.01)      (0.63)        0.20       0.20      (0.34)
                                        --------    --------         --------    --------     --------   --------   --------
Total from investment operations.....      (0.24)       1.31             0.56       (0.16)        0.77       0.81       0.28
                                        --------    --------         --------    --------     --------   --------   --------
Less dividends from net investment
 income..............................      (0.58)      (0.74)           (0.56)      (0.00)(b)    (0.57)     (0.61)     (0.62)
                                        --------    --------         --------    --------     --------   --------   --------
Net asset value at end of period.....   $   9.50    $  10.32         $   9.75    $   9.75     $   9.91   $   9.71   $   9.51
                                        ========    ========         ========    ========     ========   ========   ========
Total investment return..............      (2.34%)(a)    14.06%          6.21%      (1.61%)(a)     7.93%     8.57%      2.80%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............       4.80%+      5.53%(d)         6.05%       5.55%+       5.57%      6.21%      6.10%
 Net expenses........................       0.75%+      0.75%            0.75%       0.75%+       0.75%      0.75%      0.75%
 Expenses (before reimbursement).....       0.89%+      0.88%            0.83%       0.85%+       0.86%      0.85%      0.86%
Portfolio turnover rate..............         85%        257%             361%        245%         335%       338%       398%
Net assets at end of period (in
 000's)..............................   $110,451    $116,344         $193,466    $174,521     $182,402   $183,846   $177,009

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......    0.02         0.02
Decrease ratio of net investment income.....................   (0.21%)      (0.21%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                        SERVICE CLASS
    -------------------------------------------------------------------------------------
    SIX MONTHS                               JANUARY 1
      ENDED        YEAR ENDED OCTOBER 31      THROUGH          YEAR ENDED DECEMBER 31
    APRIL 30,     -----------------------   OCTOBER 31,    ------------------------------
      2002**        2001           2000        1999*         1998       1997       1996
    ----------    --------       --------   -----------    --------   --------   --------
     $  10.28     $   9.70       $   9.69    $   9.88      $   9.68   $   9.49   $   9.83
     --------     --------       --------    --------      --------   --------   --------
         0.24         0.53(c)(d)     0.55        0.47          0.54       0.59       0.60
        (0.49)        0.76          (0.01)      (0.66)         0.20       0.19      (0.34)
     --------     --------       --------    --------      --------   --------   --------
        (0.25)        1.29           0.54       (0.19)         0.74       0.78       0.26
     --------     --------       --------    --------      --------   --------   --------
        (0.56)       (0.71)         (0.53)      (0.00)(b)     (0.54)     (0.59)     (0.60)
     --------     --------       --------    --------      --------   --------   --------
     $   9.47     $  10.28       $   9.70    $   9.69      $   9.88   $   9.68   $   9.49
     ========     ========       ========    ========      ========   ========   ========
        (2.48%)(a)   13.87%          5.96%      (1.92%)(a)     7.73%      8.21%      2.62%
         4.55%+       5.28%(d)       5.80%       5.30%+        5.32%      5.96%      5.85%
         1.00%+       1.00%          1.00%       1.00%+        1.00%      1.00%      1.00%
         1.14%+       1.13%          1.08%       1.10%+        1.11%      1.10%      1.11%
           85%         257%           361%        245%          335%       338%       398%
     $  4,572      $  4,981       $  3,181    $  3,742      $  4,290   $  1,531   $  1,597

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Core Bond Plus Fund
--------------------------------------------------------------------------------

Several factors affected bond market performance, during the six-month period ended April 30, 2002. As the world recovered from the dramatic events of September 11, 2001, the Federal Reserve continued to ease monetary policy by lowering the targeted federal funds rate by 50 basis points on November 6, 2001, and another 25 basis points on December 11, 2001. With short-term rates at their lowest point in several decades, signs of economic recovery began to emerge as 2001 came to a close.

Unfortunately, the signals were mixed. On the one hand, low inflation, declining inventories, brisk retail and auto sales, and strong capacity utilization all suggested that the recession might be over. On the other hand, rising unemployment, high consumer debt, a lack of pricing power, and the potential for spillover from geopolitical tensions all suggested otherwise.

By keeping the targeted federal funds rate unchanged during the first four months of 2002, the Federal Reserve decided to reinforce a positive outlook. Bond prices, which had been rising as rates fell, began to adjust to new market realities, and 10-year Treasury yields rose through March, but declined in April to end the reporting period at 5.09%. As of April 30, 2002, the yield spread between the two-year Treasury note and the 30-year Treasury bond was 236 basis points--far wider than the median yield spread of 150 basis points over the previous two years. We believe that the yield curve is likely to flatten over the coming months as the market anticipates the Fed's first tightening move in over two years.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Core Bond Plus Fund returned -0.18%. The Fund underperformed the 0.28% return of the average Lipper(1) general bond fund over the same period. The Fund also underperformed the -0.01% return of the Lehman Brothers Aggregate Bond Index(2) for the six months ended April 30, 2002.

The Fund's underperformance was largely a result of its exposure to the telecommunications sector, which we believe has suffered more than industry fundamentals have warranted.

STRATEGIC POSITIONING

For the six months ended April 30, 2002, short-term U.S. government securities tended to provide positive returns, while intermediate- and long-term Treasuries suffered from falling prices as yields tended to rise. With interest rates at their lowest levels in decades, the housing market was strong, and mortgage-backed securities continued to provide solid positive results, despite increased prepayment risk.

The prospect of an economic recovery led to improving results in the high-yield sector, and the Fund's high-yield corporate holdings contributed positively to performance throughout the semiannual period. Emerging market debt also provided positive results for the six months ended April 30, 2002.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Lehman Brothers Aggregate Bond Index includes the following other Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

The Fund maintained diversified corporate bond holdings, increasing its exposure in November and December of 2001 on the belief that yield spreads over Treasuries were likely to narrow from levels that, in our opinion, were disproportionately wide relative to issuers' risk profiles. While this strategy was beneficial through the end of 2001, the strategy proved less successful in the early months of 2002. During the first calendar quarter of 2002, high-yield corporates, emerging market debt, and mortgage-backed securities all provided solid results, but not enough to compensate for losses among telecommunications and electric-utility bonds. Utilities were particularly hard hit following the Enron scandal, and a difficult market environment hindered utility bond performance.

We believe telecommunications bonds suffered from a variety of missteps and misperceptions. The industry's rapid build-out in the late 1990s had clearly come to an end. Downgrades became inevitable, as companies worked to maintain customers and deleverage their balance sheets. Although telecommunications issues proved less resilient than we had anticipated, we remain confident in the industry's long-term prospects. Companies such as WorldCom and Qwest continue to serve their customers and their core business fundamentals remain intact, even if anticipated Internet profits have not materialized.

In our opinion, profits among telecommunications providers may remain weak until the economy rebounds. In the meantime, we are reevaluating the Fund's telecommunications positions, keeping an eye on bonds, such as WorldCom and Qwest, whose yields have jumped to levels comparable to those in the high-yield market. If these companies can execute their business plans and adopt more conservative fiscal practices, their bonds may offer attractive total return opportunities, despite recent disappointments.

For the six-month reporting period, long-term corporate bonds as a whole tended to provide negative returns, yet they generally outperformed long-term Treasury securities.

LOOKING AHEAD

Like other market participants, we are waiting to see when the Federal Reserve will begin to tighten monetary policy. With the markets continuing to provide mixed signals, we do not anticipate a rapid economic recovery. Although real gross domestic product increased substantially in the first quarter of 2002, we expect any economic turnaround to be relatively slow and anything but steady. We remain vigilant in monitoring volatile high-grade credits in the telecommunications industry and are diligently working to close the gap that their drab performance has created in recent months.

Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with the preservation of capital.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                          ECLIPSE CORE BOND PLUS FUND
                  VERSUS LEHMAN BROTHERS AGGREGATE BOND INDEX


                              NO-LOAD CLASS SHARES
[CORE BOND PLUS FUND GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                ECLIPSE CORE BOND PLUS FUND                   INDEX
                                                                ---------------------------       ------------------------------
1/2/01                                                                $   10,000.00                      $    10,000.00
12/31/01                                                                  10,000.00                           10,844.00
4/30/02                                                                   10,775.00                           11,066.00

Source: Lipper Inc., 4/30/02
THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                TOTAL RETURNS*      AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                  AS OF APRIL 30, 2002        AS OF APRIL 30, 2002
--------------------------------------------------------------------------------------------------
                                                                                      SINCE
                                             SIX-MONTH PERIOD       ONE YEAR          INCEPTION(+)
--------------------------------------------------------------------------------------------------
Eclipse Core Bond Plus Fund No-Load Class           -0.18%             6.16%           5.78%
Average Lipper general bond fund(++)                 0.28              4.80            5.24
Lehman Brothers Aggregate Bond Index(sec.)          -0.01              7.84            7.89

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                                TOTAL
                                                                               RETURN*
                                                                               -------
10 MONTHS ENDED OCTOBER 31 2001                                                   7.95
SIX MONTHS ENDED APRIL 30 2002                                                   -0.18

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+ The Fund's inception date was 1/2/01.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Lehman Brothers Aggregate Bond Index includes the following other
     Lehman Brothers indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. You cannot invest directly into an index.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

LONG-TERM BONDS (90.5%)+
ASSET-BACKED SECURITIES (3.5%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AIRLINES (0.1%)
American Airlines, Inc.
 Pass-Through Certificates Series
 2001-1 Class B
 7.377%, due 5/23/19.............  $   24,582   $    23,614
                                                -----------
AIRPLANE LEASES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates Series
 2001-1 Class C
 7.626%, due 4/1/10..............      35,000        33,385
                                                -----------
AUTO LEASES (1.0%)
DaimlerChrysler Auto Trust Series
 2001-D Class A3
 3.15%, due 11/6/05..............     300,000       299,447
                                                -----------
ELECTRIC UTILITIES (0.4%)
AES Eastern Energy, L.P.
 Pass-Through Certificates Series
 1999-A
 9.00%, due 1/2/17...............      15,000        14,135
 Series 1999-B
 9.67%, due 1/2/29...............     105,000        96,522
                                                -----------
                                                    110,657
                                                -----------
FINANCIAL SERVICES (0.7%)
Consumers Funding LLC
 Series 2001-1 Class A6
 5.76%, due 10/20/15.............     235,000       229,136
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.2%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2000-1 Class A7
 6.75%, due 6/15/14..............      75,000        80,066
Public Service New Hampshire
 Funding LLC
 Pass-Through Certificates Series
 2002-1 Class A
 4.58%, due 2/1/08...............     230,000       230,704
Tiverton/Rumford Power Associates
 Ltd., L.P.
 Pass-Through Certificates 9.00%,
 due 7/15/18 (c).................      60,000        52,200
                                                -----------
                                                    362,970
                                                -----------
Total Asset-Backed Securities
 (Cost $1,068,666)...............                 1,059,209
                                                -----------
CONVERTIBLE BONDS (0.6%)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
COMMUNICATIONS EQUIPMENT (0.3%)
CIENA Corp.
 3.75%, due 2/1/08...............  $   35,000   $    22,575
Comverse Technology, Inc.
 1.50%, due 12/1/05..............      25,000        19,281
Juniper Networks, Inc.
 4.75%, due 3/15/07..............      35,000        25,988
ONI Systems Corp.
 5.00%, due 10/15/05.............      20,000        15,375
                                                -----------
                                                     83,219
                                                -----------
HOTELS, RESTAURANTS & LEISURE (0.1%)
MeriStar Hospitality Corp.
 4.75%, due 10/15/04.............      25,000        22,438
                                                -----------
MEDIA (0.1%)
Adelphia Communications Corp.
 6.00%, due 2/15/06..............      30,000        20,212
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.1%)
LSI Logic Corp.
 4.00%, due 2/15/05..............      50,000        43,750
                                                -----------
Total Convertible Bonds
 (Cost $176,902).................                   169,619
                                                -----------
CORPORATE BONDS (34.3%)
AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08..............      35,000        35,963
                                                -----------
AIRLINES (0.2%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29.............      70,000        60,695
                                                -----------
AUTO COMPONENTS (0.1%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07...............      45,000        34,875
                                                -----------
AUTO LEASES (0.3%)
General Motors Acceptance Corp.
 2.2238%, due 7/21/03 (d)........      90,000        89,282
                                                -----------
AUTOMOBILES (0.2%)
Ford Motor Co.
 7.45%, due 7/16/31..............      60,000        56,526
                                                -----------
BANKS (0.1%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08...............      40,000        39,800
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
CHEMICALS (0.3%)
Millennium America, Inc.
 7.625%, due 11/15/26............  $   30,000   $    24,300
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10............      20,000        20,025
Terra Capital, Inc.
 12.875%, due 10/15/08...........      30,000        30,638
                                                -----------
                                                     74,963
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
Alderwoods Group, Inc.
 12.25%, due 1/2/09..............      25,000        25,406
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05.............      40,000        33,950
Waste Management, Inc.
 8.00%, due 4/30/04..............     155,000       163,026
                                                -----------
                                                    222,382
                                                -----------
COMMUNICATIONS EQUIPMENT (0.4%)
Avaya, Inc.
 11.125%, due 4/1/09.............      30,000        28,500
Lucent Technologies, Inc.
 6.45%, due 3/15/29..............      60,000        37,800
 7.25%, due 7/15/06..............      15,000        12,225
Qwest Corp.
 8.875%, due 3/15/12 (c).........      50,000        48,659
                                                -----------
                                                    127,184
                                                -----------
CONTAINERS & PACKAGING (0.6%)
Bemis Co., Inc.
 6.50%, due 8/15/08..............     105,000       107,593
Crown Cork & Seal Co., Inc.
 6.75%, due 4/15/03..............      10,000         9,100
Owens-Brockway Glass Container,
 Inc.
 8.875%, due 2/15/09 (c).........      30,000        30,975
Owens-Illinois, Inc.
 7.80%, due 5/15/18..............      45,000        37,800
                                                -----------
                                                    185,468
                                                -----------
DIVERSIFIED FINANCIALS (4.9%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.............      70,000        72,275
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)..........      75,000        78,743
CIT Group, Inc.
 7.75%, due 4/2/12...............     195,000       193,073
ESI Tractebel Acquisition Corp.
 Series B
 7.99%, due 12/30/11.............      25,000        24,466
Ford Motor Credit Co.
 2.30%, due 6/20/03 (d)..........     150,000       148,190
General Electric Capital Corp.
 Series A
 6.75%, due 3/15/32..............     190,000       187,610

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------

DIVERSIFIED FINANCIALS (CONTINUED)
H.J. Heinz Finance Co.
 6.75%, due 3/15/32 (c)..........  $   50,000   $    49,248
Household Finance Corp.
 5.75%, due 1/30/07..............      40,000        39,428
 6.375%, due 10/15/11............     120,000       115,802
IPC Acquisition Corp.
 11.50%, due 12/15/09 (c)........      35,000        34,825
MBNA Corp.
 Series F
 7.50%, due 3/15/12..............      70,000        72,345
Morgan Stanley Dean Witter & Co.
 7.25%, due 4/1/32...............     225,000       224,854
North Atlantic Trading Co., Inc.
 Series B
 11.00%, due 6/15/04.............      25,000        25,000
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08.............     180,000       181,868
                                                -----------
                                                  1,447,727
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)
AT&T Corp.
 7.30%, due 11/15/11 (c).........     135,000       123,788
 8.00%, due 11/15/31 (c).........     200,000       175,788
Citizens Communications Co.
 7.625%, due 8/15/08.............      90,000        89,609
 9.00%, due 8/15/31..............     210,000       215,529
Intermedia Communications, Inc.
 Series B
 (zero coupon), due 7/15/07
 11.25%, beginning 7/15/02.......      90,000        65,250
 8.875%, due 11/1/07.............      65,000        47,450
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04..............     435,000       358,770
 7.25%, due 2/15/11..............      30,000        21,769
 7.90%, due 8/15/10..............      15,000        11,028
Qwest Corp.
 7.20%, due 11/1/04..............      15,000        14,145
Sprint Capital Corp.
 5.875%, due 5/1/04..............      90,000        85,550
 8.375%, due 3/15/12 (c).........      75,000        73,840
WorldCom, Inc.
 6.50%, due 5/15/04..............     175,000       103,250
 7.50%, due 5/15/11..............     110,000        51,700
 8.25%, due 5/15/31..............     150,000        66,000
                                                -----------
                                                  1,503,466
                                                -----------
ELECTRIC UTILITIES (1.7%)
AES Corp. (The)
 9.375%, due 9/15/10.............      15,000        12,450
CMS Energy Corp.
 8.125%, due 5/15/02.............      30,000        30,037
 8.90%, due 7/15/08..............      45,000        47,925
Consumers Energy Co.
 6.00%, due 3/15/05..............     120,000       122,187
Detroit Edison Co.
 5.05%, due 10/1/05..............     155,000       155,368

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
ELECTRIC UTILITIES (CONTINUED)
NRG Energy, Inc.
 7.75%, due 4/1/11...............  $   35,000   $    33,498
PPL Energy Supply LLC
 Series A
 6.40%, due 11/1/11..............     110,000       102,996
                                                -----------
                                                    504,461
                                                -----------
ELECTRICAL EQUIPMENT (0.1%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09 (e).......      30,000        22,650
                                                -----------
ELECTRONIC COMPONENTS, INSTRUMENTS (0.1%)
UCAR Finance, Inc.
 10.25%, due 2/15/12 (c).........      35,000        36,838
                                                -----------
ENERGY EQUIPMENT & SERVICES (0.3%)
Grant Prideco, Inc.
 Series B
 9.625%, due 12/1/07.............      35,000        36,575
Halliburton Co.
 6.00%, due 8/1/06...............      50,000        47,173
 8.75%, due 2/15/21..............      10,000         9,562
                                                -----------
                                                     93,310
                                                -----------
FOOD & DRUG RETAILING (0.1%)
Fleming Cos., Inc.
 10.125%, due 4/1/08.............      25,000        26,250
                                                -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
ALARIS Medical Systems, Inc.
 9.75%, due 12/1/06..............      60,000        59,325
Bausch & Lomb, Inc.
 7.125%, due 8/1/28..............      35,000        28,695
dj Orthopedics, LLC
 12.625%, due 6/15/09............      55,000        60,569
                                                -----------
                                                    148,589
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (1.6%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08..............      25,000        26,500
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.............      10,000         9,039
Express Scripts, Inc.
 9.625%, due 6/15/09.............      60,000        66,600
Hanger Orthopedic Group, Inc.
 10.375%, due 2/15/09 (c)........      50,000        53,250
Manor Care, Inc.
 8.00%, due 3/1/08...............      80,000        84,400
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..............      30,000        29,400
Quest Diagnostics, Inc.
 6.75%, due 7/12/06..............      85,000        87,352
Rotech Healthcare, Inc.
 9.50%, due 4/1/12 (c)...........      25,000        26,125

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.............  $   30,000   $    33,600
Unilab Corp.
 12.75%, due 10/1/09.............      50,000        60,000
                                                -----------
                                                    476,266
                                                -----------
HOTELS, RESTAURANTS & LEISURE (1.8%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07............      25,000        25,312
Circus Circus Enterprises, Inc.
 7.00%, due 11/15/36.............      45,000        42,108
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11...............      45,000        47,874
Hilton Hotels Corp.
 7.625%, due 5/15/08.............      70,000        70,890
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06..............      45,000        49,050
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07..............      50,000        49,125
Park Place Entertainment Corp.
 8.125%, due 5/15/11.............      20,000        20,300
 8.875%, due 9/15/08.............      45,000        47,700
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15............      70,000        66,314
 7.75%, due 11/15/25.............      10,000         8,659
Station Casinos, Inc.
 8.375%, due 2/15/08.............      50,000        51,750
Vail Resorts, Inc.
 8.75%, due 5/15/09..............      20,000        20,450
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09 (c).......      45,000        46,800
                                                -----------
                                                    546,332
                                                -----------
HOUSEHOLD DURABLES (0.3%)
Foamex L.P.
 10.75%, due 4/1/09 (c)..........      25,000        26,375
Mohawk Industries, Inc.
 6.50%, due 4/15/07 (c)..........      70,000        71,405
                                                -----------
                                                     97,780
                                                -----------
IT CONSULTING & SERVICES (0.1%)
Unisys Corp.
 7.25%, due 1/15/05..............      10,000        10,013
 8.125%, due 6/1/06..............      25,000        25,500
                                                -----------
                                                     35,513
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (0.0%) (b)
Hasbro, Inc.
 5.60%, due 11/1/05..............      15,000        14,025
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
MACHINERY (0.1%)
Dresser, Inc.
 9.375%, due 4/15/11 (c).........  $   25,000   $    25,937
                                                -----------
MEDIA (3.2%)
Adelphia Communications Corp.
 10.25%, due 11/1/06 (e).........      25,000        21,375
 10.25%, due 6/15/11 (e).........      10,000         8,350
Belo Corp.
 8.00%, due 11/1/08..............      60,000        62,154
Charter Communications Holdings,
 LLC
 8.25%, due 4/1/07...............      40,000        35,700
 10.25%, due 1/15/10.............      45,000        42,863
FrontierVision Holdings, L.P.
 11.00%, due 10/15/06............      55,000        53,350
 11.875%, due 9/15/07............      10,000         9,575
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09..............      45,000        44,718
Jacobs Entertainment Co.
 11.875%, due 2/1/09 (c).........      25,000        25,437
Key3Media Group, Inc.
 11.25%, due 6/15/11.............      35,000        28,000
News America, Inc.
 7.25%, due 5/18/18..............      40,000        37,852
Paxson Communications Corp.
 (zero coupon), due 1/15/09
 12.25%, beginning 1/15/06 (c)...      50,000        37,125
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07.............      35,000        36,313
Time Warner Entertainment Co.
 10.15%, due 5/1/12..............     395,000       465,033
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (e).........      20,000           825
Young Broadcasting, Inc.
 8.50%, due 12/15/08 (c).........      25,000        26,000
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10 (e).........      55,000        15,400
                                                -----------
                                                    950,070
                                                -----------
METALS & MINING (0.5%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06.............      25,000        25,000
Newmont Mining Corp.
 8.625%, due 5/15/11.............      45,000        48,933
Steel Dynamics, Inc.
 9.50%, due 3/15/09 (c)..........      25,000        26,375
United States Steel LLC
 10.75%, due 8/1/08 (c)..........      50,000        51,625
                                                -----------
                                                    151,933
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------

MULTI-UTILITIES & UNREGULATED POWER (3.3%)
AES Corp. (The)
 7.375%, due 6/15/14.............  $  265,000   $   239,825
Calpine Corp.
 7.875%, due 4/1/08..............      50,000        42,250
 8.50%, due 2/15/11..............     185,000       158,175
Energy East Corp.
 5.75%, due 11/15/06.............      75,000        73,127
Mirant Corp.
 7.40%, due 7/15/04 (c)..........      25,000        23,000
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11............      55,000        57,475
PSE&G Power LLC
 6.875%, due 4/15/06.............     315,000       323,341
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05..............      11,934        12,131
Western Resources, Inc.
 6.25%, due 8/15/18..............      25,000        24,562
 7.125%, due 8/1/09..............      50,000        46,858
                                                -----------
                                                  1,000,744
                                                -----------
OIL & GAS (2.5%)
Belco Oil & Gas Corp.
 Series B
 8.875%, due 9/15/07.............      45,000        46,463
Comstock Resources, Inc.
 11.25%, due 5/1/07..............      25,000        26,063
Conoco, Inc.
 5.90%, due 4/15/04..............     245,000       253,351
Conoco Funding Co.
 6.35%, due 10/15/11.............      95,000        96,064
Dynegy Holdings, Inc.
 6.875%, due 4/1/11..............      30,000        25,800
 8.75%, due 2/15/12..............      30,000        28,800
Energy Corporation of America
 Series A
 9.50%, due 5/15/07..............      30,000        22,500
Marathon Oil Corp.
 6.80%, due 3/15/32..............     100,000        95,585
Mission Resources Corp.
 Series C
 10.875%, due 4/1/07.............      20,000        18,700
Valero Energy Corp.
 7.50%, due 4/15/32..............      70,000        70,830
Vintage Petroleum, Inc.
 7.875%, due 5/15/11.............      25,000        23,375
 8.25%, due 5/1/12 (c)...........      30,000        29,925
                                                -----------
                                                    737,456
                                                -----------
PAPER & FOREST PRODUCTS (1.5%)
Georgia-Pacific Corp.
 8.25%, due 3/1/23...............      30,000        25,794
 9.625%, due 3/15/22.............      10,000         9,688
Rock-Tenn Co.
 8.20%, due 8/15/11..............     200,000       208,620

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
PAPER & FOREST PRODUCTS (CONTINUED)
Weyerhaeuser Co.
 5.50%, due 3/15/05 (c)..........  $  200,000   $   202,415
                                                -----------
                                                    446,517
                                                -----------
PERSONAL PRODUCTS (0.5%)
Estee Lauder Cos., Inc. (The)
 6.00%, due 1/15/12..............     140,000       139,071
                                                -----------
PHARMACEUTICALS (0.4%)
MedPartners, Inc.
 7.375%, due 10/1/06.............     100,000       101,000
                                                -----------
REAL ESTATE (1.0%)
Blum CB Corp.
 11.25%, due 6/15/11.............      35,000        32,988
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..............      50,000        47,640
 9.25%, due 4/15/09 (c)..........      25,000        25,635
Golden State Holdings, Inc.
 7.00%, due 8/1/03...............      40,000        40,558
 7.125%, due 8/1/05..............      40,000        40,242
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..............      45,000        46,440
LNR Property Corp.
 10.50%, due 1/15/09.............      50,000        52,500
MeriStar Hospitality Corp.
 9.00%, due 1/15/08..............      15,000        15,300
                                                -----------
                                                    301,303
                                                -----------
ROAD & RAIL (0.3%)
Norfolk Southern Corp.
 2.5825%, due 7/7/03 (d).........     100,000       100,075
                                                -----------
SOFTWARE (0.0%) (B)
Computer Associates
 International, Inc.
 Series B
 6.25%, due 4/15/03..............      15,000        14,605
                                                -----------
SPECIALTY RETAIL (0.2%)
Gap, Inc. (The)
 5.625%, due 5/1/03..............      65,000        64,359
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
AT&T Wireless Services, Inc.
 8.125%, due 5/1/12..............      25,000        24,635
 8.75%, due 3/1/31...............     145,000       142,032
Insight Midwest L.P.
 10.50%, due 11/1/10.............      40,000        42,200
Price Communications Wireless,
 Inc.
 Series B
 9.125%, due 12/15/06............      60,000        62,700
 11.75%, due 7/15/07.............      35,000        37,187

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------

WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
TSI Telecommunication Services,
 Inc.
 12.75%, due 2/1/09 (c)..........  $   25,000   $    24,250
                                                -----------
                                                    333,004
                                                -----------
Total Corporate Bonds
 (Cost $10,599,396)..............                10,246,419
                                                -----------
FOREIGN BONDS (4.8%)
BRAZIL (0.4%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11 (c)........     110,000       114,125
                                                -----------
BULGARIA (0.4%)
Republic of Bulgaria
 2.8125%, due 7/28/11 (d)........     147,000       131,271
                                                -----------
CANADA (0.8%)
CanWest Media, Inc.
 10.625%, due 5/15/11............      35,000        37,888
McKesson Financial of Canada
 6.55%, due 11/1/02 (c)..........      25,000        25,253
Norske Skog Canada Ltd.
 8.625%, due 6/15/11 (c).........      30,000        30,300
Nortel Networks Ltd.
 6.125%, due 2/15/06.............      30,000        21,450
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06.......      60,000        40,125
Rogers Wireless Communications,
 Inc.
 9.625%, due 5/1/11..............      90,000        86,625
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (c)(f).....         588           526
                                                -----------
                                                    242,167
                                                -----------
FRANCE (0.9%)
France Telecom SA
 7.70%, due 3/1/06...............     160,000       163,097
 8.50%, due 3/1/31...............     110,000       115,285
                                                -----------
                                                    278,382
                                                -----------
PHILLIPINES (0.1%)
Globe Telecom, Inc.
 9.75%, due 4/15/12 (c)..........      25,000        26,000
                                                -----------
RUSSIA (0.2%)
Russian Federation
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07........      40,000        27,860
VimpelCom
 10.45%, due 4/26/05 (c).........      40,000        40,100
                                                -----------
                                                     67,960
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

FOREIGN BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
SINGAPORE (0.3%)
PSA Corp. Ltd.
 7.125%, due 8/1/05 (c)..........  $   80,000   $    86,015
                                                -----------
SWEDEN (1.6%)
Swedish Government
 Series 1044
 3.50%, due 4/20/06 (g)..........  SK5,200,000      474,019
                                                -----------
UNITED KINGDOM (0.1%)
Marconi Corp. PLC
 8.375%, due 9/15/30 (e).........  $   40,000        12,000
                                                -----------
Total Foreign Bonds
 (Cost $1,440,886)...............                 1,431,939
                                                -----------
MORTGAGE-BACKED SECURITIES (2.4%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (2.4%)
First Union-Chase Commercial
 Mortgage
 Series 1999-C2 Class A2
 6.645%, due 4/15/09.............     210,000       221,140
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 8/15/08..............     260,000       271,691
Morgan Stanley Capital I
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30.............      59,095        61,212
Mortgage Capital Funding, Inc.
 Series 1998-MC3 Class A2
 6.337%, due 11/18/31............     150,000       155,818
                                                -----------
                                                    709,861
                                                -----------
Total Mortgage-Backed Securities
 (Cost $693,153).................                   709,861
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (43.6%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.9%)
 3.875%, due 2/15/05.............     800,000       797,525
 5.00%, due 5/15/04..............      70,000        71,988
                                                -----------
                                                    869,513
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE
 PASS-THROUGH SECURITIES) (1.7%)
 5.50%, due 1/1/32...............     541,985       518,474
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.5%)
 7.00%, due 7/15/05..............      85,000        92,045
 7.125%, due 2/15/05.............      40,000        43,286
                                                -----------
                                                    135,331
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (15.5%)
 5.50%, due 12/1/16-1/1/17.......  $1,181,748   $ 1,173,906
 6.00%, due 10/1/16..............     227,960       231,126
 6.50%, due 6/1/31-10/1/31.......   1,171,514     1,186,702
 7.00%, due 2/1/32-4/1/32........   1,179,675     1,217,981
 7.50%, due 8/1/31...............     800,273       836,251
                                                -----------
                                                  4,645,966
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (8.6%)
 6.00%, due 2/15/29-1/15/32......   1,243,529     1,233,257
 6.50%, due 5/15/29..............     558,706       568,616
 7.50%, due 10/15/29.............     718,842       755,740
                                                -----------
                                                  2,557,613
                                                -----------
UNITED STATES TREASURY BONDS (5.7%)
 5.375%, due 2/15/31.............     305,000       295,326
 6.25%, due 8/15/23-5/15/30......     575,000       615,395
 6.875%, due 8/15/25.............     605,000       691,614
 7.50%, due 11/15/16.............      80,000        94,916
                                                -----------
                                                  1,697,251
                                                -----------
UNITED STATES TREASURY NOTES (8.7%)
 4.625%, due 5/15/06.............      90,000        91,199
 4.875%, due 2/15/12.............      55,000        54,080
 5.25%, due 8/15/03..............     525,000       542,657
 5.75%, due 8/15/10..............     335,000       350,847
 5.875%, due 2/15/04.............     240,000       251,681
 7.00%, due 7/15/06..............   1,185,000     1,305,583
                                                -----------
                                                  2,596,047
                                                -----------
Total U.S. Government & Federal
 Agencies
 (Cost $12,905,059)..............                13,020,195
                                                -----------
YANKEE BONDS (1.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
Call-Net Enterprises, Inc.
 10.625%, due 12/31/08...........       9,312         5,541
                                                -----------
HOTELS, RESTAURANTS & LEISURE (0.1%)
Sun International Hotels Ltd.
 9.00%, due 3/15/07..............      45,000        46,800
                                                -----------
MARINE (0.1%)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08.............      35,000        24,675
                                                -----------
MEDIA (0.8%)
British Sky Broadcasting Group
 PLC
 7.30%, due 10/15/06.............      45,000        44,647

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

YANKEE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
MEDIA (CONTINUED)
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07............  $   65,000   $    60,775
Rogers Cablesystem Ltd.
 10.125%, due 9/1/12.............      60,000        62,925
 11.00%, due 12/1/15.............      20,000        22,450
TDL Infomedia Holdings Ltd.
 (zero coupon), due 10/15/10
 15.50%, beginning 10/15/04......      40,000        32,250
United Pan-Europe Communications
 N.V.
 Series B
 11.25%, due 2/1/10 (e)..........     170,000        22,100
                                                -----------
                                                    245,147
                                                -----------
METALS & MINING (0.1%)
Normandy Yandal Operations Ltd.
 8.875%, due 4/1/08..............      35,000        35,744
                                                -----------
OIL & GAS (0.1%)
Triton Energy Ltd.
 8.875%, due 10/1/07.............      15,000        16,500
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Millicom International Cellular
 S.A.
 13.50%, due 6/1/06..............      54,000        27,945
                                                -----------
Total Yankee Bonds
 (Cost $516,767).................                   402,352
                                                -----------
Total Long-Term Bonds
 (Cost $27,400,829)..............                27,039,594
                                                -----------

COMMON STOCK (0.0%) (b)
                                    SHARES
                                   ----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%) (b)
Call-Net Enterprises, Inc. (a)...         447         1,140
                                                -----------
Total Common Stock
 (Cost $134).....................                     1,140
                                                -----------
PREFERRED STOCK (0.2%)
REAL ESTATE INVESTMENT MANAGEMENT (0.2%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Series A (c)............          55        61,600
                                                -----------
Total Preferred Stock
 (Cost $49,625)..................                    61,600
                                                -----------
WARRANTS (0.0%) (b)
                                       SHARES         VALUE
                                   -----------------------
MEDIA (0.0%) (b)
Ono Finance PLC
 expire 2/15/11 (a)(c)...........          60   $         8
                                                -----------
Total Warrants
 (Cost $2,382)...................                         8
                                                -----------
SHORT-TERM INVESTMENT (3.2%)
INVESTMENT COMPANY (3.2%)
Merrill Lynch Premier
 Institutional Fund..............     965,000       965,000
                                                -----------
Total Short-Term Investment
 (Cost $965,000).................                   965,000
                                                -----------
Total Investments
 (Cost $28,417,970) (h)..........        93.9%   28,067,342(i)
Cash and Other Assets,
 Less Liabilities................         6.1     1,818,727
                                   ----------    ----------
Net Assets.......................       100.0%  $29,886,069
                                    =========    ==========

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Floating rate. Rate shown is the rate in effect at April 30, 2002.
(e)  Issue in default.
(f) CIK ("Cash in Kind") - interest payment is made with cash or additional securities.
(g) Partially segregated for foreign currency forward contracts.
(h) The cost stated also represents the aggregate cost for federal income tax purposes.
(i) At April 30, 2002 net unrealized depreciation was $350,628, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $436,144 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $786,772.
(j)  The following abbreviation is used in the above portfolio: SK - Swedish
     Krona

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $28,417,970)...............................  $28,067,342
 Cash denominated in foreign currencies (identified
   cost $18,424)...................................       18,428
 Cash..............................................    1,503,860
 Receivables:
   Investment securities sold......................    1,130,099
   Dividends and interest..........................      378,003
   Fund shares sold................................       38,964
 Unrealized appreciation on foreign currency
   forward contracts (Note 2(J))...................        5,003
 Other assets......................................        6,799
                                                     -----------
       Total assets................................   31,148,498
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,088,417
   Foreign currency forward contracts closed.......       12,051
   Manager.........................................        9,658
   Custodian.......................................        8,329
   Transfer agent..................................        2,121
   Fund shares redeemed............................           32
 Accrued expenses..................................       15,837
 Unrealized depreciation on foreign currency
   forward contracts (Note 2(J))...................        1,421
 Dividend payable..................................      124,563
                                                     -----------
       Total liabilities...........................    1,262,429
                                                     -----------
 Net assets........................................  $29,886,069
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,016
 Additional paid-in capital........................   30,184,397
 Accumulated net investment loss...................       (1,218)
 Accumulated undistributed net realized gain on
   investments.....................................       58,485
 Accumulated net realized loss on foreign currency
   transactions....................................      (11,570)
 Net unrealized depreciation on investments........     (350,628)
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................        3,587
                                                     -----------
 Net assets........................................  $29,886,069
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $29,886,069
                                                     ===========
 Shares of capital stock outstanding...............    3,016,053
                                                     ===========
 Net asset value per share outstanding.............  $      9.91
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest........................................  $   831,187
   Dividends.......................................        2,596
                                                     -----------
       Total income................................      833,783
                                                     -----------
 Expenses:
   Manager.........................................       81,166
   Professional....................................       12,975
   Transfer agent..................................        6,586
   Registration....................................        6,379
   Portfolio pricing...............................        4,687
   Custodian.......................................        2,421
   Shareholder communication.......................        1,864
   Directors.......................................          758
   Miscellaneous...................................        2,969
                                                     -----------
       Total expenses before reimbursement.........      119,805
   Expense reimbursement from Manager..............      (25,112)
                                                     -----------
       Net expenses................................       94,693
                                                     -----------
 Net investment income.............................      739,090
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions...........................       58,485
   Foreign currency transactions...................      (11,570)
                                                     -----------
 Net realized gain on investments and foreign
   currency transactions...........................       46,915
                                                     -----------
 Net change in unrealized appreciation on
   investments:
   Security transactions...........................     (833,602)
   Translation of other assets and liabilities in
     foreign currencies and foreign currency
     forward contracts.............................       (1,742)
                                                     -----------
 Net unrealized loss on investments and foreign
   currency transactions...........................     (835,344)
                                                     -----------
 Net realized and unrealized loss on investments
   and foreign currency transactions...............     (788,429)
                                                     -----------
 Net decrease in net assets resulting from
   operations......................................  $   (49,339)
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the period January 2, 2001 through October 31, 2001

                                                                 2002          2001
                                                              -----------   -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   739,090   $ 1,241,545
    Net realized gain on investments and foreign currency
     transactions...........................................       46,915       254,407
    Net change in unrealized appreciation on investments and
     foreign currency transactions..........................     (835,344)      488,303
                                                              -----------   -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................      (49,339)    1,984,255
                                                              -----------   -----------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................   (1,496,338)     (480,458)
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................     (259,464)          --
                                                              -----------   -----------
        Total dividends and distributions to shareholders...   (1,755,802)     (480,458)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    6,930,852    25,268,036
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................       68,082         3,457
                                                              -----------   -----------
                                                                6,998,934    25,271,493
    Cost of shares redeemed:
      No-Load Class.........................................   (2,083,014)          --
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................    4,915,920    25,271,493
                                                              -----------   -----------
      Net increase in net assets............................    3,110,779    26,775,290
NET ASSETS:
  Beginning of period.......................................   26,775,290           --
                                                              -----------   -----------
  End of period.............................................  $29,886,069   $26,775,290
                                                              ===========   ===========
  Accumulated undistributed net investment income (loss) at
    end of period...........................................  $    (1,218)  $   756,030
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         NO-LOAD CLASS
                                                              -----------------------------------
                                                                 SIX MONTHS      JANUARY 2, 2001*
                                                                   ENDED             THROUGH
                                                              APRIL 30, 2002**   OCTOBER 31, 2001
                                                              ----------------   ----------------
Net asset value at beginning of period......................      $ 10.60            $ 10.00
                                                                  -------            -------
Net investment income.......................................         0.26               0.49
Net realized and unrealized gain (loss) on investments......        (0.27)              0.30
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................        (0.01)              0.00(a)
                                                                  -------            -------
Total from investment operations............................        (0.02)              0.79
                                                                  -------            -------
Less dividends and distributions:
From net investment income..................................        (0.57)             (0.19)
From net realized gain on investments.......................        (0.10)               --
                                                                  -------            -------
Total dividends and distributions...........................        (0.67)             (0.19)
                                                                  -------            -------
Net asset value at end of period............................      $  9.91            $ 10.60
                                                                  =======            =======
Total investment return.....................................        (0.18%)(b)          7.95%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.46%+             5.84%+
  Net expenses..............................................         0.70%+             0.70%+
  Expenses (before reimbursement)...........................         0.89%+             1.02%+
Portfolio turnover rate.....................................           76%               205%
Net assets at end of period (in 000's)......................      $29,886            $26,775

------------
 *  Commencement of Operations.
**  Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Indexed Bond Fund
--------------------------------------------------------------------------------

In the last two months of 2001, the Federal Reserve lowered the targeted federal funds rate twice, to just 1.75%, its lowest level in several decades. In the first four months of 2002, however, the Federal Reserve left the targeted federal funds rate unchanged as evidence began to mount that the string of 11 easing moves in 2001 was having a positive effect on the economy.

In the fourth quarter of 2001, real gross domestic product rose by 1.7% and preliminary figures suggest that the increase in the first quarter of 2002 was even more substantial. Despite this increase, however, high unemployment figures and a weak stock market left investors uncertain regarding how long it would take for the economic recovery to gain momentum.

Over the six months ended April 30, 2002, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index,(1) was virtually flat, returning -0.03%. Behind this essentially neutral return, however, were significant differences among various asset classes, positions on the Treasury yield curve, credit rat-ings, industries, and issuers. The yields on recently issued two-year Treasuries rose 70 basis points over the six-month period. Recently issued 30-year Treasuries saw yields rise 72 basis points over the same time frame. These yield increases caused Treasuries in general to be the worst-performing sector of the SSB BIG Bond Index over the reporting period.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Indexed Bond Fund returned -0.40% for No-Load Class shares and -0.48% for Service Class shares. Both share classes outperformed the -1.22% return of the average Lipper(2) general U.S. government fund over the same period. Both share classes underperformed the -0.03% return of the SSB BIG Bond Index over the same period. Since the Fund faces real-world expenses that a hypothetical index does not, there may be times when the Fund underperforms the Index. In addition, the Fund's performance may vary from that of the Index because the Fund only holds a representative sampling of Index securities.

No-Load Class shares of Eclipse Indexed Bond Fund were rated four stars overall out of 1,886 taxable bond funds by Morningstar(3) as of April 30, 2002. The Fund's No-Load Class shares were rated four stars out of 1,886 taxable bond funds for the three-year period then ended, four stars out of 1,441 taxable bond funds for the five-year period then ended, and three stars out of 467 taxable bond funds for the 10-year period then ended.

SECTOR-BY-SECTOR RESULTS

As noted, Treasuries were the worst-performing sector in the SSB BIG Bond Index during the reporting period, returning -1.88% overall. Longer-duration Treasuries, however, have greater price sensitivity and therefore provided weaker results. Ten-year and longer Treasury securities returned -4.65%, compared to -0.80% for the three-to-seven year Treasury sector and +0.95% for one-to-three year Treasuries.

Sectors that typically offer yield spreads to Treasuries--such as agencies, mortgage-backed securities, asset-backed bonds, and corporate bonds--all had positive excess returns due to their higher yields and tightening yield spreads. On a total return basis, the strongest-performing sector was mortgage-backed securities, which returned 1.62% for the six-month reporting period. The shorter duration of mortgage-backed securities contributed to their relative outperformance.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds seek to match their indices, unlike other funds, which generally seek to beat an index or indices.
(1) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

--------------------------------------------------------------------------------

On an excess return basis, corporate bonds were the best-performing asset class, returning 136 basis points more than comparable Treasury securities. Tightening spreads contributed to the strong performance. There were, however, significant differences in performance among various issuers and industries. Credit events, such as those at Enron and WorldCom, resulted in particularly poor performance for both these issuers and their industries. Telecommunications was the worst-performing sector overall, returning -10.41% over the six-month reporting period, compared to the credit sector overall, which returned -0.44%.

MIRRORING THE INDEX

The Fund does not seek to outperform the Index. Instead it seeks to reflect the overall performance of the Index by holding a representative sampling of the securities the Index contains. At the end of April 2002, the Fund closely reflected the makeup of the SSB BIG Bond Index. The Fund's weightings by asset class were within 2% of the Index based on market value. The effective duration of the Fund was 4.50% versus 4.58% for the SSB BIG Bond Index. The market-value weighted yield-to-maturity of the Fund was 5.31% as of April 30, 2002, compared to 5.51% for the SSB BIG Bond Index. Since approximately 75% of the Index is invested in Treasuries, agencies, mortgage-backed securities and AAA-rated corporate issues, as of April 30, 2002, the average credit rating for both the Fund and the Index was Aaa/ AAA.(4)

Transactions in the Fund are designed primarily to decrease exposure differences in the portfolio relative to the benchmark. Although it is necessary to overweight some positions due to the use of sampling techniques, the resulting mismatches can be minimized. Doing so is particularly important in certain sectors, such as corporate bonds, where the downside risk is often greater than the upside potential. The Fund has continued to diversify corporate holdings with a focus on purchasing names with a larger representation in the SSB BIG Bond Index.

LOOKING AHEAD

We expect to continue to pursue broad diversification among corporate issues going forward. With mixed economic signals, it is not clear when the momentum of the recovery will motivate the Federal Reserve to begin tightening interest rates, but there are indications that the market believes tightening could begin by the end of 2002. Rising interest rates could have a negative impact on bond prices, and hence on total returns.

Regardless of what the economy or the markets do, however, the Fund will continue to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the SSB BIG Bond Index.

BRETT CHAPPELL
ERIC GREENMAN
Portfolio Managers

New York Life Investment Management LLC

--------------------------------------------------------------------------------
(4) Bonds rated AAA by Standard & Poor's have the highest quality rating, and according to Standard & Poor's, the obligor's capacity to meet its financial obligations is extremely strong. Bonds rated Aaa by Moody's Investors Service, Inc. are judged to be of the best quality. According to Moody's, they carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                              $10,000 INVESTED IN
                        ECLIPSE INDEXED BOND FUND VERSUS
                      SALOMON SMITH BARNEY BIG BOND INDEX



                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY BIG BOND
                                                                 ECLIPSE INDEXED BOND FUND                    INDEX
                                                                 -------------------------        -----------------------------
4/30/92                                                                 $ 10,000.00                         $ 10,000.00
93                                                                        11,805.00                           11,341.00
94                                                                        11,398.00                           11,453.00
95                                                                        11,458.00                           12,284.00
96                                                                        13,801.00                           13,334.00
97                                                                        15,045.00                           14,294.00
98                                                                        16,280.00                           15,863.00
99                                                                        15,925.00                           16,863.00
00                                                                        17,774.00                           17,061.00
01                                                                        19,109.00                           19,172.00
4/30/02                                                                   19,423.00                           20,676.00


Source: Bloomberg, 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

                              $10,000 INVESTED IN
                        ECLIPSE INDEXED BOND FUND VERSUS
                      SALOMON SMITH BARNEY BIG BOND INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY BIG BOND
                                                                 ECLIPSE INDEXED BOND FUND                    INDEX
                                                                 -------------------------        -----------------------------
4/30/92                                                                 $ 10,000.00                         $ 10,000.00
93                                                                        11,805.00                           11,341.00
94                                                                        11,398.00                           11,453.00
95                                                                        13,447.00                           12,284.00
96                                                                        13,761.00                           13,334.00
97                                                                        14,965.00                           14,294.00
98                                                                        16,141.00                           15,863.00
99                                                                        15,760.00                           16,863.00
00                                                                        17,534.00                           17,061.00
01                                                                        18,821.00                           19,172.00
4/30/02                                                                   19,114.00                           20,676.00

                                                 TOTAL RETURNS*        AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                   AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
------------------------------------------------------------------------------------------------------
                                              SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
------------------------------------------------------------------------------------------------------
Eclipse Indexed Bond Fund No-Load Class             -0.40%            7.12%       6.91%       6.86%
Eclipse Indexed Bond Fund Service Class(+)           -0.48             6.95        6.65        6.69
Average Lipper general U.S. government
 fund(++)                                            -1.22             6.98        6.69        6.61
Salomon Smith Barney BIG Bond Index(sec.)            -0.03             7.85        7.66        7.53

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

YEAR ENDED                                                                    TOTAL
DECEMBER 31                                                                  RETURN*
-----------                                                                  -------
1992                                                                           7.09%
1993                                                                           9.64
1994                                                                          -3.44
1995                                                                          18.07
1996                                                                           2.55
1997                                                                           9.01
1998                                                                           8.21
10 months ended October 31 1999                                               -1.56
Year ended October 31 2000                                                     7.27
Year ended October 31 2001                                                    13.44
Six months ended April 30 2002                                                -0.40

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.
++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
sec. The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered to be representative of the U.S. bond market. Returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

LONG-TERM INVESTMENTS (91.7%)+
CORPORATE BONDS (17.0%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ----------------------
AEROSPACE & DEFENSE (0.6%)
Lockheed Martin Corp.
 7.25%, due 5/15/06..............  $  250,000   $   266,205
United Technologies Corp.
 6.35%, due 3/1/11...............     250,000       256,276
                                                -----------
                                                    522,481
                                                -----------
AUTO LEASES (0.5%)
General Motors Acceptance Corp.
 6.125%, due 9/15/06.............     250,000       252,890
 8.00%, due 11/1/31..............     250,000       262,092
                                                -----------
                                                    514,982
                                                -----------
AUTOMOBILES (0.3%)
DaimlerChrysler NA Holding Corp.
 6.40%, due 5/15/06..............     250,000       255,375
                                                -----------
BANKS (1.6%)
Bank of America Corp.
 7.40%, due 1/15/11..............     500,000       538,322
Bank One Corp.
 6.875%, due 8/1/06..............     250,000       265,474
JP Morgan Chase & Co.
 6.75%, due 2/1/11...............     250,000       253,220
Wachovia Corp.
 4.95%, due 11/1/06..............     250,000       247,761
Wells Fargo Bank NA
 6.45%, due 2/1/11...............     250,000       256,086
                                                -----------
                                                  1,560,863
                                                -----------
BEVERAGES (0.3%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22...............     252,000       299,204
                                                -----------
CHEMICALS (0.5%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04.............     403,000       436,151
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Hertz Corp. (The)
 7.00%, due 7/15/03..............     353,000       357,472
                                                -----------
DIVERSIFIED FINANCIALS (4.4%)
Boeing Capital Corp.
 6.50%, due 2/15/12..............     250,000       255,380
CitiFinancial Credit Co.
 8.70%, due 6/15/10..............     227,000       259,736
Duke Capital Corp., Series A
 6.25%, due 7/15/05..............     604,000       632,136
EOP Operating LP
 7.75%, due 11/15/07.............     175,000       187,179
Ford Motor Credit Co.
 6.50%, due 1/25/07..............     250,000       248,377
 7.875%, due 6/15/10.............     504,000       522,034

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   ----------------------

CORPORATE BONDS (17.0%)
DIVERSIFIED FINANCIALS (CONTINUED)
General Electric Capital Corp.
 Series A
 7.50%, due 5/15/05..............  $  504,000   $   550,470
Goldman Sachs Group, Inc. (The)
 6.60%, due 1/15/12..............     250,000       248,468
Household Finance Corp.
 6.375%, due 10/15/11............     250,000       241,254
KFW International Finance Inc.
 Series DTC
 4.75%, due 1/24/07..............     250,000       247,984
Morgan Stanley Dean Witter & Co.
 6.10%, due 4/15/06..............     250,000       257,269
Salomon, Smith Barney Holdings
 Inc.
 6.875%, due 6/15/05.............     504,000       536,818
                                                -----------
                                                  4,187,105
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.9%)
AT&T Corp.
 6.50%, due 11/15/06 (a).........     250,000       239,525
BellSouth Corp.
 6.00%, due 10/15/11.............     250,000       241,385
Qwest Capital Funding Inc.
 7.25%, due 2/15/11..............     300,000       217,691
SBC Communications Inc.
 6.25%, due 3/15/11..............     250,000       246,259
Sprint Corp.
 9.50%, due 4/1/03...............     504,000       531,071
Verizon Global Funding Corp.
 7.75%, due 12/1/30..............     250,000       247,228
WorldCom, Inc. -- WorldCom Group
 7.50%, due 5/15/11..............     250,000       117,500
                                                -----------
                                                  1,840,659
                                                -----------
ELECTRIC UTILITIES (0.7%)
Progress Energy, Inc.
 6.75%, due 3/1/06...............     270,000       279,795
TXU US Holdings Co.
 8.25%, due 4/1/04...............     403,000       428,778
                                                -----------
                                                    708,573
                                                -----------
GAS UTILITIES (0.3%)
El Paso Corp.
 6.95%, due 12/15/07.............     250,000       254,388
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Aetna Inc.
 7.625%, due 8/15/26.............     254,000       272,903
                                                -----------
INDUSTRIAL CONGLOMERATES (0.6%)
Textron Inc.
 6.375%, due 7/15/04.............     504,000       522,547
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   ----------------------
MACHINERY (0.3%)
Caterpillar, Inc.
 9.00%, due 4/15/06..............  $  252,000   $   286,119
                                                -----------
MEDIA (2.0%)
Comcast Cable Communications
 6.375%, due 1/30/06.............     550,000       551,826
Cox Communications, Inc.
 6.50%, due 11/15/02.............     604,000       611,339
TCI Communications, Inc.
 8.00%, due 8/1/05...............     250,000       263,579
Time Warner Inc.
 6.625%, due 5/15/29.............     250,000       206,181
Walt Disney Co. (The), Series B
 6.75%, due 3/30/06..............     302,000       316,759
                                                -----------
                                                  1,949,684
                                                -----------
OIL & GAS (1.7%)
Anadarko Petroleum Corp.
 5.375%, due 3/1/07..............     250,000       247,961
Burlington Resources Inc.
 7.375%, due 3/1/29..............     254,000       251,225
Conoco Funding Co.
 6.35%, due 10/15/11.............     250,000       252,801
Marathon Oil Corp.
 7.20%, due 2/15/04..............     554,000       583,251
Texaco Capital Inc.
 9.75%, due 3/15/20..............     176,000       235,022
                                                -----------
                                                  1,570,260
                                                -----------
PAPER & FOREST PRODUCTS (0.3%)
Scott Paper Co.
 7.00%, due 8/15/23..............     327,000       332,001
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
AT&T Wireless Services, Inc.
 7.35%, due 3/1/06...............     250,000       249,889
                                                -----------
Total Corporate Bonds
 (Cost $15,973,814)..............                16,120,656
                                                -----------
INTERNATIONAL CORPORATE BONDS (1.6%)
BANKS--MONEY CENTER (1.6%)
ABN-Amro Bank, NV
 Chicago Branch
 7.55%, due 6/28/06..............     403,000       438,098
Bayerische Landesbank
 Girozentrale New York Branch
 6.20%, due 2/9/06...............     957,000       978,311
International Bank for
 Reconstruction & Development
 (zero coupon), due 3/11/31......     504,000        78,232
                                                -----------
Total International Corporate
 Bonds
 (Cost $1,439,113)...............                 1,494,641
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -------------------------
        U.S. GOVERNMENT & FEDERAL AGENCIES (67.1%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.9%)
 (zero coupon), due 12/11/25.....  $  504,000   $   104,105
 3.50%, due 9/15/03..............   4,500,000     4,524,458
 5.75%, due 1/15/12..............   1,000,000       998,831
                                                -----------
                                                  5,627,394
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (13.8%)
 5.50%, due 3/1/17...............     996,465       990,767
 6.00%, due 9/1/02-6/1/32........   2,414,876     2,422,268
 6.00%, due 5/13/32 TBA (b)......     500,000       494,062
 6.50%, due 4/1/11-1/1/32........   4,122,298     4,197,062
 6.50%, due 5/13/32 TBA (b)......     500,000       506,250
 7.00%, due 8/1/03-10/1/31.......   1,834,326     1,897,630
 7.00%, due 5/13/32 TBA (b)......   2,000,000     2,061,876
 7.50%, due 9/1/11-2/1/30........     446,815       469,579
 8.00%, due 7/1/26...............      76,248        81,196
                                                -----------
                                                 13,120,690
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.2%)
 (zero coupon), due 7/5/14.......   1,259,000       582,291
 5.00%, due 1/15/07..............   1,500,000     1,509,203
 6.00%, due 12/15/05.............   3,000,000     3,153,501
 6.21%, due 8/6/38...............     475,000       466,736
 7.25%, due 1/15/10..............   1,007,000     1,119,269
                                                -----------
                                                  6,831,000
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (16.1%)
 5.50%, due 3/1/05...............     343,433       351,677
 6.00%, due 6/1/16-5/1/32........   4,298,347     4,298,645
 6.50%, due 7/1/03-5/13/32.......   4,710,679     4,797,437
 6.50%, due 5/13/32 TBA (b)......   1,000,000     1,011,562
 7.00%, due 5/1/11-1/1/28........     720,884       750,608
 7.00%, due 5/13/32 TBA (b)......   1,000,000     1,031,250
 7.50%, due 11/1/26-8/1/31.......   1,866,077     1,951,767
 8.00%, due 7/1/07-1/1/28........     678,538       721,674
 9.50%, due 3/1/16-9/1/19........     343,167       375,624
                                                -----------
                                                 15,290,244
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.0%)
 6.00%, due 1/15/32..............     996,713       987,151
 6.50%, due 2/15/29-8/15/29......   1,946,864     1,979,877
 7.00%, due 3/15/07-8/20/31......   2,104,351     2,176,174
 7.50%, due 8/15/08-10/15/30.....   1,267,014     1,333,302
 8.00%, due 6/15/26-9/15/27......      80,539        86,018
 8.50%, due 7/15/26-11/15/26.....      88,633        95,969
                                                -----------
                                                  6,658,491
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   ----------------------
UNITED STATES TREASURY BONDS (7.8%)
 6.00%, due 2/15/26..............  $2,500,000   $ 2,580,078
 6.25%, due 5/15/30..............   1,007,000     1,081,660
 7.50%, due 11/15/16.............     403,000       478,137
 8.50%, due 2/15/20..............     201,000       263,373
 8.75%, due 5/15/17-8/15/20......     756,000     1,008,788
 8.875%, due 2/15/19.............     302,000       405,730
 9.875%, due 11/15/15............     302,000       426,693
 10.375%, due 11/15/12...........     252,000       319,715
 11.25%, due 2/15/15.............     201,000       307,734
 11.875%, due 11/15/03...........     252,000       286,030
 12.75%, due 11/15/10............     201,000       256,801
                                                -----------
                                                  7,414,739
                                                -----------
UNITED STATES TREASURY NOTES (9.3%)
 4.75%, due 11/15/08.............   1,007,000     1,003,617
 4.875%, due 2/15/12.............   1,000,000       983,281
 5.00%, due 2/15/11..............     648,000       644,456
 5.25%, due 5/15/04..............   1,511,000     1,570,496
 5.625%, due 12/31/02............     201,000       205,829
 5.75%, due 8/15/03..............     806,000       838,177
 6.00%, due 8/15/09..............     327,000       348,153
 6.125%, due 8/15/07.............     705,000       754,818
 6.25%, due 2/15/03..............     554,000       571,767
 6.75%, due 5/15/05..............   1,511,000     1,635,304
 7.50%, due 2/15/05..............     302,000       332,318
                                                -----------
                                                  8,888,216
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $62,101,636)..............                63,830,774(d)
                                                -----------
YANKEE BONDS (6.0%)

BANKS (1.1%)
Australia & New Zealand Banking
 Group, Ltd.
 7.55%, due 9/15/06..............     353,000       380,592
Inter-American Development Bank
 6.80%, due 10/15/25.............     604,000       632,161
                                                -----------
                                                  1,012,753
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Deutsche Telekom International
 Finance
 7.75%, due 6/15/05..............     250,000       263,623
France Telecom SA
 7.70%, due 3/1/06...............     250,000       254,839
                                                -----------
                                                    518,462
                                                -----------
ELECTRIC UTILITIES (0.3%)
Hydro-Quebec, Series JL
 6.30%, due 5/11/11..............     250,000       256,861
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   ----------------------

FOREIGN GOVERNMENTS (3.3%)
Ontario (Province of)
 6.00%, due 2/21/06..............  $1,511,000   $ 1,578,028
Quebec (Government of)
 6.125%, due 1/22/11.............   1,007,000     1,024,014
 7.50%, due 7/15/23..............     302,000       331,022
Republic of Italy, Series DTC
 4.375%, due 10/25/06............     250,000       244,199
                                                -----------
                                                  3,177,263
                                                -----------
INDUSTRIAL CONGLOMERATES (0.2%)
Tyco International Ltd.
 6.375%, due 10/15/11............     250,000       198,865
                                                -----------
INSURANCE (0.3%)
AXA Group
 8.60%, due 12/15/30.............     255,000       289,240
                                                -----------
WIRELESS TELECOMMUNICATION SERVICES (0.3%)
British Telecommunications PLC
 8.375%, due 12/15/10............     250,000       273,742
                                                -----------
Total Yankee Bonds
 (Cost $5,526,918)...............                 5,727,186
                                                -----------
Total Long-Term Investments
 (Cost $85,041,481)..............                87,173,257
                                                -----------
SHORT-TERM INVESTMENTS (13.0%)

COMMERCIAL PAPER (12.8%)
Alcoa Inc.
 1.85%, due 5/1/02 (c)...........   2,126,000     2,126,000
American Express Credit Corp.
 1.92%, due 5/1/02 (c)...........   3,000,000     3,000,000
Motiva Enterprises LLC
 1.73%, due 5/7/02 (c)...........   3,000,000     2,999,135
Salomon, Smith Barney Holdings
 1.70%, due 5/1/02 (c)...........   4,000,000     4,000,000
                                                -----------
Total Commercial Paper
 (Cost $12,125,135)..............                12,125,135
                                                -----------
U.S. GOVERNMENT (0.2%)
United States Treasury Bill
 1.69%, due 7/18/02 (c)..........     200,000       199,267
                                                -----------
Total U.S. Government
 (Cost $199,267).................                   199,267
                                                -----------
Total Short-Term Investments
 (Cost $12,324,402)..............                12,324,402
                                                -----------
Total Investments
 (Cost $97,365,883)(e)...........       104.7%   99,497,659(f)
Liabilities in Excess of
 Cash and Other Assets...........        (4.7)   (4,434,454)
                                   ----------    ----------
Net Assets.......................       100.0%  $95,063,205
                                   ==========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

FUTURES CONTRACTS (0.0%)(g)
                             CONTRACTS    UNREALIZED
                              LONG       APPRECIATION(h)
                             -----------------------------
United States Treasury Note
 June 2002 (5 Year)........      68          $ 114,054
                                             ---------
Total Futures Contracts
 (Settlement Value
 $7,211,187) (d)...........                  $ 114,054
                                             =========

------------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
(c) Segregated or partially segregated as collateral for futures contracts.
(d)The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 74.7% of net assets.
(e) The cost for federal income tax purposes is $97,608,052.
(f) At April 30, 2002 net unrealized appreciation was $1,889,607, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,778,678 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $889,071.
(g) Less than one tenth of a percent.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost. $97,365,883)                                $99,497,659
 Cash..............................................          402
 Receivables:
   Investment securities sold......................    5,153,000
   Interest........................................    1,039,369
   Fund shares sold................................       88,786
 Other assets......................................       10,916
                                                     -----------

       Total assets................................  105,790,132
                                                     -----------

LIABILITIES:
 Payables:
   Investment securities purchased.................   10,172,996
   Fund shares redeemed............................       38,669
   Manager.........................................       22,845
   Custodian.......................................        8,041
   Variation margin on futures contracts...........        7,590
   Transfer agent..................................        6,103
 Accrued expenses..................................       51,935
 Dividend payable..................................      418,748
                                                     -----------

       Total liabilities...........................   10,726,927
                                                     -----------

 Net assets........................................  $95,063,205
                                                     ===========

COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     7,745
   Service Class...................................        1,323
 Additional paid-in capital........................   98,160,151
 Accumulated undistributed net investment income...        1,882
 Accumulated net realized loss on investments and.
   futures contracts                                  (5,353,726)
 Net unrealized appreciation on investments and.
   futures contracts                                   2,245,830
                                                     -----------

 Net assets........................................  $95,063,205
                                                     ===========

No-Load Class
 Net assets applicable to outstanding shares.......  $81,196,757
                                                     ===========

 Shares of capital stock outstanding...............    7,744,805
                                                     ===========

 Net asset value per share outstanding.............  $     10.48
                                                     ===========

Service Class
 Net assets applicable to outstanding shares.......  $13,866,448
                                                     ===========

 Shares of capital stock outstanding...............    1,323,124
                                                     ===========

 Net asset value per share outstanding.............  $     10.48
                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended April 30, 2002

(Unaudited)



INVESTMENT INCOME:
 Income:
   Interest.................................................  $ 2,515,664
                                                              -----------

 Expenses:
   Manager..................................................      220,366
   Transfer agent...........................................       23,444
   Professional.............................................       22,831
   Custodian................................................       17,662
   Portfolio pricing........................................       15,399
   Service..................................................       13,333
   Registration.............................................        9,569
   Shareholder communication................................        6,697
   Directors................................................        2,581
   Miscellaneous............................................        8,186
                                                              -----------

       Total expenses before................................
        reimbursement                                             340,068
   Expense reimbursement from Manager.......................     (106,370)
                                                              -----------

       Net expenses.........................................      233,698
                                                              -----------
 Net investment income......................................    2,281,966
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions....................................       10,714
   Futures transactions.....................................      (47,072)
                                                              -----------
 Net realized loss on investments...........................      (36,358)
                                                              -----------
 Net change in unrealized appreciation on investments:
   Security transactions....................................   (2,470,396)
   Futures transactions.....................................       16,907
                                                              -----------
 Net unrealized loss on investments.........................   (2,453,489)
                                                              -----------
 Net realized and unrealized loss on investments............   (2,489,847)
                                                              -----------
 Net decrease in net assets resulting from operations.......  $  (207,881)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,281,966   $  6,449,261
    Net realized gain (loss) on investments and futures
     contracts..............................................       (36,358)     3,677,303
    Net change in unrealized appreciation (depreciation) on
     investments and futures contracts......................    (2,453,489)     4,107,979
                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................      (207,881)    14,234,543
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (4,913,254)   (10,282,298)
      Service Class.........................................      (576,148)      (431,142)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (5,489,402)   (10,713,440)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    20,056,439     32,726,573
      Service Class.........................................     5,935,531      8,425,841
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     4,550,749     10,244,464
      Service Class.........................................       517,531        431,138
                                                              ------------   ------------
                                                                31,060,250     51,828,016
    Cost of shares redeemed:
      No-Load Class.........................................   (20,177,221)   (99,999,022)
      Service Class.........................................    (2,482,425)    (2,656,851)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     8,400,604    (50,827,857)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................     2,703,321    (47,306,754)
NET ASSETS:
  Beginning of period.......................................    92,359,884    139,666,638
                                                              ------------   ------------
  End of period.............................................  $ 95,063,205   $ 92,359,884
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $      1,882   $  3,209,318
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                    NO-LOAD CLASS
                                -------------------------------------------------------------------------------------
                                SIX MONTHS                                JANUARY 1
                                  ENDED        YEAR ENDED OCTOBER 31       THROUGH         YEAR ENDED DECEMBER 31
                                APRIL 30,    -------------------------   OCTOBER 31,   ------------------------------
                                  2002**       2001             2000        1999*        1998       1997       1996
                                ----------   --------         --------   -----------   --------   --------   --------
Net asset value at beginning
 of period....................   $  11.21    $  10.73         $  10.76    $  10.93     $  10.74   $  10.52   $  10.99
                                 --------    --------         --------    --------     --------   --------   --------
Net investment income.........       0.27(c)     0.65(c)(d)       0.72        0.62         0.69       0.73       0.76
Net realized and unrealized
 gain (loss) on investments...      (0.33)       0.72             0.00(b)     (0.79)       0.19       0.22      (0.48)
                                 --------    --------         --------    --------     --------   --------   --------
Total from investment
 operations...................      (0.06)       1.37             0.72       (0.17)        0.88       0.95       0.28
                                 --------    --------         --------    --------     --------   --------   --------
Less dividends:
From net investment income....      (0.67)      (0.89)           (0.75)        --         (0.69)     (0.73)     (0.75)
                                 --------    --------         --------    --------     --------   --------   --------
Net asset value at end of
 period.......................   $  10.48    $  11.21         $  10.73    $  10.76     $  10.93   $  10.74   $  10.52
                                 ========    ========         ========    ========     ========   ========   ========
Total investment return.......      (0.40%)(a)    13.44%          7.27%      (1.56%)(a)     8.21%     9.01%      2.55%
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income........       5.21%+      6.00%(d)         6.63%       6.42%+       6.37%      6.60%      6.21%
 Net expenses.................       0.50%+      0.50%            0.50%       0.50%+       0.50%      0.50%      0.50%
 Expenses (before
   reimbursement).............       0.74%+      0.71%            0.63%       0.62%+       0.65%      0.65%      0.65%
Portfolio turnover rate.......         19%         57%              20%         31%          14%        32%       312%
Net assets at end of period
 (in 000's)...................   $ 81,197    $ 81,890         $136,033    $145,427     $156,244   $117,922   $109,482

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
** Unaudited.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD      SERVICE
                                                                   CLASS        CLASS
                                                                  -------      -------
Decrease net investment income..............................      ($0.02)      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02         0.02
Decrease ratio of net investment income.....................       (0.16%)      (0.15%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                      SERVICE CLASS
    ----------------------------------------------------------------------------------
    SIX MONTHS                             JANUARY 1
      ENDED      YEAR ENDED OCTOBER 31      THROUGH         YEAR ENDED DECEMBER 31
    APRIL 30,    ----------------------   OCTOBER 31,   ------------------------------
      2002**       2001          2000        1999*        1998       1997       1996
    ----------   --------      --------   -----------   --------   --------   --------
     $  11.19    $  10.70      $  10.74    $  10.92     $  10.74   $  10.52   $  10.99
     --------    --------      --------    --------     --------   --------   --------
         0.26(c)     0.62(c)(d)    0.67        0.61         0.66       0.70       0.74
        (0.32)       0.73          0.01       (0.79)        0.18       0.22      (0.48)
     --------    --------      --------    --------     --------   --------   --------
        (0.06)       1.35          0.68       (0.18)        0.84       0.92       0.26
     --------    --------      --------    --------     --------   --------   --------
        (0.65)      (0.86)        (0.72)        --         (0.66)     (0.70)     (0.73)
     --------    --------      --------    --------     --------   --------   --------
     $  10.48    $  11.19      $  10.70    $  10.74     $  10.92   $  10.74   $  10.52
     ========    ========      ========    ========     ========   ========   ========
        (0.48%)(a)  13.21%         6.87%      (1.65%)(a)    7.86%      8.75%      2.34%
         4.96%+      5.75%(d)      6.38%       6.17%+       6.12%      6.35%      5.96%
         0.75%+      0.75%         0.75%       0.75%+       0.75%      0.75%      0.75%
         0.99%+      0.96%         0.88%       0.87%+       0.90%      0.90%      0.90%
           19%         57%           20%         31%          14%        32%       312%
     $ 13,866    $ 10,470      $  3,634    $  3,345     $  3,881   $  3,015   $  2,764

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Short Term Bond Fund
--------------------------------------------------------------------------------

The recession that began in March of 2001, was relatively mild in terms of the decline in real gross domestic product. The Federal Reserve continued to ease monetary policy by lowering the targeted federal funds rate in both November and December of 2001. In March of 2002, the Fed moved to a neutral bias amid signs that economic conditions were starting to improve. Real GDP, which increased 1.7% in the fourth quarter of 2001, advanced 5.6% in the first quarter of 2002, according to preliminary estimates.

In the aftermath of the terrorist attacks on September 11, 2001, many investors turned to high-quality, short-term bonds seeking a potentially "safer haven" than the volatile stock market. As the military campaign in Afghanistan progressed and consumer confidence rebounded, stocks advanced and bonds in general tended to decline.

At year-end 2001, the yield on the two-year note was 3.05%, about 85 basis points higher than the low yield reached in the second week of November 2001. Rates continued to rise during the first quarter as more signs of an economic rebound became evident. The yield on the two-year note reached 3.73% in late March as investors began to expect the Fed to start raising rates as early as May. However, Treasuries rallied in April due to weaker-than-expected economic reports, a falling stock market, and turmoil in the corporate bond market. The yield on the two-year note declined 50 basis points for the month to close the reporting period at 3.23%.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Short Term Bond Fund No-Load Class shares returned -0.38% and Service Class shares returned -0.52%. Both share classes underperformed the 0.77% return of the average Lipper(1) short U.S. government fund over the same period. Both share classes also underperformed the 0.95% return of the Salomon Smith Barney 1-3 Year Treasury Index(2) for the six months ended April 30, 2002.

Both share classes of the Fund were rated four stars overall out of 1,886 taxable bond funds by Morningstar(3) as of April 30, 2002. Both share classes were rated four stars out of 1,886 taxable bond funds for the three-year period then ended and four stars out of 1,441 taxable bond funds for the five-year period then ended. No-Load Class shares were rated four stars out of 467 taxable bond funds for the 10-year period ended April 30, 2002.

STRATEGIC POSITIONING

In October 2001, the Fund reduced its agency holdings and raised its corporate bond holdings from 15% to 21% of the Fund's net assets. This benefited portfolio performance in the last two months of 2001, as corporate bonds tended to outperform Treasuries when spreads over Treasury securities tightened significantly in November and December of 2001. At the end of 2001, approximately 45% of the Fund's assets were invested in U.S. Treasuries, 38% in agency securities, and 15% in corporate bonds.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is generally considered to be representative of the U.S. short-term bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

--------------------------------------------------------------------------------

The Fund's emphasis on corporate bonds, however, did not work as well during the remainder of the semiannual reporting period. The telecommunications sector was the worst-performing sector in the bond market this year. The Fund held significant positions in Qwest Capital Funding and WorldCom, two telecommunications companies that detracted from the Fund's overall performance for the semiannual period. The Fund sold its holdings in Qwest Capital Funding at a loss in early March 2002.

In April 2002, WorldCom lowered its earnings forecast for 2002. Following the announcement, the company's bonds fell to distressed levels. The rating agencies reacted by downgrading the company's bonds to Baa2/BBB(4) and we believe that further downgrades may be forthcoming. We were surprised by the projected earnings decline from 2001 to 2002, and our opinion of the issue has changed. If the bonds experience a short-term rally, we believe it may be prudent to sell them and redeploy the assets in more productive ways.

At the end of April 2002, approximately 39% of the Fund's assets were invested in U.S. Treasury securities, 39% in agency securities, 13% in corporate bonds, 3% in asset-backed securities, and 6% in cash or cash equivalents.

LOOKING AHEAD

Recent productivity statistics point to an improving corporate profit outlook, which may improve cash flow and help narrow credit spreads on corporate issues. We will continue to look for opportunities among corporate and asset-backed securities.

We believe that the Federal Reserve will start to tighten monetary policy this summer. Whatever the markets or the economy may bring, the Fund will continue to seek to maximize total return consistent with liquidity, preservation of capital, and investment in short-term debt securities.

CHRISTOPHER HARMS
GARY GOODENOUGH
CLAUDE ATHAIDE, PH.D., CFA
Portfolio Managers
MacKay Shields LLC

--------------------------------------------------------------------------------
(4) Bonds that are rated Baa by Moody's Investors Service, Inc. are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). In the opinion of Moody's, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The modifier 2 indicates a midrange ranking within the generic ranking category. Debt rated BBB by Standard & Poor's exhibits adequate protection parameters. In the opinion of Standard & Poor's, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                              $10,000 INVESTED IN
                      ECLIPSE SHORT TERM BOND FUND VERSUS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX



                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX              ECLIPSE SHORT-TERM BOND FUND
                                                                       ---------------------       ----------------------------
4/30/92                                                                 $ 10,000.00                         $ 10,000.00
93                                                                        10,812.00                           11,090.00
94                                                                        10,989.00                           11,102.00
95                                                                        11,610.00                           12,243.00
96                                                                        12,399.00                           12,831.00
97                                                                        13,157.00                           13,618.00
98                                                                        14,096.00                           14,485.00
99                                                                        14,932.00                           14,833.00
00                                                                        15,472.00                           16,037.00
01                                                                        16,694.00                           17,306.00
4/30/02                                                                   18,031.00                           17,298.00

Source: Bloomberg, 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

                              $10,000 INVESTED IN
                      ECLIPSE SHORT TERM BOND FUND VERSUS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX              ECLIPSE SHORT-TERM BOND FUND
                                                                       ---------------------       ----------------------------
4/30/92                                                                 $ 10,000.00                         $ 10,000.00
93                                                                        10,812.00                           11,090.00
94                                                                        10,989.00                           11,102.00
95                                                                        11,610.00                           12,220.00
96                                                                        12,399.00                           12,764.00
97                                                                        13,157.00                           13,528.00
98                                                                        14,096.00                           14,337.00
99                                                                        14,932.00                           14,659.00
00                                                                        15,472.00                           15,794.00
01                                                                        16,694.00                           17,006.00
4/30/02                                                                   18,031.00                           16,983.00

                                                   TOTAL RETURNS*        AVERAGE ANNUAL TOTAL RETURNS*
                 PERFORMANCE                    AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
--------------------------------------------------------------------------------------------------------
                                                SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------
Eclipse Short Term Bond Fund No-Load Class             -0.38%            4.83%       5.87%       5.63%
Eclipse Short Term Bond Fund Service Class+            -0.52             4.49        5.59        5.44
Average Lipper short U.S. government fund++             0.77             5.45        5.70        5.40
Salomon Smith Barney 1-3 Year Treasury
 Index(sec.)                                            0.95             6.29        6.50        6.07

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

YEAR ENDED                                                                    TOTAL
DECEMBER 31                                                                  RETURN*
-----------                                                                  -------
1992                                                                           5.94%
1993                                                                           5.67
1994                                                                           0.11
1995                                                                          10.27
1996                                                                           4.81
1997                                                                           6.13
1998                                                                           6.37
10 months ended October 31 1999                                                2.12
Year ended October 31 2000                                                     6.05
Year ended October 31 2001                                                    10.68
Six months ended April 30 2002                                                -0.38

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is generally considered to be representative of the U.S. short-term bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

LONG-TERM BONDS (89.0%)+
ASSET-BACKED SECURITIES (2.8%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AUTO LEASES (1.3%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..............  $  425,000   $   424,217
                                                -----------
AUTOMOBILES (1.5%)
Harley-Davidson Motorcycle Trust
 Series 2002-1 Class A2
 4.50%, due 1/15/10..............     500,000       499,030
                                                -----------
Total Asset-Backed Securities
 (Cost $924,831).................                   923,247
                                                -----------
CORPORATE BONDS (12.8%)

DIVERSIFIED FINANCIALS (2.6%)
Ford Motor Credit Co.
 2.30%, due 6/20/03 (b)..........     220,000       217,346
Wells Fargo Financial, Inc.
 5.45%, due 5/3/04...............     630,000       649,017
                                                -----------
                                                    866,363
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
Sprint Capital Corp.
 5.875%, due 5/1/04..............     500,000       475,278
WorldCom, Inc. - WorldCom Group
 6.50%, due 5/15/04..............     830,000       489,700
                                                -----------
                                                    964,978
                                                -----------
ELECTRIC UTILITIES (1.9%)
Consumers Energy Co.
 6.00%, due 3/15/05..............     625,000       636,391
                                                -----------
OIL & GAS (1.8%)
Conoco Inc.
 5.90%, due 4/15/04..............     585,000       604,940
                                                -----------
PAPER & FOREST PRODUCTS (3.6%)
International Paper Co.
 8.00%, due 7/8/03...............     650,000       681,611
Weyerhaeuser Co.
 5.50%, due 3/15/05 (a)..........     500,000       506,037
                                                -----------
                                                  1,187,648
                                                -----------
Total Corporate Bonds
 (Cost $4,552,203)...............                 4,260,320
                                                -----------

COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATION) (1.2%)
Morgan Stanley Capital I, Inc.
 Series 1998-HF2 Class A1
 6.01%, due 11/15/30.............     387,812       401,705
                                                -----------
Total Mortgage-Backed Security
 (Cost $401,903).................                   401,705
                                                -----------


                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (72.2%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (17.3%)
 3.75%, due 4/15/04..............  $1,700,000   $ 1,709,010
 3.875%, due 2/15/05.............   1,090,000     1,086,627
 5.25%, due 2/15/04..............   2,880,000     2,968,393
                                                -----------
                                                  5,764,030
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (21.6%)
 3.90%, due 4/29/04..............   1,025,000     1,030,591
 4.20%, due 10/29/04.............   1,000,000     1,007,124
 5.125%, due 2/13/04.............   2,195,000     2,258,622
 5.25%, due 3/22/07-4/15/07......   2,875,000     2,916,587
                                                -----------
                                                  7,212,924
                                                -----------
UNITED STATES TREASURY BONDS (4.0%)
 10.75%, due 5/15/03 (c).........     550,000       597,115
 12.375%, due 5/15/04 (c)........     640,000       754,200
                                                -----------
                                                  1,351,315
                                                -----------
UNITED STATES TREASURY NOTES (29.3%)
 3.375%, due 1/15/07 (d).........   1,500,000     1,745,930
 3.625%, due 7/15/02 (d).........   1,310,000     1,476,378
 5.25%, due 8/15/03 (c)..........   5,015,000     5,183,669
 5.50%, due 2/28/03..............     120,000       123,314
 5.875%, due 2/15/04.............   1,175,000     1,232,190
                                                -----------
                                                  9,761,481
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $23,848,407)..............                24,089,750
                                                -----------
Total Long-Term Bonds
 (Cost $29,727,344)..............                29,675,022
                                                -----------
SHORT-TERM INVESTMENTS (10.8%)

U.S. GOVERNMENT & FEDERAL AGENCY (8.6%)
Federal Home Loan Mortgage Corp.
 (Discount Note)
 1.66%, due 5/21/02..............   1,200,000   $ 1,198,893
United States Treasury Bill
 1.75%, due 5/16/02..............   1,675,000     1,673,852
                                                -----------
Total U.S. Government & Federal
 Agency
 (Cost $2,872,745)...............                 2,872,745
                                                -----------

---------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                       SHARES         VALUE
                                   -----------------------
INVESTMENT COMPANY (2.2%)
Merrill Lynch Premier
 Institutional Fund..............     728,710   $   728,710
                                                -----------
Total Investment Company
 (Cost $728,710).................                   728,710
                                                -----------
Total Short-Term Investments
 (Cost $3,601,455)...............                 3,601,455
                                                -----------
Total Investments
 (Cost $33,328,799) (e)..........        99.8%   33,276,477(f)
Cash and Other Assets, Less
 Liabilities.....................         0.2        57,645
                                   ----------   -----------
Net Assets.......................       100.0%  $33,334,122
                                   ==========   ===========

------------

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2002.
(c) Represents securities out on loan or a portion which is out on loan. (See Note 2(0))
(d) Treasury Inflation Indexed Security - Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index - Urban Consumers.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At April 30, 2002 net unrealized depreciation was
     $52,322, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $295,034 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $347,356.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value* (identified
   cost $33,328,799)...............................  $33,276,477
 Cash..............................................        2,123
 Collateral held for securities loaned at value
   (Note 2(O)).....................................    4,101,707
 Receivables:
   Investment securities sold......................    4,693,884
   Interest........................................      337,186
   Fund shares sold................................        5,393
 Other assets......................................       10,711
                                                     -----------
       Total assets................................   42,427,481
                                                     -----------
LIABILITIES:
 Securities lending collateral (Note 2(O)).........    4,101,707
 Payables:
   Investment securities purchased.................    4,851,684
   Transfer agent..................................       12,442
   Manager.........................................        9,105
   Fund shares redeemed............................        4,236
   Custodian.......................................        1,976
 Accrued expenses..................................       28,976
 Dividend payable..................................       83,233
                                                     -----------
       Total liabilities...........................    9,093,359
                                                     -----------
 Net assets........................................  $33,334,122
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,557
   Service Class...................................           85
 Additional paid-in capital........................   40,525,334
 Accumulated undistributed net investment income...          723
 Accumulated net realized loss on investments......   (7,143,255)
 Net unrealized depreciation on investments........      (52,322)
                                                     -----------
 Net assets........................................  $33,334,122
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $32,559,720
                                                     ===========
 Shares of capital stock outstanding...............    3,557,259
                                                     ===========
 Net asset value per share outstanding.............  $      9.15
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   774,402
                                                     ===========
 Shares of capital stock outstanding...............       84,777
                                                     ===========
 Net asset value per share outstanding.............  $      9.13
                                                     ===========

------------
* Includes securities on loan with an average cost of $3,810,316 and a market value of $3,832,027.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest..........................................  $ 626,433
                                                       ---------
 Expenses:
   Manager...........................................     96,492
   Transfer agent....................................     20,701
   Professional......................................     13,853
   Registration......................................      9,525
   Custodian.........................................      4,596
   Shareholder communication.........................      2,266
   Service...........................................      1,235
   Portfolio pricing.................................        908
   Directors.........................................        904
   Miscellaneous.....................................      9,270
                                                       ---------
       Total expenses before
        reimbursement................................    159,750
   Expense reimbursement from Manager................    (61,627)
                                                       ---------
       Net expenses..................................     98,123
                                                       ---------
 Net investment income...............................    528,310
                                                       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments....................     64,232
 Net change in unrealized appreciation on
   investments.......................................   (696,559)
                                                       ---------
 Net realized and unrealized loss on investments.....   (632,327)
                                                       ---------
 Net decrease in net assets resulting from
   operations........................................  $(104,017)
                                                       =========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                  2002           2001
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    528,310   $  1,583,098
    Net realized gain on investments........................        64,232      1,050,439
    Net change in unrealized appreciation (depreciation) on
     investments............................................      (696,559)       615,006
                                                              ------------   ------------
    Net increase (decrease) in net assets resulting from
     operations.............................................      (104,017)     3,248,543
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,268,726)    (2,463,845)
      Service Class.........................................       (39,052)       (77,591)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (1,307,778)    (2,541,436)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    10,042,350     16,197,874
      Service Class.........................................        42,490         63,869
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     1,186,977      2,462,037
      Service Class.........................................        37,278         77,588
                                                              ------------   ------------
                                                                11,309,095     18,801,368
    Cost of shares redeemed:
      No-Load Class.........................................    (7,366,729)   (20,423,000)
      Service Class.........................................      (293,881)      (195,446)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     3,648,485     (1,817,078)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................     2,236,690     (1,109,971)
NET ASSETS:
  Beginning of period.......................................    31,097,432     32,207,403
                                                              ------------   ------------
  End of period.............................................  $ 33,334,122   $ 31,097,432
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $        723   $    780,191
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                           NO-LOAD CLASS
                                  -----------------------------------------------------------------------------------------------
                                  SIX MONTHS                                    JANUARY 1
                                    ENDED          YEAR ENDED OCTOBER 31         THROUGH             YEAR ENDED DECEMBER 31
                                  APRIL 30,       -----------------------      OCTOBER 31,      ---------------------------------
                                    2002**         2001            2000           1999*          1998         1997         1996
                                  ----------      -------         -------      -----------      -------      -------      -------
Net asset value at beginning
 of period..................       $  9.57        $  9.36         $  9.63        $  9.43        $  9.39      $  9.48      $  9.68
                                   -------        -------         -------        -------        -------      -------      -------
Net investment income.......          0.15(a)        0.47(d)         0.57(a)        0.47           0.56         0.67         0.66
Net realized and unrealized
 gain (loss) on
 investments................         (0.19)          0.48           (0.03)         (0.27)          0.04        (0.09)       (0.20)
                                   -------        -------         -------        -------        -------      -------      -------
Total from investment
 operations.................         (0.04)          0.95            0.54           0.20           0.60         0.58         0.46
                                   -------        -------         -------        -------        -------      -------      -------
Less dividends from net
 investment income..........         (0.38)         (0.74)          (0.81)           --           (0.56)       (0.67)       (0.66)
                                   -------        -------         -------        -------        -------      -------      -------
Net asset value at end of
 period.....................       $  9.15        $  9.57         $  9.36        $  9.63        $  9.43      $  9.39      $  9.48
                                   =======        =======         =======        =======        =======      =======      =======
Total investment return.....         (0.38%)(b)     10.68%           6.05%          2.12%(b)       6.37%        6.13%        4.81%
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income......          3.29%+         4.93%(d)        6.20%          5.42%+         5.95%        6.24%        5.85%
 Net expenses...............          0.60%+         0.60%           0.61%(c)       0.60%+         0.60%        0.60%        0.60%
 Expenses (before
   reimbursement)...........          0.99%+         1.03%           0.99%          0.85%+         0.89%        0.82%        0.79%
Portfolio turnover rate.....           105%           149%            165%           105%           125%         153%         195%
Net assets at end of period
 (in 000's).................       $32,560        $30,065         $31,146        $48,150        $42,219      $46,674      $57,805

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
(c) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(d) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000 have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.12)      ($0.11)
Increase net realized and unrealized gains and losses.......    0.12         0.11
Decrease ratio of net investment income.....................   (1.26%)      (1.20%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                    SERVICE CLASS
    ------------------------------------------------------------------------------
    SIX MONTHS                            JANUARY 1
      ENDED      YEAR ENDED OCTOBER 31     THROUGH       YEAR ENDED DECEMBER 31
    APRIL 30,    ---------------------   OCTOBER 31,   ---------------------------
      2002**       2001        2000         1999*       1998      1997      1996
    ----------   ---------   ---------   -----------   -------   -------   -------
     $  9.54      $  9.32     $  9.59      $  9.41     $  9.38   $  9.46   $  9.67
     -------      -------     -------      -------     -------   -------   -------
        0.14(a)      0.45(d)     0.54(a)      0.45        0.53      0.64      0.64
       (0.19)        0.48       (0.03)       (0.27)       0.03     (0.08)    (0.21)
     -------      -------     -------      -------     -------   -------   -------
       (0.05)        0.93        0.51         0.18        0.56      0.56      0.43
     -------      -------     -------      -------     -------   -------   -------
       (0.36)       (0.71)      (0.78)         --        (0.53)    (0.64)    (0.64)
     -------      -------     -------      -------     -------   -------   -------
     $  9.13      $  9.54     $  9.32      $  9.59     $  9.41   $  9.38   $  9.46
     =======      =======     =======      =======     =======   =======   =======
       (0.52%)(b)    10.46%      5.78%        1.91%(b)    5.98%     5.98%     4.46%
        3.04%+       4.68%(d)     5.95%       5.17%+      5.70%     5.99%     5.60%
        0.85%+       0.85%       0.86%(c)      0.85%+     0.85%     0.85%     0.85%
        1.24%+       1.28%       1.24%        1.10%+      1.14%     1.07%     1.04%
         105%         149%        165%         105%        125%      153%      195%
     $   774      $ 1,032     $ 1,061      $ 1,036     $ 1,273   $ 1,485   $ 1,316

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Ultra Short Term Income Fund
--------------------------------------------------------------------------------

The evidence clearly suggests that the economy is beginning to strengthen. Following a third quarter slump, real gross domestic product rose 1.7% in the fourth quarter of 2001, and preliminary projections suggest a dramatic rise in the first quarter of 2002. Although unemployment remains a potential concern, consumer spending has remained relatively strong.

The Federal Reserve continued to lower the targeted federal funds rate in November and December of 2001. Since then, however, the Fed has been reluctant to adjust interest rates. In the first four months of 2002, natural economic forces have moved bond yields higher, without the need for central bank intervention.

The six months ended April 30, 2002, were marked by deteriorating credit quality among corporate issuers and a general flight to quality. Quality concerns resulted in substantial volatility, even in the higher-quality segment of the bond market. Many investors looking for a potentially "safer haven" showed a strong preference for Treasury securities.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Ultra Short Term Income Fund returned 0.82%. The Fund underperformed the 0.86% return of the average Lipper(1) ultra short obligations fund over the same period. The Fund also underperformed the 1.25% return of the Salomon Smith Barney 1-Year Treasury Benchmark Index(2) for the six months ended April 30, 2002.

The Fund was rated five stars overall out of 1,886 taxable bond funds by Morningstar(3) as of April 30, 2002. The Fund was rated five stars out of 1,886 taxable bond funds for the three-year period then ended and five stars out of 1,441 taxable bond funds for the five-year period then ended.

FUND STRATEGIES

Throughout the six-month reporting period, the Fund continued to invest in high-quality securities and to use laddered maturities to maintain a relatively consistent duration of about one year. At the close of 2001, the portfolio duration was 0.95 years and the average credit quality of securities in the portfolio was AA.(4) At the end of April 2002, the portfolio duration was 0.94 years, and the average credit quality of securities in the portfolio remained AA.

A substantial inflow received by the Fund at the end of November 2001 was invested in a laddered portfolio of Treasury bills. This left the Fund with an unusually large investment in Treasury securities as of April 30, 2002. Fortunately, the choice of Treasury securities proved beneficial, since government securities tended to outperform corporate debt securities during the six-month reporting period. As they mature, however, the Fund's Treasury holdings are gradually being replaced with other types of bonds as opportunities become available in the marketplace.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney 1-Year Treasury Benchmark Index is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Total returns include reinvestment of any income or capital gains. An investment cannot be made directly into an index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data complete-ness and accuracy cannot be guaranteed.
(4) Bonds rated AA by Standard & Poor's differ from the highest-rated issues only in small degree, and according to Standard & Poor's, the obligor's capacity to meet its commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

--------------------------------------------------------------------------------

During the six months ended April 30, 2002, deteriorating credit quality and high demand for investment-grade issues left high-quality short-dated corporate bonds in short supply. Throughout the reporting period, the Fund maintained broad diversification by issue, industry, coupon, maturity, and type of security, as it sought to manage risk while it pursued a high level of current income. The Fund continued to seek opportunities among agencies, asset-backed securities, and investment-grade bonds of companies from retailers, banks, and utilities to leaders in food and beverages, pharmaceuticals, and telecommunications.

LOOKING AHEAD

With mounting evidence that the economy is strengthening, the Federal Reserve may begin to tighten monetary policy in the months ahead. We believe that high-quality ultra short-term securities will continue to offer potential advantages for income investors seeking competitive returns with relatively low risk.

Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, capital preservation, and a relatively stable net asset value.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                  ECLIPSE ULTRA SHORT TERM INCOME FUND VERSUS
              SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK INDEX
                AND AVERAGE LIPPER ULTRA SHORT OBLIGATIONS FUND



                              NO-LOAD CLASS SHARES
[LINE GRAPH]

                                                                              SALOMON SMITH BARNEY
                                                ECLIPSE ULTRA SHORT TERM    1-YEAR TREASURY BENCHMARK     AVERAGE LIPPER ULTRA
                                                       INCOME FUND                   INDEX               SHORT OBLIGATIONS FUND
                                                ------------------------    -------------------------    -----------------------
12/27/94                                                $ 10,000                     $ 10,000                     $ 10,000
95                                                        10,783                       10,809                       10,669
96                                                        11,374                       11,422                       11,308
97                                                        12,081                       12,121                       11,975
98                                                        12,838                       12,835                       12,616
99                                                        13,367                       13,381                       13,202
00                                                        14,248                       14,337                       14,088
01                                                        15,150                       15,345                       14,847
4/30/02                                                   15,288                       15,478                       14,958

Source: Lipper Inc. and Bloomberg, 4/30/02

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 12/27/94.

                                                            TOTAL RETURNS*           AVERAGE ANNUAL TOTAL RETURNS*
                      PERFORMANCE                        AS OF APRIL 30, 2002             AS OF APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------
                                                         SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   SINCE INCEPTION+
------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund No-Load Class               0.82%            4.41%       5.74%           5.95%
Average Lipper ultra short obligations fund++                    0.86             3.67        5.33            5.61
Salomon Smith Barney 1-Year Treasury Benchmark
 Index(sec.)                                                     1.25             5.00        5.90            6.14

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

YEAR ENDED                                                                    TOTAL
DECEMBER 31                                                                  RETURN*
1995                                                                             7.83
1996                                                                             5.48
1997                                                                             6.21
1998                                                                             6.27
1999                                                                             4.12
2000                                                                             6.59
10 MONTHS
  ENDED
OCTOBER 31
2001                                                                             6.42
SIX MONTHS
  ENDED
 APRIL 30
2002                                                                             0.82

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+ The Fund's inception date was 12/27/94.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney 1-Year Treasury Benchmark Index is an unmanaged index consisting of a single one-year U.S. Treasury bond whose return is tracked until its maturity. Total returns include reinvestment of any income or capital gains. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

ULTRA SHORT TERM INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

LONG-TERM INVESTMENTS (61.9%)+
ASSET-BACKED SECURITIES (3.7%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
BANKS (2.1%)
Associates Credit Card Trust
 Series 2000-1 Class A
 1.985%, due 5/17/06 (a).........  $  500,000   $   500,248
MBNA Master Credit Card Trust
 Series 1997-C Class A
 1.97%, due 8/15/06 (a)..........     275,000       275,310
 Series 1997-J Class A
 1.98%, due 2/15/07 (a)..........     400,000       400,769
                                                -----------
                                                  1,176,327
                                                -----------
DIVERSIFIED FINANCIALS (1.6%)
Discover Card Master Trust I
 Series 1999-5 Class A
 2.04%, due 12/18/06 (a).........     415,000       415,715
 Series 1999-4 Class A
 5.65%, due 11/16/04.............     150,000       150,225
First USA Credit Card Master
 Trust, Series 1997-2 Class A
 1.99%, due 1/17/07 (a)..........     150,000       150,280
Fleet Credit Card Master Trust
 Series 1996-A Class A2
 2.09%, due 11/15/05 (a).........     200,000       200,216
                                                -----------
                                                    916,436
                                                -----------
Total Asset-Backed Securities
 (Cost $2,093,427)...............                 2,092,763
                                                -----------
CORPORATE BONDS (46.0%)
AEROSPACE & DEFENSE (0.7%)
Boeing Co. (The)
 6.35%, due 6/15/03..............     400,000       412,508
                                                -----------
BANKS (2.2%)
Bank of America Corp., Series I
 2.229%, due 10/22/04 (a)........     750,000       751,153
Wachovia Corp.
 6.70%, due 6/21/04..............     250,000       263,753
Wells Fargo & Co.
 6.625%, due 7/15/04.............     250,000       263,924
                                                -----------
                                                  1,278,830
                                                -----------
BEVERAGES (1.8%)
Anheuser-Busch Cos., Inc.
 6.75%, due 8/1/03...............     250,000       263,136
Coca-Cola Co. (The)
 4.00%, due 6/1/05...............     230,000       229,356
PepsiCo, Inc.
 5.75%, due 1/2/03...............     500,000       510,588
                                                -----------
                                                  1,003,080
                                                -----------
BIOTECHNOLOGY (0.6%)
Monsanto Co., Series D
 6.11%, due 2/3/05...............     300,000       314,062
                                                -----------
CHEMICALS (0.8%)
du Pont (E.I.) de Nemours & Co.
 6.50%, due 9/1/02...............     475,000       481,745
                                                -----------

                                     PRINCIPAL
                                      AMOUNT         VALUE
                                    -----------------------

ASSET-BACKED SECURITIES (3.7%)
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Pitney Bowes Inc.
 5.50%, due 4/15/04..............  $  710,000   $   734,964
                                                -----------
DIVERSIFIED FINANCIALS (11.5%)
American General Finance Corp.
 5.875%, due 12/15/05............     100,000       103,382
 Series E
 6.25%, due 12/18/02.............     100,000       102,413
Associates Corp. of North America
 2.15%, due 5/8/03 (a)...........     200,000       200,248
 5.875%, due 7/15/02.............      75,000        75,550
Beneficial Corp.
 Series H
 6.575%, due 12/16/02............     175,000       179,185
 Series I
 6.80%, due 9/15/03..............     250,000       258,736
Caterpillar Financial Services
 Corp., Series F
 5.72%, due 5/9/03...............     500,000       514,089
CIT Group, Inc. (The)
 2.463%, due 4/7/03 (a)..........     400,000       392,500
General Electric Capital Corp.
 Series A
 4.25%, due 1/28/05..............     800,000       802,716
 5.375%, due 4/23/04.............     200,000       206,046
Heller Financial, Inc.
 6.00%, due 3/19/04..............     495,000       515,190
Household Finance Corp.
 6.00%, due 5/1/04...............     103,000       104,684
 7.00%, due 8/1/03...............     206,000       212,404
IBM Credit Corp.
 6.45%, due 11/12/02.............     100,000       102,074
International Lease Finance Corp.
 Series M
 5.50%, due 6/7/04...............     200,000       204,353
 6.75%, due 11/3/03..............     250,000       260,661
Merrill Lynch & Co., Inc.
 6.00%, due 2/12/03..............     200,000       205,611
Minnesota Mining & Manufacturing
 Co., Series C
 4.25%, due 9/1/04...............     750,000       744,605
Toyota Motor Credit Corp.
 5.625%, due 11/13/03............     525,000       543,601
Unilever Capital Corp.
 6.75%, due 11/1/03..............     250,000       261,998
Zeneca Wilmington, Inc.
 6.30%, due 6/15/03..............     570,000       590,122
                                                -----------
                                                  6,580,168
                                                -----------

---------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT TERM INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.7%)
Ameritech Capital Funding Corp.
 6.30%, due 10/15/04.............  $  250,000   $   262,979
AT&T Corp.
 6.50%, due 9/15/02..............     100,000       100,796
Bell Atlantic Maryland, Inc.
 6.00%, due 5/1/03...............     500,000       515,454
BellSouth Telecommunications Inc.
 6.25%, due 5/15/03..............     300,000       309,664
 6.50%, due 6/15/05..............     200,000       211,612
Ohio Bell Telephone Co.
 6.125%, due 5/15/03.............     250,000       257,946
Qwest Corp.
 6.375%, due 10/15/02............     150,000       147,385
Southern New England Telephone
 Co., Series C
 6.125%, due 12/15/03............     295,000       305,978
                                                -----------
                                                  2,111,814
                                                -----------
ELECTRIC UTILITIES (1.8%)
Alabama Power Co., Series N
 4.875%, due 9/1/04..............     500,000       505,919
West Penn Power Co., Series A
 6.375%, due 6/1/04..............     500,000       519,395
                                                -----------
                                                  1,025,314
                                                -----------
FOOD PRODUCTS (1.5%)
Campbell Soup Co.
 6.15%, due 12/1/02..............     350,000       356,366
Sara Lee Corp.
 Series A
 5.75%, due 9/3/03...............     250,000       258,271
 Series C
 6.00%, due 12/5/05..............     250,000       261,021
                                                -----------
                                                    875,658
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (0.6%)
Cardinal Health, Inc.
 6.50%, due 2/15/04..............     300,000       315,239
                                                -----------
HOTELS, RESTAURANTS & LEISURE (1.3%)
McDonald's Corp., Series G
 4.15%, due 2/15/05..............     500,000       500,775
 5.15%, due 7/1/04...............     250,000       257,069
                                                -----------
                                                    757,844
                                                -----------
HOUSEHOLD DURABLES (0.4%)
Stanley Works (The)
 5.75%, due 3/1/04...............     200,000       205,652
                                                -----------
HOUSEHOLD PRODUCTS (3.1%)
Colgate-Palmolive Co., Series C
 5.27%, due 12/1/03..............   1,000,000     1,028,730
Procter & Gamble Co. (The)
 5.25%, due 9/15/03..............     725,000       744,321
                                                -----------
                                                  1,773,051
                                                -----------

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                    -----------------------

INSURANCE (1.3%)
American International Group,
 Inc., Series F
 3.20%, due 10/27/03.............  $  250,000   $   249,207
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04.............     285,000       300,402
Progressive Corp. (The)
 6.60%, due 1/15/04..............     200,000       208,646
                                                -----------
                                                    758,255
                                                -----------
MULTILINE RETAIL (1.3%)
Dayton Hudson Corp.
 6.625%, due 3/1/03..............      65,000        67,313
Wal-Mart Stores, Inc.
 3.25%, due 9/29/03..............     250,000       250,372
 6.75%, due 5/15/02..............     425,000       425,657
                                                -----------
                                                    743,342
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (2.3%)
Cincinnati Gas & Electric Co.
 6.45%, due 2/15/04..............     150,000       154,638
Duke Energy Corp.
 6.125%, due 7/22/03.............     400,000       412,568
 Series B
 6.625%, due 2/1/03..............     250,000       256,838
Public Service Co. of Colorado
 Series 6
 6.00%, due 4/15/03..............     500,000       511,697
                                                -----------
                                                  1,335,741
                                                -----------
OIL & GAS (0.9%)
Phillips Petroleum Co.
 6.65%, due 3/1/03...............     500,000       513,923
                                                -----------
PERSONAL PRODUCTS (1.3%)
Gillette Co. (The)
 6.25%, due 8/15/03..............     690,000       716,692
                                                -----------
PHARMACEUTICALS (5.7%)
Abbott Laboratories
 5.60%, due 10/1/03..............     690,000       713,158
Merck & Co., Inc., Series E
 4.125%, due 1/18/05.............   1,000,000     1,005,104
Pfizer Inc.
 3.625%, due 11/1/04.............   1,000,000       995,584
Warner-Lambert Co.
 5.75%, due 1/15/03..............     250,000       254,835
Wyeth
 5.875%, due 3/15/04.............     250,000       259,065
                                                -----------
                                                  3,227,746
                                                -----------
ROAD & RAIL (0.3%)
Norfolk Southern Corp.
 6.95%, due 5/1/02...............     150,000       150,000
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
SOFTWARE (1.1%)
International Business Machines
 Corp.
 5.10%, due 11/10/03.............  $  250,000   $   256,242
 5.37%, due 9/22/03..............     365,000       374,968
                                                -----------
                                                    631,210
                                                -----------
TOBACCO (0.5%)
Philip Morris Cos. Inc.
 6.80%, due 12/1/03..............     250,000       260,788
                                                -----------
Total Corporate Bonds
 (Cost $26,199,420)..............                26,207,626
                                                -----------
FEDERAL AGENCIES (12.2%)

FEDERAL FARM CREDIT BANK (1.7%)
 3.875%, due 12/15/04............   1,000,000       998,768
                                                -----------
FEDERAL HOME LOAN BANK (3.6%)
 3.625%, due 10/15/04............     500,000       499,597
 4.125%, due 11/15/04............     500,000       504,403
 4.625%, due 8/13/04.............     250,000       255,560
 5.08%, due 10/20/03.............     225,000       231,208
 5.63%, due 9/2/03...............     250,000       258,390
 6.00%, due 8/15/02..............     300,000       303,386
                                                -----------
                                                  2,052,544
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.8%)
 5.00%, due 1/1/07-9/15/07.......     992,486     1,005,762
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.9%)
 5.00%, due 2/25/08-9/25/10......     984,070     1,002,633
 6.52%, due 9/5/02...............     100,000       101,550
                                                -----------
                                                  1,104,183
                                                -----------
STUDENT LOAN MORTGAGE ASSOCIATION (3.2%)
 2.14%, due 7/16/03 (a)..........   1,000,000     1,002,183
 2.21%, due 8/27/04 (a)..........     800,000       802,219
                                                -----------
                                                  1,804,402
                                                -----------
Total Federal Agencies
 (Cost $6,961,312)...............                 6,965,659
                                                -----------
Total Long-Term Investments
 (Cost $35,254,159)..............                35,266,048
                                                -----------
SHORT-TERM INVESTMENTS (36.6%)

CORPORATE BONDS (11.2%)
BEVERAGES (0.2%)
Coca-Cola Co. (The)
 6.625%, due 10/1/02.............     100,000       101,822
                                                -----------

                                     PRINCIPAL
                                       AMOUNT         VALUE
                                    -----------------------
CHEMICALS (0.4%)
du Pont (E.I.) de Nemours & Co.
 6.75%, due 10/15/02.............  $  200,000   $   203,996
                                                -----------
DIVERSIFIED FINANCIALS (3.6%)
American General Finance Corp.
 7.45%, due 7/1/02...............     475,000       479,018
Beneficial Corp.
 Series E
 7.68%, due 11/29/02.............     230,000       236,602
Chubb Capital Corp.
 6.875%, due 2/1/03..............     250,000       257,968
Household Finance Corp.
 5.875%, due 11/1/02.............     250,000       253,205
Lehman Brothers Inc.
 7.125%, due 7/15/02.............     350,000       353,319
Merrill Lynch & Co., Inc.
 Series B
 7.25%, due 7/26/02..............     320,000       323,802
Salomon, Inc.
 7.50%, due 2/1/03...............     150,000       155,281
                                                -----------
                                                  2,059,195
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
GTE South, Inc., Series B
 7.25%, due 8/1/02...............     504,000       509,489
SBC Communications Capital Corp.,
 Series D
 7.37%, due 5/1/02...............     100,000       100,000
                                                -----------
                                                    609,489
                                                -----------
ELECTRIC UTILITIES (0.9%)
Georgia Power Co., Series F
 5.75%, due 1/31/03..............     150,000       152,750
Virginia Electric & Power Co.
 Series E
 7.375%, due 7/1/02..............     225,000       226,500
Wisconsin Electric Power Co.
 6.625%, due 12/1/02.............     150,000       153,416
                                                -----------
                                                    532,666
                                                -----------
FOOD & DRUG RETAILING (0.9%)
Safeway Inc.
 7.00%, due 9/15/02..............     520,000       528,172
                                                -----------
INSURANCE (0.4%)
Aon Corp.
 7.40%, due 10/1/02..............     200,000       203,700
                                                -----------
MEDIA (0.5%)
Viacom Inc.
 6.75%, due 1/15/03..............     300,000       308,052
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT TERM INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
MULTILINE RETAIL (0.6%)
Dayton Hudson Corp.
 6.40%, due 2/15/03..............  $  100,000   $   103,207
 9.75%, due 7/1/02...............     250,000       253,205
                                                -----------
                                                    356,412
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (1.0%)
Baltimore Gas & Electric Co.
 6.75%, due 12/15/02.............     250,000       255,741
Public Service Electric & Gas Co.
 Series RR
 6.125%, due 8/1/02..............     325,000       327,667
                                                -----------
                                                    583,408
                                                -----------
PHARMACEUTICALS (0.7%)
Wyeth
 6.50%, due 10/15/02.............     400,000       407,038
                                                -----------
TOBACCO (0.9%)
Philip Morris Cos. Inc.
 7.25%, due 1/15/03..............     270,000       277,508
 7.625%, due 5/15/02.............     250,000       250,410
                                                -----------
                                                    527,918
                                                -----------
Total Corporate Bonds
 (Cost $6,422,627)...............                 6,421,868
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCY (25.4%)
United States Treasury Bills
 1.70%, due 5/9/02...............   1,000,000       999,612
 1.72%, due 5/2/02-5/30/02.......   4,000,000     3,996,855
 1.73%, due 6/13/02-7/18/02......   4,000,000     3,988,417

                                     PRINCIPAL
                                      AMOUNT         VALUE
                                    -----------------------

U.S. GOVERNMENT & FEDERAL AGENCY (CONTINUED)
United States Treasury Bills (Continued)
 1.74%, due 6/6/02-7/25/02.......  $4,000,000   $ 3,988,333
 1.79%, due 9/5/02...............   1,000,000       993,032
                                                -----------
Federal Home Loan Bank
 6.145%, due 9/30/02.............     500,000       508,292
                                                -----------
Total U.S. Government & Federal
 Agency
 (Cost $14,474,161)..............                14,474,541
                                                -----------
Total Short-Term Investments
 (Cost $20,896,788)..............                20,896,409
                                                -----------
Total Investments
 (Cost $56,150,947) (b)..........        98.5%   56,162,457(c)
Cash and Other Assets,
 Less Liabilities................         1.5       855,546
                                   ----------    ----------
Net Assets.......................       100.0%  $57,018,003
                                   ==========   ===========

------------
(a) Floating rate. Rate shown is the rate in effect at April 30, 2002.
(b) The cost for federal income tax purposes is $56,159,518.
(c) At April 30, 2002 net unrealized appreciation was $2,939, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $102,008 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $99,069.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ULTRA SHORT TERM INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $56,150,947)...............................  $56,162,457
 Cash..............................................      212,853
 Receivables:
   Interest........................................      546,754
   Fund shares sold................................      115,982
   Manager.........................................        3,016
 Other assets......................................        9,750
                                                     -----------
       Total assets................................   57,050,812
                                                     -----------
LIABILITIES:
 Payables:
   Professional....................................       18,157
   Fund shares redeemed............................        7,508
   Shareholder communication.......................        3,846
   Transfer agent..................................        2,454
   Custodian.......................................          646
 Accrued expenses..................................          198
                                                     -----------
       Total liabilities...........................       32,809
                                                     -----------
 Net assets........................................  $57,018,003
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    56,905
 Additional paid-in capital........................   57,034,919
 Accumulated undistributed net investment income...      164,320
 Accumulated net realized loss on investments......     (249,651)
 Net unrealized appreciation on investments........       11,510
                                                     -----------
 Net assets........................................  $57,018,003
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $57,018,003
                                                     ===========
 Shares of capital stock outstanding...............    5,690,471
                                                     ===========
 Net asset value per share outstanding.............  $     10.02
                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest...........................................  $616,477
                                                        --------
 Expenses:
   Manager............................................    81,559
   Professional.......................................    15,634
   Transfer agent.....................................     7,800
   Registration.......................................     6,280
   Portfolio pricing..................................     5,588
   Custodian..........................................     2,493
   Directors..........................................     1,249
   Shareholder communication..........................       990
   Miscellaneous......................................     9,328
                                                        --------
       Total expenses before
        reimbursement.................................   130,921
   Expense reimbursement from Manager.................   (90,141)
                                                        --------
       Net expenses...................................    40,780
                                                        --------
 Net investment income................................   575,697
                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments.....................    14,027
 Net change in unrealized appreciation on
   investments........................................  (133,094)
                                                        --------
 Net realized and unrealized loss on investments......  (119,067)
                                                        --------
 Net increase in net assets resulting from
   operations.........................................  $456,630
                                                        ========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ULTRA SHORT TERM INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited), the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                                 2002          2001*         2000
                                                              -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   575,697   $   336,752   $   423,919
    Net realized gain (loss) on investments.................       14,027         2,689       (98,957)
    Net change in unrealized appreciation on investments....     (133,094)      124,865       106,515
                                                              -----------   -----------   -----------
    Net increase in net assets resulting from operations....      456,630       464,306       431,477
                                                              -----------   -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (444,335)     (295,223)     (424,051)
                                                              -----------   -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   57,850,263    15,883,758     1,197,898
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      No-Load Class.........................................      116,556       272,968       385,041
                                                              -----------   -----------   -----------
                                                               57,966,819    16,156,726     1,582,939
    Cost of shares redeemed:
      No-Load Class.........................................  (20,018,804)   (4,131,626)   (2,419,914)
                                                              -----------   -----------   -----------
      Increase (decrease) in net assets derived from capital
        share transactions..................................   37,948,015    12,025,100      (836,975)
                                                              -----------   -----------   -----------
      Net increase (decrease) in net assets.................   37,960,310    12,194,183      (829,549)
NET ASSETS:
  Beginning of period.......................................   19,057,693     6,863,510     7,693,059
                                                              -----------   -----------   -----------
  End of period.............................................  $57,018,003   $19,057,693   $ 6,863,510
                                                              ===========   ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $   164,320   $    32,958   $       --
                                                              ===========   ===========   ===========

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ULTRA SHORT TERM INCOME FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                   NO-LOAD CLASS
                               --------------------------------------------------------------------------------------
                                  SIX MONTHS       JANUARY 1, 2001                YEAR ENDED DECEMBER 31
                                    ENDED              THROUGH        -----------------------------------------------
                               APRIL 30, 2002**   OCTOBER 31, 2001*    2000      1999      1998      1997      1996
                               ----------------   -----------------   -------   -------   -------   -------   -------
Net asset value at beginning
  of period..................      $ 10.04             $  9.81        $  9.81   $ 10.03   $ 10.00   $ 10.03   $ 10.20
                                   -------             -------        -------   -------   -------   -------   -------
Net investment income........         0.12                0.43(b)        0.63      0.63      0.59      0.64      0.71
Net realized and unrealized
  gain (loss) on
  investments................        (0.04)               0.19            --      (0.22)     0.03     (0.03)    (0.16)
                                   -------             -------        -------   -------   -------   -------   -------
Total from investment
  operations.................         0.08                0.62           0.63      0.41      0.62      0.61      0.55
                                   -------             -------        -------   -------   -------   -------   -------
Less dividends from net
  investment income..........        (0.10)              (0.39)         (0.63)    (0.63)    (0.59)    (0.64)    (0.72)
                                   -------             -------        -------   -------   -------   -------   -------
Net asset value at end of
  period.....................      $ 10.02             $ 10.04        $  9.81   $  9.81   $ 10.03   $ 10.00   $ 10.03
                                   =======             =======        =======   =======   =======   =======   =======
Total investment return......         0.82%(a)            6.42%(a)       6.59%     4.12%     6.27%     6.21%     5.48%
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income......         2.82%+              5.38%+(b)      6.30%     6.11%     6.20%     6.61%     6.76%
  Net expenses...............         0.20%+              0.20%+         0.21%#    0.12%#    0.05%#    0.00%#    0.00%#
  Expenses (before
    reimbursement)...........         0.64%+              1.32%+         0.72%     0.65%     0.90%     0.82%     0.80%
Portfolio turnover rate......           11%                 49%            45%       44%       36%       45%       47%
Net assets at end of period
  (in 000's).................      $57,018             $19,058        $ 6,864   $ 7,693   $ 8,721   $ 5,393   $ 4,461

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
 # Includes custodian fees paid indirectly which amounted to 0.01%, 0.00%, less than 0.01%, 0.00% and less than 0.01% of average net assets, respectively.
(a) Total return is not annualized.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.01)
Increase net realized and unrealized gains and losses.......        0.01
Decrease ratio of net investment income.....................       (0.36%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Tax Free Bond Fund
--------------------------------------------------------------------------------

Several factors influenced the municipal bond market during the six months ended April 30, 2002. In an effort to stimulate economic growth, the Federal Reserve lowered the targeted federal funds rate by 50 basis points in November and by another 25 basis points in December of 2001. When figures for real gross domestic product were released, a 1.7% increase in the fourth quarter of 2001 suggested that the Fed's extended easing was having a positive effect. Preliminary estimates for the first quarter of 2002 are also encouraging, suggesting a substantial increase over the previous quarter.

Seeking to take advantage of lower interest rates, many municipal issuers rushed to refinance or restructure their existing debt. Strong new issuance met with mixed demand as many investors returned to the stock market in November and December of 2001, while others, tired of dealing with equity volatility, turned to municipal bonds as a potentially "safer haven." Yields on 30-year municipal bonds surged 31 basis points in the last two months of 2001. During the first four months of 2002, yields initially decreased as supply tapered off, then responded erratically to mixed economic signals.

A projected decline in state tax revenues may pose a difficulty for the municipal market going forward. Tax receipts have already declined in several parts of the country, and we believe the falloff is likely to continue throughout the first half of 2002. This may make it difficult for many municipalities to close their projected budget gaps, despite cost-cutting measures and a willingness on the part of several states to issue bonds backed by their share of the national tobacco settlement. While the deficits are serious, we believe most municipalities will be able to weather the current crisis, barring unanticipated economic setbacks.

PORTFOLIO REVIEW

For the six months ended April 30, 2002, Eclipse Tax Free Bond Fund returned 0.69%. This compared favorably with the 0.39% return of the average Lipper(1) general municipal debt fund over the same period. The Fund underperformed the 1.08% return of the Lehman Brothers Municipal Bond Index(2) over the six-month period ended April 30, 2002.

The Fund benefited from yield curve positioning during the reporting period. In the last two months of 2001, we overweighted the Fund at the long end of the yield curve, which significantly outperformed the short end as retail investors sought the higher yields available from longer-term bonds. In the early part of 2002, we added to the 15-year portion of the yield curve at attractive levels. This market segment outperformed when yields on shorter-term bonds rose in anticipation of Federal Reserve tightening.

The Fund's investment portfolio was biased toward a shorter-than-average duration throughout the reporting period. This positioning made a positive contribution to the Fund's performance as yields rose across the maturity spectrum.

A 4% overweighting in tobacco-settlement revenue bonds detracted from the Fund's performance as investors feared upcoming supply would overwhelm demand. This, in turn, increased the yield premium investors required to own these securities.

In light of declining state tax revenues, we are continuing to emphasize essential-service revenue bonds, such as those for transportation facilities, water and sewer utilities, and educational facilities. We are avoiding credits in areas of the country where tax collections are heavily dependent on tourism-related revenue.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
A portion of income may be subject to state and local taxes or the Alternative Minimum Tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

LOOKING AHEAD

Rising bond yields have reflected the market's expectation that the Federal Reserve will begin to tighten monetary policy. We believe the Fed will be patient and may wait for unemployment to decline, corporate earnings to stabilize, and business investment to increase. Whatever the timing, the Treasury futures market has already priced in a 75 basis point increase in the targeted federal funds rate by year-end 2002. Once the Fed begins to tighten, interest rates may continue to rise as the recovery gains momentum.

Short-term yields would be the first to feel the effects of Fed tightening, and we anticipate that the yield spread between short-and long-term municipal bonds will compress over time. To position the Fund for the anticipated flattening of the municipal yield curve--with short-term yields rising faster than yields on longer-term bonds--we will consider purchasing floating-rate municipal notes and making incremental investments in bonds with longer maturities.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

JOHN FITZGERALD
LAURIE WALTERS
Portfolio Managers
MacKay Shields LLC

                              $10,000 INVESTED IN
                       ECLIPSE TAX FREE BOND FUND VERSUS
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX



                              NO-LOAD CLASS SHARES
[ECLIPSE TAX FREE BOND FUND GRAPH]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                 ECLIPSE TAX FREE BOND FUND                   INDEX
                                                                 --------------------------       ------------------------------
1/2/01                                                                   $ 10,000                            $ 10,000
12/31/01                                                                   10,006                              10,513
4/30/02                                                                    10,718                              10,818

Source: Lipper Inc., 4/30/02

THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 1/2/01.

                                                 TOTAL RETURNS*      AVERAGE ANNUAL TOTAL RETURNS*
                PERFORMANCE                   AS OF APRIL 30, 2002        AS OF APRIL 30, 2002
---------------------------------------------------------------------------------------------------
                                                                                       SINCE
                                              SIX-MONTH PERIOD       ONE YEAR          INCEPTION(+)
---------------------------------------------------------------------------------------------------
Eclipse Tax Free Bond Fund No-Load Class              0.69%            6.97%            5.36%
Average Lipper general municipal debt
 fund(++)                                             0.39              6.07            4.89
Lehman Brothers Municipal Bond Index(sec.)            1.08              7.00            6.08

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                              TOTAL
                                                                             RETURN*
                                                                             -------
TEN MONTHS ENDED OCTOBER 31 2001                                              6.45%
SIX MONTHS ENDED APRIL 30 2002                                                0.69

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+ The Fund's inception date was 1/2/01.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

LONG-TERM MUNICIPAL BONDS (82.3%)+
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
CALIFORNIA (7.2%)
Northern California Transmission
 Revenue Project A
 6.50%, due 5/1/16...............  $  750,000   $   765,105
Oakland California General
 Obligation Measure k
 Series C
 5.90%, due 12/15/22.............   1,000,000     1,083,050
                                                -----------
                                                  1,848,155
                                                -----------
DISTRICT OF COLUMBIA (4.0%)
District of Columbia Tobacco
 Settlement Financing Corp.
 Asset-Backed Bonds
 6.75%, due 5/15/40..............   1,000,000     1,025,220
                                                -----------
FLORIDA (1.9%)
Waterchase Community Development
 District Florida Capital
 Improvement Revenue
 Series B
 5.90%, due 5/1/08...............     500,000       496,890
                                                -----------
LOUISIANA (7.3%)
Lake Charles Louisiana Harbor &
 Terminal District Port
   Facilities
 Revenue, Truckline Long Co.
 7.75%, due 8/15/22 (d)..........     750,000       781,995
Louisiana State Office Facilities
 Corp. Lease Revenue Capital
 Complex Program
 5.50%, due 5/1/13...............   1,000,000     1,092,090
                                                -----------
                                                  1,874,085
                                                -----------
MASSACHUSETTS (12.3%)
Massachusetts Educational
 Financing Authority Education
 Loan Revenue Issue G - Series A
 4.50%, due 12/1/05 (b)..........     930,000       963,917
Massachusetts State General
 Obligation Consolidated
 Loan, Series D
 5.50%, due 11/1/16..............   1,000,000     1,090,600
New England Education Loan
 Marketing Corp., Student Loan
 Series A
 5.70%, due 7/1/05 (b)(d)........   1,025,000     1,095,664
                                                -----------
                                                  3,150,181
                                                -----------
MICHIGAN (4.1%)
Kent Hospital Finance Authority
 Michigan Revenue, Spectrum
 Health, Series A
 5.25%, due 1/15/08 (d)..........   1,000,000     1,056,640
                                                -----------

                                     PRINCIPAL
                                      AMOUNT         VALUE
                                   ------------------------
MINNESOTA (2.0%)
Meadow Pointe III Community
 Development District Florida
 Capital Improvement Revenue
 Series 2001-1
 5.90%, due 1/1/06...............  $  500,000   $   497,935
                                                -----------
MISSISSIPPI (3.8%)
Mississippi Home Corp.
 Single Family Revenue Mortgage,
 Series A-2
 4.70%, due 6/1/24 (b)...........     965,000       983,480
                                                -----------
NEVADA (1.0%)
Carson City Nevada Hospital
 Revenue Tahoe Hospital Project
 5.75%, due 9/1/31...............     250,000       243,347
                                                -----------
NEW JERSEY (4.3%)
New Jersey State Trust Fund
 Transportation Authority System,
 Series C
 5.50%, due 12/15/17.............   1,000,000     1,087,210
                                                -----------
NEW YORK (2.1%)
Metropolitan Transportation
 Authority New York Dedicated Tax
 Fund, Series A
 5.875%, due 4/1/25..............     500,000       537,255
                                                -----------
PENNSYLVANIA (3.9%)
Pennsylvania Economic Development
 Financing
 Authority Exempted Facilities
 Revenue Amtrak Project Series A
 6.25%, due 11/1/31 (b)..........   1,000,000     1,001,180
                                                -----------
PUERTO RICO (4.2%)
Puerto Rico Public Buildings
 Authority Revenue Guaranty
 Government Facilities, Series C
 5.25%, due 7/1/09 (d)...........   1,000,000     1,081,400
                                                -----------
SOUTH CAROLINA (2.0%)
Tobacco Settlement Revenue
 Management Authority South
 Carolina, Series B
 6.375%, due 5/15/28.............     500,000       502,555
                                                -----------

---------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

           LONG-TERM MUNICIPAL BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   ------------------------
TEXAS (18.3%)
Bryan Texas Waterworks &
 Sewer Revenue Refunding &
 Improvement
 5.375%, due 7/1/19 (d)..........  $1,000,000   $ 1,025,390
Dallas County Texas Refunding &
 Improvement, Series A
 5.375%, due 8/15/11 (d).........   1,000,000     1,089,960
Harris County Texas Health
 Facility Development Corp.
 Hospital Revenue
 Memorial Hermann Health Care
 Series A
 6.375%, due 6/1/29..............   1,000,000     1,041,440
 Saint Luke's Episcopal Hospital
 Series A
 5.375%, due 2/15/26.............     500,000       486,225
San Antonio Texas Electric & Gas
 Series 2000
 5.00%, due 2/1/17 (d)...........   1,000,000     1,028,910
                                                -----------
                                                  4,671,925
                                                -----------
WISCONSIN (3.9%)
Wisconsin State Health &
 Education Facilities Authority
 Revenue Wheaton Franciscan
 Services, Series F
 5.75%, due 8/15/25 (d)..........   1,000,000     1,002,690
                                                -----------
Total Long-Term Municipal Bonds
 (Cost $20,734,766)..............                21,060,148
                                                -----------
CUMULATIVE PREFERRED STOCK (4.0%)
Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)(c).......   1,000,000     1,036,450
                                                -----------
Total Cumulative Preferred Stock
 (Cost $1,027,381)...............                 1,036,450
                                                -----------
SHORT-TERM INVESTMENTS (12.3%)
CALIFORNIA (0.4%)
California Housing Finance Agency
 Multifamily Housing Series B
 1.50%, due 2/1/31 (c)...........     100,000       100,000
                                                -----------
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
IDAHO (4.7%)
Idaho Health Facilities
 Authority Revenue Saint Luke's
 Medical Center
 1.65%, due 7/1/30 (c)...........  $1,200,000   $ 1,200,000
                                                -----------
KANSAS (1.0%)
Kansas State Department of
 Transportation Highway Revenue,
 Series B-1
 1.65%, due 9/1/20 (c)...........     250,000       250,000
                                                -----------
NEW YORK (4.1%)
New York City General Obligation,
 Subseries B-2
 1.55%, due 8/15/18 (c)..........   1,050,000     1,050,000
                                                -----------
NORTH DAKOTA (2.1%)
Grand Forks North Dakota Health
 Care Facilities Revenue
 The United Hospital Obligation
 Group A
 1.66%, due 12/1/25 (c)..........     535,000       535,000
                                                -----------
Total Short-Term Investments
 (Cost $3,135,000)...............                 3,135,000
                                                -----------
Total Investments
 (Cost $24,897,147) (e)..........        98.6%   25,231,598(f)
Cash & Other Assets, Less
 Liabilities.....................         1.4       354,257
                                   ----------   -----------
Net Assets.......................       100.0%  $25,585,855
                                   ==========   ===========

------------

(a)  May be sold to institutional investors only.
(b) Interest on these securities is subject to alternative minimum tax.
(c) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(d) Prerefunding Securities - issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.
(f)  At April 30, 2002 net unrealized appreciation was
     $334,451, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $338,117 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,666

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $24,897,147)...............................  $25,231,598
 Cash..............................................       28,333
 Receivables:
   Investment securities sold......................    1,763,208
   Interest........................................      449,518
 Other assets......................................        6,808
                                                     -----------
       Total assets................................   27,479,465
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,777,387
   Manager.........................................        7,039
   Transfer agent..................................        2,116
   Custodian.......................................        1,633
 Accrued expenses..................................       15,324
 Dividend payable..................................       90,111
                                                     -----------
       Total liabilities...........................    1,893,610
                                                     -----------
 Net assets........................................  $25,585,855
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,510
 Additional paid-in capital........................   25,258,599
 Accumulated undistributed net investment income...       32,359
 Accumulated net realized loss on investments......      (42,064)
 Net unrealized appreciation on investments........      334,451
                                                     -----------
 Net assets........................................  $25,585,855
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $25,585,855
                                                     ===========
 Shares of capital stock outstanding...............    2,510,053
                                                     ===========
 Net asset value per share outstanding.............  $     10.19
                                                     ===========


STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)

INVESTMENT INCOME:
 Income:
   Interest........................................  $   717,880
                                                     -----------
 Expenses:
   Manager.........................................       73,234
   Professional....................................       12,278
   Registration....................................        6,405
   Transfer agent..................................        6,390
   Portfolio pricing...............................        3,758
   Shareholder communication.......................        1,976
   Custodian.......................................        1,802
   Directors.......................................          823
   Miscellaneous...................................        5,070
                                                     -----------
       Total expenses before reimbursement.........      111,736
   Expense reimbursement from Manager..............      (16,529)
                                                     -----------
       Net expenses................................       95,207
                                                     -----------
 Net investment income.............................      622,673
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions...........................      (30,581)
   Futures transactions............................       35,256
                                                     -----------
 Net realized gain on investments..................        4,675
                                                     -----------
 Net change in unrealized appreciation on
   investments.....................................     (402,252)
                                                     -----------
 Net realized and unrealized loss on investments...     (397,577)
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $   225,096
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the period January 2, 2001 through
October 31, 2001

                                                                 2002          2001
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   622,673   $   911,663
    Net realized gain (loss) on investments.................        4,675       (46,739)
    Net change in unrealized appreciation on investments....     (402,252)      736,703
                                                              -----------   -----------
    Net increase in net assets resulting from operations....      225,096     1,601,627
                                                              -----------   -----------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................   (1,142,973)     (359,004)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    9,008,839    25,200,253
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................      203,861           --
                                                              -----------   -----------
                                                                9,212,700    25,200,253
    Cost of shares redeemed:
      No-Load Class.........................................   (8,951,654)     (200,190)
                                                              -----------   -----------
      Increase in net assets derived from capital share
       transactions.........................................      261,046    25,000,063
                                                              -----------   -----------
      Net increase (decrease) in net assets.................     (656,831)   26,242,686
NET ASSETS:
  Beginning of period.......................................   26,242,686           --
                                                              -----------   -----------
  End of period.............................................  $25,585,855   $26,242,686
                                                              ===========   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $    32,359   $   552,659
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         NO-LOAD CLASS
                                                              -----------------------------------
                                                                 SIX MONTHS      JANUARY 2, 2001*
                                                                   ENDED             THROUGH
                                                              APRIL 30, 2002**   OCTOBER 31, 2001
                                                              ----------------   ----------------
Net asset value at beginning of period......................      $ 10.50            $ 10.00
                                                                  -------            -------
Net investment income.......................................         0.24               0.36
Net realized and unrealized gain (loss) on investments......        (0.17)              0.28
                                                                  -------            -------
Total from investment operations............................         0.07               0.64
                                                                  -------            -------
Less dividends:
From net investment income..................................        (0.38)             (0.14)
                                                                  -------            -------
Net asset value at end of period............................      $ 10.19            $ 10.50
                                                                  =======            =======
Total investment return.....................................         0.69%(a)           6.45%(a)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................         4.25%+             4.31%+
 Net expenses...............................................         0.65%+             0.65%+
 Expenses (before reimbursement)............................         0.76%+             0.87%+
Portfolio turnover rate.....................................           78%               204%
Net assets at end of period (in 000's)......................      $25,586            $26,243

------------
 *  Commencement of Operations.
** Unaudited.
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Money Market Fund
--------------------------------------------------------------------------------

For the six months ended April 30, 2002, money market yields were somewhat volatile, as the Federal Reserve shifted into neutral and investors realized that the economic recovery might not be as swift and strong as some had originally anticipated.

The Federal Reserve continued to ease monetary policy in November and December of 2001. By year-end the targeted federal funds rate stood at 1.75%. In the first four months of 2002, however, the Fed held that rate steady, as evidence emerged that the economy was beginning to recover. Real gross domestic product rose 1.7% in the fourth quarter of 2001, and preliminary estimates suggest even stronger growth in the first quarter of 2002.

Although the targeted federal funds rate remained fixed in the first four months of 2002, yields on short-term securities rose in the first quarter as the market anticipated Fed tightening. Short-term yields declined slightly in April, when high unemployment figures and a weaker stock market suggested that the Fed might delay tightening until the economy is stronger.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Money Market Fund returned 0.91% for No-Load Class shares, 0.79% for Service Class shares, and 0.66% for Sweep Shares Class shares. As of April 30, 2002, the Fund's seven-day current yield was 1.54% for No-Load Class shares, 1.29% for Service Class shares, and 1.04% for Sweep Shares Class shares. No-Load Class shares and Service Class shares both outperformed the 0.65% return of the average Lipper(1) money market fund for the six months ended April 30, 2002.

STRATEGIES AND SECTORS

We believe the Fund's outperformance resulted largely from our decision to maintain a longer weighted average maturity of 70 to 75 days. This longer weighted average maturity allowed the Fund's yield to decline more slowly as the Fed moved to lower short-term interest rates.

With strong demand for high-quality longer-term instruments, we sought opportunities for the Fund among longer-dated certificates of deposit and corporate notes. We found value in the market for certificates of deposit among both Eurodollar and domestic CDs. Significant purchases included CDs of Deutsche Bank, BNP Paribas, and Citibank.

Among asset-backed securities, the Fund found value in Nissan Auto Receivables 2002-A Class A-1 and National City Auto Receivables 2002-A Class A-1. The Fund also purchased some Treasury bills and cash management bills during the reporting period. Since the Fund seeks to hold securities until maturity, there were no significant sales during the reporting period.

Over the six months ended April 30, 2002, the Fund increased exposure to CDs, asset-backed securities, and Treasuries. Our CD purchases were instrumental in maintaining the Fund's longer duration. As yield spreads tightened between higher-quality and lower-quality investments, we found asset-backed securities and Treasuries more appealing on a relative-value basis. As of April 30, 2002, the Fund was not significantly over- or underweighted in any sectors or segments of the money market.

LOOKING AHEAD

It is clear that we have come to the end of an easing cycle, but we do not expect the Fed to begin tightening monetary policy until the fourth quarter of this year. Current unemployment levels and other weaknesses could slow the recovery, and we believe that the Fed will be cautious about increasing interest rates until economic growth appears clearly sustainable.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND YIELDS WILL FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

--------------------------------------------------------------------------------

We have positioned the Fund to reflect this expectation, and any earlier move by the Fed could have a slightly negative impact on the Fund's performance. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity.

MARK C. BOYCE
DAVID E. CLEMENT, CFA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
4/30/92                                                              $    10000.00                       $   10000.00
93                                                                        10521.00                           10292.00
94                                                                        10929.00                           10565.00
95                                                                        11543.00                           11041.00
96                                                                        12133.00                           11607.00
97                                                                        12773.00                           12157.00
98                                                                        13443.00                           12762.00
99                                                                        14100.00                           13355.00
00                                                                        14965.00                           13993.00
01                                                                        15558.00                           14774.00
4/30/02                                                                   15645.00                           15096.00

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                                ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                -------------------------       --------------------------------
4/30/92                                                              $    10000                          $    10000
93                                                                        10521                               10292
94                                                                        10929                               10565
95                                                                        11525                               11041
96                                                                        12084                               11607
97                                                                        12690                               12157
98                                                                        13322                               12762
99                                                                        13939                               13555
00                                                                        14757                               13993
01                                                                        15304                               14774
4/30/02                                                                   15376                               15096

                              $10,000 INVESTED IN
                        ECLIPSE MONEY MARKET FUND VERSUS
                        AVERAGE LIPPER MONEY MARKET FUND
                           SWEEP SHARES CLASS SHARES
[SWEEP SHARES CLASS SHARES GRAPH]

                                                                 ECLIPSE MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                                 -------------------------       --------------------------------
4/30/92                                                              $    10000.00                       $   10000.00
93                                                                        10521.00                           10292.00
94                                                                        10929.00                           10565.00
95                                                                        11525.00                           11041.00
96                                                                        12084.00                           11607.00
97                                                                        12690.00                           12157.00
98                                                                        13323.00                           12762.00
99                                                                        13905.00                           13555.00
00                                                                        14685.00                           13993.00
01                                                                        15191.00                           14774.00
4/30/02                                                                   15250.00                           15096.00

[LEGEND:]

--ECLIPSE MONEY MARKET FUND --Average Lipper money market fund
Source: Lipper Inc., 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

                                                  TOTAL RETURNS*       AVERAGE ANNUAL TOTAL RETURNS*
                 PERFORMANCE                   AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              7-DAY
                                                 SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   10 YEARS   CURRENT YIELD(+)
-------------------------------------------------------------------------------------------------------------------------
Eclipse Money Market Fund No-Load Class(++)            0.91%            2.73%       4.87%       4.58%          1.54%
Eclipse Money Market Fund Service Class(++)            0.79             2.47        4.61        4.40           1.29
Eclipse Money Market Fund Sweep Shares
 Class(++)                                             0.66             2.21        4.44        4.31           1.04
Average Lipper money market fund(sec.)                 0.65             2.20        4.48        4.32            n/a

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------


                     NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                                TOTAL RETURN*
                                         1992                                    3.66
                                         1993                                    2.89
                                         1994                                    3.88
YEAR ENDED DECEMBER 31                   1995                                    5.63
                                         1996                                    5.11
                                         1997                                    5.27
                                         1998                                    5.25
10 MONTHS ENDED OCTOBER 31               1999                                    3.96
YEAR ENDED OCTOBER 31                    2000                                    5.98
YEAR ENDED OCTOBER 31                    2001                                    4.67
SIX MONTHS ENDED APRIL 31                2002                                    0.91

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Eclipse Money Market Fund had an effective 7-day yield of 1.55% for the No-Load Class; 1.30% for the Service Class; and 1.05% for the Sweep Shares Class--all as of 4/30/02. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 1.45% and 1.44% for the No-Load Class; 1.20% and 1.19% for the Service Class; and 0.95% and 0.94% for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

++ Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception on 1/1/95 up to 12/7/98. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these classes will vary after these dates based on differences in their expense structures.

sec. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)


SHORT-TERM INVESTMENTS (100.0%)+
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 --------------------------
ASSET-BACKED SECURITIES (2.3%)
IKON Receivables LLC
 Series 2001-1 Class A1
 3.73375%, due 7/15/02 (c).....  $   212,624   $    212,624
National City Auto Receivables
 Trust
 Series 2002-A Class A1
 2.04%, due 3/15/03 (c)........    3,458,273      3,458,273
Nissan Auto Receivables Owner
 Trust
 Series 2002-A Class A1
 1.84%, due 2/10/03 (b)(c).....    6,481,061      6,481,060
World Omni Auto Receivables
 Trust
 Series 2002-B Class A1
 1.97125%, due 10/21/02 (c)....      910,165        910,165
                                               ------------
                                                 11,062,122
                                               ------------
CERTIFICATES OF DEPOSIT (13.3%)
Citibank NA
 1.83%, due 6/7/02 (c).........   10,000,000     10,000,000
(Euro Certificates of Deposit)
BNP Paribas S.A.
 2.17%, due 11/4/02 (c)........   15,000,000     14,982,276
Deutsche Bank AG
 2.30%, due 11/19/02 (c).......   18,000,000     17,986,237
(Yankee Certificates of
 Deposit)
Nordea Bank Finland PLC/NY
 2.69%, due 3/11/03 (c)........   10,000,000     10,000,000
Toronto Dominion Bank/NY
 3.82%, due 6/27/02 (c)........   10,000,000     10,000,000
                                               ------------
                                                 62,968,513
                                               ------------
COMMERCIAL PAPER (69.4%)
Abbey National North America
 2.12%, due 10/24/02...........    8,855,000      8,763,223
Alcoa Inc.
 1.73%, due 5/10/02............   17,781,000     17,773,310
American Express Credit Corp.
 1.92%, due 5/1/02.............   13,825,000     13,825,000
Banco Santander Puerto Rico
 1.85%, due 5/2/02.............    9,183,000      9,182,528
Barclays US Funding Corp.
 1.77%, due 5/6/02.............   10,091,000     10,088,519
BP Amoco Capital PLC
 1.85%, due 7/5/02.............   11,168,000     11,130,696
Caterpillar Financial Services
 Corp.
 1.90%, due 8/29/02 (b)........   12,094,000     12,017,405

                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
                                 --------------------------

COMMERCIAL PAPER (CONTINUED)
Ciesco LP
 1.78%, due 5/22/02............  $ 6,880,000   $  6,872,896
Countrywide Home Loans, Inc.
 1.87%, due 5/3/02.............   15,997,000     15,995,338
CXC LLC
 1.78%, due 5/23/02............   10,547,000     10,535,527
Delaware Funding Corp.
 1.78%, due 5/24/02 (a)........    8,499,000      8,489,389
Duke Capital Corp.
 1.90%, due 5/8/02 (a).........   13,000,000     12,995,197
Enterprise Funding Corp.
 1.78%, due 5/15/02 (a)........   10,000,000      9,993,078
General Dynamics Corp.
 1.75%, due 6/14/02 (a)........   15,740,000     15,706,334
Goldman Sachs Group, Inc. (The)
 1.85%, due 7/8/02.............   10,000,000      9,965,056
KfW International Finance Corp.
 1.88%, due 8/8/02.............   15,643,000     15,562,126
Montauk Funding Corp.
 1.80%, due 5/17/02 (a)........    6,167,000      6,162,066
National Rural Utilities
 Cooperative Finance Corp.
 1.84%, due 6/19/02............   10,000,000      9,974,956
 1.85%, due 6/18/02............   10,000,000      9,975,333
Parker-Hannifin Corp.
 1.77%, due 5/6/02 (a).........    5,654,000      5,652,610
Peacock Funding Corp.
 1.90%, due 7/9/02 (a).........   15,000,000     14,945,375
Pfizer Inc.
 1.72%, due 5/22/02 (a)........   15,000,000     14,984,950
Salomon Smith Barney Holdings
 Inc.
 1.77%, due 5/9/02.............    3,012,000      3,010,815
Societe Generale North America
 1.90%, due 8/1/02.............   14,708,000     14,636,584
Southern Company Funding Corp.
 1.85%, due 5/13/02 (a)........    3,930,000      3,927,576
Svenska Handelsbanken AB
 1.85%, due 7/18/02............   15,000,000     14,940,038
Tampa Electric Co.
 1.76%, due 5/7/02 (a).........    9,405,000      9,402,241
Verizon Network Funding Corp.
 1.81%, due 7/2/02.............    5,000,000      4,984,414

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

            SHORT-TERM INVESTMENTS (CONTINUED)
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
                                 --------------------------
COMMERCIAL PAPER (CONTINUED)
Windmill Funding Corp.
 1.82%, due 5/3/02 (a).........  $10,000,000   $  9,998,989
Wisconsin Energy Corp.
 1.83%, due 6/3/02 (a).........    7,315,000      7,302,394
World Omni Vehicle Leasing Inc.
 1.83%, due 5/21/02 (a)........   11,000,000     10,988,817
                                               ------------
                                                329,782,780
                                               ------------
CORPORATE BONDS (4.3%)
Caterpillar Financial Services
 Corp.
 2.16%, due 8/1/02 (c).........   10,000,000     10,007,656
Heller Financial, Inc.
 6.40%, due 1/15/03 (c)........    9,200,000      9,453,581
SBC Communications Inc.
 4.25%, due 6/5/02 (a)(b)(c)...    1,000,000      1,000,307
                                               ------------
                                                 20,461,544
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (10.7%)
Fannie Mae
 (Discount Note)
 1.87%, due 8/28/02............   12,500,000     12,422,939
 6.375%, due 10/15/02 (c)......   10,000,000     10,186,921
Federal Farm Credit Bank
 (Discount Note)
 1.68%, due 5/14/02............    6,470,000      6,466,075
Federal Home Loan Bank
 1.743%, due 8/20/02 (b)(c)....    5,000,000      4,999,773
Freddie Mac
 1.785%, due 8/16/02 (b)(c)....    5,000,000      4,999,458
United States Treasury Bill
 1.80%, due 6/6/02.............    1,440,000      1,437,415
United States Treasury Note
 5.875%, due 9/30/02 (c).......   10,300,000     10,461,368
                                               ------------
                                                 50,973,949
                                               ------------
Total Short-Term Investments
 (Amortized Cost $475,248,908)
 (d)...........................        100.0%   475,248,908
Cash and Other Assets,
 Less Liabilities..............          0.0(e)      176,814
                                 -----------   ------------
Net Assets.....................        100.0%  $475,425,722
                                 ===========   ============

------------

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2002.
(c)  Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.
(e)  Less than one tenth of a percent.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                     AMORTIZED
                                        COST        PERCENT +
                                    -------------------------
Aerospace/Defense.................  $ 15,706,334        3.3%
Aluminum..........................    17,773,310        3.7
Asset-Backed Securities-Lease
 Payments.........................    14,945,375        3.2
Asset-Backed
 Securities-Receivable............    10,988,817        2.3
Asset-Backed Securities-Trade
 Receivable.......................    10,535,527        2.2
Asset-Backed Securities-Trade &
 Term Receivable..................    25,361,274        5.3
Auto Finance......................     4,368,437        0.9
Auto Leases.......................     6,481,061        1.4
Banks.............................   105,942,821       22.3
Consumer Financial Services.......    13,825,000        2.9
Diversified Financial Services....    24,934,703        5.3
Electric-Integrated...............    16,704,635        3.5
Equipment Loans...................       212,624        0.0**
Finance...........................    57,467,057       12.1
Health Care-Drugs.................    14,984,950        3.2
Investment Bank/Brokerage.........    28,537,997        6.0
Machinery-Diversified.............     5,652,610        1.2
Special Purpose Finance...........    48,852,120       10.3
Telephone.........................     1,000,307        0.2
U.S. Government & Federal
 Agencies.........................    50,973,949       10.7
                                    ------------     ------
                                     475,248,908      100.0
Cash and Other Assets, Less
 Liabilities......................       176,814        0.0**
                                    ------------     ------
Net Assets........................  $475,425,722      100.0%
                                    ============     ======

------------
+  Percentages indicated are based on Fund net assets.
** Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)

ASSETS:
 Investment in securities, at value (amortized
   cost $475,248,908).............................  $475,248,908
 Cash.............................................           920
 Receivables:
   Investment securities sold.....................    22,308,816
   Fund shares sold...............................     2,236,242
   Interest.......................................     1,117,467
 Other assets.....................................        17,526
                                                    ------------
       Total assets...............................   500,929,879
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................    21,126,275
   Fund shares redeemed...........................     3,413,448
   Manager........................................       155,470
   Shareholder communication......................        94,525
   Distribution--Sweep Shares Class...............        60,171
   Service--Sweep Shares Class....................        60,171
   Service--Service Class.........................           902
   Custodian......................................        11,036
   Transfer agent.................................         8,661
 Accrued expenses.................................        68,872
 Dividend payable.................................       504,626
                                                    ------------
       Total liabilities..........................    25,504,157
                                                    ------------
 Net assets.......................................  $475,425,722
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   12 billion shares authorized
   No-Load Class..................................  $    176,554
   Service Class..................................         5,186
   Sweep Shares Class.............................       293,668
 Additional paid-in capital.......................   474,933,022
 Accumulated undistributed net realized gain on
   investments....................................        17,292
                                                    ------------
 Net assets.......................................  $475,425,722
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $176,547,327
                                                    ============
 Shares of capital stock outstanding..............   176,554,391
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  5,186,605
                                                    ============
 Shares of capital stock outstanding..............     5,186,455
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Sweep Shares Class
 Net assets applicable to outstanding shares......  $293,691,790
                                                    ============
 Shares of capital stock outstanding..............   293,667,584
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============


STATEMENT OF OPERATIONS
For the six months ended April 30, 2002

INVESTMENT INCOME:
 Income:
   Interest.......................................  $  5,504,798
                                                    ------------
 Expenses:
   Manager........................................     1,180,403
   Distribution--Sweep Shares Class...............       359,182
   Service--Sweep Shares Class....................       359,182
   Service--Service Class.........................         3,189
   Shareholder communication......................        88,398
   Professional...................................        58,899
   Transfer agent.................................        28,329
   Custodian......................................        22,709
   Registration...................................        15,470
   Directors......................................        13,722
   Portfolio pricing..............................         3,260
   Miscellaneous..................................        12,636
                                                    ------------
       Total expenses before
        reimbursement.............................     2,145,379
   Expense reimbursement from Manager.............      (243,414)
                                                    ------------
       Net expenses...............................     1,901,965
                                                    ------------
 Net investment income............................     3,602,833
                                                    ------------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................        17,292
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $  3,620,125
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                  2002            2001
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   3,602,833   $  18,528,509
    Net realized gain on investments........................         17,292          29,127
                                                              -------------   -------------
    Net increase in net assets resulting from operations....      3,620,125      18,557,636
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (1,675,988)     (7,800,516)
      Service Class.........................................        (19,310)        (69,415)
      Sweep Shares Class....................................     (1,907,535)    (10,658,578)
    From net realized gain on investments:
      No-Load Class.........................................         (1,968)            --
      Service Class.........................................            (29)            --
      Sweep Shares Class....................................         (3,166)            --
                                                              -------------   -------------
        Total dividends and distributions to shareholders...     (3,607,996)    (18,528,509)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    104,487,705     237,936,022
      Service Class.........................................      3,760,054       2,773,325
      Sweep Shares Class....................................     67,003,872     178,743,640
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      1,434,850       7,742,864
      Service Class.........................................         14,414          69,415
      Sweep Shares Class....................................      1,641,477      10,658,326
                                                              -------------   -------------
                                                                178,342,372     437,923,592
    Cost of shares redeemed:
      No-Load Class.........................................   (128,874,470)   (207,138,071)
      Service Class.........................................       (272,977)     (2,744,000)
      Sweep Shares Class....................................    (59,995,244)   (126,320,089)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (10,800,319)    101,721,432
                                                              -------------   -------------
      Net increase (decrease) in net assets.................    (10,788,190)    101,750,559
NET ASSETS:
  Beginning of period.......................................    486,213,912     384,463,353
                                                              -------------   -------------
  End of period.............................................  $ 475,425,722   $ 486,213,912
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                          NO-LOAD CLASS
                                      -------------------------------------------------------------------------------------
                                      SIX MONTHS                                JANUARY 1
                                        ENDED        YEAR ENDED OCTOBER 31       THROUGH         YEAR ENDED DECEMBER 31
                                      APRIL 30,    -------------------------   OCTOBER 31,   ------------------------------
                                        2002**       2001             2000        1999*        1998       1997       1996
                                      ----------   --------         --------   -----------   --------   --------   --------
Net asset value at beginning of
 period.............................   $   1.00    $   1.00         $   1.00    $   1.00     $   1.00   $   1.00   $   1.00
                                       --------    --------         --------    --------     --------   --------   --------
Net investment income...............       0.01        0.04             0.06        0.04         0.05       0.05       0.05
                                       --------    --------         --------    --------     --------   --------   --------
Less dividends and distributions:
From net investment income..........      (0.01)      (0.04)           (0.06)      (0.04)       (0.05)     (0.05)     (0.05)
From net realized gain on
 investments........................      (0.00)(a)      --              --          --           --       (0.00)(a)      --
                                       --------    --------         --------    --------     --------   --------   --------
Total dividends and distributions...      (0.01)      (0.04)           (0.06)      (0.04)       (0.05)     (0.05)     (0.05)
                                       --------    --------         --------    --------     --------   --------   --------
Net asset value at end of period....   $   1.00    $   1.00         $   1.00    $   1.00     $   1.00   $   1.00   $   1.00
                                       ========    ========         ========    ========     ========   ========   ========
Total investment return.............       0.91%(b)     4.67%           5.98%       3.96%(b)     5.25%      5.27%      5.11%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..............       1.83%+      4.50%            5.81%       4.68%+       5.12%      5.18%      5.00%
 Net expenses.......................       0.50%+      0.50%            0.50%       0.50%+       0.50%      0.50%      0.50%
 Expenses (before reimbursement)....       0.60%+      0.61%            0.57%       0.62%+       0.63%      0.61%      0.67%
Net assets at end of period (in
 000's).............................   $176,547    $199,495         $160,942    $246,713     $194,338   $190,319   $110,760

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Unaudited.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                      SERVICE CLASS
    ---------------------------------------------------------------------------------
    SIX MONTHS                            JANUARY 1
      ENDED      YEAR ENDED OCTOBER 31     THROUGH         YEAR ENDED DECEMBER 31
    APRIL 30,    ---------------------   OCTOBER 31,   ------------------------------
      2002**       2001        2000         1999*        1998       1997       1996
    ----------   ---------   ---------   -----------   --------   --------   --------
     $   1.00    $   1.00    $   1.00     $   1.00     $   1.00   $   1.00   $   1.00
     --------    --------    --------     --------     --------   --------   --------
         0.01        0.04        0.06         0.04         0.05       0.05       0.05
     --------    --------    --------     --------     --------   --------   --------
        (0.01)      (0.04)      (0.06)       (0.04)       (0.05)     (0.05)     (0.05)
        (0.00)(a)      --         --           --           --       (0.00)(a)     --
     --------    --------    --------     --------     --------   --------   --------
        (0.01)      (0.04)      (0.06)       (0.04)       (0.05)     (0.05)     (0.05)
     --------    --------    --------     --------     --------   --------   --------
     $   1.00    $   1.00    $   1.00     $   1.00     $   1.00   $   1.00   $   1.00
     ========    ========    ========     ========     ========   ========   ========
         0.79%(b)     4.41%      5.72%        3.74%(b)     4.99%      5.01%      4.85%
         1.58%+      4.25%       5.56%        4.43%+       4.87%      4.93%      4.75%
         0.75%+      0.75%       0.75%        0.75%+       0.75%      0.75%      0.75%
         0.85%+      0.86%       0.82%        0.87%+       0.88%      0.86%      0.92%
     $  5,187    $  1,685    $  1,586     $  5,630     $103,765   $ 64,228   $ 34,664

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                            SWEEP SHARES CLASS
                                                 ------------------------------------------------------------------------
                                                 SIX MONTHS                                JANUARY 1       DECEMBER 8
                                                   ENDED        YEAR ENDED OCTOBER 31       THROUGH          THROUGH
                                                 APRIL 30,    -------------------------   OCTOBER 31,     DECEMBER 31,
                                                  2002***       2001             2000        1999*           1998**
                                                 ----------   --------         --------   -----------   -----------------
Net asset value at beginning of period.........   $   1.00    $   1.00         $   1.00    $   1.00         $   1.00
                                                  --------    --------         --------    --------         --------
Net investment income..........................       0.01        0.04             0.05        0.04             0.00(a)
                                                  --------    --------         --------    --------         --------
Less dividends and distributions:
From net investment income.....................      (0.01)      (0.04)           (0.05)      (0.04)           (0.00)(a)
From net realized gain on investments..........      (0.00)(a)      --              --          --               --
                                                  --------    --------         --------    --------         --------
Total dividends and distributions..............      (0.01)      (0.04)           (0.05)      (0.04)           (0.00)(a)
                                                  --------    --------         --------    --------         --------
Net asset value at end of period...............   $   1.00    $   1.00         $   1.00    $   1.00         $   1.00
                                                  ========    ========         ========    ========         ========
Total investment return........................       0.66%(b)     4.15%           5.46%       3.53%(b)         0.31%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.........................       1.33%+      4.00%            5.31%       4.18%+           4.62%+
 Net expenses..................................       1.00%+      1.00%            1.00%       1.00%+           1.00%+
 Expenses (before reimbursement)...............       1.10%+      1.11%            1.07%       1.12%+           1.13%+
Net assets at end of period (in 000's).........   $293,692    $285,034         $221,935    $152,268         $  6,957

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Sweep Shares Class first offered on December 8, 1998.
***  Unaudited.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Asset Manager Fund
--------------------------------------------------------------------------------

With gains in industrial production, negligible inflation, and strong consumer confidence, many economists are predicting promising results for the U.S. economy in 2002. There are, however, several other factors that may influence the pace of the economic recovery.

If the Federal Reserve moves to raise rates, higher borrowing costs may impede business spending--a facet of the economy that is vital to the technology and telecommunications sectors. Despite the rapid descent in stock prices in recent years, many stocks still appear to be overvalued. As a result, drastic upturn in stock valuations may not be forthcoming, especially during an uncertain earnings season.

Recent economic data may also cast doubt on the strength of an economic recovery. The unemployment rate jumped to a sobering 6% in the month of April, in stark contrast to strong preliminary real gross domestic product data for the first quarter of 2002. Higher unemployment suggests that the recovery may not be as swift and strong as most had originally hoped. The stock market's decline in April may well have reflected investors' revised expectations.

Global markets benefited from a string of positive U.S. economic data. Many investors shifted their assets into regions that are likely to benefit from an economic recovery in the United States. Emerging countries showed particularly strong performance, providing double digit returns in the first quarter of 2002. The fortunes of most world economies, however, hinge on the economic leadership of the United States. As a result, any indication that the U.S. economy may falter is likely to weigh heavily upon prospects for a sustained global turnaround.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Asset Manager Fund returned 2.11% for No-Load Class shares and 2.04% for Service Class shares. Both share classes underperformed the 2.65% return of the average Lipper(1) flexible portfolio fund over the same period. Over the six-month period the S&P 500 Index(2) returned 2.29%, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index(3) returned -0.03%, and the Merrill Lynch Three-Month Treasury Bill Index(4) returned 0.96%.

Both share classes of Eclipse Asset Manager Fund were rated four stars overall out of 5,094 domestic equity funds by Morningstar(5) as of April 30, 2002. Both share classes were rated three stars out of 5,094 domestic equity funds for the three-year period then ended, and four stars out of 3,350 domestic equity funds for the five-year period then ended. No-Load Class shares were rated four stars out of 947 domestic equity funds for the 10-year period then ended.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index that is considered to be representative of the 90-day T-bill market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(5) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

--------------------------------------------------------------------------------

ALLOCATION DECISIONS AND SECTOR SPECIFICS

During the six months ended April 30, 2002, the Fund had an average allocation of 64% to equities, 26% to bonds, and 10% to cash. Within the equity allocation, U.S. equities were underweighted (relative to the benchmark)(6) at 59%, and international equities were overweighted at 5%.

The Fund may invest in a wide range of
asset classes. Of these, U.S. small-cap stocks showed the strongest overall performance, returning 25.57% for the reporting period.(7) The Fund was overweighted in this sector along with U.S. mid-cap stocks, which returned 19.40% for the six months ended April 30, 2002. The Fund was also underweighted in U.S. large-cap stocks (+2.29%). Although these decisions strengthened overall performance, the Fund's allocation constraints prevented it from taking full advantage of these dramatic performance differences.

The Fund's foreign investments contributed positively to performance for the six months ended April 30, 2002. The top performing markets (in local-dollar terms) were Hong Kong (+14.13%), Germany (+10.57%), and Canada (+9.18%). The worst performing international markets in which the Fund invested were Japan (+2.14%), the United Kingdom (+2.50%), and France (+2.80%).

Early in the reporting period, two easing moves by the Federal Reserve had a generally positive impact on bonds. Over the remainder of the reporting period, however, bond yields generally rose across the yield curve as many investors began to anticipate Fed tightening. This had a negative impact on bond prices. As a result, the Fund's bond investments, which accounted for a substantial portion of the Fund's average net assets, detracted from overall performance.

With domestic short-term interest rates at their lowest levels in years, cash investments showed relatively weak performance, and the Fund maintained a minimum weighting in cash throughout the reporting period.

LOOKING AHEAD

We believe that the pace of the U.S. economic recovery will have a strong influence on global stock and bond markets. Despite mixed signals, the U.S. economy appears to be on the mend and many investors anticipate that the Fed will begin to tighten interest rates before the end of 2002.

The Fund will continue to use its proprietary model to estimate expected returns, the volatility of various markets, and correlations among domestic and foreign stock markets and domestic income securities. Whatever the markets or the economy may bring, the Fund will continue seeking to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money market investments.

JEFFERSON C. BOYCE
ELIAS BELESSAKOS
Portfolio Managers
New York Life Investment Management LLC

--------------------------------------------------------------------------------
(6) The Fund compares itself to a benchmark consisting of 60% equities, 30% bonds, and 10% cash.
(7) Returns for U.S. stock sectors and foreign markets reflect major unmanaged indices considered representative of the specific sectors or markets. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                   AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND AND
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES GRAPH]

                                                AVERAGE LIPPER FLEXIBLE    SALOMON SMITH BARNEY BIG
                                                    PORTFOLIO FUND                BOND INDEX           ECLIPSE ASSET MANAGER FUND
                                                -----------------------    ------------------------    --------------------------
4/30/92                                            $   10000.00                $   10000.00                 $   10000.00
93                                                     11237.00                    11341.00                     11686.00
94                                                     11901.00                    11453.00                     11585.00
95                                                     12525.00                    12284.00                     14692.00
96                                                     13645.00                    13334.00                     17066.00
97                                                     14294.00                    14294.00                     21621.00
98                                                     15036.00                    15863.00                     26228.00
99                                                     15151.00                    16863.00                     29330.00
00                                                     14558.00                    17061.00                     29694.00
01                                                     15855.00                    19172.00                     28153.00
4/30/02                                                16612.00                    20676.00                     27628.00

Source: Lipper Inc. and Bloomberg, 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

                              $10,000 INVESTED IN
                       ECLIPSE ASSET MANAGER FUND VERSUS
                   AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND AND
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES GRAPH]

                                                AVERAGE LIPPER FLEXIBLE    SALOMON SMITH BARNEY BIG
                                                    PORTFOLIO FUND                BOND INDEX           ECLIPSE ASSET MANAGER FUND
                                                -----------------------    ------------------------    --------------------------
4/30/92                                            $   10000.00                $   10000.00                 $   10000.00
93                                                     11237.00                    11341.00                     11686.00
94                                                     11901.00                    11453.00                     11585.00
95                                                     12525.00                    12284.00                     14678.00
96                                                     13645.00                    13334.00                     17011.00
97                                                     14294.00                    14294.00                     21485.00
98                                                     15036.00                    15863.00                     25996.00
99                                                     15151.00                    16863.00                     28994.00
00                                                     14558.00                    17061.00                     29276.00
01                                                     15855.00                    19172.00                     27708.00
4/30/02                                                16612.00                    20676.00                     27167.00

                                             TOTAL RETURNS*        AVERAGE ANNUAL TOTAL RETURNS*
              PERFORMANCE                 AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
--------------------------------------------------------------------------------------------------
                                          SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------------
Eclipse Asset Manager Fund No-Load Class          2.11%            -4.29%      8.53%       10.70%
Eclipse Asset Manager Fund Service
 Class(+)                                         2.04             -4.54       8.27        10.51
Average Lipper flexible portfolio
 fund(++)                                         2.65             -4.92       6.40         8.88
Salomon Smith Barney BIG Bond
 Index(sec.)                                     -0.03              7.85       7.66         7.53

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                           TOTAL RETURN*
                                           1992                                   7.09
                                           1993                                   8.79
                                           1994                                  -0.86
YEAR ENDED DECEMBER 31                     1995                                  26.81
                                           1996                                  16.16
                                           1997                                  26.69
                                           1998                                  21.31
10 MONTHS ENDED OCTOBER 31                 1999                                   5.58
YEAR ENDED OCTOBER 31                      2000                                  11.18
YEAR ENDED OCTOBER 31                      2001                                 -12.12
SIX MONTHS ENDED APRIL 30                  2002                                   2.11

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered to be representative of the U.S. bond market. Returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

LONG-TERM BONDS (20.9%)+
CORPORATE BONDS (6.2%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
AEROSPACE & DEFENSE (0.6%)
Honeywell International Inc.
 7.50%, due 3/1/10.............  $ 1,000,000   $  1,088,239
United Technologies Corp.
 6.35%, due 3/1/11.............    2,000,000      2,050,210
                                               ------------
                                                  3,138,449
                                               ------------
AUTOMOBILE MANUFACTURERS (0.2%)
Daimler-Benz of North America
 Corp., Series A
 7.375%, due 9/15/06...........    1,000,000      1,036,179
                                               ------------
BANKS (0.4%)
International Bank of
 Reconstruction & Development
 (zero coupon), due 2/15/15
   (d).........................    1,197,000        530,847
 8.875%, due 3/1/26 (d)........    1,000,000      1,309,067
                                               ------------
                                                  1,839,914
                                               ------------
BREWERS (0.5%)
Bass North America Inc.
 6.625%, due 3/1/03............    2,250,000      2,296,940
                                               ------------
BROADCASTING & CABLE TV (0.2%)
Cox Communications, Inc.
 6.50%, due 11/15/02...........    1,000,000      1,012,151
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Ambac Financial Group, Inc.
 9.375%, due 8/1/11............    1,000,000      1,207,583
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04...........      500,000        521,902
Paine Webber Group Inc.
 7.75%, due 9/1/02.............      400,000        407,080
                                               ------------
                                                  2,136,565
                                               ------------
ELECTRIC UTILITIES (0.8%)
Arkansas Power & Light Co.
 6.00%, due 10/1/03............    3,000,000      3,005,052
Tennessee Valley Authority
 6.875%, due 12/15/43..........    1,000,000        964,780
                                               ------------
                                                  3,969,832
                                               ------------
FOREIGN GOVERNMENTS (0.4%)
Province of Quebec
 6.125%, due 1/22/11...........    1,800,000      1,830,413
                                               ------------


CORPORATE BONDS (6.2%)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
GAS UTILITIES (0.2%)
El Paso Corp.
 6.95%, due 12/15/07...........  $ 1,000,000   $  1,017,552
                                               ------------
INDUSTRIAL CONGLOMERATES (0.2%)
Tyco International Group S.A.
 6.125%, due 1/15/09...........    1,000,000        792,920
                                               ------------
INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
Citizens Communications Co.
 7.45%, due 1/15/04............    1,000,000      1,028,681
GTE South Inc., Series C
 6.00%, due 2/15/08............    1,300,000      1,270,407
                                               ------------
                                                  2,299,088
                                               ------------
MOVIES & ENTERTAINMENT (0.4%)
AOL Time Warner Inc.
 7.625%, due 4/15/31...........    2,000,000      1,866,812
                                               ------------
MULTI-LINE INSURANCE (0.4%)
AXA Group
 8.60%, due 12/15/30...........    1,500,000      1,701,414
                                               ------------
OIL & GAS EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
 6.625%, due 3/30/08 (d).......    1,000,000        890,000
                                               ------------
PAPER PRODUCTS (0.1%)
Georgia-Pacific Corp.
 9.125%, due 7/1/22............      500,000        460,324
                                               ------------
PROPERTY & CASUALTY INSURANCE (0.2%)
American Re Corp., Series B
 7.45%, due 12/15/26...........      920,000        976,364
                                               ------------
SOFT DRINKS (0.3%)
Coca-Cola Enterprises Inc.
 7.00%, due 5/15/98............    1,650,000      1,570,742
                                               ------------
TELECOMMUNICATIONS EQUIPMENT (0.2%)
Nortel Networks Corp.
 6.875%, due 10/1/02...........    1,000,000        950,000
                                               ------------
Total Corporate Bonds
 (Cost $30,079,786)............                  29,785,659
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

      The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

MORTGAGE-BACKED SECURITY (0.2%)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 --------------------------
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
COMM
 Series 2001-JIA Class AZ
 6.457%, due 2/15/34 (e).......  $ 1,000,000   $  1,016,563
                                               ------------
Total Mortgage-Backed Security
 (Cost $999,997)...............                   1,016,563
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (14.5%)

FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
(MORTGAGE PASS-THROUGH SECURITIES) (1.9%)
 6.00%, due 1/1/26-1/1/28......      655,313        655,423
 6.50%, due 2/1/27-10/1/29.....    6,429,543      6,538,320
 7.00%, due 3/1/26-7/1/30......    1,408,208      1,455,251
 7.50%, due 7/1/11-9/1/11......      162,209        171,893
 7.75%, due 10/1/07............      168,336        176,600
 8.00%, due 10/1/11-11/1/11....      203,951        216,474
                                               ------------
                                                  9,213,961
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
 6.625%, due 11/15/30..........    2,000,000      2,089,008
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.3%)
 6.00%, due 6/1/31.............    7,695,752      7,610,783
 6.50%, due 11/1/03-7/1/29.....    3,278,649      3,331,762
 7.00%, due 10/1/03-7/1/30.....    2,622,830      2,708,413
 7.50%, due 7/1/11-10/1/15.....    1,498,315      1,582,903
 8.00%, due 7/1/09-11/1/11.....      305,555        324,362
 8.50%, due 6/1/26-10/1/26.....       63,614         68,880
 9.00%, due 6/1/26-9/1/26......      113,327        123,378
                                               ------------
                                                 15,750,481
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (1.1%)
 6.50%, due 4/15/29-8/15/29....       20,754         21,106
 7.00%, due 7/15/11-6/15/28....    2,327,632      2,422,305
 7.50%, due 3/15/26-10/15/30...    2,301,994      2,417,191
 8.00%, due 8/15/26-10/15/26...      237,373        253,658
 8.50%, due 11/15/26...........       98,002        106,114
 9.00%, due 4/15/25-11/15/26...       36,245         39,434
                                               ------------
                                                  5,259,808
                                               ------------
RESOLUTION FUNDING CORPORATION (0.3%)
 (zero coupon), due 10/15/10...    2,600,000      1,642,436
                                               ------------
UNITED STATES TREASURY BONDS (0.9%)
 5.25%, due 2/15/29............    2,650,000      2,473,817
 5.375%, due 2/15/31...........    1,000,000        968,281
 11.875%, due 11/15/03.........      700,000        794,527
                                               ------------
                                                  4,236,625
                                               ------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 --------------------------

UNITED STATES TREASURY NOTES (6.6%)
 4.625%, due 5/15/06...........  $ 3,000,000   $  3,039,960
 4.75%, due 11/15/08...........   10,000,000      9,966,410
 5.625%, due 12/31/02..........    8,500,000      8,704,195
 5.75%, due 8/15/03............    2,300,000      2,391,820
 6.00%, due 8/15/04............    4,400,000      4,649,049
 7.00%, due 7/15/06............    2,100,000      2,313,692
 7.50%, due 5/15/02............    1,000,000      1,002,227
                                               ------------
                                                 32,067,353
                                               ------------
Total U.S. Government & Federal
 Agencies
 (Cost $67,883,705)............                  70,259,672(g)
                                               ------------
Total Long-Term Bonds
 (Cost $98,963,488)............                 101,061,894
                                               ------------
COMMON STOCKS (53.1%)
                                   SHARES
                                 -----------
ADVERTISING (0.2%)
Advo, Inc. (a).................          740         32,042
Catalina Marketing Corp. (a)...        2,203         77,303
Harte-Hanks, Inc. .............        2,506         80,493
Interpublic Group of Cos., Inc.
 (The).........................        7,893        243,736
Omnicom Group, Inc. ...........        3,926        342,504
TMP Worldwide Inc. (a).........        2,200         66,374
                                               ------------
                                                    842,452
                                               ------------
AEROSPACE & DEFENSE (0.9%)
AAR Corp. .....................        1,054         13,428
Aeroflex Inc. (a)..............        2,222         31,064
Alliant Techsystems, Inc.
 (a)...........................          918         98,869
Armor Holdings, Inc. (a).......        1,126         28,544
Be Aerospace, Inc. (a).........        1,195         15,535
Boeing Co. (The)...............       17,564        783,354
Curtiss-Wright Corp. ..........          376         28,666
DRS Technologies, Inc. (a).....          596         27,565
EDO Corp. .....................          735         22,748
Gencorp Inc. ..................        1,660         26,062
General Dynamics Corp. ........        4,240        411,662
Goodrich Corp. ................        2,089         66,681
Honeywell International,
 Inc. .........................       17,047        625,284
Kaman Corp. Class A............          870         15,616
L-3 Communication Holdings,
 Inc. (a)......................        1,541        196,909
Lockheed Martin Corp. .........        9,248        581,699
Mercury Computer Systems, Inc.
 (a)...........................          791         22,899
Northrop Grumman Corp. ........        2,322        280,172
Precision Castparts Corp. .....        2,032         71,872
Raytheon Co. ..................        8,213        347,410
Rockwell Collins, Inc. ........        3,962         94,375
Sequa Corp. (a)................          412         24,411

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
AEROSPACE & DEFENSE (CONTINUED)
Triumph Group, Inc. (a)........          600   $     27,630
United Technologies Corp. .....        9,869        692,508
                                               ------------
                                                  4,534,963
                                               ------------
AGRICULTURAL PRODUCTS (0.1%)
Archer-Daniels-Midland Co. ....       13,940        184,984
Corn Products International,
 Inc. .........................        1,316         43,559
Delta and Pine Land Co. .......        1,428         27,789
                                               ------------
                                                    256,332
                                               ------------
AIR FREIGHT & LOGISTICS (0.2%)
Airborne, Inc. ................        1,905         39,510
Atlas Air Worldwide Holdings,
 Inc. (a)......................        1,516         18,905
C.H. Robinson Worldwide,
 Inc. .........................        3,350        105,425
CNF Transportation, Inc. ......        1,928         60,944
EGL, Inc. (a)..................        1,854         31,796
Expeditors International of
 Washington, Inc. .............        2,039        117,997
FedEx Corp. (a)................        6,242        322,524
Forward Air Corp. (a)..........          803         21,817
J.B. Hunt Transport Services,
 Inc. (a)......................        1,395         36,535
Ryder System, Inc. ............        1,301         36,896
                                               ------------
                                                    792,349
                                               ------------
AIRLINES (0.1%)
AMR Corp. (a)..................        3,248         69,734
Alaska Air Group, Inc. (a).....        1,049         32,131
Atlantic Coast Airlines
 Holdings, Inc. (a)............        1,660         36,271
Delta Air Lines, Inc. .........        2,628         72,822
Frontier Airlines, Inc. (a)....        1,097         16,949
Mesa Air Group, Inc. (a).......        1,264         12,514
Midwest Express Holdings, Inc.
 (a)...........................          543         10,860
Skywest, Inc. .................        2,091         47,987
Southwest Airlines Co. ........       16,120        293,545
US Airways Group, Inc. (a).....        1,366          7,103
                                               ------------
                                                    599,916
                                               ------------
ALUMINUM (0.2%)
Alcan Inc. ....................        6,739        246,850
Alcoa Inc. ....................       17,877        608,354
Century Aluminum Co. ..........          763         11,567
Commonwealth Industries,
 Inc. .........................          647          4,865
IMCO Recycling Inc. ...........          600          6,390
                                               ------------
                                                    878,026
                                               ------------
APPAREL RETAIL (0.3%)
Abercrombie & Fitch Co. Class A
 (a)...........................        3,918        117,540
American Eagle Outfitters, Inc.
 (a)...........................        2,763         70,263
AnnTaylor Stores Corp. (a).....        1,089         47,339


                                      SHARES          VALUE
                                 --------------------------
APPAREL RETAIL (CONTINUED)
Burlington Coat Factory
 Warehouse Corp. ..............        1,610   $     36,161
Cato Corp. (The) Class A.......          975         24,960
Chico's FAS, Inc. (a)..........        1,489         53,723
Children's Place Retail Stores,
 Inc. (The) (a)................          700         24,234
Christopher & Banks Corp. (a)..          900         33,453
Dress Barn, Inc. (The) (a).....          717         21,510
Gap, Inc. (The)................       17,921        252,865
Genesco Inc. (a)...............          840         23,394
Goody's Family Clothing, Inc.
 (a)...........................        1,273         11,215
Gymboree Corp. (The) (a).......        1,055         19,243
Hot Topic, Inc. (a) ...........        1,113         25,109
Limited, Inc. (The)............        8,918        170,869
Men's Wearhouse, Inc. (The)
 (a)...........................        1,585         39,023
Pacific Sunwear of California,
 Inc. (a)......................        1,209         30,201
Ross Stores, Inc. .............        3,113        126,419
TJX Cos., Inc. (The)...........        5,686        247,796
Too Inc. (a)...................        1,162         35,034
Wet Seal, Inc. (The) (a).......          736         26,224
                                               ------------
                                                  1,436,575
                                               ------------
APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
Ashworth, Inc. (a).............          513          4,617
Coach, Inc. (a)................        1,726         96,656
Fossil, Inc. (a)...............        1,091         30,275
Haggar Corp. ..................          255          3,825
Jones Apparel Group Inc. (a)...        2,533         98,660
Kellwood Co. ..................          887         24,171
Liz Claiborne, Inc. ...........        2,298         71,904
Nautica Enterprises Inc. (a)...        1,240         17,844
Oshkosh B' Gosh, Inc. Class
 A.............................          476         19,921
Oxford Industries, Inc. .......          289          8,309
Phillips-Van Heusen Corp. .....        1,069         16,291
Quiksilver, Inc. (a)...........          881         21,496
Russell Corp. .................        1,248         23,075
V.F. Corp. ....................        2,336        102,247
                                               ------------
                                                    539,291
                                               ------------
APPLICATION SOFTWARE (0.5%)
Activision, Inc. (a)...........        2,133         67,147
Advent Software, Inc. (a)......        1,318         65,083
ANSYS, Inc. (a)................          539         13,745
Aspen Technology, Inc. (a).....        1,163         15,759
Autodesk, Inc. ................        2,228         40,973
Avant! Corp. (a)...............        1,408         23,443
Barra, Inc. (a)................          810         40,006
Cadence Design Systems, Inc.
 (a)...........................        9,512        194,806
Captaris Inc. (a)..............        1,202          4,243
Catapult Communications Corp.
 (a)...........................          500         12,530
Cerner Corp. (a)...............        1,298         68,937
Citrix Systems, Inc. (a).......        3,820         44,312
Compuware Corp. (a)............        7,747         60,736

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
APPLICATION SOFTWARE (CONTINUED)
Concord Communications, Inc.
 (a)...........................          645   $     12,126
Dendrite International, Inc.
 (a)...........................        1,564         20,723
Electronic Arts, Inc. (a)......        5,422        320,169
Fair, Isaac and Co., Inc. .....          866         48,271
Filenet Corp. (a)..............        1,353         23,339
Gerber Scientific, Inc. .......          862          3,879
HNC Software Inc. (a)..........        1,260         24,091
Hyperion Solutions Corp. (a)...        1,220         28,548
Imation Corp. (a)..............        1,398         42,066
Intervoice-Brite, Inc. (a).....        1,289          5,672
Intuit Inc. (a)................        4,500        176,310
Jack Henry & Associates,
 Inc. .........................        3,497         81,410
Kronos Inc. (a)................          743         30,203
MRO Software, Inc. (a).........          864         12,493
Macromedia, Inc. (a)...........        2,333         52,236
MapInfo Corp. (a)..............          566          6,243
Mentor Graphics Corp. (a)......        2,561         49,427
Mercury Interactive Corp.
 (a)...........................        1,708         63,657
MICROS Systems, Inc. (a).......          679         19,012
National Instruments Corp.
 (a)...........................        2,011         77,283
Parametric Technology Corp.
 (a)...........................        5,837         23,581
PeopleSoft, Inc. (a)...........        6,324        146,527
RSA Security, Inc. (a).........        2,254         13,749
Rational Software Corp. (a)....        4,252         61,952
Reynolds & Reynolds Co. (The)
 Class A.......................        2,797         81,001
Roxio, Inc. (a)................          710         15,088
SPSS Inc. (a)..................          622         11,034
Siebel Systems, Inc. (a).......        9,747        235,780
Synopsys, Inc. (a).............        2,380        107,362
Systems & Computer Technology
 Corp. (a).....................        1,277         19,857
THQ, Inc. (a)..................        1,350         47,331
Take-Two Interactive Software,
 Inc. (a)......................        1,378         34,588
Transaction Systems Architects,
 Inc. (a)......................        1,441         16,716
Verity, Inc. (a)...............        1,322         17,635
                                               ------------
                                                  2,581,079
                                               ------------
AUTO PARTS & EQUIPMENT (0.2%)
ArvinMeritor, Inc. ............        2,601         82,452
BorgWarner, Inc. ..............        1,039         64,917
Dana Corp. ....................        3,223         65,298
Delphi Corp. ..................       11,757        182,821
Federal Signal Corp. ..........        1,798         41,354
Gentex Corp. (a)...............        2,942         93,144
Intermet Corp. ................          994         10,904
Johnson Controls, Inc. ........        1,794        154,732
Lear Corp. (a).................        2,526        129,862
Midas, Inc. ...................          593          8,717
Modine Manufacturing Co. ......        1,302         38,305
Standard Motor Products,
 Inc. .........................          487          8,035


                                      SHARES          VALUE
                                 --------------------------
AUTO PARTS & EQUIPMENT (CONTINUED)
Superior Industries
 International, Inc. ..........        1,025   $     52,859
TRW, Inc. .....................        2,613        143,793
Tower Automotive, Inc. (a).....        1,760         25,819
Visteon Corp. .................        2,790         43,078
                                               ------------
                                                  1,146,090
                                               ------------
AUTOMOBILE MANUFACTURERS (0.3%)
Coachmen Industries, Inc. .....          610         11,285
Ford Motor Co. ................       38,011        608,176
General Motors Corp. ..........       11,664        748,246
Monaco Coach Corp. (a).........        1,113         31,965
Thor Industries, Inc. .........          526         31,165
Winnebago Industries, Inc. ....          768         35,866
                                               ------------
                                                  1,466,703
                                               ------------
BANKS (4.0%)
American Financial Holdings,
 Inc. .........................          897         26,453
AmSouth Bancorporation.........        7,817        177,524
Anchor Bancorp Wisconsin,
 Inc. .........................          897         19,734
Associated Banc-Corp...........        2,811        105,281
Astoria Financial Corp. .......        3,589        115,171
BB&T Corp. ....................        9,634        366,863
Bank of America Corp. .........       32,990      2,391,115
Bank of Hawaii Corp. ..........        2,987         85,070
Bank of New York Co., Inc.
 (The).........................       15,419        564,181
Bank One Corp. ................       24,438        998,781
Banknorth Group, Inc. .........        6,021        158,894
Boston Private Financial
 Holdings, Inc. ...............          823         22,098
Charter One Financial, Inc. ...        4,702        166,357
Chittenden Corp. ..............        1,197         39,561
City National Corp. ...........        1,895        104,699
Colonial BancGroup Inc.,
 (The).........................        4,497         71,952
Comerica, Inc. ................        3,781        237,636
Commerce Bancorp, Inc. ........        2,543        125,599
Commercial Federal Corp. ......        1,727         50,774
Community First Bankshares,
 Inc. .........................        1,534         42,154
Compass Bancshares, Inc. ......        5,049        180,603
Cullen/Frost Bankers, Inc. ....        1,922         72,536
Dime Community Bancshares......          952         22,155
Downey Financial Corp. ........        1,052         55,882
East West Bancorp, Inc. .......          893         31,969
FifthThird Bancorp.............       12,220        838,170
First BanCorp..................        1,034         34,639
First Midwest Bancorp, Inc. ...        1,816         55,261
First Republic Bank (a)........          500         16,550
First Tennessee National
 Corp. ........................        4,926        190,439
First Virginia Banks, Inc. ....        1,829        104,674
FirstFed Financial Corp. (a)...          675         19,305
Firstmerit Corp. ..............        3,374         95,822
FleetBoston Financial Corp. ...       21,899        773,035
GBC Bancorp....................          452         14,554
Golden State Bancorp Inc. .....        5,353        176,595
Golden West Financial Corp. ...        3,325        227,397

      The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
BANKS (CONTINUED)
Greater Bay Bancorp............        1,946   $     65,171
GreenPoint Financial Corp. ....        3,896        192,657
Hibernia Corp. Class A.........        6,289        125,465
Hudson United Bancorp..........        1,751         55,577
Huntington Bancshares, Inc. ...        5,232        106,157
Independence Community Bank
 Corp. ........................        2,295         74,794
IndyMac Bancorp Inc. (a).......        2,406         60,752
Investors Financial Services
 Corp. ........................        1,251         92,124
KeyCorp........................        8,909        250,432
M&T Bank Corp. ................        3,675        313,771
MAF Bancorp, Inc. .............          820         30,389
Marshall & Ilsley Corp. .......        2,206        140,412
Mellon Financial Corp. ........        9,837        371,445
Mercantile Bankshares Corp. ...        2,774        114,178
National City Corp. ...........       12,717        396,770
National Commerce Financial
 Corp. ........................        7,998        223,864
New York Community Bancorp,
 Inc. .........................        3,979        118,017
North Fork Bancorporation,
 Inc. .........................        6,380        246,396
Northern Trust Corp. ..........        4,625        245,680
PNC Financial Services Group,
 Inc. (The)....................        6,081        335,367
Provident Bankshares Corp. ....          956         24,913
Provident Financial Group
 Inc. .........................        1,935         58,572
Regions Financial Corp. .......        4,766        167,144
Riggs National Corp. ..........        1,111         18,476
Roslyn Bancorp, Inc. ..........        3,420         78,728
Seacoast Financial Services
 Corp. ........................          600         12,840
Silicon Valley Bancshares
 (a)...........................        1,798         57,446
South Financial Group, Inc. ...        1,549         35,673
SouthTrust Corp. ..............        7,036        187,720
Southwest Bancorporation of
 Texas, Inc. (a)...............        1,224         42,877
Sovereign Bancorp, Inc. .......       10,076        145,397
Staten Island Bancorp, Inc. ...        2,351         46,902
Sterling Bancshares, Inc. .....        1,539         21,054
SunTrust Banks, Inc. ..........        6,066        412,367
Susquehanna Bancshares, Inc. ..        1,427         35,247
Synovus Financial Corp. .......        6,045        163,457
TCF Financial Corp. ...........        2,990        155,629
TrustCo Bank Corp. of NY.......        2,595         33,579
UCBH Holdings, Inc. ...........          691         27,260
U.S. Bancorp...................       39,994        947,858
Union Planters Corp. ..........        2,884        144,517
United Bankshares, Inc. .......        1,613         51,616
Wachovia Corp. ................       28,585      1,087,373
Washington Federal Inc. .......        2,374         62,009
Washington Mutual, Inc. .......       20,179        761,354
Webster Financial Corp. .......        1,940         76,882
Wells Fargo Co. ...............       35,604      1,821,145
Westamerica Bankcorp...........        1,405         62,171


                                      SHARES          VALUE
                                 --------------------------
BANKS (CONTINUED)
Whitney Holding Corp. .........        1,470   $     53,655
Wilmington Trust Corp. ........        1,284         81,072
Zions Bancorp..................        1,896        102,536
                                               ------------
                                                 19,316,370
                                               ------------
BIOTECHNOLOGY (0.7%)
Advanced Tissue Sciences, Inc.
 (a)...........................        2,512          6,908
Amgen Inc. (a).................       21,925      1,159,394
Arqule, Inc. (a)...............          757          7,192
Bio-Technology General Corp.
 (a)...........................        2,147         10,518
Biogen, Inc. (a)...............        3,134        136,235
Cephalon Inc. (a)..............        1,883        110,419
Chiron Corp. (a)...............        4,000        161,880
Enzo Biochem, Inc. (a).........        1,005         18,191
Genzyme Corp. (a)..............        4,450        182,183
Gilead Sciences, Inc. (a)......        7,601        236,543
IDEC Pharmaceuticals Corp.
 (a)...........................        5,995        329,425
IDEXX Laboratories, Inc. (a)...        1,251         35,628
Immunex Corp. (a)..............       11,488        311,784
Incyte Genomics, Inc. (a)......        2,545         20,894
MedImmune, Inc. (a)............        5,190        173,346
Millennium Pharmaceuticals,
 Inc. (a)......................       11,002        219,600
Protein Design Labs, Inc.
 (a)...........................        3,436         61,711
Regeneron Pharmaceuticals, Inc.
 (a)...........................        1,623         33,515
Sepracor, Inc. (a).............        3,079         38,980
Techne Corp. (a)...............        1,545         41,236
Vertex Pharmaceuticals Inc.
 (a)...........................        2,910         61,896
                                               ------------
                                                  3,357,478
                                               ------------
BREWERS (0.2%)
Anheuser-Busch Companies,
 Inc. .........................       18,579        984,687
Coors (Adolph) Co. Class B.....          775         51,809
                                               ------------
                                                  1,036,496
                                               ------------
BROADCASTING & CABLE TV (0.4%)
Clear Channel Communications,
 Inc. (a)......................       12,531        588,330
Comcast Corp. Class A (a)......       19,804        529,757
Emmis Communications Corp.
 (a)...........................        1,864         54,187
Entercom Communications Corp.
 (a)...........................        1,921        100,372
Hispanic Broadcasting Corp.
 (a)...........................        4,319        115,836
Univision Communications Inc.
 Class A (a)...................        4,400        175,824
Westwood One, Inc. (a).........        4,255        153,180
                                               ------------
                                                  1,717,486
                                               ------------
BUILDING PRODUCTS (0.2%)
American Standard Cos. Inc.
 (a)...........................        2,815        210,280
Apogee Enterprises, Inc. ......        1,089         14,974
Crane Co. .....................        1,267         34,944
Elcor Corp. ...................          752         20,289

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
BUILDING PRODUCTS (CONTINUED)
Griffon Corp. (a)..............        1,278   $     24,538
Lennox International, Inc. ....        2,173         32,595
Masco Corp. ...................        9,695        272,429
Simpson Manufacturing Co., Inc.
 (a)...........................          470         30,879
Universal Forest Products,
 Inc. .........................          782         19,550
Watsco Inc. ...................        1,040         18,814
York International Corp. ......        1,508         54,906
                                               ------------
                                                    734,198
                                               ------------
CASINOS & GAMING (0.1%)
Argosy Gaming Co. (a)..........        1,072         38,592
Aztar Corp. (a)................        1,404         32,671
Gtech Holdings Corp. (a).......        1,122         67,219
Harrah's Entertainment, Inc.
 (a)...........................        2,325        114,297
International Game Technology
 (a)...........................        1,909        120,172
Mandalay Resort Group (a)......        2,754         98,759
Park Place Entertainment Corp.
 (a)...........................       11,796        145,091
Pinnacle Entertainment, Inc.
 (a)...........................        1,034         11,477
Shuffle Master, Inc. (a).......          300          6,870
WMS Industries Inc. (a)........        1,184         19,074
                                               ------------
                                                    654,222
                                               ------------
CATALOG RETAIL (0.0%) (B)
Insight Enterprises, Inc.
 (a)...........................        1,507         39,333
Lands' End, Inc. (a)...........        1,158         58,236
School Specialty, Inc. (a).....          684         19,405
                                               ------------
                                                    116,974
                                               ------------
COMMERCIAL PRINTING (0.1%)
Banta Corp. ...................          974         36,622
Bowne & Co., Inc. .............        1,301         20,686
Consolidated Graphics, Inc.
 (a)...........................          509         10,867
Donnelley (R.R.) & Sons Co. ...        2,400         76,704
John H. Harland Co. ...........        1,115         33,562
Valassis Communications, Inc.
 (a)...........................        2,124         79,416
                                               ------------
                                                    257,857
                                               ------------
COMMODITY CHEMICALS (0.0%) (B)
Georgia Gulf Corp. ............        1,232         27,141
Lyondell Chemical Co. .........        4,663         68,919
                                               ------------
                                                     96,060
                                               ------------
COMPUTER HARDWARE (1.3%)
Apple Computer, Inc. (a).......        7,335        178,020
Compaq Computer Corp. .........       35,498        360,305
Dell Computer Corp. (a)........       54,785      1,443,037
Gateway Inc. (a)...............        6,777         37,138
Hewlett-Packard Co. ...........       40,718        696,278
International Business Machines
 Corp. ........................       36,100      3,023,736
NCR Corp. (a)..................        2,034         79,041
Palm, Inc. (a).................       11,909         37,751


                                      SHARES          VALUE
                                 --------------------------
COMPUTER HARDWARE (CONTINUED)
Pinnacle Systems, Inc. (a).....        2,106   $     19,586
Sun Microsystems, Inc. (a).....       68,250        558,285
                                               ------------
                                                  6,433,177
                                               ------------
COMPUTER & ELECTRONICS RETAIL (0.2%)
Best Buy Co., Inc. (a).........        4,458        331,453
CDW Computer Centers, Inc.
 (a)...........................        3,461        189,663
Circuit City Stores-Circuit
 City Group....................        4,243         91,479
RadioShack Corp. ..............        3,776        117,811
Ultimate Electronics, Inc.
 (a)...........................          428         12,369
                                               ------------
                                                    742,775
                                               ------------
COMPUTER STORAGE & PERIPHERALS (0.2%)
Avid Technology, Inc. (a)......          994         10,228
EMC Corp. (a)..................       46,284        423,036
Hutchinson Technology Inc.
 (a)...........................          974         17,444
InFocus Corp. (a)..............        1,526         19,747
Lexmark International, Inc.
 (a)...........................        2,737        163,618
Network Appliance, Inc. (a)....        6,989        121,958
Quantum Corp. (a)..............        5,996         44,071
Rainbow Technologies, Inc.
 (a)...........................        1,001          8,478
Read-Rite Corp. (a)............        4,438         15,755
SBS Technologies, Inc. (a).....          600          7,644
SanDisk Corp. (a)..............        2,670         43,681
Storage Technology Corp. (a)...        4,124         84,872
                                               ------------
                                                    960,532
                                               ------------
CONSTRUCTION & ENGINEERING (0.1%)
Butler Manufacturing Co. ......          250          6,955
Dycom Industries, Inc. (a).....        1,864         28,202
EMCOR Group, Inc. (a)..........          554         33,711
Fluor Corp. ...................        1,578         65,219
Granite Construction Inc. .....        1,624         37,531
Insituform Technologies, Inc.
 Class A (a)...................          986         24,502
Jacobs Engineering Group Inc.
 (a)...........................        2,098         82,787
McDermott International,
 Inc. .........................        1,220         19,483
Quanta Services, Inc. (a)......        2,354         39,453
Shaw Group Inc. (The) (a)......        1,532         46,772
URS Corp. (a)..................          657         20,236
                                               ------------
                                                    404,851
                                               ------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.2%)
AGCO Corp. (a).................        2,831         64,320
Astec Industries Inc. (a)......          754         14,062
Caterpillar Inc. ..............        7,215        394,083
Cummins Inc. ..................          847         36,040
Deere & Co. ...................        4,949        221,517
Lindsay Manufacturing Co. .....          458         11,221
Navistar International Corp.
 (a)...........................        1,251         49,915
Oshkosh Truck Corp. ...........          621         35,347
PACCAR Inc. ...................        1,642        117,354
Titan International, Inc. .....          812          4,028

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS (CONTINUED)
Trinity Industries, Inc. ......        1,730   $     40,655
Wabash National Corp. .........          900          8,811
                                               ------------
                                                    997,353
                                               ------------
CONSTRUCTION MATERIALS (0.1%)
Florida Rock Industries,
 Inc. .........................        1,053         42,099
Martin Marietta Materials,
 Inc. .........................        1,855         72,271
Texas Industries Inc. .........          812         31,489
Vulcan Materials Co. ..........        2,163         99,541
                                               ------------
                                                    245,400
                                               ------------
CONSUMER ELECTRONICS (0.0%) (b)
Harman International
 Industries, Inc. .............        1,194         70,506
                                               ------------
CONSUMER FINANCE (0.4%)
AmeriCredit Corp. (a)..........        3,263        126,670
Capital One Financial Corp. ...        4,461        267,169
Cash America International,
 Inc. .........................          995          9,920
Countrywide Credit Industries,
 Inc. .........................        2,537        118,503
Financial Federal Corp. (a)....          600         21,102
Household International,
 Inc. .........................        9,555        556,961
MBNA Corp. ....................       17,844        632,570
Metris Companies Inc. .........        2,500         32,600
Providian Financial Corp. .....        6,092         43,253
                                               ------------
                                                  1,808,748
                                               ------------
DATA PROCESSING SERVICES (0.7%)
Automatic Data Processing,
 Inc. .........................       13,024        662,140
BISYS Group, Inc. (The) (a)....        4,672        159,782
CSG Systems International, Inc.
 (a)...........................        2,082         54,590
Ceridian Corp. (a).............        5,777        128,712
Certegy Inc. (a)...............        2,675        103,790
CheckFree Corp. (a)............        3,024         61,569
Concord EFS, Inc. (a)..........       10,600        335,213
DST Systems, Inc. (a)..........        4,682        231,384
eFunds Corp. (a)...............        1,731         27,523
Factset Research Systems
 Inc. .........................        1,246         43,398
First Data Corp. ..............        8,027        638,066
Fiserv, Inc. (a)...............        3,900        173,394
Global Payments Inc. ..........        1,349         51,829
NDC Health Corp. ..............        1,269         40,824
Paychex, Inc. .................        7,819        291,883
Pegasus Systems, Inc. (a)......          965         18,692
Sabre Holdings Corp. (a).......        2,783        129,410
                                               ------------
                                                  3,152,199
                                               ------------
DEPARTMENT STORES (0.3%)
Dillard's, Inc. Class A........        1,748         42,809
Federated Department Stores,
 Inc. (a)......................        4,046        160,748
J.C. Penney Co., Inc. (Holding
 Co.)..........................        5,591        121,548


                                      SHARES          VALUE
                                 --------------------------
DEPARTMENT STORES (CONTINUED)
Kohl's Corp. (a)...............        7,060   $    520,322
May Department Stores Co.
 (The).........................        6,139        212,901
Neiman Marcus Group Inc. Class
 A (a).........................        1,886         69,046
Nordstrom, Inc. ...............        2,868         67,283
Saks Inc. (a)..................        5,615         83,495
Sears, Roebuck and Co. ........        6,803        358,858
                                               ------------
                                                  1,637,010
                                               ------------
DISTILLERS & VINTNERS (0.1%)
Brown-Forman Corp. Class B.....        1,414        111,169
Constellation Brands Inc. Class
 A (a).........................        1,615         97,546
                                               ------------
                                                    208,715
                                               ------------
DISTRIBUTORS (0.0%) (B)
Advanced Marketing Services,
 Inc. .........................          700         16,975
Applied Industrial
 Technologies, Inc. ...........          775         15,423
                                               ------------
                                                     32,398
                                               ------------
DIVERSIFIED CHEMICALS (0.4%)
Cabot Corp. ...................        2,439         72,682
Dow Chemical Co. (The).........       18,850        599,430
E.I. du Pont de Nemours &
 Co. ..........................       21,515        957,418
Eastman Chemical Co. ..........        1,634         72,059
Englehard Corp. ...............        2,688         81,769
FMC Corp. (a)..................        1,214         46,982
Hercules, Inc. (a).............        2,144         26,157
Olin Corp. ....................        1,745         31,776
Penford Corp. .................          292          5,022
Solutia, Inc. .................        4,102         34,293
                                               ------------
                                                  1,927,588
                                               ------------
DIVERSIFIED COMMERCIAL SERVICES (0.5%)
ABM Industries Inc. ...........          900         34,470
Angelica Corp. ................          336          5,107
Apollo Group Inc. Class A
 (a)...........................        6,787        260,233
Arbitron Inc. (a)..............        1,087         37,360
Block (H&R), Inc. .............        3,798        152,376
CPI Corp. .....................          297          5,643
Cendant Corp. (a)..............       20,611        370,792
Central Parking Corp. .........        1,337         35,190
Chemed Corp. ..................          392         15,053
Choicepoint Inc. (a)...........        2,471        136,992
Cintas Corp. ..................        3,549        183,732
Convergys Corp. (a)............        3,565         98,644
Corinthian Colleges, Inc.
 (a)...........................          800         47,112
Deluxe Corp. ..................        1,391         61,037
DeVry, Inc. (a)................        2,765         73,245
Dun & Bradstreet Corp. (The)
 (a)...........................        2,914        112,218
Education Management Corp.
 (a)...........................        1,337         57,651
Equifax Inc. ..................        3,027         82,698
Franklin Covey Co. (a).........          742          2,003

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
DIVERSIFIED COMMERCIAL SERVICES (CONTINUED)
G&K Services, Inc. Class A.....          804   $     33,165
IMS Health, Inc. ..............        6,164        127,040
ITT Educational Services Inc.
 (a)...........................          862         43,660
Information Resources, Inc.
 (a)...........................        1,134         11,624
Insurance Auto Auctions, Inc.
 (a)...........................          459          8,923
Kroll Inc. (a).................          873         16,185
Memberworks, Inc. (a)..........          603         10,492
Mobile Mini, Inc. (a)..........          526         17,342
NCO Group, Inc. (a)............        1,016         28,285
PRG-Schultz International Inc.
 (a)...........................        2,373         32,558
Pittston Brink's Group.........        2,054         56,526
Pre-paid Legal Services, Inc.
 (a)...........................          795         23,262
Rollins, Inc. .................        1,191         24,058
Sotheby's Holdings, Inc. Class
 A (a).........................        2,338         34,462
SOURCECORP, Inc. (a)...........          629         18,870
Sylvan Learning Systems, Inc.
 (a)...........................        1,479         40,820
Viad Corp. ....................        3,470        105,766
                                               ------------
                                                  2,404,594
                                               ------------
DIVERSIFIED FINANCIAL SERVICES (3.1%)
Ambac Financial Group, Inc. ...        2,200        138,292
American Express Co. ..........       28,065      1,150,946
Bear Stearns Cos., Inc.
 (The).........................        2,124        131,561
Charles Schwab Corp. (The).....       28,737        327,314
Citigroup Inc. ................      107,821      4,668,649
E*TRADE Group, Inc. (a)........       14,428        108,787
Eaton Vance Corp. .............        2,760        100,823
Edwards (A.G.), Inc. ..........        3,136        128,325
Fannie Mae.....................       20,956      1,654,057
Franklin Resources, Inc. ......        5,589        234,179
Freddie Mac....................       14,553        951,039
Investment Technology Group,
 Inc. (a)......................        1,875         86,250
JP Morgan Chase & Co. .........       41,449      1,454,860
Jefferies Group, Inc. .........          982         45,653
LaBranche & Co., Inc. (a)......        2,227         61,020
Legg Mason, Inc. ..............        2,572        129,217
Lehman Brothers Holdings,
 Inc. .........................        5,142        303,378
Leucadia National Corp. .......        2,193         79,935
Merrill Lynch & Co., Inc. .....       17,627        739,276
Moody's Corp. .................        3,332        145,209
Morgan Stanley Dean Witter &
 Co. ..........................       23,061      1,100,471
Neuberger Berman Inc. .........        2,738        118,966
Raymond James Financial,
 Inc. .........................        1,781         59,557
SEI Investments Co. ...........        4,202        141,565
SWS Group, Inc. ...............          684         13,748
State Street Corp. ............        6,802        347,650
Stilwell Financial, Inc. ......        4,765        101,780
T.Rowe Price Group, Inc. ......        2,597         91,077


                                      SHARES          VALUE
                                 --------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
USA Education Inc. ............        3,329   $    319,085
Waddell & Reed Financial, Inc.
 Class A.......................        3,142         80,907
                                               ------------
                                                 15,013,576
                                               ------------
DIVERSIFIED METALS & MINING (0.1%)
Arch Coal, Inc. ...............        2,059         45,710
Brush Engineered Materials,
 Inc. .........................          648          8,359
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............        3,073         54,577
Inco Ltd. (a)..................        3,860         77,316
Massey Energy Co. .............        2,752         41,142
Phelps Dodge Corp. (a).........        1,646         58,927
RTI International Metals, Inc.
 (a)...........................          816         10,730
                                               ------------
                                                    296,761
                                               ------------
DRUG RETAIL (0.2%)
CVS Corp. .....................        8,285        277,382
Longs Drug Stores Corp. .......        1,480         44,755
Walgreen Co. ..................       21,316        805,105
                                               ------------
                                                  1,127,242
                                               ------------
ELECTRIC UTILITIES (1.3%)
Allegheny Energy, Inc. ........        2,600        108,992
ALLETE Inc. ...................        3,241         98,980
Alliant Energy Corp. ..........        3,444         97,293
Ameren Corp. ..................        2,906        121,355
American Electric Power Co.,
 Inc. .........................        6,861        314,234
Black Hills Corp. .............        1,029         35,871
CH Energy Group, Inc. .........          595         30,577
CMS Energy Corp. ..............        2,752         53,279
Central Vermont Public Service
 Corp. ........................          451          8,118
Cinergy Corp. .................        3,432        121,939
Cleco Corp. ...................        1,784         44,208
Conectiv.......................        3,514         87,639
Consolidated Edison, Inc. .....        4,512        196,678
Constellation Energy Group,
 Inc. .........................        3,446        109,996
DPL Inc. ......................        4,992        129,892
DQE, Inc. .....................        2,218         43,295
DTE Energy Co. ................        3,483        157,919
Dominion Resources, Inc. ......        5,562        369,428
Edison International Inc.
 (a)...........................        6,938        125,925
El Paso Electric Co. (a).......        1,900         29,640
Entergy Corp. .................        4,586        212,790
Exelon Corp. ..................        6,736        365,765
FPL Group, Inc. ...............        3,670        233,008
FirstEnergy Corp. .............        6,264        208,591
Great Plains Energy Inc. ......        2,453         57,621
Green Mountain Power Corp. ....          217          4,123
Hawaiian Electric Industries,
 Inc. .........................        1,302         61,506
IDACORP, Inc. .................        1,484         56,155

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
ELECTRIC UTILITIES (CONTINUED)
Northeast Utilities............        5,451   $    109,020
NSTAR..........................        2,103         96,317
OGE Energy Corp. ..............        3,088         73,031
PG&E Corp. (a).................        8,203        192,771
PNM Resources Inc. ............        1,552         45,008
PPL Corp. .....................        3,033        115,588
Pinnacle West Capital Corp. ...        1,856         81,330
Potomac Electric Power Co. ....        4,294         98,161
Progress Energy Inc. ..........        4,587        238,019
Public Service Enterprise Group
 Inc. .........................        4,333        200,835
Puget Energy, Inc. ............        3,397         70,420
RGS Energy Group Inc. .........        1,289         51,148
Reliant Energy, Inc. ..........        6,246        158,524
Southern Co. (The).............       14,616        414,364
TECO Energy Inc. ..............        2,850         79,344
TXU Corp. .....................        5,520        300,398
UIL Holdings Corp. ............          521         29,384
UniSource Energy Corp. ........        1,269         25,608
WPS Resources Corp. ...........        1,200         49,980
Wisconsin Energy Corp. ........        4,645        120,770
Xcel Energy Inc. ..............        7,717        196,243
                                               ------------
                                                  6,231,080
                                               ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
A.O. Smith Corp. ..............          922         28,674
Acuity Brands, Inc. ...........        1,541         28,586
Advanced Energy Industries,
 Inc. (a) .....................        1,191         41,447
American Power Conversion Corp.
 (a)...........................        4,074         52,351
Ametek, Inc. ..................        1,275         49,381
Artesyn Technologies, Inc.
 (a)...........................        1,491         11,585
AstroPower, Inc. (a)...........          537         19,987
BMC Industries, Inc. ..........          773          1,206
Baldor Electric Co. ...........        1,318         31,237
Belden Inc. ...................          956         22,887
Brady Corp. Class A............          891         32,521
C&D Technologies, Inc. ........          974         22,402
Cooper Industries, Inc. .......        1,946         85,235
Electro Scientific Industries,
 Inc. (a)......................        1,054         31,683
Emerson Electric Co. ..........        8,823        471,060
Energizer Holdings, Inc. (a)...        3,637         86,924
Hubbell Inc. Class B...........        2,353         81,014
MagneTek, Inc. (a).............          876         10,512
Molex, Inc. ...................        4,164        139,994
Paxar Corp. (a)................        1,559         26,035
Power-One, Inc. (a)............        1,600         13,376
Rockwell Automation Inc. ......        3,962         85,064
SLI, Inc. .....................          959            489
Tecumseh Products Co. Class A..          749         38,918
Thomas & Betts Corp. (a).......        1,103         25,920
Valence Technology, Inc. (a)...        1,600          3,696


                                      SHARES          VALUE
                                 --------------------------
ELECTRICAL COMPONENTS & EQUIPMENT (CONTINUED)
Vicor Corp. (a)................        1,578   $     21,871
Woodward Governor Co. .........          424         29,184
                                               ------------
                                                  1,493,239
                                               ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Agilent Technologies, Inc.
 (a)...........................        9,604        288,600
Analogic Corp. ................          504         25,129
Anixter International Inc.
 (a)...........................        1,338         38,735
Arrow Electronics, Inc. (a)....        3,895        102,828
Avnet, Inc. ...................        4,596        117,750
BEI Technologies, Inc. ........          500          9,805
Benchmark Electronics, Inc.
 (a)...........................          765         23,256
CTS Corp. .....................        1,087         18,642
Checkpoint Systems, Inc. (a)...        1,186         20,458
Cognex Corp. (a)...............        1,640         40,426
Coherent, Inc. (a).............        1,054         32,252
Cohu, Inc. ....................          793         22,212
DSP Group, Inc. (a)............        1,074         22,790
Diebold, Inc. .................        2,836        107,257
Intermagnetics General Corp.
 (a)...........................          613         15,405
Itron, Inc. (a)................          600         21,390
Jabil Circuit Inc. (a).........        4,000         81,640
Keithley Instruments, Inc. ....          623         11,962
KEMET Corp. (a)................        3,475         67,311
Kopin Corp. (a)................        2,483         19,715
Methodone Electronics, Inc.
 Class A.......................        1,399         16,047
Millipore Corp. ...............          967         38,632
Newport Corp. .................        1,419         29,104
Park Electrochemical Corp. ....          723         21,871
PerkinElmer, Inc. .............        2,524         32,307
Photon Dynamics, Inc. (a)......          614         29,742
Pioneer-Standard Electronics,
 Inc. .........................        1,189         17,383
Planar Systems Inc. (a)........          500         12,445
Plexus Corp. (a)...............        1,634         40,834
Rogers Corp. (a)...............          591         19,858
Roper Industries, Inc. ........        1,143         52,567
Sanmina-SCI Corp. (a)..........       10,876        113,110
Solectron Corp. (a)............       16,884        123,253
Symbol Technologies, Inc. .....        4,650         39,339
Tech Data Corp. (a)............        2,132        100,929
Technitrol, Inc. ..............        1,253         31,826
Tektronix, Inc. (a)............        1,938         42,636
Teledyne Technologies Inc.
 (a)...........................        1,235         20,995
Thermo Electron Corp. (a)......        3,794         71,707
Trimble Navigation Ltd. (a)....          919         15,246
Veeco Instruments Inc. (a).....        1,070         31,704
Vishay Intertechnology, Inc.
 (a)...........................        6,263        137,723
Waters Corp. (a)...............        2,728         73,520
X-Rite, Inc. ..................          835          7,306
                                               ------------
                                                  2,207,647
                                               ------------
EMPLOYMENT SERVICES (0.1%)
Administaff Inc. (a)...........          995         22,835
CDI Corp. (a)..................          747         21,835

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
EMPLOYMENT SERVICES (CONTINUED)
Hall, Kinion & Associates, Inc.
 (a)...........................          515   $      4,867
Heidrick & Struggles
 International, Inc. (a).......          671         13,876
Kelly Services, Inc. Class A...        1,417         41,063
Korn/Ferry International (a)...        1,486         15,603
Labor Ready, Inc. (a)..........        1,619         14,571
MPS Group Inc. (a).............        3,828         34,452
Manpower, Inc. ................        3,004        120,911
On Assignment, Inc. (a)........          834         16,955
Robert Half International Inc.
 (a)...........................        3,700         97,162
Spherion Corp. (a).............        2,177         27,692
Volt Information Sciences, Inc.
 (a)...........................          595         13,507
                                               ------------
                                                    445,329
                                               ------------
ENVIRONMENTAL SERVICES (0.1%)
Allied Waste Industries, Inc.
 (a)...........................        4,093         49,689
Ionics, Inc. (a)...............          638         19,140
Republic Services, Inc. (a)....        6,651        131,690
Tetra Tech Inc. (a)............        1,937         27,621
Waste Connections, Inc. (a)....        1,000         35,300
Waste Management, Inc. (a).....       13,117        345,502
                                               ------------
                                                    608,942
                                               ------------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.0%) (b)
IMC Global, Inc. ..............        4,553         57,368
Mississippi Chemical Corp.
 (a)...........................        1,023          1,821
Scotts Co. (The) Class A (a)...        1,066         50,859
                                               ------------
                                                    110,048
                                               ------------
FOOD DISTRIBUTORS (0.1%)
Fleming Cos., Inc. ............        1,634         36,013
Nash-Finch Co. ................          450         13,500
Performance Food Group Co.
 (a)...........................        1,629         58,695
SUPERVALU, Inc. ...............        2,776         83,280
SYSCO Corp. ...................       13,964        405,096
United Natural Foods, Inc.
 (a)...........................          718         17,196
                                               ------------
                                                    613,780
                                               ------------
FOOD RETAIL (0.3%)
Albertson's, Inc. .............        8,531        286,129
Casey's General Stores,
 Inc. .........................        1,844         24,009
Great Atlantic & Pacific Tea
 Co., Inc. (The) (a)...........        1,428         36,585
Kroger Co. (The) (a)...........       16,805        382,650
Ruddick Corp. .................        1,835         31,342
Safeway, Inc. (a)..............       10,503        440,601
Whole Foods Market, Inc. (a)...        2,087         97,588
Winn-Dixie Stores, Inc. .......        3,091         53,629
                                               ------------
                                                  1,352,533
                                               ------------
FOOTWEAR (0.1%)
Brown Shoe Co., Inc. ..........          691         14,062
K-Swiss, Inc. Class A..........          344         15,745
NIKE, Inc. Class B.............        5,612        299,288


                                      SHARES          VALUE
                                 --------------------------
FOOTWEAR (CONTINUED)
Reebok International Ltd.
 (a)...........................        1,198   $     33,125
Stride Rite Corp. .............        1,628         14,326
Timberland Co. (The) Class A
 (a)...........................        1,472         60,058
Wolverine World Wide, Inc.
 (a)...........................        1,626         29,300
                                               ------------
                                                    465,904
                                               ------------
FOREST PRODUCTS (0.1%)
Deltic Timber Corp. ...........          469         15,711
Louisiana-Pacific Corp. (a)....        2,238         26,185
Pope & Talbot, Inc. ...........          542          7,751
Rayonier Inc. .................        1,075         63,070
Weyerhaeuser Co. ..............        4,643        276,769
                                               ------------
                                                    389,486
                                               ------------
GAS UTILITIES (0.3%)
AGL Resources Inc. ............        2,150         51,471
Atmos Energy Corp. ............        1,522         36,421
Cascade Natural Gas Corp. .....          432          9,720
El Paso Corp. .................       10,658        426,320
Energen Corp. .................        1,152         32,429
KeySpan Corp. .................        2,838        100,181
Kinder Morgan, Inc. ...........        2,600        125,866
Laclede Group Inc. (The).......          739         18,069
NUI Corp. .....................          580         15,544
National Fuel Gas Co. .........        3,132         74,604
New Jersey Resources Corp. ....          970         31,040
Nicor, Inc. ...................          996         46,593
NiSource Inc. .................        4,312         95,295
Northwest Natural Gas Co. .....          937         26,611
ONEOK, Inc. ...................        2,332         50,978
Peoples Energy Corp. ..........          743         28,977
Piedmont Natural Gas Co.,
 Inc. .........................        1,219         45,408
Sempra Energy..................        4,320        110,462
Southern Union Co. (a).........        1,948         34,090
Southwest Gas Corp. ...........        1,237         30,616
Southwestern Energy Co. (a)....          980         14,112
UGI Corp. .....................          986         31,059
WGL Holdings Inc. .............        1,844         49,972
                                               ------------
                                                  1,485,838
                                               ------------
GENERAL MERCHANDISE STORES (1.5%)
BJ's Wholesale Club, Inc.
 (a)...........................        2,872        128,177
Big Lots Inc. (a)..............        2,358         36,455
Costco Wholesale Corp. (a).....        9,429        379,046
Dollar General Corp. ..........        6,966        109,715
Dollar Tree Stores, Inc. (a)...        4,423        168,693
Factory 2-U Stores Inc. (a)....          499          6,911
Family Dollar Stores, Inc. ....        3,594        124,352
Fred's, Inc. ..................          947         36,862
99 Cents Only Stores (a).......        2,037         63,310
Shopko Stores, Inc. (a)........        1,124         23,413
Stein Mart, Inc. (a)...........        1,661         19,600
Target Corp. ..................       18,922        825,945
Wal-Mart Stores, Inc. .........       93,438      5,219,447
                                               ------------
                                                  7,141,926
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
GOLD (0.1%)
Barrick Gold Corp. ............       11,303   $    226,851
Newmont Mining Corp. Holding
 Co. ..........................        8,212        234,124
Placer Dome, Inc. .............        6,931         81,440
                                               ------------
                                                    542,415
                                               ------------
HEALTH CARE DISTRIBUTORS & SERVICES (0.6%)
Accredo Health, Inc. (a).......          970         62,788
AdvancePCS (a).................        3,431        116,002
AmerisourceBergen Corp. .......        2,168        168,020
Apria Healthcare Group, Inc.
 (a)...........................        2,085         54,189
Cardinal Health, Inc. .........        9,414        651,920
Covance Inc. (a)...............        2,293         46,021
Cryolife, Inc. (a).............          683         20,128
Express Scripts, Inc. (a)......        3,076        194,434
Henry Schein, Inc. (a).........        1,657         78,857
Hooper Holmes, Inc. ...........        2,406         24,998
IMPATH Inc. (a)................          613         14,510
Lincare Holdings Inc. (a)......        4,227        133,066
MAXIMUS, Inc. (a)..............          853         26,443
McKesson Corp. ................        5,979        241,492
Omnicare, Inc. ................        3,654         97,708
Orthodontic Centers of America,
 Inc. (a)......................        1,833         48,849
Owens & Minor, Inc. ...........        1,296         26,814
Parexel International Corp.
 (a)...........................          963         14,994
Patterson Dental Co. (a).......        2,639        121,658
Pediatrix Medical Group, Inc.
 (a)...........................          911         42,808
Pharmaceutical Product
 Development, Inc. (a).........        1,923         48,421
Priority Healthcare Corp.
 (a)...........................        1,692         50,320
Quest Diagnostics, Inc. (a)....        3,785        347,955
Quintiles Transnational Corp.
 (a)...........................        2,459         34,918
Renal Care Group, Inc. (a).....        1,832         65,036
Syncor International Corp.
 (a)...........................          946         29,572
US Oncology, Inc. (a)..........        3,594         34,502
                                               ------------
                                                  2,796,423
                                               ------------
HEALTH CARE EQUIPMENT (0.9%)
Apogent Technologies Inc. (a)..        4,164         96,605
Applera Corp. Applied
 Biosystems Group..............        4,428         75,807
ArthroCare Corp. (a)...........          865         13,857
Bard (C.R.), Inc. .............        1,069         58,731
Baxter International Inc. .....       12,376        704,194
Beckman Coulter, Inc. .........        2,357        112,594
Becton, Dickinson & Co. .......        5,405        200,904
Biomet, Inc. (a)...............        5,605        158,229
Biosite Inc. (a)...............          544         17,000
Boston Scientific Corp. (a)....        8,436        210,225
CONMED Corp. (a)...............          901         24,327
Cygnus, Inc. (a)...............        1,376          6,481
Cytyc Corp. (a)................        4,783         75,141


                                      SHARES          VALUE
                                 --------------------------
HEALTH CARE EQUIPMENT (CONTINUED)
Datascope Corp. ...............          579   $     18,210
DENTSPLY International,
 Inc. .........................        3,064        121,549
Diagnostic Products Corp. .....        1,052         50,475
Guidant Corp. (a)..............        6,429        241,730
Hillenbrand Industries,
 Inc. .........................        2,477        160,014
Hologic, Inc. (a)..............          709         11,507
Inamed Corp. (a)...............          748         27,549
Medtronic, Inc. ...............       25,430      1,136,467
Mentor Corp. ..................          870         34,844
Noven Pharmaceuticals, Inc.
 (a)...........................          866         17,398
Resmed, Inc. (a)...............        1,204         44,680
Respironics, Inc. (a)..........        1,103         36,167
Spacelabs Medical, Inc. (a)....          374          5,359
St. Jude Medical, Inc. (a).....        1,851        154,022
Stryker Corp. .................        4,100        219,391
Varian Medical Systems, Inc.
 (a)...........................        2,514        108,982
Viasys Healthcare Inc. (a).....          992         20,019
VISX, Inc. (a).................        2,230         36,505
Vital Signs, Inc. .............          486         18,711
Zimmer Holdings, Inc. (a)......        4,080        141,617
                                               ------------
                                                  4,359,291
                                               ------------
HEALTH CARE FACILITIES (0.3%)
Curative Health Services, Inc.
 (a)...........................          308          4,330
HCA Inc. ......................       10,811        516,658
Health Management Associates,
 Inc. (a)......................        5,261        112,270
HEALTHSOUTH Corp. (a)..........        8,228        124,243
LifePoint Hospitals, Inc.
 (a)...........................        1,500         63,000
Manor Care, Inc. (a)...........        2,167         55,562
Province Healthcare Co. (a)....        1,182         45,519
RehabCare Group, Inc. (a)......          616         16,416
Sunrise Assisted Living, Inc.
 (a)...........................          822         22,202
Tenet Healthcare Corp. (a).....        6,833        501,337
Triad Hospitals, Inc. (a)......        2,766        116,172
Universal Health Services, Inc.
 Class B (a)...................        2,358        109,765
                                               ------------
                                                  1,687,474
                                               ------------
HEALTH CARE SUPPLIES (0.1%)
Bausch & Lomb Inc. ............        1,076         38,704
Cooper Companies, Inc. ........          564         29,892
Edwards Lifesciences Corp.
 (a)...........................        2,327         58,454
Haemonetics Corp. (a)..........          983         32,577
Invacare Corp. ................        1,112         42,056
Osteotech, Inc. (a)............          547          4,376
PolyMedica Corp. (a)...........          453         17,649
Sola International, Inc. (a)...          928         13,317
Steris Corp. (a)...............        2,721         60,270
SurModics, Inc. (a)............          633         25,744
Sybron Dental Specialties, Inc.
 (a)...........................        1,375         27,087
Theragenics Corp. (a)..........        1,156         10,381
                                               ------------
                                                    360,507
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
HOME FURNISHINGS (0.1%)
Bassett Furniture Industries,
 Inc. .........................          461   $      9,451
Ethan Allen Interiors Inc. ....        1,469         60,537
Furniture Brands International,
 Inc. (a)......................        2,124         86,723
Interface, Inc. ...............        1,998         16,084
La-Z-Boy Inc. .................        2,246         67,470
Leggett & Platt, Inc. .........        4,191        110,223
Mohawk Industries, Inc. (a)....        2,573        165,521
                                               ------------
                                                    516,009
                                               ------------
HOME IMPROVEMENT RETAIL (0.6%)
Building Materials Holdings
 Corp. (a).....................          502          7,535
Home Depot, Inc. (The).........       49,207      2,281,729
Hughes Supply, Inc. ...........          860         35,879
Lowe's Cos., Inc. .............       16,294        689,073
Sherwin-Williams Co. (The).....        3,255        100,026
                                               ------------
                                                  3,114,242
                                               ------------
HOMEBUILDING (0.2%)
Centex Corp. ..................        1,233         69,418
Champion Enterprises, Inc.
 (a)...........................        1,850         15,355
Clayton Homes, Inc. ...........        5,460         93,366
D.R. Horton, Inc. .............        5,676        146,441
Fleetwood Enterprises, Inc. ...        1,282         13,679
KB Home........................        1,050         52,342
Lennar Corp. ..................        2,502        138,961
MDC Holdings, Inc. ............          989         49,944
NVR, Inc. (a)..................          279        103,160
Pulte Homes, Inc. .............        1,263         67,192
Ryland Group Inc. (The)........          494         54,340
Skyline Corp. .................          328         11,808
Standard Pacific Corp. ........        1,093         36,692
Toll Brothers, Inc. (a)........        2,654         78,957
                                               ------------
                                                    931,655
                                               ------------
HOTELS, RESORTS & CRUISE LINES (0.2%)
Carnival Corp. ................       12,255        408,214
Extended Stay America, Inc.
 (a)...........................        3,658         61,089
Hilton Hotels Corp. ...........        7,821        127,950
Marcus Corp. (The).............        1,141         19,739
Marriott International, Inc.
 Class A.......................        5,117        224,841
Prime Hospitality Corp. (a)....        1,762         22,712
Starwood Hotels & Resorts
 Worldwide, Inc. ..............        4,100        154,980
                                               ------------
                                                  1,019,525
                                               ------------
HOUSEHOLD APPLIANCES (0.1%)
Applica Inc. (a)...............          902          9,291
Black & Decker Corp. (The).....        1,664         81,003
Fedders Corp. .................        1,376          5,298
Maytag Corp. ..................        1,631         75,271
Royal Appliance Manufacturing
 Co. (a).......................          555          3,485
Salton, Inc. (a)...............          466          7,992
Snap-on Inc. ..................        1,210         38,333


                                      SHARES          VALUE
                                 --------------------------
HOUSEHOLD APPLIANCES (CONTINUED)
Stanley Works (The)............        1,811   $     84,175
Toro Co. (The).................          467         27,086
Whirlpool Corp. ...............        1,360        101,932
                                               ------------
                                                    433,866
                                               ------------
HOUSEHOLD PRODUCTS (0.9%)
Church & Dwight Co., Inc. .....        1,530         43,758
Clorox Co. (The)...............        4,922        217,798
Colgate-Palmolive Co. .........       11,520        610,675
Dial Corp. (The)...............        3,765         78,990
Kimberly-Clark Corp. ..........       11,039        718,860
Pennzoil - Quaker State Co. ...        3,121         67,445
Procter & Gamble Co. (The).....       27,153      2,450,830
WD-40 Co. .....................          604         16,513
                                               ------------
                                                  4,204,869
                                               ------------
HOUSEWARES & SPECIALTIES (0.1%)
A.T. Cross Co. Class A (a).....          667          4,722
American Greetings Corp. Class
 A.............................        1,406         24,956
Blyth, Inc. ...................        1,867         55,543
Department 56, Inc. (a)........          525          8,138
Enesco Group Inc. .............          528          3,670
Fortune Brands, Inc. ..........        3,154        164,828
Lancaster Colony Corp. ........        1,495         57,558
Libbey Inc. ...................          597         23,343
National Presto Industries,
 Inc. .........................          271          9,065
Newell Rubbermaid, Inc. .......        5,666        177,912
Russ Berrie & Co., Inc. .......          778         28,397
Tupperware Corp. ..............        1,216         27,919
                                               ------------
                                                    586,051
                                               ------------
INDUSTRIAL CONGLOMERATES (1.8%)
Carlisle Cos., Inc. ...........        1,200         48,588
General Electric Co. ..........      208,282      6,571,297
Lydall, Inc. (a)...............          620          8,996
Standex International Corp. ...          476         12,338
Teleflex Inc. .................        1,517         85,726
Textron, Inc. .................        2,974        146,261
3M Co. ........................        8,255      1,038,479
Tredegar Corp. ................        1,489         34,173
Tyco International Ltd. .......       41,885        772,778
                                               ------------
                                                  8,718,636
                                               ------------
INDUSTRIAL GASES (0.1%)
Air Products & Chemicals,
 Inc. .........................        4,781        229,727
Airgas, Inc. (a)...............        2,688         44,325
Praxair, Inc. .................        3,406        194,483
                                               ------------
                                                    468,535
                                               ------------
INDUSTRIAL MACHINERY (0.6%)
Albany International Corp.
 Class A.......................        1,218         30,669
Barnes Group Inc. .............          730         18,776
Briggs & Stratton Corp. .......          786         33,130
CLARCOR Inc. ..................          952         30,750
CUNO, Inc. (a).................          640         22,554
Danaher Corp. .................        3,074        220,037

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
INDUSTRIAL MACHINERY (CONTINUED)
Dionex Corp. (a)...............          802   $     19,753
Donaldson Co., Inc. ...........        1,756         75,771
Dover Corp. ...................        4,365        162,640
Eaton Corp. ...................        1,494        126,407
Esterline Technologies Corp.
 (a)...........................          792         18,414
Flow International Corp. (a)...          579          6,137
Flowserve Corp. (a)............        1,747         60,272
Gardner Denver Inc. (a)........          601         16,768
Graco Inc. ....................        1,158         51,832
Harsco Corp. ..................        1,583         67,277
IDEX Corp. ....................        1,146         41,210
ITT Industries, Inc. ..........        1,827        127,634
Illinois Tool Works, Inc. .....        6,409        462,089
Ingersoll-Rand Co. Class A.....        3,565        178,072
JLG Industries, Inc. ..........        1,641         27,011
Kaydon Corp. ..................        1,186         33,789
Kennametal Inc. ...............        1,208         47,909
Manitowoc Co., Inc. ...........          883         38,587
Milacron Inc. .................        1,317         17,450
Mueller Industries, Inc. (a)...        1,244         42,408
Nordson Corp. .................        1,289         39,933
Pall Corp. ....................        2,584         53,747
Parker-Hannifin Corp. .........        2,470        123,377
Pentair, Inc. .................        1,930         93,721
Regal-Beloit Corp. ............          915         23,927
Reliance Steel & Aluminum
 Co. ..........................        1,145         36,926
Robbins & Myers, Inc. .........          430         12,577
SPS Technologies Inc. (a)......          499         19,521
SPX Corp. (a)..................        1,583        213,151
Stewart & Stevenson Services
 Inc. .........................        1,113         21,025
Thomas Industries Inc. ........          590         17,110
Timken Co. (The)...............        2,283         60,842
Valmont Industries, Inc. ......          911         18,849
Watts Industries, Inc. ........        1,036         18,866
Wolverine Tube, Inc. ..........          471          4,333
                                               ------------
                                                  2,735,251
                                               ------------
INSURANCE BROKERS (0.2%)
Aon Corp. .....................        5,652        201,946
Gallagher (Arthur J.) & Co. ...        3,295        118,949
Hilb, Rogal and Hamilton Co. ..        1,038         38,178
Marsh & McLennan Cos., Inc. ...        5,798        586,062
                                               ------------
                                                    945,135
                                               ------------
INTEGRATED OIL & GAS (2.4%)
Amerada Hess Corp. ............        1,856        142,689
ChevronTexaco Corp. ...........       22,326      1,935,888
Conoco Inc. ...................       13,062        366,389
Exxon Mobil Corp. .............      143,338      5,757,888
Marathon Oil Corp. ............        6,474        188,134
Occidental Petroleum Corp. ....        7,760        223,100
Phillips Petroleum Co. ........        7,974        476,925
Royal Dutch Petroleum Co. ADR
 (f)...........................       44,605      2,331,057
                                               ------------
                                                 11,422,070
                                               ------------


                                      SHARES          VALUE
                                 --------------------------
INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
AT&T Corp. ....................       74,277   $    974,514
ALLTEL Corp. ..................        6,564        324,918
BellSouth Corp. ...............       39,338      1,193,909
BroadWing, Inc. (a)............        8,572         56,575
CenturyTel, Inc. ..............        3,001         83,128
Citizens Communications Co.
 (a)...........................        5,600         51,912
General Communication, Inc.
 Class A (a)...................        2,047         20,429
Qwest Communications
 International, Inc. ..........       34,838        175,235
SBC Communications Inc. .......       70,304      2,183,642
Sprint Corp. (FON Group).......       18,572        294,366
Verizon Communications Inc. ...       56,875      2,281,257
WorldCom, Inc.-WorldCom Group
 (a)...........................       61,896        153,440
                                               ------------
                                                  7,793,325
                                               ------------
INTERNET SOFTWARE & SERVICES (0.1%)
Internet Security Systems, Inc.
 (a)...........................        1,879         36,828
Netegrity, Inc. (a)............        1,260          9,639
Retek Inc. (a).................        1,898         44,791
Yahoo! Inc. (a)................       12,010        177,268
ZixIt Corp. (a)................          649          3,219
                                               ------------
                                                    271,745
                                               ------------
IT CONSULTING & SERVICES (0.4%)
Acxiom Corp. (a)...............        3,539         58,854
Affiliated Computer Services,
 Inc. Class A (a)..............        5,159        278,947
American Management Systems,
 Inc. (a)......................        1,552         35,510
Analysts International
 Corp. ........................          885          4,540
Bell Microproducts, Inc. (a)...          611          7,210
CACI International Inc. Class A
 (a)...........................        1,039         31,351
Carreker Corp. (a).............          815          8,142
CIBER, Inc. (a)................        2,332         16,324
Computer Sciences Corp. (a)....        3,590        161,011
Computer Task Group, Inc. (a)..          817          4,289
Electronic Data Systems
 Corp. ........................       10,037        544,608
Gartner Inc. Class B (a).......        3,427         40,096
Keane, Inc. (a)................        2,956         46,232
Manhattan Associates, Inc.
 (a)...........................        1,033         32,622
Sapient Corp. (a)..............        2,480         12,102
StarTek, Inc. (a)..............          549         13,648
SunGard Data Systems Inc. (a)..       10,984        326,884
Sykes Enterprises, Inc. (a)....        1,605         16,499
Titan Corp. (The) (a)..........        2,713         62,019
Unisys Corp. (a)...............        6,572         88,722
                                               ------------
                                                  1,789,610
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
LEISURE FACILITIES (0.0%) (b)
Bally Total Fitness Holding
 Corp. (a).....................        1,082   $     23,642
International Speedway Corp.
 Class A.......................        2,108         90,644
Six Flags, Inc. (a)............        3,598         65,843
                                               ------------
                                                    180,129
                                               ------------
LEISURE PRODUCTS (0.1%)
Action Performance Cos., Inc.
 (a)...........................          641         30,159
Arctic Cat Inc. ...............          935         18,176
Brunswick Corp. ...............        1,887         53,194
Callaway Golf Co. .............        3,027         53,275
Hasbro, Inc. ..................        3,609         57,672
Huffy Corp. (a)................          400          3,140
Jakks Pacific, Inc. (a)........          704         13,566
K2 Inc. (a)....................          703          5,765
Mattel, Inc. ..................        8,984        185,430
Meade Instruments Corp. (a)....          644          3,188
Midway Games Inc. (a)..........        1,588         21,676
Polaris Industries Inc. .......          874         65,812
SCP Pool Corp. (a).............          930         29,472
Sturm Ruger & Company, Inc. ...        1,054         14,651
                                               ------------
                                                    555,176
                                               ------------
LIFE & HEALTH INSURANCE (0.4%)
AFLAC Inc. ....................       11,048        330,335
Conseco, Inc. (a)..............        6,902         25,744
Delphi Financial Group,
 Inc. .........................          792         34,056
Jefferson-Pilot Corp. .........        3,113        155,899
John Hancock Financial
 Services, Inc. ...............        6,300        243,180
Lincoln National Corp. ........        3,916        187,576
MetLife, Inc. .................       15,200        518,928
MONY Group Inc. (The)..........        1,852         72,228
Presidential Life Corp. .......        1,092         27,191
Protective Life Corp. .........        2,703         86,118
StanCorp Financial Group,
 Inc. .........................        1,203         70,376
Torchmark Corp. ...............        2,658        108,686
UNUMProvident Corp. ...........        5,100        144,024
                                               ------------
                                                  2,004,341
                                               ------------
MANAGED HEALTH CARE (0.4%)
Aetna Inc. ....................        2,994        142,514
CIGNA Corp. ...................        3,076        335,284
Coventry Health Care, Inc.
 (a)...........................        2,414         76,041
First Health Group Corp. (a)...        3,849        111,621
Health Net Inc. (a)............        4,857        144,010
Humana Inc. (a)................        3,608         58,991
Mid Atlantic Medical Services,
 Inc. (a)......................        1,776         64,700
Oxford Health Plans, Inc.
 (a)...........................        3,441        158,837
PacifiCare Health Systems, Inc.
 (a)...........................        1,355         41,002
Sierra Health Services, Inc.
 (a)...........................        1,068         20,826
Trigon Healthcare Inc. (a).....        1,397        140,622


                                      SHARES          VALUE
                                 --------------------------
MANAGED HEALTH CARE (CONTINUED)
UnitedHealth Group Inc. (a)....        6,532   $    573,575
WellPoint Health Networks Inc.
 (a)...........................        3,012        226,141
                                               ------------
                                                  2,094,164
                                               ------------
MARINE (0.0%) (B)
Alexander & Baldwin, Inc. .....        1,604         43,581
Kirby Corp. (a)................          896         25,133
Overseas Shipbuilding Group,
 Inc. .........................        1,348         30,788
                                               ------------
                                                     99,502
                                               ------------
METAL & GLASS CONTAINERS (0.0%) (b)
Aptargroup, Inc. ..............        1,333         49,521
Ball Corp. ....................        1,050         49,927
Myers Industries, Inc. ........          929         16,815
Pactiv Corp. (a)...............        3,383         69,927
                                               ------------
                                                    186,190
                                               ------------
MOTORCYCLE MANUFACTURERS (0.1%)
Harley-Davidson, Inc. .........        6,334        335,639
                                               ------------
MOVIES & ENTERTAINMENT (0.9%)
AOL Time Warner Inc. (a).......       92,771      1,764,504
4Kids Entertainment, Inc.
 (a)...........................          473          8,136
Macrovision Corp. (a)..........        1,968         43,749
Viacom, Inc. Class B (a).......       37,240      1,754,004
Walt Disney Co. (The)..........       42,813        992,405
                                               ------------
                                                  4,562,798
                                               ------------
MULTI-LINE INSURANCE (1.0%)
Allamerica Financial Corp. ....        2,080        103,813
American Financial Group,
 Inc. .........................        2,629         78,055
American International Group,
 Inc. .........................       54,795      3,787,430
HCC Insurance Holdings,
 Inc. .........................        2,328         60,528
Hartford Financial Services
 Group, Inc. (The).............        5,152        357,033
Horace Mann Educators Corp. ...        1,607         38,488
Loews Corp. ...................        4,032        241,718
Unitrin, Inc. .................        2,683        111,801
                                               ------------
                                                  4,778,866
                                               ------------
MULTI-UTILITIES & UNREGULATED POWER (0.4%)
AES Corp. (The) (a)............       11,155         89,463
Aquila, Inc. ..................        5,483         87,947
Avista Corp. ..................        1,846         29,518
Calpine Corp. (a)..............        6,300         69,300
Duke Energy Corp. .............       17,276        662,189
Dynegy Inc. Class A............        7,358        132,444
Energy East Corp. .............        4,588        100,890
MDU Resources Group, Inc. .....        2,678         78,010
Mirant Corp. (a)...............        8,452        102,100
Northwestern Corp. ............        1,026         21,105
Questar Corp. .................        3,194         89,113
SCANA Corp. ...................        4,154        132,720
Sierra Pacific Resources.......        3,903         27,672

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
Vectren Corp. .................        2,653   $     66,166
Western Resources, Inc. .......        2,776         48,275
Williams Cos., Inc. (The)......       10,767        205,650
                                               ------------
                                                  1,942,562
                                               ------------
NETWORKING EQUIPMENT (0.5%)
Adaptec, Inc. (a)..............        3,933         57,815
Avaya Inc. (a).................        5,887         36,146
Avocent Corp. (a)..............        1,732         43,300
Black Box Corp. (a)............          743         34,765
Cisco Systems, Inc. (a)........      154,042      2,256,715
Digi International Inc. (a)....          811          4,574
Enterasys Networks, Inc. (a)...        4,094          4,504
McDATA Corp. Class A (a).......        4,421         30,019
Network Equipment Technology,
 Inc. (a)......................          855          5,045
PC-Tel, Inc. (a)...............          727          5,961
SCM Microsystems, Inc. (a).....          593          7,638
Stratos Lightwave, Inc. (a)....        2,387          6,588
3Com Corp. (a).................       13,495         77,866
                                               ------------
                                                  2,570,936
                                               ------------
OFFICE ELECTRONICS (0.0%) (B)
Xerox Corp. (a)................       15,113        133,750
Zebra Technologies Corp. Class
 A (a).........................        1,176         66,644
                                               ------------
                                                    200,394
                                               ------------
OFFICE SERVICES & SUPPLIES (0.1%)
Avery Dennison Corp. ..........        2,284        146,290
Herman Miller, Inc. ...........        3,034         74,121
Hon Industries Inc. ...........        2,289         68,487
Imagistics International Inc.
 (a)...........................          739         12,859
New England Business Service,
 Inc. .........................          505         14,140
Pitney Bowes Inc. .............        5,182        218,162
Standard Register Co. (The)....        1,072         34,304
United Stationers Inc. (a).....        1,242         48,450
Wallace Computer Services,
 Inc. .........................        1,605         34,909
                                               ------------
                                                    651,722
                                               ------------
OIL & GAS DRILLING (0.2%)
Atwood Oceanics, Inc. (a)......          541         24,859
CARBO Ceramics Inc. ...........          556         20,950
Ensco International Inc. ......        5,237        176,801
Helmerich & Payne, Inc. .......        1,987         81,884
Nabors Industries, Inc. (a)....        3,000        136,650
Noble Drilling Corp. (a).......        2,800        121,380
Patterson-UTI Energy, Inc.
 (a)...........................        2,900         92,800
Pride International, Inc.
 (a)...........................        5,155         95,831
Rowan Co., Inc. (a)............        1,986         50,405
Transocean Sedco Forex Inc. ...        6,677        237,034
Unit Corp. (a).................        1,300         25,376
                                               ------------
                                                  1,063,970
                                               ------------


                                      SHARES          VALUE
                                 --------------------------
OIL & GAS EQUIPMENT & SERVICES (0.5%)
BJ Services Co. (a)............        6,150   $    225,951
Baker Hughes Inc. .............        6,964        262,403
Cal Dive International, Inc.
 (a)...........................        1,262         32,686
Cooper Cameron Corp. (a).......        2,140        117,358
Dril-Quip, Inc. (a)............          677         16,722
FMC Technologies, Inc. (a).....        2,529         57,535
Grant Prideco, Inc. (a)........        4,305         68,880
Halliburton Co. ...............        8,989        152,723
Hanover Compressor Co. (a).....        2,488         46,899
Input/Output, Inc. (a).........        2,003         18,127
Lone Star Technologies, Inc.
 (a)...........................          923         24,598
National-Oil Well, Inc. (a)....        3,197         84,944
Oceaneering International Inc.
 (a)...........................          900         23,850
Offshore Logistics, Inc. (a)...          838         16,928
Schlumberger Ltd. .............       12,040        659,190
SEACOR SMIT Inc. (a)...........          747         35,931
Seitel, Inc. (a)...............          953          7,672
Smith International Inc. (a)...        1,922        134,636
TETRA Technologies, Inc. (a)...          533         15,265
Tidewater Inc. ................        2,387        103,834
Varco International, Inc.
 (a)...........................        3,746         76,756
Veritas DGC, Inc. (a)..........        1,196         21,648
Weatherford International, Inc.
 (a)...........................        4,483        223,566
                                               ------------
                                                  2,428,102
                                               ------------
OIL & GAS EXPLORATION & PRODUCTION (0.5%)
Anadarko Petroleum Corp. ......        5,212        280,510
Apache Corp. ..................        2,865        167,115
Burlington Resources Inc. .....        4,211        187,095
Cabot Oil & Gas Corp. Class A..        1,143         28,724
Devon Energy Corp. ............        3,261        160,800
EOG Resources, Inc. ...........        2,500        106,375
Equitable Resources, Inc. .....        2,496         89,731
Evergreen Resources, Inc.
 (a)...........................          687         30,743
Forest Oil Corp. (a)...........        1,894         59,661
Kerr-McGee Corp. ..............        2,067        123,607
Key Production Co., Inc. (a)...          538         11,513
Murphy Oil Corp. ..............        1,787        168,603
Newfield Exploration Co. (a)...        1,665         63,020
Noble Affiliates, Inc. ........        2,219         86,652
Nuevo Energy Co. (a)...........          689         10,817
Ocean Energy Inc. .............        6,644        142,182
Patina Oil & Gas Corp. ........          793         28,707
Pioneer Natural Resources
 Co. ..........................        4,090         98,119
Plains Resources, Inc. (a).....          868         23,783
Pogo Producing Co. ............        1,997         68,377
Prima Energy Corp. (a).........          475         11,828
Remington Oil & Gas Corp. (a)..          841         17,114
St. Mary Land & Exploration
 Co. ..........................        1,050         25,400
Stone Energy Corp. (a).........          949         40,239
Swift Energy Co. (a)...........          963         18,268
Tom Brown, Inc. (a)............        1,484         43,036
Unocal Corp. ..................        5,123        190,524

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
Vintage Petroleum, Inc. .......        2,349   $     32,416
XTO Energy Inc. ...............        4,573         93,289
                                               ------------
                                                  2,408,248
                                               ------------
OIL & GAS REFINING & MARKETING &
  TRANSPORTATION (0.1%)
Ashland Inc. ..................        1,518         61,980
Sunoco, Inc. ..................        1,572         54,045
Valero Energy Corp. ...........        4,148        179,028
Western Gas Resources, Inc. ...        1,286         49,588
                                               ------------
                                                    344,641
                                               ------------
PACKAGED FOODS & MEATS (0.9%)
American Italian Pasta Co.
 Class A (a)...................          637         31,685
Campbell Soup Co. .............        8,544        235,900
ConAgra Foods, Inc. ...........       11,310        277,095
Dean Foods Co. (a).............        3,364        124,535
Dole Food Co., Inc. ...........        2,215         73,693
Dreyer's Grand Ice Cream,
 Inc. .........................        1,341         62,571
General Mills, Inc. ...........        7,623        335,793
Hain Celestial Group Inc.
 (a)...........................        1,301         23,847
Heinz (H.J.) Co. ..............        7,310        306,947
Hershey Foods Corp. ...........        2,810        191,080
Hormel Foods Corp. ............        5,496        135,751
International Multifoods
 Corp. ........................          734         19,708
Interstate Bakeries Corp. .....        1,999         49,375
J&J Snack Foods Corp. (a)......          330         12,540
J.M. Smucker Co. (The).........          959         33,277
Kellogg Co. ...................        8,515        305,859
Lance, Inc. ...................        1,079         17,210
McCormick & Co., Inc. .........        5,434        139,328
Ralcorp Holdings, Inc. (a).....        1,117         31,276
Sara Lee Corp. ................       16,480        349,047
Sensient Technologies Corp. ...        1,935         48,356
Smithfield Foods, Inc. (a).....        4,428         93,431
Tootsie Roll Industries,
 Inc. .........................        2,051         96,130
Tyson Foods, Inc. Class A......       13,715        192,284
Unilever N.V. ADR (d)..........       12,029        778,276
Wm. Wrigley Jr. Co. ...........        4,692        258,060
                                               ------------
                                                  4,223,054
                                               ------------
PAPER PACKAGING (0.1%)
Bemis Co., Inc. ...............        1,070         56,956
Caraustar Industries, Inc. ....        1,026         11,594
Chesapeake Corp. ..............          592         16,250
Longview Fibre Co. ............        2,038         20,482
Packaging Corp. of America
 (a)...........................        4,172         82,397
Sealed Air Corp. (a)...........        1,778         79,423
Sonoco Products Co. ...........        3,753        108,462
Temple-Inland, Inc. ...........        1,046         55,375
                                               ------------
                                                    430,939
                                               ------------
PAPER PRODUCTS (0.2%)
Boise Cascade Corp. ...........        1,184         40,102
Bowater Inc. ..................        2,159        102,941
Buckeye Technologies Inc.
 (a)...........................        1,352         14,859
Georgia-Pacific Corp. .........        4,704        136,322


                                      SHARES          VALUE
                                 --------------------------
PAPER PRODUCTS (CONTINUED)
Glatfelter.....................        1,682   $     29,485
International Paper Co. .......       10,083        417,739
MeadWestvaco Corp. ............        4,139        121,521
Potlatch Corp. ................        1,108         38,248
Wausau-Mosinee Paper Corp. ....        2,033         26,449
                                               ------------
                                                    927,666
                                               ------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co. Class B.....        1,181         64,447
Avon Products, Inc. ...........        4,999        279,194
Gillette Co. (The).............       22,160        786,237
NBTY, Inc. (a).................        2,433         41,799
Nature's Sunshine Products,
 Inc. .........................          648          7,069
                                               ------------
                                                  1,178,746
                                               ------------
PHARMACEUTICALS (4.3%)
Abbott Laboratories............       32,604      1,758,986
Allergan, Inc. ................        2,743        180,791
Alpharma Inc. .................        1,592         27,223
Barr Laboratories, Inc. (a)....        1,664        110,906
Bristol-Myers Squibb Co. ......       40,606      1,169,453
Forest Laboratories, Inc.
 (a)...........................        3,700        285,418
ICN Pharmaceuticals, Inc. .....        3,158         87,350
IVAX Corp. (a).................        7,678         90,600
Johnson & Johnson..............       64,265      4,103,963
King Pharmaceuticals, Inc.
 (a)...........................        5,178        162,278
Lilly (Eli) & Co. .............       23,536      1,554,553
MGI Pharma, Inc. (a)...........          896          6,523
Medicis Pharmaceutical Corp.
 (a)...........................        1,125         60,244
Merck & Co., Inc. .............       47,698      2,591,909
Mylan Laboratories, Inc. ......        4,868        128,905
Perrigo Co. (a)................        2,914         36,367
Pfizer Inc. ...................      131,801      4,790,966
Pharmacia Corp. ...............       27,195      1,121,250
Schering-Plough Corp. .........       30,786        840,458
Watson Pharmaceuticals, Inc.
 (a)...........................        2,150         52,890
Wyeth..........................       27,676      1,577,532
                                               ------------
                                                 20,738,565
                                               ------------
PHOTOGRAPHIC PRODUCTS (0.0%) (B)
Concord Camera Corp. (a).......        1,066          8,208
Eastman Kodak Co. .............        6,109        196,771
                                               ------------
                                                    204,979
                                               ------------
PRECIOUS METALS & MINERALS (0.0%) (B)
Stillwater Mining Co. (a)......        1,408         24,710
                                               ------------
PROPERTY & CASUALTY INSURANCE (0.7%)
ACE, Ltd. .....................        5,400        235,008
Allstate Corp. (The)...........       14,961        594,550
Chubb Corp. (The)..............        3,545        271,902
Cincinnati Financial Corp. ....        3,386        158,668
Fidelity National Financial,
 Inc. .........................        3,393        104,674
First American Corp. ..........        2,555         56,465
Fremont General Corp. .........        2,740         19,153

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
PROPERTY & CASUALTY INSURANCE (CONTINUED)
LandAmerica Financial Group,
 Inc. .........................          671   $     23,485
MBIA Inc. .....................        3,058        164,918
MGIC Investment Corp. .........        2,270        161,987
Ohio Casualty Corp. (a)........        2,383         46,040
Old Republic International
 Corp. ........................        4,672        155,251
PMI Group, Inc. (The)..........        1,756        142,447
Philadelphia Consolidated
 Holding Corp. (a).............          780         33,306
Progressive Corp. (The)........        4,503        258,922
RLI Corp. .....................          384         22,118
Radian Group Inc. .............        3,668        190,369
SCPIE Holdings, Inc. ..........          366          4,923
SAFECO Corp. ..................        2,765         92,351
Selective Insurance Group,
 Inc. .........................          984         29,520
St. Paul Cos., Inc. (The)......        4,395        218,915
Stewart Information Services
 Corp. (a).....................          600         11,340
XL Capital Ltd. Class A........        2,800        264,180
Zenith National Insurance
 Corp. ........................          673         20,661
                                               ------------
                                                  3,281,153
                                               ------------
PUBLISHING (0.4%)
Belo Corp. Class A.............        4,320        100,915
Dow Jones & Co., Inc. .........        1,745         94,876
Gannett Co., Inc. .............        5,524        404,909
Information Holdings Inc.
 (a)...........................          846         26,395
Knight-Ridder, Inc. ...........        1,786        119,662
Lee Enterprises, Inc. .........        1,734         68,060
McGraw-Hill Cos. Inc. (The)....        4,090        261,719
Media General, Inc. Class A....          905         62,101
Meredith Corp. ................        1,094         46,845
New York Times Co. (The) Class
 A.............................        3,135        145,966
Penton Media, Inc. ............        1,246          8,224
Reader's Digest Association
 Inc. (The) Class A............        3,891         92,606
Scholastic Corp. (a)...........        1,383         70,160
Thomas Nelson, Inc. ...........          562          7,126
Tribune Co. ...................        6,275        277,167
Washington Post Co. ...........          369        233,134
                                               ------------
                                                  2,019,865
                                               ------------
RAILROADS (0.2%)
Burlington Northern Santa Fe
 Corp. ........................        8,135        223,631
CSX Corp. .....................        4,520        163,488
GATX Corp. ....................        1,893         60,614
Kansas City Southern
 Industries, Inc. .............        2,123         33,968
Norfolk Southern Corp. ........        8,167        175,019
Union Pacific Corp. ...........        5,199        295,303
                                               ------------
                                                    952,023
                                               ------------


                                      SHARES          VALUE
                                 --------------------------
REINSURANCE (0.0%) (B)
Everest Re Group Ltd. .........        2,015   $    136,818
Trenwick Group Ltd. ...........        1,436         12,192
                                               ------------
                                                    149,010
                                               ------------
RESTAURANTS (0.5%)
Applebee's International,
 Inc. .........................        1,376         53,719
Bob Evans Farms, Inc. .........        1,380         41,952
Brinker International, Inc.
 (a)...........................        3,821        131,595
CBRL Group, Inc. ..............        2,227         67,589
CEC Entertainment Inc. (a).....        1,032         47,678
Cheesecake Factory (The) (a)...        1,804         75,101
Darden Restaurants, Inc. ......        2,455         97,955
IHOP Corp. (a).................          783         28,462
Jack In The Box Inc. (a).......        1,451         46,330
Landry's Restaurants, Inc. ....          843         23,351
LoneStar Steakhouse & Saloon
 Inc. .........................          900         17,550
Luby's Inc. (a)................          878          6,146
McDonald's Corp. ..............       26,986        766,402
O'Charley's Inc. (a)...........          711         17,960
Outback Steakhouse, Inc. (a)...        3,043        106,718
P.F. Changs China Bistro Inc.
 (a)...........................          445         32,240
Panera Bread Co. (a)...........          512         34,340
Papa John's International Inc.
 (a)...........................          910         28,301
RARE Hospitality International,
 Inc. (a)......................          799         22,372
Ruby Tuesday, Inc. ............        2,391         60,062
Ryan's Family Steak Houses,
 Inc. (a)......................        1,137         29,790
Sonic Corp. (a)................        1,447         42,412
Starbucks Corp. (a)............        7,882        179,867
Steak n Shake Co. (The) (a)....        1,116         15,602
Triarc Consumer Products Group,
 LLC (a).......................          759         21,252
Tricon Global Restaurants, Inc.
 (a)...........................        3,038        191,576
Wendy's International, Inc. ...        2,187         81,794
                                               ------------
                                                  2,268,116
                                               ------------
SEMICONDUCTOR EQUIPMENT (0.4%)
ATMI, Inc. (a).................        1,130         34,465
Applied Materials, Inc. (a)....       34,368        835,830
Axcelis Technologies, Inc.
 (a)...........................        3,621         52,142
Brooks Automation, Inc. (a)....          747         26,631
Cabot Microelectronics Corp.
 (a)...........................          945         46,210
Credence Systems Corp. (a).....        2,348         47,524
Cymer, Inc. (a)................        1,143         54,030
DuPont Photomasks, Inc. (a)....          681         26,545
Electroglas, Inc. (a)..........          814         13,683
FEI Co. (a)....................        1,242         32,826
Helix Technology Corp. ........          959         25,951
KLA-Tencor Corp. (a)...........        3,898        229,865
Kulicke & Soffa Industries,
 Inc. (a)......................        1,825         33,106
LTX Corp. (a)..................        1,884         39,960

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 --------------------------
SEMICONDUCTOR EQUIPMENT (CONTINUED)
Lam Research Corp. (a).........        4,862   $    124,759
Novellus Systems, Inc. (a).....        2,920        138,408
Phototronics, Inc. (a).........        1,117         36,939
Rudolph Technologies, Inc.
 (a)...........................          604         18,422
Teradyne, Inc. (a).............        3,839        126,495
Therma-Wave, Inc. (a)..........        1,073         15,172
Ultratech Stepper, Inc. (a)....          832         14,202
Varian Semiconductor Equipment
 Associates, Inc. (a)..........        1,227         57,325
                                               ------------
                                                  2,030,490
                                               ------------
SEMICONDUCTORS (1.9%)
AXT, Inc. (a)..................          827          9,593
Actel Corp. (a)................          944         22,939
Advanced Micro Devices, Inc.
 (a)...........................        7,192         80,407
Alliance Semiconductor Corp.
 (a)...........................        1,527         16,278
Alpha Industries, Inc. (a).....        1,619         19,833
Altera Corp. (a)...............        8,097        166,474
Analog Devices, Inc. (a).......        7,634        282,153
Applied Micro Circuits Corp.
 (a)...........................        6,200         41,850
Atmel Corp. (a)................       18,294        164,646
Broadcom Corp. Class A (a).....        5,460        188,370
Cirrus Logic, Inc. (a).........        3,320         40,338
Conexant Systems, Inc. (a).....        5,097         51,989
Cree, Inc. (a).................        2,814         33,177
Cypress Semiconductor Corp.
 (a)...........................        4,679        104,201
ESS Technology, Inc. (a).......        1,648         26,319
Elantec Semiconductor, Inc.
 (a)...........................          870         35,966
Exar Corp. (a).................        1,460         29,112
Fairchild Semiconductor Corp.
 Class A (a)...................        3,880        104,527
Integrated Device Technology,
 Inc. (a)......................        4,053        113,646
Intel Corp. ...................      140,781      4,027,744
International Rectifier Corp.
 (a)...........................        2,471        113,963
LSI Logic Corp. (a)............        7,535         96,825
Lattice Semiconductor Corp.
 (a)...........................        4,259         50,469
Linear Technology Corp. .......        6,600        256,476
Maxim Integrated Products, Inc.
 (a)...........................        6,771        337,196
Micrel, Inc. (a)...............        3,603         79,086
Microchip Technology, Inc.
 (a)...........................        5,169        230,021
Micron Technology, Inc. (a)....       12,438        294,781
Microsemi Corp. (a)............        1,016         13,462
MIPS Technologies, Inc. (a)....        1,539          8,726
National Semiconductor Corp.
 (a)...........................        3,645        114,890
NVIDIA Corp. (a)...............        3,014        104,917
PMC-Sierra, Inc. (a)...........        3,500         54,460
Pericom Semiconductor Corp.
 (a)...........................          976         13,927
Power Integrations, Inc. (a)...        1,079         22,821
QLogic Corp. (a)...............        1,900         86,849


                                      SHARES          VALUE
                                 --------------------------
SEMICONDUCTORS (CONTINUED)
RF Micro Devices Inc. (a)......        6,469   $    112,561
Semtech Corp. (a)..............        2,728         87,241
Standard Microsystems Corp.
 (a)...........................          626         15,368
Supertex, Inc. (a).............          485          9,288
Texas Instruments, Inc. .......       36,450      1,127,399
Three-Five Systems, Inc. (a)...          843         11,802
TransSwitch Corp. (a)..........        1,875          3,131
TriQuint Semiconductor, Inc.
 (a)...........................        5,057         51,278
Vitesse Semiconductor Corp.
 (a)...........................        3,800         22,724
Xilinx, Inc. (a)...............        6,959        262,772
                                               ------------
                                                  9,141,995
                                               ------------
SOFT DRINKS (1.1%)
Coca-Cola Bottling Co.
 Consolidated..................          342         16,813
Coca-Cola Co. (The)............       51,858      2,878,638
Coca-Cola Enterprises Inc. ....        9,341        183,270
Pepsi Bottling Group, Inc.
 (The).........................        6,000        171,840
PepsiAmericas, Inc. ...........        6,162         93,970
PepsiCo, Inc. .................       36,778      1,908,778
                                               ------------
                                                  5,253,309
                                               ------------
SPECIALTY CHEMICALS (0.3%)
Albemarle Corp. ...............        1,818         53,904
Arch Chemicals, Inc. ..........          866         21,477
Cambrex Corp. .................          962         39,529
Chemfirst Inc. ................          522         14,590
Crompton Corp. ................        4,469         53,851
Cytec Industries, Inc. (a).....        1,594         52,586
Ecolab Inc. ...................        2,712        119,084
Ferro Corp. ...................        1,357         38,430
Great Lakes Chemical Corp. ....        1,113         28,649
H.B. Fuller Co. ...............        1,120         34,843
International Flavors &
 Fragrances Inc. ..............        1,969         63,402
Lubrizol Corp. ................        2,018         69,581
MacDermid, Inc. ...............        1,220         26,840
Material Sciences Corp. (a)....          559          6,540
Minerals Technologies Inc. ....          804         40,200
OM Group, Inc. ................        1,032         68,886
Omnova Solutions Inc. (a)......        1,550         14,260
PPG Industries, Inc. ..........        3,548        185,596
PolyOne Corp. .................        3,415         41,458
Quaker Chemical Corp. .........          346          7,958
RPM, Inc. .....................        4,054         68,715
Rohm & Haas Co. ...............        4,650        172,562
Schulman (A.), Inc. ...........        1,157         23,487
Sigma-Aldrich Corp. ...........        1,585         75,097
Valspar Corp. (The)............        1,927         88,738
                                               ------------
                                                  1,410,263
                                               ------------
SPECIALTY STORES (0.4%)
Aaron Rents, Inc. .............          777         21,717
AutoZone, Inc. (a).............        2,220        168,720
Barnes & Noble, Inc. (a).......        2,559         77,333
Bed Bath & Beyond Inc. (a).....        5,957        221,422
Borders Group, Inc. (a)........        3,118         72,681

      The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
SPECIALTY STORES (CONTINUED)
Claire's Stores, Inc. .........        1,938   $     41,822
Copart, Inc. (a)...............        3,527         54,281
Cost Plus, Inc. (a)............          822         24,208
Footstar, Inc. (a).............          764         22,530
Group 1 Automotive, Inc. (a)...          853         37,396
Hancock Fabrics, Inc. .........          676         12,296
Jo-Ann Stores, Inc. Class A
 (a)...........................          712         13,799
Linens 'n Things, Inc. (a).....        1,512         52,466
Michaels Stores Inc. (a).......        2,422         97,970
Office Depot, Inc. (a).........        6,243        119,491
O'Reilly Automotive, Inc.
 (a)...........................        1,926         62,383
Payless ShoeSource, Inc. (a)...          869         50,871
Pep Boys-Manny, Moe & Jack
 (The).........................        1,945         37,247
Pier 1 Imports, Inc. ..........        3,467         83,035
Regis Corp. ...................        1,563         46,984
Staples, Inc. (a)..............        9,560        190,913
TBC Corp. (a)..................          831         12,382
Tiffany & Co. .................        3,090        122,827
Toys "R" Us, Inc. (a)..........        4,127         71,273
United Rentals, Inc. (a).......        2,788         71,094
Williams-Sonoma, Inc. (a)......        2,252        129,738
Zale Corp. (a).................        1,281         50,881
                                               ------------
                                                  1,967,760
                                               ------------
STEEL (0.1%)
AK Steel Holding Corp. ........        4,270         52,350
Allegheny Technologies,
 Inc. .........................        1,710         28,865
Carpenter Technology Corp. ....          875         23,188
Castle (A.M.) & Co. ...........          550          6,325
Cleveland-Cliffs Inc. .........          396         10,692
Commercial Metals Co. .........          507         22,719
Nucor Corp. ...................        1,677         98,021
Quanex Corp. ..................          530         19,080
Ryerson Tull Inc. .............          883         10,375
Steel Dynamics, Inc. (a).......        1,781         31,078
Steel Technologies Inc. .......          401          4,206
UCAR International Inc. (a)....        2,145         27,885
United States Steel Corp. .....        1,931         34,835
Worthington Industries,
 Inc. .........................        1,859         27,513
                                               ------------
                                                    397,132
                                               ------------
SYSTEMS SOFTWARE (1.7%)
Adobe Systems Inc. ............        5,012        200,279
Ascential Software Corp. (a)...       10,090         34,710
BMC Software, Inc. (a).........        5,087         73,558
Computer Associates
 International, Inc. ..........       12,082        224,725
Epresence Inc. (a).............          926          3,908
Legato Systems, Inc. (a).......        3,464         23,902
Microsoft Corp. (a)............      113,488      5,930,883
Network Associates, Inc. (a)...        5,459         96,897
Novell, Inc. (a)...............        7,022         25,981
NYFIX, Inc. (a)................          979          9,858
Oracle Corp. (a)...............      115,200      1,156,608


                                      SHARES          VALUE
                                 -------------------------
SYSTEMS SOFTWARE (CONTINUED)
Phoenix Technologies Ltd.
 (a)...........................          984   $     13,530
Progress Software Corp. (a)....        1,383         23,304
QRS Corp. (a)..................          573          6,418
Radiant Systems, Inc. (a)......        1,084         11,935
RadiSys Corp. (a)..............          678          9,946
Sybase, Inc. (a)...............        3,933         55,298
Symantec Corp. (a).............        5,591        197,977
VERITAS Software Corp. (a).....        8,384        237,603
Visual Networks, Inc. (a)......          916          1,200
Wind River Systems, Inc. (a)...        3,090         33,650
                                               ------------
                                                  8,372,170
                                               ------------
TELECOMMUNICATIONS EQUIPMENT (0.6%)
ADC Telecommunications, Inc.
 (a)...........................       16,372         63,687
Adtran, Inc. (a)...............        1,565         38,906
Advanced Fibre Communications,
 Inc. (a)......................        3,199         56,750
Allen Telecom Inc. (a).........        1,095          7,216
Andrew Corp. (a)...............        1,751         29,049
Aspect Communications Corp.
 (a)...........................        2,006          9,609
Audiovox Corp. Class A (a).....          883          6,596
Aware, Inc. (a)................          884          4,420
Bel Fuse Inc. Class B..........          415         11,139
Brooktrout Inc. (a)............          483          3,091
C-COR.net Corp. (a)............        1,265         13,839
Cable Design Technologies Corp.
 (a)...........................        1,713         21,532
CIENA Corp. (a)................        6,900         51,681
CommScope, Inc. (a)............        2,032         32,268
Comverse Technology, Inc. (a)..        3,925         47,218
Corning, Inc. (a)..............       19,311        129,191
DMC Stratex Networks, Inc.
 (a)...........................        3,057         12,839
Davox Corp. (a)................          501          4,509
Harmonic, Inc. (a).............        2,171         17,477
Harris Corp. ..................        2,611         94,544
Inter-Tel, Inc. ...............          893         18,315
JDS Uniphase Corp. (a).........       27,849        120,865
Lucent Technologies, Inc.
 (a)...........................       71,753        330,064
Motorola, Inc. ................       46,727        719,596
Nortel Networks Corp. (a)......       66,925        227,545
Plantronics, Inc. (a)..........        1,825         38,434
Polycom, Inc. (a)..............        3,922         80,872
Powerwave Technologies, Inc.
 (a)...........................        2,507         29,934
QUALCOMM, Inc. (a).............       16,096        485,455
Scientific-Atlanta, Inc. ......        3,282         65,640
Symmertricom, Inc. (a).........          919          5,882
Tellabs, Inc. (a)..............        8,607         73,073
Tollgrade Communications, Inc.
 (a)...........................          500         10,055
ViaSat, Inc. (a)...............          969         10,300
                                               ------------
                                                  2,871,591
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
TEXTILES (0.0%) (b)
Unifi, Inc. (a)................        2,129   $     23,866
Wellman, Inc. .................        1,243         20,634
                                               ------------
                                                     44,500
                                               ------------
TIRES & RUBBER (0.0%) (b)
Bandag, Inc. ..................          820         31,636
Cooper Tire & Rubber Co. ......        1,564         38,787
Goodyear Tire & Rubber Co.
 (The).........................        3,281         73,002
                                               ------------
                                                    143,425
                                               ------------
TOBACCO (0.6%)
DIMON Inc. ....................        1,745         13,437
Philip Morris Cos., Inc. ......       45,512      2,477,218
R.J. Reynolds Tobacco Holdings,
 Inc. .........................        3,665        253,618
Schweitzer-Mauduit
 International, Inc. ..........          586         16,554
UST Inc. ......................        3,495        139,101
Universal Corp. ...............        1,077         45,783
                                               ------------
                                                  2,945,711
                                               ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co. ..................        1,505        125,878
Genuine Parts Co. .............        3,658        126,238
Grainger (W.W.), Inc. .........        1,928        108,103
Lawson Products, Inc. .........          380         12,179
                                               ------------
                                                    372,398
                                               ------------
TRUCKING (0.1%)
Arkansas Best Corp. (a)........          909         21,952
Heartland Express, Inc. (a)....        1,874         36,712
Landstar System Holdings, Inc.
 (a)...........................          301         29,468
Roadway Corp. .................          716         21,838
Swift Transportation Co., Inc.
 (a)...........................        3,276         63,718
US Freightways Corp. ..........        1,013         33,885
Werner Enterprises, Inc. ......        2,360         41,890
Yellow Corp. (a)...............          929         25,055
                                               ------------
                                                    274,518
                                               ------------
WATER UTILITIES (0.1%)
American States Water Co. .....          395         15,366
American Water Works Co.,
 Inc. .........................        3,903        170,561
Philadelphia Suburban Corp. ...        2,540         61,214
                                               ------------
                                                    247,141
                                               ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
AT&T Wireless Services, Inc.
 (a)...........................       56,690        507,376
Boston Communications Group,
 Inc. (a)......................          661          6,478
Metro One Telecommunications,
 Inc. (a)......................          931         16,572
Nextel Communications, Inc.
 (a)...........................       16,773         92,419
Price Communications Corp.
 (a)...........................        2,203         37,032
Proxim Corp. (a)...............        1,991          6,073


                                      SHARES          VALUE
                                 -------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Corp. (PCS Group) (a)...       20,678   $    231,800
Telephone & Data Systems,
 Inc. .........................        2,312        198,832
                                               ------------
                                                  1,096,582
                                               ------------
Total Common Stocks
 (Cost $245,845,153)...........                 256,441,919(h)
                                               ------------
REAL ESTATE INVESTMENT TRUSTS (1.2%)
AMB Property Corp. ............        2,984         83,671
AMLI Residential Properties
 Trust.........................          642         16,307
Alexandria Real Estate
 Equities, Inc. ...............          574         26,232
American Land Lease, Inc. .....          236          3,328
Apartment Investment &
 Management Co. Class A........        2,676        131,392
Archstone-Smith Trust..........        6,212        167,476
Arden Realty, Inc. ............        2,292         64,520
Associated Estates Realty
 Corp. ........................          719          7,312
Avalonbay Communities, Inc. ...        2,491        118,746
BRE Properties, Inc. Class A...        1,626         53,089
Bedford Property Investors,
 Inc. .........................          592         15,712
Boston Properties Inc. ........        3,260        127,075
Boykin Lodging Co. ............          644          6,086
Brandywine Realty Trust........        1,283         30,651
CBL & Associates Properties,
 Inc. .........................          916         33,526
Camden Property Trust..........        1,465         58,307
Capital Automotive REIT........          942         22,796
Carr America Realty Corp. .....        2,178         69,957
Centerpoint Properties
 Corp. ........................          827         45,237
Chateau Communities, Inc. .....        1,030         31,518
Chelsea Property Group,
 Inc. .........................          674         40,743
Colonial Properties Trust......        1,551         56,425
Commercial Net Lease Realty....        1,417         21,524
Cornerstone Realty Income
 Trust, Inc. ..................        1,722         19,200
Corporate Office Properties
 Trust.........................          755         10,185
Correctional Properties
 Trust.........................          255          5,355
Cousins Properties, Inc. ......        1,778         48,006
Crescent Real Estate Equity
 Co. ..........................        3,907         76,655
Crown American Realty Trust....        1,006         10,060
Developers Diversified Realty
 Corp. ........................        2,119         46,830
Duke Realty Corp. .............        4,656        122,453
EastGroup Properties, Inc. ....          588         14,671
Entertainment Properties
 Trust.........................          604         13,983
Equity Inns Inc. ..............        1,354         10,886
Equity Office Properties
 Trust.........................       23,553        674,322
Equity One, Inc. ..............        1,029         14,406
Equity Residential Properties
 Trust.........................       15,381        433,744
Essex Property Trust, Inc. ....        1,173         60,996
Federal Realty Investment
 Trust.........................        1,416         38,161

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES          VALUE
                                 -------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
FelCor Lodging Trust, Inc. ....        1,891   $     40,656
First Industrial Realty Trust,
 Inc. .........................        1,412         47,542
Gables Residential Trust.......          875         27,125
General Growth Properties,
 Inc. .........................        2,203        100,743
Getty Realty Corp. ............          764         14,401
Glenborough Realty Trust,
 Inc. .........................          984         22,091
Glimcher Realty Trust..........        1,092         21,239
Great Lakes REIT, Inc. ........          618         10,012
HRPT Properties Trust..........        4,662         40,466
Highwoods Properties, Inc. ....        1,884         52,978
Home Properties of N.Y.,
 Inc. .........................          820         29,536
Hospitality Properties Trust...        4,656        158,304
Host Marriot Corp. ............        9,375        111,656
IRT Property Co. ..............        1,135         13,711
Innkeepers USA Trust...........        1,281         14,693
Investors Real Estate Trust....          953          9,559
JDN Realty Corp. ..............        1,232         15,609
JP Realty, Inc. ...............          591         15,596
Keystone Property Trust........          654          9,869
Kilroy Realty Corp. ...........        2,002         56,356
Kimco Realty Corp. ............        3,568        114,533
Koger Equity, Inc. ............          996         18,247
Kramont Realty Trust...........          689          9,784
Lasalle Hotel Properties.......          667         10,672
Lexington Corporate Properties
 Trust.........................          796         12,617
Liberty Property Trust.........        2,632         84,092
Macerich Co. (The).............        1,236         36,277
Mack-Cali Realty Corp. ........        2,052         67,306
Manufactured Home
 Communities...................          770         25,887
MeriStar Hospitality Corp. ....        1,623         28,484
Mid-America Apartment
 Communities Inc. .............          652         17,434
Mid-Atlantic Realty Trust......          519          8,304
Mills Corp. ...................        1,014         27,905
Mission West Properties
 Inc. .........................          651          8,157
National Golf Properties,
 Inc. .........................          487          3,667
New Plan Excel Realty Trust....        6,970        136,263
PS Business Parks, Inc. .......          767         27,574
Pan Pacific Retail Properties,
 Inc. .........................        1,178         37,331
Parkway Properties, Inc. ......          346         12,632
Pennsylvania Real Estate
 Investment Trust..............          590         15,163
Plum Creek Timber Co. Inc. ....        3,900        118,755
Post Properties, Inc. .........        1,312         44,595
Prentiss Properties Trust......        1,333         40,990
Prime Group Realty Trust.......          582          4,860
Prologis Trust.................        6,268        139,150
Public Storage, Inc. ..........        4,334        164,562
RFS Hotel Investors, Inc. .....          909         13,799


                                      SHARES          VALUE
                                 -------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Ramco-Gershenson Properties
 Trust.........................          253   $      4,643
Realty Income Corp. ...........        1,169         39,454
Reckson Associates Realty
 Corp. ........................        2,144         52,314
Regency Centers Corp. .........        2,098         61,681
Rouse Co. (The)................        3,019         97,695
SL Green Realty Corp. .........        1,088         38,189
Saul Centers, Inc. ............          518         12,251
Shurgard Storage Centers, Inc.
 Class A.......................        2,402         84,670
Simon Property Group, Inc. ....        6,315        213,131
Sizeler Property Investors,
 Inc. .........................          407          4,066
Sovran Self Storage, Inc. .....          453         13,952
Summit Properties Inc. ........          978         22,885
Sun Communities, Inc. .........          627         25,456
Tanger Factory Outlet Centers
 Inc. .........................          300          7,860
Taubman Centers, Inc. .........        1,859         27,792
Town & Country Trust...........          601         13,522
U.S. Restaurant Properties,
 Inc. .........................          667          9,325
United Dominion Realty Trust,
 Inc. .........................        3,672         61,322
Vornado Realty Trust...........        3,472        153,115
Washington Real Estate
 Investment Trust..............        1,397         39,256
Weingarten Realty Investors....        1,831         65,184
Winston Hotels, Inc. ..........          630          6,010
                                               ------------
Total Real Estate Investment
 Trusts
 (Cost $5,265,992).............                   5,926,498
                                               ------------
SHORT-TERM INVESTMENTS (24.5%)
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (20.4%)
Baystate Health Systems
 1.85%, due 5/20/02 (c)........  $ 6,700,000      6,693,444
 1.88%, due 5/13/02 (c)........    4,600,000      4,597,110
 1.90%, due 5/13/02 (c)........      350,000        349,778
General Motors Acceptance Corp.
 1.97%, due 6/26/02 (c)........   23,000,000     22,929,498
Hitachi Credit America Corp.
 1.77%, due 6/17/02 (c)........    1,200,000      1,197,227
Household Finance Corp.
 1.82%, due 5/6/02 (c).........   27,500,000     27,493,029
Mitsubishi International Corp.
 1.85%, due 5/1/02 (c).........    2,100,000      2,100,000
Northern Rock PLC
 1.85%, due 5/13/02 (c)........   22,000,000     21,986,403

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

SHORT-TERM INVESTMENTS (CONTINUED)
                                   PRINCIPAL
                                      AMOUNT          VALUE
                                 -------------------------
COMMERCIAL PAPER (CONTINUED)
Wisconsin Electric Fuel
 1.85%, due 5/7/02 (c).........  $11,100,000   $ 11,096,573
                                               ------------
Total Commercial Paper
 (Cost $98,443,062)............                  98,443,062
                                               ------------
U.S. GOVERNMENT (4.1%)
United States Treasury Bills
 1.66%, due 7/18/02-7/25/02
   (c).........................   20,000,000     19,924,806
                                               ------------
Total U.S. Government
 (Cost $19,924,806)............                  19,924,806
                                               ------------
Total Short-Term Investments
 (Cost $118,367,868)...........                 118,367,868
                                               ------------
Total Investments
 (Cost $468,442,501) (i).......         99.7%   481,798,179(j)
Cash and Other Assets,
 Less Liabilities..............          0.3      1,351,293
                                 -----------    -----------
Net Assets.....................        100.0%  $483,149,472
                                 ===========   ============

FUTURES CONTRACTS (0.2%)
                                           UNREALIZED
                             CONTRACTS   APPRECIATION/
                              LONG       (DEPRECIATION) (k)
                             -----------------------------
CANADA (-0.1%)
Standard & Poor's Toronto
 Stock Exchange 60 Index
 June 2002.................     268         $  (519,243)
                                            -----------

FRANCE (0.0%) (B)
CAC 40 Index, May 2002.....     361             106,346
                                            -----------

GERMANY (-0.3%)
German DAX Index June
 2002......................     209          (1,383,549)
                                            -----------

HONG KONG (0.0%) (B)
Hong Kong Hang Seng Index,
 May 2002..................     142             130,783
                                            -----------

ITALY (-0.0%) (B)
Milan MIB 30 Index June
 2002......................      58            (246,200)
                                            -----------

JAPAN (0.0%) (B)
TOPIX Index, June 2002.....      19              36,254
                                            -----------

                                             UNREALIZED
                             CONTRACTS    APPRECIATION/
                               LONG      (DEPRECIATION) (k)
                             -----------------------------

UNITED STATES (0.1%)
United States Treasury
 Notes, June 2002
 (10 Year).................     308         $   206,967
                                            -----------
Total Contracts Long
 (Settlement Value
 $105,920,199).............                  (1,668,642)
                                            -----------


                              CONTRACTS
                                SHORT
                              ---------
UNITED STATES (0.5%)
Standard & Poor's 500 Index
 June 2002..................     154           2,419,826
                                             -----------
Total Contracts Short
 (Settlement Value
 $41,472,200)...............                   2,419,826
                                             -----------
Total Future Contracts
 (Settlement Value
 $64,447,999) (g)(h)........                 $   751,184
                                             ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Yankee bond.
(e) May be sold to institutional investors only.
(f) ADR - American Depositary Receipt.
(g) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury Note futures contracts represents 21.3% of net assets.
(h) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 44.5% of net assets.
(i) The cost for federal income tax purposes is $469,304,420.
(j) At April 30, 2002 net unrealized appreciation was $12,493,759, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $52,526,985 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $40,033,226.
(k) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2002.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $468,442,501).............................  $481,798,179
 Cash.............................................        46,957
 Receivables due from broker for futures
   contracts......................................     2,031,414
 Receivables:
   Dividends and interest.........................     1,599,253
   Fund shares sold...............................       104,773
   Investment securities sold.....................         4,818
 Other assets.....................................        11,122
                                                    ------------
       Total assets...............................   485,596,516
                                                    ------------
LIABILITIES:
 Payables:
   Variation margin on futures contracts..........     2,016,029
   Manager........................................       231,314
   Fund shares redeemed...........................        59,644
   Custodian......................................        28,291
   Transfer agent.................................         4,851
 Accrued expenses.................................       106,915
                                                    ------------
       Total liabilities..........................     2,447,044
                                                    ------------
 Net assets.......................................  $483,149,472
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     37,702
   Service Class..................................         2,234
 Additional paid-in capital.......................   493,732,096
 Accumulated undistributed net investment
   income.........................................     3,808,046
 Accumulated net realized loss on investments.....   (28,658,057)
 Net unrealized appreciation on investments and
   futures contracts..............................    14,106,862
 Net unrealized appreciation on foreign currency
   transactions...................................       120,589
                                                    ------------
 Net assets.......................................  $483,149,472
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $456,216,699
                                                    ============
 Shares of capital stock outstanding..............    37,702,162
                                                    ============
 Net asset value per share outstanding............  $      12.10
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 26,932,773
                                                    ============
 Shares of capital stock outstanding..............     2,233,683
                                                    ============
 Net asset value per share outstanding............  $      12.06
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest........................................  $ 4,531,110
   Dividends (a)...................................    1,847,847
                                                     -----------
       Total income................................    6,378,957
                                                     -----------
 Expenses:
   Manager.........................................    1,581,408
   Transfer agent..................................      253,202
   Professional....................................       63,298
   Custodian.......................................       40,304
   Shareholder communication.......................       34,251
   Service.........................................       31,751
   Interest........................................       15,126
   Directors.......................................       13,847
   Registration....................................        1,948
   Miscellaneous...................................       45,773
                                                     -----------
       Total expenses before
        reimbursement..............................    2,080,908
   Expense reimbursement from Manager..............      (29,821)
                                                     -----------
       Net expenses................................    2,051,087
                                                     -----------
 Net investment income.............................    4,327,870
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
   Security transactions...........................     (455,941)
   Futures transactions............................   (1,772,314)
   Foreign currency transactions...................         (125)
                                                     -----------
 Net realized loss on investments and foreign
   currency transactions...........................   (2,228,380)
                                                     -----------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions...........................    9,572,389
   Futures transactions............................   (1,730,614)
   Foreign currency transactions...................      120,838
                                                     -----------
 Net unrealized gain on investments and foreign
   currency transactions...........................    7,962,613
                                                     -----------
 Net realized and unrealized gain on investments
   and foreign currency transactions...............    5,734,233
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $10,062,103
                                                     ===========

------------
(a) Dividends recorded net of foreign withholding taxes of $1,343.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

ASSET MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                  2002            2001
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   4,327,870   $  13,938,394
    Net realized loss on investments and foreign currency
     transactions...........................................     (2,228,380)    (25,586,068)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........      7,962,613     (57,770,690)
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     10,062,103     (69,418,364)
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (10,030,374)    (18,159,851)
      Service Class.........................................       (502,045)       (849,650)
    From net realized gain on investments:
      No-Load Class.........................................             --     (32,286,902)
      Service Class.........................................             --      (1,636,398)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...    (10,532,419)    (52,932,801)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     36,913,439      40,748,303
      Service Class.........................................      4,452,219       2,617,806
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................      6,802,154      34,022,156
      Service Class.........................................        501,153       2,486,048
                                                              -------------   -------------
                                                                 48,668,965      79,874,313
    Cost of shares redeemed:
      No-Load Class.........................................    (39,335,583)    (67,431,309)
      Service Class.........................................     (1,634,083)     (3,478,807)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................      7,699,299       8,964,197
                                                              -------------   -------------
      Net increase (decrease) in net assets.................      7,228,983    (113,386,968)
NET ASSETS:
  Beginning of period.......................................    475,920,489     589,307,457
                                                              -------------   -------------
  End of period.............................................  $ 483,149,472   $ 475,920,489
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $   3,808,046   $  10,012,595
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                    NO-LOAD CLASS
                                -------------------------------------------------------------------------------------
                                SIX MONTHS                                JANUARY 1
                                  ENDED        YEAR ENDED OCTOBER 31       THROUGH         YEAR ENDED DECEMBER 31
                                APRIL 30,    -------------------------   OCTOBER 31,   ------------------------------
                                  2002**       2001             2000        1999*        1998       1997       1996
                                ----------   --------         --------   -----------   --------   --------   --------
Net asset value at beginning
 of period....................   $  12.11    $  15.21         $  14.57    $  15.36     $  14.83   $  13.19   $  11.79
                                 --------    --------         --------    --------     --------   --------   --------
Net investment income.........       0.11        0.37(c)          0.51        0.41         0.43       0.34       0.38
Net realized and unrealized
 gain (loss) on investments...       0.15       (2.09)            1.08        0.41         2.70       3.15       1.53
Net realized and unrealized
 gain (loss) on foreign
 currency transactions........       0.00(a)    (0.00)(a)        (0.01)      (0.03)        0.02      (0.00)(a)    (0.00)(a)
                                 --------    --------         --------    --------     --------   --------   --------
Total from investment
 operations...................       0.26       (1.72)            1.58        0.79         3.15       3.49       1.91
                                 --------    --------         --------    --------     --------   --------   --------
Less dividends and
 distributions:
From net investment income....      (0.27)      (0.50)           (0.50)      (0.01)       (0.43)     (0.34)     (0.38)
From net realized gain on
 investments..................         --       (0.88)           (0.44)      (1.57)       (2.19)     (1.51)     (0.13)
                                 --------    --------         --------    --------     --------   --------   --------
Total dividends and
 distributions................      (0.27)      (1.38)           (0.94)      (1.58)       (2.62)     (1.85)     (0.51)
                                 --------    --------         --------    --------     --------   --------   --------
Net asset value at end of
 period.......................   $  12.10    $  12.11         $  15.21    $  14.57     $  15.36   $  14.83   $  13.19
                                 ========    ========         ========    ========     ========   ========   ========
Total investment return.......       2.11%(b)   (12.12%)         11.18%       5.58%(b)    21.31%     26.69%     16.16%
Ratios (to average net
 assets)/
 Supplemental Data:
Net investment income.........       1.79%+      2.66%(c)         3.45%       3.40%+       2.64%      2.27%      2.99%
Net expenses..................       0.83%+      0.83%            0.83%       0.78%+       0.80%      0.76%      0.70%
Expenses (before
 reimbursement)...............       0.84%+      0.87%            0.83%       0.78%+       0.80%      0.76%      0.75%
Portfolio turnover rate.......          1%         15%              49%         18%          55%        19%       103%
Net assets at end of period
 (in 000's)...................   $456,217    $452,246         $561,329    $513,860     $500,449   $414,824   $323,790

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) As required, effective November 1, 2000, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to November 1, 2000, have not been restated to reflect this change in presentation.

                                                              NO-LOAD      SERVICE
                                                               CLASS        CLASS
                                                              -------      -------
Decrease net investment income..............................  ($0.01)      ($0.01)
Increase net realized and unrealized gains and losses.......    0.01         0.01
Decrease ratio of net investment income.....................   (0.06%)      (0.06%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                      SERVICE CLASS
    ---------------------------------------------------------------------------------
    SIX MONTHS                            JANUARY 1
      ENDED      YEAR ENDED OCTOBER 31     THROUGH         YEAR ENDED DECEMBER 31
    APRIL 30,    ---------------------   OCTOBER 31,   ------------------------------
      2002**       2001        2000         1999*        1998       1997       1996
    ----------   ---------   ---------   -----------   --------   --------   --------
     $  12.05    $  15.14    $  14.50     $  15.33     $  14.81   $  13.19   $  11.79
     --------    --------    --------     --------     --------   --------   --------
         0.09        0.33(c)     0.50         0.39         0.39       0.31       0.34
         0.16       (2.08)       1.05         0.38         2.69       3.13       1.53
         0.00(a)    (0.00)(a)    (0.01)      (0.03)        0.02      (0.00)(a)    (0.00)(a)
     --------    --------    --------     --------     --------   --------   --------
         0.25       (1.75)       1.54         0.74         3.10       3.44       1.87
     --------    --------    --------     --------     --------   --------   --------
        (0.24)      (0.46)      (0.46)       (0.00)(a)    (0.39)     (0.31)     (0.34)
           --       (0.88)      (0.44)       (1.57)       (2.19)     (1.51)     (0.13)
     --------    --------    --------     --------     --------   --------   --------
        (0.24)      (1.34)      (0.90)       (1.57)       (2.58)     (1.82)     (0.47)
     --------    --------    --------     --------     --------   --------   --------
     $  12.06    $  12.05    $  15.14     $  14.50     $  15.33   $  14.81   $  13.19
     ========    ========    ========     ========     ========   ========   ========
         2.04%(b)   (12.36%)    10.96%        5.31%(b)    21.00%     26.30%     15.89%
         1.54%+      2.41%(c)     3.20%       3.15%+       2.39%      2.02%      2.74%
         1.08%+      1.08%       1.08%        1.03%+       1.05%      1.01%      0.95%
         1.09%+      1.12%       1.08%        1.03%+       1.05%      1.01%      1.00%
            1%         15%         49%          18%          55%        19%       103%
     $ 26,933    $ 23,675    $ 27,978     $ 29,087     $ 16,853   $  9,889   $  5,508

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse Balanced Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2002, the equity market responded to a variety of influences. The Enron scandal raised questions about the integrity of corporate accounting. Economic uncertainty made it more difficult to evaluate corporate earnings projections. With interest rates reaching their lowest levels in decades, investors began to anticipate less accommodative Federal Reserve policies. The housing market was strong, oil prices began to climb, and the war in the Middle East intensified.

Over the six-month period, the bond market generally declined, with longer-term bonds feeling more of the effects. Among corporate issuers, credit quality remained an ongoing concern. Although signs of economic strength began to emerge toward the end of 2001, the Federal Reserve continued its efforts to stimulate the economy by lowering the targeted federal funds rate in November and again in December 2001. Since then, the Federal Reserve has taken no further interest rate action, signaling that the recession that began in March 2001 may be coming to a close.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse Balanced Fund returned 9.78%. This compared favorably with the 2.12% return of the average Lipper(1) balanced fund over the same period. The Fund underperformed the 15.24% return of the Russell Midcap(R) Index(2) but outperformed the 2.29% return of the S&P 500 Index(3) and the 2.83% return of the Lipper Balanced Fund Index for the six months ended April 30, 2002.

The Fund was rated four stars overall out of 5,094 domestic equity funds by Morningstar(4) as of April 30, 2002. The Fund was rated four stars out of 5,094 domestic equity funds for the three-year period then ended, four stars out of 3,350 domestic equity funds for the five-year period then ended, and four stars out of 947 domestic equity funds for the 10-year period then ended.

INVESTMENT STRATEGIES

Throughout the semiannual reporting period, the Fund continued to allocate approximately 60% of its net assets to equities and 40% to income securities. The bond portion of the Fund's portfolio was widely diversified by coupon, maturity, and industry and concentrated among high-quality corporate bonds and federal agency securities. The Fund used laddered maturities to help maintain an intermediate duration.

Ten-year Treasury yields dipped slightly after the Fed's November easing move, then tended to move higher over the six-month period, with a slight decline in April. The overall yield increase meant lower bond prices and generally negative total returns. The Fund's concentration on high-quality securities helped the bond portion of the portfolio, since corporate quality ratings remained under pressure throughout the reporting period.

The stock portion of the Fund's portfolio selects securities based on a proprietary quantitative approach that focuses on relative valuation and strong current operating results. The Fund's concentration on mid-cap stocks proved beneficial, as these issues outperformed large-cap stocks over the reporting period. The Fund also benefited from its value orientation, since value stocks outperformed growth equities at all capitalization levels over the six-month reporting period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

--------------------------------------------------------------------------------

STRONG AND WEAK PERFORMERS

Although the story behind a stock's performance is not necessarily relevant to the Fund's investment strategy, some stocks showed stronger performance than others. Mohawk Industries, the carpet and rug manufacturer, benefited from stronger-than-expected sales growth, improving margins, and reduced expenses. Food wholesaler and retailer SUPERVALU improved its operating margins and efficiency by closing underperforming stores and restructuring existing distribution centers. Both stocks showed substantial gains over the reporting period.

Credit quality improvements helped Union-BanCal, one of California's largest commercial banks, as the company increased its market share. Power-tool leader Black & Decker saw its stock price rise after the company took cost-cutting measures that improved efficiency across various divisions. UnitedHealth Group also showed strong performance after technology enhancements helped increase productivity and operating margins.

Unfortunately, not all of the Fund's holdings had positive results. Rite Aid, a national drug chain, suffered from sluggish sales in a period of economic weakness. At AT&T, intense competition and Comcast's anticipated purchase of AT&T's cable television business in June 2002 led to a difficult environment. Bristol-Myers Squibb faced a series of setbacks in its pharmaceutical business and continued to underperform the market. In a weakened economy, Barnes & Noble was unable to open stores as anticipated, which led to disappointing results. Sunoco suffered as warmer weather reduced oil consumption and the slowdown in travel reduced demand for jet fuel.

PURCHASES AND SALES

We added Wisconsin Energy and Household International to the stock portion of the Fund's portfolio during the reporting period. According to our proprietary valuation model, both stocks were undervalued at the time of purchase. Both issues have performed well since they were added to the portfolio.

The Fund sold its position in Caremark Rx, a large pharmaceutical services company, at a profit when our valuation measures showed that the stock was overvalued. In the first quarter of 2002, we sold the Fund's position in Entergy after a steady price rise led us to believe that the stock had become overvalued. Both of these sales contributed positively to the Fund's performance.

STOCK SELECTION AND WEIGHTINGS

The Fund does not select securities using a top-down sector-first approach. Nevertheless, the Fund's bottom-up security selection process may occasionally lead to sector concentrations when business cycles temporarily create value opportunities among several companies in a given industry.

As of April 30, 2002, the Fund was overweighted relative to the Russell Midcap Index in the food, beverages, and tobacco sector, consumer durables and apparel, retailing, and banks. The Fund's holdings in these sectors contributed positively to performance. At the same time, the Fund was underweighted relative to the Index in capital goods, software and services, technology and equipment, and pharmaceuticals and biotechnology. We have underweighted these sectors because they are currently exhibiting growth characteristics.

LOOKING AHEAD

We will continue to maintain an asset allocation of 60% stocks and 40% intermediate-term bonds seeking strong risk-adjusted performance. Our security selection process for both stocks and bonds will continue to be consistently applied regardless of market conditions. In short, whatever the markets or the economy may bring, the Fund will continue to seek high total return.

WESLEY G. MCCAIN
JOAN M. SABELLA
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                          ECLIPSE BALANCED FUND VERSUS
                           LIPPER BALANCED FUND INDEX
                              NO-LOAD CLASS SHARES

[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                   ECLIPSE BALANCED FUND            LIPPER BALANCED FUND INDEX
                                                                   ---------------------            --------------------------
4/30/92                                                                   10000.00                           10000.00
93                                                                        12825.00                           11178.00
94                                                                        12825.00                           11702.00
95                                                                        15775.00                           12744.00
96                                                                        17811.00                           15163.00
97                                                                        21978.00                           17944.00
98                                                                        23743.00                           21776.00
99                                                                        23656.00                           24202.00
00                                                                        25938.00                           25413.00
01                                                                        27721.00                           25479.00
4/30/02                                                                   28988.00                           24455.00


Source: Lipper Inc., 4/30/92
THIS GRAPH ASSUMES A $10,000 INVESTMENT MADE ON 4/30/92.

                                        TOTAL RETURNS*       AVERAGE ANNUAL TOTAL RETURNS*
            PERFORMANCE              AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
--------------------------------------------------------------------------------------------
                                     SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
--------------------------------------------------------------------------------------------
Eclipse Balanced Fund No-Load Class          9.78%            9.47%       9.75%      11.23%
Average Lipper balanced fund(+)              2.12            -4.92        6.57        9.22
Lipper Balanced Fund Index(++)               2.83            -4.01        7.24        9.35

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1992                                                                             12.01
1993                                                                             17.06
1994                                                                              0.01
1995                                                                             22.99
1996                                                                             12.91
1997                                                                             23.40
1998                                                                              8.03
1999                                                                             -0.36
2000                                                                              9.64
2001                                                                              1.80
2002                                                                              9.78

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends.

+ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

++ The Lipper Balanced Fund Index is an unmanaged equally weighted index of the 30 largest funds in the Lipper balanced fund universe. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

                                                                   ECLIPSE FUNDS

BALANCED FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)


LONG-TERM BONDS (38.6%)+
CORPORATE BONDS (30.5%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AEROSPACE & DEFENSE (0.9%)
Boeing Co.
 6.35%, due 6/15/03..............  $  500,000   $   515,635
Honeywell, Inc.
 7.125%, due 4/15/08.............     150,000       159,834
                                                -----------
                                                    675,469
                                                -----------
BANKS (2.8%)
BankAmerica Corp.
 7.125%, due 3/1/09..............     900,000       960,302
Norwest Corp.
 6.80%, due 5/15/02..............   1,100,000     1,101,849
                                                -----------
                                                  2,062,151
                                                -----------
BEVERAGES (1.6%)
Coca-Cola Co. (The)
 4.00%, due 6/1/05...............     500,000       498,599
Coca-Cola Enterprises, Inc.
 6.625%, due 8/1/04..............     100,000       105,973
PepsiCo, Inc.
 5.75%, due 1/15/08..............     500,000       519,162
                                                -----------
                                                  1,123,734
                                                -----------
COMPUTERS & PERIPHERALS (1.1%)
International Business Machines
 Corp.
 4.875%, due 10/1/06.............     500,000       496,264
 7.25%, due 11/1/02..............     300,000       307,046
                                                -----------
                                                    803,310
                                                -----------
DIVERSIFIED FINANCIALS (3.8%)
Associates Corp. of North America
 6.375%, due 10/15/02............     100,000       101,763
 6.50%, due 8/15/02..............     100,000       101,195
Commercial Credit Co.
 6.375%, due 9/15/02.............     200,000       202,890
Household Finance Corp.
 6.375%, due 8/1/10..............     500,000       487,523
 6.70%, due 6/15/02..............     100,000       100,476
Lehman Brothers Inc.
 7.625%, due 6/1/06..............     350,000       375,125
Merrill Lynch & Co., Inc.
 7.00%, due 1/15/07..............     700,000       734,659
Morgan (J.P.) & Co. Inc.
 6.25%, due 2/15/11..............     300,000       296,644
Norwest Financial Inc.
 6.85%, due 7/15/09..............     125,000       132,076
Pitney-Bowes Credit Corp.
 6.625%, due 6/1/02..............     200,000       200,684
                                                -----------
                                                  2,733,035
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (4.2%)
BellSouth Telecommunications Inc.
 5.875%, due 1/15/09.............  $  300,000   $   295,606
Carolina Telephone & Telegraph
 Co.
 6.75%, due 8/15/13..............     100,000        89,550
Chesapeake & Potomac
 Telephone-West Virginia, Inc.
 7.00%, due 8/15/04..............     100,000       104,742
GTE North, Inc., Series F
 6.375%, due 2/15/10.............     500,000       481,790
New York Telephone Co.
 6.125%, due 1/15/10.............   1,000,000       950,793
 6.25%, due 2/15/04..............     150,000       154,130
Pacific Bell
 6.875%, due 8/15/06.............     500,000       533,865
 7.25%, due 7/1/02...............     300,000       302,489
Southwestern Bell Telephone Co.
 6.375%, due 11/15/07............     100,000       104,477
                                                -----------
                                                  3,017,442
                                                -----------
ELECTRIC UTILITIES (0.1%)
Potomac Electric Power Co.
 6.50%, due 3/15/08..............     100,000       101,414
                                                -----------
ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric Co.
 5.00%, due 10/15/08.............     300,000       288,288
                                                -----------
FOOD & DRUG RETAILING (0.7%)
Sysco Corp.
 6.50%, due 6/15/05..............     500,000       532,787
                                                -----------
FOOD PRODUCTS (1.8%)
Heinz (H.J.) Co.
 6.875%, due 1/15/03.............     100,000       102,760
Sara Lee Corp., Series C
 6.00%, due 1/15/08..............   1,200,000     1,236,330
                                                -----------
                                                  1,339,090
                                                -----------
HOTELS, RESTAURANTS & LEISURE (0.4%)
McDonald's Corp.
 6.625%, due 9/1/05..............     255,000       258,548
                                                -----------
INSURANCE (2.4%)
Loews Corp.
 6.75%, due 12/15/06.............     500,000       504,848
Marsh & McLennan Cos., Inc.
 6.625%, due 6/15/04.............   1,000,000     1,054,042
Progressive Corp.
 6.60%, due 1/15/04..............     150,000       156,485
                                                -----------
                                                  1,715,375
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
MULTILINE RETAIL (1.1%)
Target Corp.
 5.95%, due 5/15/06..............  $  350,000   $   360,850
Wal-Mart Stores Inc.
 7.25%, due 6/1/13...............     400,000       446,480
                                                -----------
                                                    807,330
                                                -----------
MULTI-UTILITIES & UNREGULATED POWER (2.1%)
Interstate Power & Light Co.
 Series A
 6.625%, due 8/1/09..............   1,500,000     1,523,487
                                                -----------
OIL & GAS (0.1%)
Exxon Capital Corp.
 6.625%, due 8/15/02.............     100,000       101,224
                                                -----------
PAPER & FOREST PRODUCTS (2.3%)
International Paper Co.
 6.125%, due 11/1/03.............     600,000       618,338
Union Camp Corp.
 6.50%, due 11/15/07.............   1,000,000     1,029,192
                                                -----------
                                                  1,647,530
                                                -----------
PHARMACEUTICALS (4.0%)
Abbott Laboratories
 5.125%, due 7/1/04..............     500,000       514,301
 5.625%, due 7/1/06..............     500,000       513,073
Bristol-Myers Squibb Co.
 4.75%, due 10/1/06..............     500,000       495,184
Pfizer Inc.
 3.625%, due 11/1/04.............     500,000       497,792
Pharmacia Corp.
 5.875%, due 12/1/08.............     500,000       508,150
Warner-Lambert Co.
 6.00%, due 1/15/08..............     250,000       259,022
 6.625%, due 9/15/02.............     150,000       152,221
                                                -----------
                                                  2,939,743
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.3%)
Rockwell International Corp.
 6.625%, due 6/1/05..............     200,000       210,221
                                                -----------
SPECIALTY RETAIL (0.3%)
Sherwin-Williams Co.
 6.85%, due 2/1/07...............     200,000       205,378
                                                -----------
TOBACCO (0.1%)
Philip Morris Cos. Inc.
 7.625%, due 5/15/02.............     100,000       100,164
                                                -----------
Total Corporate Bonds
 (Cost $21,926,140)..............                22,185,720
                                                -----------
FEDERAL AGENCIES (8.1%)
FEDERAL HOME LOAN BANK (0.7%)
 6.21%, due 12/3/07..............     500,000       527,130
                                                -----------

                                    PRINCIPAL
                                       AMOUNT         VALUE
                                   -----------------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (1.0%)
 6.50%, due 1/15/12..............  $  750,000   $   755,285
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.0%)
 4.80%, due 2/5/07...............   1,000,000       996,686
 5.75%, due 6/15/05..............   1,000,000     1,047,755
 6.50%, due 3/18/08-11/25/13.....   1,500,000     1,559,679
                                                -----------
                                                  3,604,120
                                                -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION (1.4%)
 6.50%, due 8/20/25..............   1,000,000     1,034,369
                                                -----------
Total Federal Agencies
 (Cost $5,746,784)...............                 5,920,904
                                                -----------
Total Long-Term Bonds
 (Cost $27,672,924)..............                28,106,624
                                                -----------
COMMON STOCKS (59.5%)
                                     SHARES
                                   ----------
AUTO COMPONENTS (0.6%)
Lear Corp. (a)...................       8,600       442,126
                                                -----------
BANKS (4.7%)
AmSouth Bancorporation...........      14,200       322,482
Associated Banc-Corp.............       9,460       354,371
Bank of America Corp. ...........       8,900       645,072
First Tennessee National
 Corp. ..........................       8,500       328,610
KeyCorp..........................      11,800       331,698
North Fork Bancorporation,
 Inc. ...........................       8,800       339,856
SunTrust Banks, Inc. ............       4,100       278,718
UnionBanCal Corp. ...............      16,900       817,960
                                                -----------
                                                  3,418,767
                                                -----------
CHEMICALS (1.7%)
International Flavors &
 Fragrances Inc. ................      13,600       437,920
PPG Industries, Inc. ............       6,400       334,784
Sigma-Aldrich Corp. .............       9,400       445,372
                                                -----------
                                                  1,218,076
                                                -----------
COMMERCIAL SERVICES & SUPPLIES (2.9%)
Block (H&R), Inc. ...............      17,900       718,148
Deluxe Corp. ....................       3,600       157,968
Dun & Bradstreet Corp. (The)
 (a).............................       8,800       338,888
First Data Corp. ................       6,500       516,685
Pitney Bowes Inc. ...............      10,100       425,210
                                                -----------
                                                  2,156,899
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                   -----------------------
COMPUTERS & PERIPHERALS (2.3%)
Apple Computer, Inc. (a).........      14,100   $   342,207
Dell Computer Corp. (a)..........      22,100       582,114
Hewlett-Packard Co. .............      34,900       596,790
Lexmark International, Inc.
 (a).............................       2,900       173,362
                                                -----------
                                                  1,694,473
                                                -----------
CONSTRUCTION MATERIALS (1.0%)
Lafarge North America Inc. ......      16,000       700,480
                                                -----------
DIVERSIFIED FINANCIALS (2.6%)
Bear Stearns Cos. Inc. (The).....       2,702       167,362
Federated Investors, Inc. Class
 B...............................      16,500       528,990
Household International, Inc. ...      11,900       693,651
USA Education, Inc. .............       5,100       488,835
                                                -----------
                                                  1,878,838
                                                -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
AT&T Corp. ......................      32,500       426,400
                                                -----------
ELECTRIC UTILITIES (4.8%)
Edison International (a).........      30,200       548,130
FirstEnergy Corp. ...............      22,900       762,570
Potomac Electric Power Co. ......      36,800       841,248
Public Service Enterprise Group
 Inc. ...........................       9,400       435,690
Wisconsin Energy Corp. ..........      34,900       907,400
                                                -----------
                                                  3,495,038
                                                -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Diebold, Inc. ...................      15,900       601,338
Ingram Micro Inc. Class A (a)....      52,700       783,122
                                                -----------
                                                  1,384,460
                                                -----------
FOOD & DRUG RETAILING (2.2%)
Albertson's, Inc. ...............      11,600       389,064
Rite Aid Corp. (a)...............      47,000       148,990
SUPERVALU Inc. ..................      34,600     1,038,000
                                                -----------
                                                  1,576,054
                                                -----------
FOOD PRODUCTS (1.7%)
Hershey Foods Corp. .............       2,200       149,600
Hormel Foods Corp. ..............      11,600       286,520
Smithfield Foods, Inc. (a).......      16,400       346,040
Tyson Foods Inc. Class A.........      12,100       169,642
Wrigley (Wm.) Jr. Co. ...........       5,800       319,000
                                                -----------
                                                  1,270,802
                                                -----------
HEALTH CARE PROVIDERS & SERVICES (4.0%)
AdvancePCS (a)...................      20,000       676,200
Health Net, Inc. (a).............      17,500       518,875
Humana Inc. (a)..................      26,300       430,005
McKesson Corp. ..................      13,200       533,148
UnitedHealth Group Inc. .........       8,800       772,728
                                                -----------
                                                  2,930,956
                                                -----------

                                       SHARES         VALUE
                                   -----------------------

HOTELS, RESTAURANTS & LEISURE (2.1%)
Carnival Corp. ..................       7,000   $   233,170
Darden Restaurants, Inc. ........      11,800       470,820
Outback Steakhouse, Inc. (a).....      17,500       613,725
Tricon Global Restaurants, Inc.
 (a).............................       3,000       189,180
                                                -----------
                                                  1,506,895
                                                -----------
HOUSEHOLD DURABLES (4.3%)
Black & Decker Corp. (The).......      15,800       769,144
Fortune Brands, Inc. ............       7,400       386,724
Lennar Corp. ....................       4,300       238,822
Maytag Corp. ....................       4,800       221,520
Mohawk Industries, Inc. (a)......      12,900       829,857
Whirlpool Corp. .................       8,900       667,055
                                                -----------
                                                  3,113,122
                                                -----------
HOUSEHOLD PRODUCTS (1.1%)
Clorox Co. (The).................      11,100       491,175
Procter & Gamble Co. (The).......       3,700       333,962
                                                -----------
                                                    825,137
                                                -----------
INSURANCE (2.6%)
ACE Ltd. ........................       7,600       330,752
Jefferson-Pilot Corp. ...........       8,500       425,680
MBIA Inc. .......................       5,700       307,401
Torchmark Corp. .................      13,500       552,015
Unitrin, Inc. ...................       7,600       316,692
                                                -----------
                                                  1,932,540
                                                -----------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Eastman Kodak Co. ...............       5,600       180,376
                                                -----------
MULTILINE RETAIL (1.0%)
Penney (J.C.) Co., Inc. (Holding
 Co.)............................      13,500       293,490
Target Corp. ....................       3,700       161,505
Wal-Mart Stores, Inc. ...........       4,900       273,714
                                                -----------
                                                    728,709
                                                -----------
OIL & GAS (2.3%)
EOG Resources, Inc. .............      16,900       719,095
Sunoco, Inc. ....................      17,000       584,460
Valero Energy Corp. .............       9,200       397,072
                                                -----------
                                                  1,700,627
                                                -----------
PERSONAL PRODUCTS (1.0%)
Estee Lauder Cos. Inc. (The)
 Class A.........................      20,000       723,000
                                                -----------
PHARMACEUTICALS (0.1%)
Bristol-Myers Squibb Co. ........       2,600        74,880
                                                -----------
REAL ESTATE (1.8%)
Archstone-Smith Trust............      22,800       614,688
Public Storage, Inc. ............      18,000       683,460
                                                -----------
                                                  1,298,148
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES         VALUE
                                   -----------------------
ROAD & RAIL (1.0%)
Burlington Northern Santa Fe
 Corp. ..........................      26,400   $   725,736
                                                -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.3%)
Intel Corp. .....................      22,500       643,725
Texas Instruments Inc. ..........       9,400       290,742
                                                -----------
                                                    934,467
                                                -----------
SOFTWARE (1.2%)
Adobe Systems Inc. ..............      17,000       679,320
Network Associates, Inc. (a).....      10,100       179,275
                                                -----------
                                                    858,595
                                                -----------
SPECIALTY RETAIL (5.7%)
AutoNation, Inc. (a).............      21,000       336,000
AutoZone, Inc. (a)...............       5,200       395,200
Barnes & Noble, Inc. (a).........       6,600       199,452
CDW Computer Centers, Inc. (a)...      12,700       695,960
Circuit City Stores-Circuit City
 Group...........................      20,300       437,668
Office Depot, Inc. (a)...........      22,200       424,908
Ross Stores, Inc. ...............      13,000       527,930
Sherwin-Williams Co. (The).......      20,600       633,038
TJX Cos., Inc. (The).............      11,800       514,244
                                                -----------
                                                  4,164,400
                                                -----------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
NIKE, Inc. Class B...............       5,400       287,982
                                                -----------
TOBACCO (2.4%)
Philip Morris Cos. Inc. .........       5,800       315,694
Reynolds (R.J.) Tobacco Holdings,
 Inc. ...........................      10,800       747,360
UST Inc. ........................      16,800       668,640
                                                -----------
                                                  1,731,694
                                                -----------
Total Common Stocks
 (Cost $37,176,463)..............                43,379,677
                                                -----------
SHORT-TERM INVESTMENT (2.0%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ------------------------
REPURCHASE AGREEMENT (2.0%)
Bank of New York (The)
 1.70%, dated 4/30/02, due 5/1/02
 Proceeds at maturity $1,459,069
 (Collateralized by $1,485,000
 U.S. Treasury Bond, 3.375%, due
 4/30/04, market value
 $1,462,137).....................  $1,459,000   $ 1,459,000
                                                -----------
Total Short-Term Investment (Cost
 $1,459,000).....................                 1,459,000
                                                -----------
Total Investments (Cost
 $66,308,387) (b)................       100.1%   72,945,301(c)
Liabilities in Excess of Cash and
 Other Assets....................        (0.1)      (72,873)
                                   ----------   -----------
Net Assets.......................       100.0%  $72,872,428
                                   ==========   ===========

------------
(a) Non-income producing security.
(b) The cost for federal income tax purposes is $66,418,235.
(c) At April 30, 2002 net unrealized appreciation was $6,527,066, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,782,985 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,255,919.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $66,308,387)...............................  $72,945,301
 Cash..............................................        5,053
 Receivables:
   Investment securities sold......................    1,836,517
   Dividends and interest..........................      492,650
   Fund shares sold................................      218,317
 Other assets......................................        9,238
                                                     -----------
       Total assets................................   75,507,076
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    2,553,075
   Manager.........................................       43,191
   Transfer agent..................................        3,877
   Custodian.......................................        2,038
 Accrued expenses..................................       32,467
                                                     -----------
       Total liabilities...........................    2,634,648
                                                     -----------
 Net assets........................................  $72,872,428
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.01 per share)
   1 billion shares authorized
   No-Load Class...................................  $    32,925
 Additional paid-in capital........................   64,593,046
 Accumulated undistributed net investment income...       95,132
 Accumulated undistributed net realized gain on
   investments.....................................    1,514,411
 Net unrealized appreciation on investments........    6,636,914
                                                     -----------
 Net assets........................................  $72,872,428
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $72,872,428
                                                     ===========
 Shares of capital stock outstanding...............    3,292,545
                                                     ===========
 Net asset value per share outstanding.............  $     22.13
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest.........................................  $  803,963
   Dividends........................................     349,427
                                                      ----------
       Total income.................................   1,153,390
                                                      ----------
 Expenses:
   Manager..........................................     251,814
   Professional.....................................      23,500
   Transfer agent...................................      13,196
   Shareholder communication........................       4,608
   Registration.....................................       4,383
   Custodian........................................       3,957
   Directors........................................       3,565
   Miscellaneous....................................      16,491
                                                      ----------
       Total expenses before
        reimbursement...............................     321,514
   Expense reimbursement from Manager...............      (4,734)
   Fees paid indirectly.............................      (1,173)
                                                      ----------
       Net expenses.................................     315,607
                                                      ----------
 Net investment income..............................     837,783
                                                      ----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments...................   1,515,879
 Net change in unrealized appreciation on
   investments......................................   3,906,161
                                                      ----------
 Net realized and unrealized gain on investments....   5,422,040
                                                      ----------
 Net increase in net assets resulting from
   operations.......................................  $6,259,823
                                                      ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited), the period January 1, 2001 through October 31, 2001* and the year ended December 31, 2000

                                                                  2002          2001*           2000
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    837,783   $  1,372,170   $  1,794,718
    Net realized gain (loss) on investments.................     1,515,879      1,779,970       (488,407)
    Net change in unrealized appreciation (depreciation) on
      investments...........................................     3,906,161     (2,124,967)     3,950,122
                                                              ------------   ------------   ------------
    Net increase in net assets resulting from operations....     6,259,823      1,027,173      5,256,433
                                                              ------------   ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (774,238)    (1,235,347)    (1,798,781)
    From net realized gain on investments:
      No-Load Class.........................................    (1,253,176)           --             --
                                                              ------------   ------------   ------------
        Total dividends and distributions to shareholders...    (2,027,414)    (1,235,347)    (1,798,781)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     8,196,043      8,608,784      5,254,489
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................     2,019,598      1,230,150      1,785,550
                                                              ------------   ------------   ------------
                                                                10,215,641      9,838,934      7,040,039
    Cost of shares redeemed:
      No-Load Class.........................................    (5,661,901)   (10,853,336)   (22,357,552)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     4,553,740     (1,014,402)   (15,317,513)
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................     8,786,149     (1,222,576)   (11,859,861)
NET ASSETS:
  Beginning of period.......................................    64,086,279     65,308,855     77,168,716
                                                              ------------   ------------   ------------
  End of period.............................................  $ 72,872,428   $ 64,086,279   $ 65,308,855
                                                              ============   ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $     95,132   $     31,587   $        --
                                                              ============   ============   ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

BALANCED FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                       NO-LOAD CLASS
                              ------------------------------------------------------------------------------------------------
                                 SIX MONTHS       JANUARY 1, 2001                     YEAR ENDED DECEMBER 31
                                   ENDED              THROUGH        ---------------------------------------------------------
                              APRIL 30, 2002**   OCTOBER 31, 2001*     2000        1999        1998        1997        1996
                              ----------------   -----------------   ---------   ---------   ---------   ---------   ---------
Net asset value at beginning
 of period..................      $  20.78           $  20.82        $  19.53    $  21.37    $  22.15    $  21.00    $  20.59
                                  --------           --------        --------    --------    --------    --------    --------
Net investment income.......          0.26               0.45(b)         0.55        0.58        0.61        0.66        0.78
Net realized and unrealized
 gain (loss) on
 investments................          1.75              (0.08)           1.29       (0.68)       1.14        4.14        1.85
                                  --------           --------        --------    --------    --------    --------    --------
Total from investment
 operations.................          2.01               0.37            1.84       (0.10)       1.75        4.80        2.63
                                  --------           --------        --------    --------    --------    --------    --------
Less dividends and
 distributions:
From net investment income..         (0.25)             (0.41)          (0.55)      (0.58)      (0.61)      (0.66)      (0.78)
From net realized gain on
 investments................         (0.41)               --              --        (1.16)      (1.92)      (2.99)      (1.44)
                                  --------           --------        --------    --------    --------    --------    --------
Total dividends and
 distributions..............         (0.66)             (0.41)          (0.55)      (1.74)      (2.53)      (3.65)      (2.22)
                                  --------           --------        --------    --------    --------    --------    --------
Net asset value at end of
 period.....................      $  22.13           $  20.78        $  20.82    $  19.53    $  21.37    $  22.15    $  21.00
                                  ========           ========        ========    ========    ========    ========    ========
Total investment return.....          9.78%(a)           1.80%(a)        9.64%      (0.36%)      8.03%      23.40%      12.91%
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income......          2.50%+             2.59%+(b)       2.77%       2.61%       2.76%       2.85%       3.56%
 Net expenses...............          0.95%+#            0.94%+          0.95%#      0.94%       0.87%       0.84%#      0.80%
 Expenses (before
   reimbursement)...........          0.95%+#            0.96%+          0.95%#      0.94%       0.97%       1.04%#      1.00%
Portfolio turnover rate.....            31%                48%             73%         33%         70%         47%         72%
Net assets at end of period
 (in 000's).................      $ 72,872           $ 64,086        $ 65,309    $ 77,169    $128,865    $ 84,246    $ 83,825

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 # Includes other expenses paid indirectly which amounted to less than 0.01% of average net assets for the six months ended April 30, 2002 and custodian fees and other expenses paid indirectly which amounted to 0.01% and less than 0.01% of average net assets, as of December 31, 2000 and December 31, 1997, respectively.
 +  Annualized.
(a) Total return is not annualized.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the ten months ended October 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  NO-LOAD
                                                                   CLASS
                                                                  -------
Decrease net investment income..............................      ($0.02)
Increase net realized and unrealized gains and losses.......        0.02
Decrease ratio of net investment income.....................       (0.09%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse International Equity Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2002, international stocks generally showed positive performance. Most developed international markets rose in November and December of 2001, amid signs of a global economic recovery. Industrials, information technology, and consumer discretionary stocks were strong, particularly in Novem-ber 2001.

Signs that a global recovery was imminent weakened early in the new year. The majority of the 21 nations in the MSCI EAFE Index(1) recorded negative returns for January 2002. Positive momentum returned to international stock markets over the following months, and for the six-month period, Finland, Greece, Ireland, Portugal, and Denmark were the only EAFE countries to record stock market losses in U.S. dollar terms. Several markets recorded double-digit positive returns for the six months ended April 30, 2002. Singapore (+31.08%) and Hong Kong (+25.84%) were particularly strong,(2) as the potential for a global economic recovery attracted investors to the Far East.

In the first four months of 2002, the best-performing industry sector worldwide was consumer staples, followed by materials, energy, and financials. Telecommunication services and information technology were among the worst-performing sectors for the first four months of 2002.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse International Equity Fund returned 11.37% for No-Load Class shares and 11.27% for Service Class shares. Both share classes outperformed the 7.10% return of the average Lipper(3) international fund over the same period. Both share classes also outperformed the 5.53% return of the MSCI EAFE Index for the six months ended April 30, 2002.

The Fund was rated four stars overall out of 1,398 international equity funds by Morningstar(4) as of April 30, 2002. The Fund was rated four stars out of 1,398 international equity funds for the three-year period then ended and four stars out of 935 international equity funds for the five-year period then ended.

The Fund's strong performance resulted largely from careful bottom-up stock selection. During the six-month reporting period, the Fund remained defensive, avoiding the market's early enthusiasm for telecommunications, media, and technology stocks. This strategy proved beneficial for the Fund in 2002, when stocks in these sectors generally underperformed the market.

The value of our stock selection process was demonstrated by the Fund's ability to outperform the MSCI EAFE Index in the first quarter of 2002, despite being underweighted in Japan and in the energy sector, two of the best-performing sectors for that quarter.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.
(1) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Returns shown are in U.S. dollar terms.
(3) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

STRONG AND WEAK PERFORMERS

Several of the Fund's largest holdings were also among its strongest performers. Luxury car manufacturer BMW made substantial gains over the six-month reporting period, as did Bank of Ireland and global beverage company Diageo. Supplemental insurer AFLAC also had strong results from the time we established the Fund's position in December 2001 through the end of April 2002. U.K. household goods manufacturer Reckitt Benckiser also gained more than 25% over the reporting period, as earnings exceeded expectations.

Hongkong Electric, the Fund's largest holding as of April 30, 2002, showed considerable volatility over the six-month reporting period, but ended in positive territory. World-famous chocolate and coffee company Nestle had strong results, and food retailer Tesco recovered from a low point in November 2001 to record positive returns for the six-month reporting period.

Weaker performers included Sanofi Synthelabo, a French pharmaceutical company that faced an unexpected patent lawsuit and Kao, a household goods company that suffered from the deflationary environment in Japan.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

All of the Fund's sector and country allocations result from our bottom-up stock selection process that evaluates securities on their individual merits. The Fund entered the reporting period overweighted relative to the MSCI EAFE Index in consumer staples, pharmaceuticals, and utilities and underweighted in information technology, telecommunication services, and energy. By April 30, 2002, several of the stocks in the portfolio had changed, but the same sectors were over- and underweighted in the Fund's portfolio.

Although the Fund no longer uses a "country-first" approach, its bottom-up security selection resulted in heavier weightings in the United Kingdom, Germany, Switzerland, France, and the Netherlands.(5) Overall, we find more compelling opportunities in Europe and Asia than in Japan and continue to underweight Japan in the Fund's investment portfolio.

LOOKING AHEAD

The Fund remains committed to companies that have demonstrated stability, as we do not currently anticipate a major rebound in business activity. With earnings expectations in telecommunications, media, and technology falling faster than stock prices, we believe valuations in these sectors are still stretched.

Whatever the markets or the global economy may bring, the Fund will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities.

RUPAL BHANSALI
Portfolio Manager
MacKay Shields LLC

--------------------------------------------------------------------------------
(5) Weightings are listed as of 4/30/02, are provided for information purposes only, and may change daily.

                              $10,000 INVESTED IN
                    ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
                                MSCI EAFE INDEX



                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
7/31/92                                                                $ 10000.00                          $ 10000.00
93                                                                       11831.00                            13277.00
94                                                                       12820.00                            14308.00
95                                                                       13739.00                            15913.00
96                                                                       15400.00                            16876.00
97                                                                       16238.00                            17175.00
98                                                                       19877.00                            20604.00
99                                                                       25603.00                            26161.00
00                                                                       20487.00                            22457.00
01                                                                       17550.00                            17641.00
4/30/02                                                                  18619.00                            17847.00




                              $10,000 INVESTED IN
                    ECLIPSE INTERNATIONAL EQUITY FUND VERSUS
                                MSCI EAFE INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                             ECLIPSE INTERNATIONAL EQUITY FUND           MSCI EAFE INDEX
                                                             ---------------------------------           ---------------
7/31/92                                                               $  10000.00                         $  10000.00
93                                                                       11831.00                            13277.00
94                                                                       12820.00                            14308.00
95                                                                       13699.00                            15913.00
96                                                                       15287.00                            16876.00
97                                                                       16032.00                            17175.00
98                                                                       19591.00                            20604.00
99                                                                       25159.00                            26161.00
00                                                                       20075.00                            22457.00
01                                                                       17168.00                            17641.00
4/30/02                                                                  18229.00                            17847.00

Source: Lipper, Inc., 4/30/02

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 7/31/92.*

                                                   TOTAL RETURNS*(,+)       AVERAGE ANNUAL TOTAL RETURNS*(,+)
                  PERFORMANCE                     AS OF APRIL 30, 2002            AS OF APRIL 30, 2002
----------------------------------------------------------------------------------------------------------------
                                                  SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
Eclipse International Equity Fund No-Load Class*         11.37%            -0.89%      3.64%          6.58%
Eclipse International Equity Fund Service
 Class(*,+)                                              11.27             -0.94       3.37           6.35
Average Lipper international fund(++)                     7.10            -12.91       2.02           6.49
MSCI EAFE Index(sec.)                                     5.53            -13.88       1.34           6.12

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1992                                                                             -5.37
1993                                                                             25.03
1994                                                                              8.36
1995                                                                              7.17
1996                                                                             12.09
1997                                                                              5.44
1998                                                                             22.41
1999                                                                             11.23
2000                                                                             -9.44
2001                                                                            -16.49
2002                                                                             11.37

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
* The inception date of Eclipse International Equity Fund's predecessor separate account ("Separate Account") is 7/31/92. Performance figures, and, in the case of the graphs reflecting the investment of $10,000, investment results include the historical performance of the Separate Account for the period prior to Eclipse International Equity Fund's commencement of operations on 1/1/95. MacKay Shields LLC, Eclipse International Equity Fund's subadvisor, served as investment advisor to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of Eclipse International Equity Fund. Performance figures and investment results for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of Eclipse International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

+ Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

sec. The Morgan Stanley Capital International Europe, Australasia, and Far East
     Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all dividend and capital gain distributions. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

COMMON STOCKS (96.8%)+
                                   SHARES        VALUE
                                  ---------------------
BELGIUM (6.2%)
Colruyt NV (business & public
 services)......................     5,600    $   231,720
Dexia (business & public
 services)......................    46,059        759,104
Electrabel, S.A.
 (utilities-electrical & gas)...     2,157        478,144
                                              -----------
                                                1,468,968
                                              -----------
BERMUDA (0.9%)
XL Capital Ltd. (insurance).....     2,350        221,723
                                              -----------
DENMARK (0.6%)
Novo Nordisk A/S Class B (health
 & personal care)...............     5,012        147,006
                                              -----------
FINLAND (0.2%)
Sampo Oyj (financial
 services)......................     7,340         56,616
                                              -----------
FRANCE (7.7%)
Aventis, S.A. (health & personal
 care)..........................     8,639        613,816
Aventis S.A. ADR (health &
 personal care) (c).............       920         64,998
BNP Paribas, S.A. (banking).....     9,554        499,328
Dassault Systemes, S.A.
 (business & public services)...     3,766        169,134
L'Oreal, S.A. (health & personal
 care)..........................     2,319        181,695
PSA Peugeot Citroen, S.A.
 (automobiles)..................     1,260         62,673
Sanofi-Synthelabo, S.A. (health
 & personal care)...............     3,453        221,072
                                              -----------
                                                1,812,716
                                              -----------
GERMANY (9.6%)
Allianz AG Registered
 (insurance)....................       775        182,270
Bayerische Motoren Werke (BMW)
 AG (automobiles)...............    21,633        863,562
Deutsche Boerse AG (financial
 services)......................    17,999        795,861
Marschollek, Lautenschlaeger und
 Partner AG (financial
 services)......................     3,965        236,523
SAP AG (business & public
 services)......................       400         51,795
Schering AG (health & personal
 care)..........................     1,893        115,311
                                              -----------
                                                2,245,322
                                              -----------
HONG KONG (7.0%)
Hongkong Electric Holdings Ltd.
 (utilities-electrical & gas)...   324,000      1,229,665
Yue Yuen Industrial Holdings,
 Ltd. (recreation & other
 consumer goods)................   154,000        418,607
                                              -----------
                                                1,648,272
                                              -----------

                                    SHARES       VALUE
                                  ---------------------

INDIA (1.9%)
ITC, Ltd. GDR (beverages &
 tobacco) (b)(d)................    33,700    $   433,389
                                              -----------
IRELAND (4.3%)
Bank of Ireland (banking).......    86,379      1,004,086
                                              -----------
ITALY (3.6%)
Italgas S.p.A.
 (utilities-electrical & gas)...    13,450        134,651
Snam Rete Gas S.p.A. (energy
 sources).......................   248,320        704,848
                                              -----------
                                                  839,499
                                              -----------
JAPAN (6.5%)
Canon, Inc. (data processing &
 reproduction)..................    12,000        459,813
Canon, Inc. ADR (data processing
 & reproduction) (c)............     2,901        112,733
Kao, Corp. (health & personal
 care)..........................    11,000        215,031
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........     1,600        224,299
RICOH Co., Ltd. (electrical
 components & instruments)......     9,000        167,874
Takeda Chemical Industries, Ltd.
 (health & personal care).......     8,000        350,156
                                              -----------
                                                1,529,906
                                              -----------
NETHERLANDS (8.1%)
Heineken N.V. (beverages &
 tobacco).......................     3,005        135,390
TPG N.V. (business & public
 services)......................    44,569        965,875
Unilever (CVA) N.V. (food &
 household products)............     6,907        445,009
Unilever (NY) N.V. (food &
 household products)............     3,850        249,095
Wolters Kluwer N.V.
 (broadcasting & publishing)....     5,335        108,166
                                              -----------
                                                1,903,535
                                              -----------
SPAIN (6.5%)
Banco Popular Espanol, S.A.
 (banking)......................    24,440      1,002,261
Iberdrola, S.A.
 (utilities-electrical & gas)...    37,840        518,966
                                              -----------
                                                1,521,227
                                              -----------
SWEDEN (2.2%)
Sandvik AB (industrial
 components)....................     2,500         57,906
Svenska Handelsbanken, Series A
 (banking)......................    30,045        454,687
                                              -----------
                                                  512,593
                                              -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                    SHARES       VALUE
                                  ---------------------
SWITZERLAND (9.8%)
Nestle, S.A. Registered (food &
 household products)............     4,647    $ 1,098,575
Novartis AG Registered (health &
 personal care).................    12,101        507,538
UBS AG Registered (banking).....    14,528        700,350
                                              -----------
                                                2,306,463
                                              -----------
UNITED KINGDOM (19.6%)
Diageo PLC (beverages &
 tobacco).......................    74,134        984,203
Exel PLC
 (transportation-airlines)......    37,744        484,038
GlaxoSmithKline PLC (health &
 personal care).................     5,771        139,607
GlaxoSmithKline PLC ADR (health
 & personal care) (c)...........     1,100         52,855
Lloyds TSB Group PLC (banking)..    44,713        514,114
Lloyds TSB Group PLC ADR
 (banking) (c)..................     2,740        127,026
London Stock Exchange PLC
 (financial services)...........    18,365        122,041
Michael Page International PLC
 (business & public services)...    33,412         91,540
Reckitt Benckiser PLC (food &
 household products)............    46,569        824,560
Rentokil Initial PLC (business &
 public services)...............   113,538        447,566
Royal Bank of Scotland Group PLC
 (banking)......................         1             29
Tesco PLC (merchandising).......   152,942        586,181
WPP Group PLC (business & public
 services)......................     2,150        113,821
William Morrison Supermarkets
 (food & household products)....    38,204        122,763
                                              -----------
                                                4,610,344
                                              -----------
UNITED STATES (2.1%)
AFLAC Inc. (insurance)..........    16,350        488,865
                                              -----------
Total Common Stocks
 (Cost $20,548,232).............               22,750,530
                                              -----------
PREFERRED STOCK (0.6%)             SHARES         VALUE
                                  -----------------------
GERMANY (0.6%)
Porsche AG
 E1.53
 (automobiles) (g)..............       303    $   134,332
                                              -----------
Total Preferred Stock
 (Cost $74,059).................                  134,332
                                              -----------
INVESTMENT COMPANY (0.0%) (a)

UNITED STATES (0.0%) (a)
Merrill Lynch Premier
 Institutional Fund (financial
 services)......................       269            269
                                              -----------
Total Investment Company
 (Cost $269)....................                      269
                                              -----------
Total Investments
 (Cost $20,622,560) (e).........      97.4%    22,885,131(f)
Cash and Other Assets, Less
 Liabilities....................       2.6        601,351
                                   -------    -----------
Net Assets......................     100.0%   $23,486,482
                                   =======    ===========

------------
(a) Less than one tenth of a percent.
(b) May be sold to institutional investors only.
(c) ADR-American Depositary Receipt.
(d) GDR-Global Depositary Receipt.
(e) The cost for federal income tax purposes is $20,673,068.
(f) At April 30, 2002 net unrealized appreciation for securities was $2,212,063, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,468,159 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $256,096.
(g) The following abbreviation is used in the above portfolio:
    E-Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

The table below sets forth the diversification of International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Automobiles..................   $ 1,060,567       4.5%
Banking......................     4,301,881      18.3
Beverages & Tobacco..........     1,552,982       6.6
Broadcasting & Publishing....       108,166       0.5
Business & Public Services...     2,830,555      12.1
Data Processing &
  Reproduction...............       572,546       2.4
Electrical Components &
  Instruments................       167,874       0.7
Energy Sources...............       704,848       3.0
Financial Services...........     1,211,310       5.2
Food & Household Products....     2,740,002      11.7
Health & Personal Care.......     2,609,085      11.1
Industrial Components........        57,906       0.2
Insurance....................       892,858       3.8
Merchandising................       586,181       2.5
Recreation & Other Consumer
  Goods......................       642,906       2.7
Transportation-Airlines......       484,038       2.1
Utilities-Electrical & Gas...     2,361,426      10.0
                                -----------     -----
                                 22,885,131      97.4
Cash and Other Assets,
  Less Liabilities...........       601,351       2.6
                                -----------     -----
Net Assets...................   $23,486,482     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $20,622,560)..............................  $ 22,885,131
 Cash denominated in foreign currencies
   (identified cost $313,152).....................       314,594
 Cash.............................................        77,030
 Receivables:
   Dividends and interest.........................       280,192
   Fund shares sold...............................        25,566
 Other assets.....................................        23,933
                                                    ------------
       Total assets...............................    23,606,446
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................        53,812
   Custodian......................................        12,572
   Transfer agent.................................        11,585
   Manager........................................         4,508
   Fund shares redeemed...........................            74
 Accrued expenses.................................        37,413
                                                    ------------
       Total liabilities..........................       119,964
                                                    ------------
 Net assets.......................................  $ 23,486,482
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $      2,465
   Service Class..................................            34
 Additional paid-in capital.......................    28,383,528
 Accumulated undistributed net investment income..       107,211
 Accumulated net realized loss on investments.....    (7,204,330)
 Accumulated net realized loss on foreign currency
   transactions...................................       (15,440)
 Net unrealized appreciation on investments.......     2,262,571
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts......................................       (49,557)
                                                    ------------
 Net assets.......................................  $ 23,486,482
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $ 23,174,378
                                                    ============
 Shares of capital stock outstanding..............     2,464,998
                                                    ============
 Net asset value per share outstanding............  $       9.40
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $    312,104
                                                    ============
 Shares of capital stock outstanding..............        33,649
                                                    ============
 Net asset value per share outstanding............  $       9.28
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $    216,855
   Interest.......................................         4,986
                                                    ------------
       Total income...............................       221,841
                                                    ------------
 Expenses:
   Manager........................................        93,934
   Custodian......................................        25,823
   Transfer agent.................................        20,043
   Professional...................................        14,580
   Registration...................................        11,912
   Shareholder communication......................         1,507
   Directors......................................           639
   Service........................................           413
   Miscellaneous..................................        18,866
                                                    ------------
       Total expenses before
        reimbursement.............................       187,717
   Expense reimbursement from Manager.............       (73,187)
                                                    ------------
       Net expenses...............................       114,530
                                                    ------------
 Net investment income............................       107,311
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
   Security transactions..........................    (1,245,484)
   Foreign currency transactions..................       (15,440)
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................    (1,260,924)
                                                    ------------
 Net change in unrealized depreciation on
   investments:
   Security transactions..........................     3,693,182
   Translation of other assets and liabilities in
     foreign currencies and foreign currency
     forward contracts............................         1,307
                                                    ------------
 Net unrealized gain on investments and foreign
   currency transactions..........................     3,694,489
                                                    ------------
 Net realized and unrealized gain on investments
   and foreign currency transactions..............     2,433,565
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $  2,540,876
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $15,508.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                  2002           2001
                                                              ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    107,311   $     480,962
    Net realized loss on investments and foreign currency
     transactions...........................................    (1,260,924)     (9,439,352)
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........     3,694,489      (9,466,360)
                                                              ------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     2,540,876     (18,424,750)
                                                              ------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (522,419)             --
      Service Class.........................................        (6,826)             --
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................            --     (13,359,265)
      Service Class.........................................            --         (88,475)
                                                              ------------   -------------
        Total dividends and distributions to shareholders...      (529,245)    (13,447,740)
                                                              ------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    28,187,120      75,324,015
      Service Class.........................................     1,323,925       3,715,884
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................       522,419      13,357,197
      Service Class.........................................         6,826          88,469
                                                              ------------   -------------
                                                                30,040,290      92,485,565
    Cost of shares redeemed:
      No-Load Class.........................................   (27,955,104)   (177,829,048)
      Service Class.........................................    (1,375,365)     (3,820,815)
                                                              ------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       709,821     (89,164,298)
                                                              ------------   -------------
      Net increase (decrease) in net assets.................     2,721,452    (121,036,788)
NET ASSETS:
  Beginning of period.......................................    20,765,030     141,801,818
                                                              ------------   -------------
  End of period.............................................  $ 23,486,482   $  20,765,030
                                                              ============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $    107,211   $     529,145
                                                              ============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                    NO-LOAD CLASS
                                -------------------------------------------------------------------------------------
                                SIX MONTHS                                JANUARY 1
                                  ENDED        YEAR ENDED OCTOBER 31       THROUGH         YEAR ENDED DECEMBER 31
                                APRIL 30,    -------------------------   OCTOBER 31,   ------------------------------
                                  2002**       2001             2000        1999*        1998       1997       1996
                                ----------   --------         --------   -----------   --------   --------   --------
Net asset value at beginning
 of period....................   $   8.65    $  11.44         $  13.10    $  11.81     $   9.93   $  10.63   $  10.35
                                 --------    --------         --------    --------     --------   --------   --------
Net investment income.........       0.04(a)     0.07(a)          0.05        0.10         0.13       1.14       0.64
Net realized and unrealized
 gain (loss) on investments...       0.94       (1.85)           (0.81)       1.30         2.12      (0.10)      0.09
Net realized and unrealized
 gain (loss) on foreign
 currency transactions........      (0.01)       0.09            (0.37)      (0.08)       (0.03)     (0.49)      0.51
                                 --------    --------         --------    --------     --------   --------   --------
Total from investment
 operations...................       0.97       (1.69)           (1.13)       1.32         2.22       0.55       1.24
                                 --------    --------         --------    --------     --------   --------   --------
Less dividends and
 distributions:
From net investment income and
 net realized gain on foreign
 currency transactions........      (0.22)        --               --        (0.03)       (0.34)     (0.96)     (0.84)
From net realized gain on
 investments..................        --        (1.10)           (0.53)        --           --       (0.29)     (0.12)
                                 --------    --------         --------    --------     --------   --------   --------
Total dividends and
 distributions................      (0.22)      (1.10)           (0.53)      (0.03)       (0.34)     (1.25)     (0.96)
                                 --------    --------         --------    --------     --------   --------   --------
Net asset value at end of
 period.......................   $   9.40    $   8.65         $  11.44    $  13.10     $  11.81   $   9.93   $  10.63
                                 ========    ========         ========    ========     ========   ========   ========
Total investment return.......      11.37%(b)   (16.49%)         (9.44%)     11.23%(b)    22.41%      5.44%     12.09%
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income........       0.97%+      0.67%            0.38%       1.00%+       1.14%      1.23%      0.83%
 Net expenses.................       1.03%+      1.03%            1.03%       1.01%+       1.00%      1.00%      1.00%
 Expenses (before
   reimbursement).............       1.69%+      1.20%            1.03%       1.01%+       1.03%      1.04%      1.07%
Portfolio turnover rate.......         54%         55%              39%         35%          51%        37%        23%
Net assets at end of period
 (in 000's)...................   $ 23,174    $ 20,445         $141,316    $152,928     $140,630   $113,774   $126,280

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                      SERVICE CLASS
    ---------------------------------------------------------------------------------
    SIX MONTHS                            JANUARY 1
      ENDED      YEAR ENDED OCTOBER 31     THROUGH         YEAR ENDED DECEMBER 31
    APRIL 30,    ---------------------   OCTOBER 31,   ------------------------------
      2002**       2001        2000         1999*        1998       1997       1996
    ----------   ---------   ---------   -----------   --------   --------   --------
     $   8.52    $  11.30    $  12.97     $  11.72     $   9.85   $  10.58   $  10.33
     --------    --------    --------     --------     --------   --------   --------
         0.03(a)     0.07(a)     0.02         0.05         0.11       1.11       0.62
         0.93       (1.84)      (0.79)        1.31         2.11      (0.10)      0.09
        (0.01)       0.09       (0.37)       (0.08)       (0.03)     (0.52)      0.48
     --------    --------    --------     --------     --------   --------   --------
         0.95       (1.68)      (1.14)        1.28         2.19       0.49       1.19
     --------    --------    --------     --------     --------   --------   --------
        (0.19)        --          --         (0.03)       (0.32)     (0.93)     (0.82)
           --       (1.10)      (0.53)         --           --       (0.29)     (0.12)
     --------    --------    --------     --------     --------   --------   --------
        (0.19)      (1.10)      (0.53)       (0.03)       (0.32)     (1.22)     (0.94)
     --------    --------    --------     --------     --------   --------   --------
     $   9.28    $   8.52    $  11.30     $  12.97     $  11.72   $   9.85   $  10.58
     ========    ========    ========     ========     ========   ========   ========
        11.27%(b)   (16.61%)    (9.62%)      10.96%(b)    22.20%      4.88%     11.59%
         0.72%+      0.42%       0.13%        0.75%+       0.89%      0.98%      0.58%
         1.28%+      1.28%       1.28%        1.26%+       1.25%      1.25%      1.25%
         1.94%+      1.45%       1.28%        1.26%+       1.28%      1.29%      1.32%
           54%         55%         39%          35%          51%        37%        23%
     $    312    $    320    $    486     $    671     $    675   $    607   $    725

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Eclipse EAFE Index Fund
--------------------------------------------------------------------------------

During the six months ended April 30, 2002, global markets benefited from a string of positive U.S. economic data. Many investors shifted assets into regions they believed would be likely to benefit from an economic recovery in the United States.

Emerging markets showed strong performance, with Singapore and Hong Kong both returning over 25% in just six months, as investors hoped that an economic turnaround in the United States might mean increased exports, particularly of technology and equipment. After suffering severe price declines during the technology implosion of recent years, companies in these regions may now provide attractive upside potential.

European markets were generally strong, with only a handful of countries posting negative returns. The prospects for most world economies continue to hinge on the economic leadership of the United States. As a result, any indication that the U.S. economy may falter is likely to weigh heavily upon prospects for a sustained global turnaround.

PERFORMANCE REVIEW

For the six months ended April 30, 2002, Eclipse EAFE Index Fund returned 4.75% for No-Load Class shares and 4.63% for Service Class shares. Both share classes underperformed the 7.10% return of the average Lipper(1) international fund over the same period. Both share classes also underperformed the 5.53% return of the MSCI EAFE Index(2) for the six months ended April 30, 2002. Since the Fund faces real world expenses that a hypothetical index does not, there may be times when the Fund will slightly underperform the Index. The Fund invests in a representative sample of stocks in most markets included in the MSCI EAFE Index, and the performance of these stocks may differ from the performance of the Index as a whole.

COUNTRY AND SECTOR RESULTS

In recent years, the technology sector has seen stock prices plummet worldwide. The declines have taken their toll on most markets, but have had a particularly devastating effect in the Far East, where technology and semiconductor exports play a disproportionately important role in national economies.

With emerging signs of economic recovery in the United States, investors turned to Asian markets seeking the potential for a general turnaround. Information technology stocks, however, did not lead the way. Aside from strong performance in November, information technology continued to falter throughout the reporting period on a global basis. Financial and consumer staples stocks, on the other hand, showed consistently positive performance throughout the reporting period.(3) These and other advances proved rewarding for Asian investors.

Singapore stocks advanced 31.08% and Hong Kong equities rose 25.84% in U.S. dollar terms over the reporting period. Japan was considerably weaker, but managed to generate a positive return of 1.25% in U.S. dollar terms, despite the country's ongoing struggle with economic and fiscal reform. Australia (+12.12%) and New Zealand (+14.86%) were other strong Pacific Rim markets, benefiting from general strength in the world market for raw materials.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Index funds seek to match their indices, unlike other funds, which generally seek to beat an index or indices. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) Source: MSCI World Industry Indices, which are unmanaged indices considered to be generally representative of the respective sectors on a global basis. Returns reflect reinvestment of dividends and capital gains. An investment cannot be made directly into an index.

In Europe, businesses benefited from earlier central-bank easing and a surge in consumer and business confidence. Cyclical stocks were the big winners, mirroring gains of their U.S. counterparts. Many European stocks remain attractively valued compared to U.S. stocks, which tend to remain overpriced, even following an extended correction.

The top-performing MSCI EAFE Index European markets included Austria (+25.89%), Norway (+19.66%), the Netherlands (+11.62%), Switzerland (+10.64%), and Germany (+10.62%), all in U.S. dollar terms. Not all European markets were as strong, however. Finland (-13.61%) and Greece (-13.28%) were the worst performers, although Ireland (-5.61%), Portugal (-4.11%), and Denmark (-2.01%) also provided negative returns in U.S. dollar terms. Of course, the Fund does not adjust its investments to pursue markets with higher returns. Rather it seeks, to the extent feasible, to reflect the overall makeup, weightings, and returns of the MSCI EAFE Index.

LOOKING AHEAD

At this time, most of the world is looking to the United States for economic leadership. As investors contend with mixed economic signals, most economists continue to believe that the U.S. economy will pick up steam in the coming months and that the Federal Reserve may begin tightening interest rates by the end of 2002 to control the rate of economic growth.

Any improvements in the Japanese economy could also have a positive impact on stock performance throughout the Far East. Unfortunately, Japan also suffers from a mixed economic outlook. As globalization continues to tighten the relationships between different markets, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                              $10,000 INVESTED IN
                            ECLIPSE EAFE INDEX FUND
                             VERSUS MSCI EAFE INDEX



                              NO-LOAD CLASS SHARES
[NO-LOAD CLASS SHARES LINE GRAPH]

                                                                  ECLIPSE EAFE INDEX FUND                MSCI EAFE INDEX
                                                                  -----------------------                ---------------
4/30/92                                                                 $ 10000.00                         $ 10000.00
93                                                                        12790.00                           12418.00
94                                                                        13664.00                           14183.00
95                                                                        14897.00                           14976.00
96                                                                        15857.00                           16685.00
97                                                                        15921.00                           16538.00
98                                                                        18969.00                           19664.00
99                                                                        23943.00                           21525.00
00                                                                        20444.00                           24520.00
01                                                                        15852.00                           20524.00
4/30/02                                                                   15967.00                           17674.00



                              $10,000 INVESTED IN
                            ECLIPSE EAFE INDEX FUND
                             VERSUS MSCI EAFE INDEX



                              SERVICE CLASS SHARES
[SERVICE CLASS SHARES LINE GRAPH]

                                                                  ECLIPSE EAFE INDEX FUND                MSCI EAFE INDEX
                                                                  -----------------------                ---------------
4/30/92                                                                 $ 10000.00                         $ 10000.00
93                                                                        12790.00                           12418.00
94                                                                        13664.00                           14183.00
95                                                                        14843.00                           14976.00
96                                                                        15788.00                           16685.00
97                                                                        15800.00                           16538.00
98                                                                        18775.00                           19664.00
99                                                                        23649.00                           21525.00
00                                                                        20148.00                           24520.00
01                                                                        15563.00                           20524.00
4/30/02                                                                   15658.00                           17674.00

Source: Lipper, Inc., 4/30/92

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 4/30/92.

                                          TOTAL RETURNS*        AVERAGE ANNUAL TOTAL RETURNS*
             PERFORMANCE               AS OF APRIL 30, 2002         AS OF APRIL 30, 2002
-----------------------------------------------------------------------------------------------
                                       SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   10 YEARS
-----------------------------------------------------------------------------------------------
Eclipse EAFE Index Fund No-Load Class          4.75%           -15.27%      0.38%       4.79%
Eclipse EAFE Index Fund Service
 Class(+)                                      4.63            -15.63       0.11        4.59
Average Lipper international fund(++)          7.10            -12.91       2.02        6.31
MSCI EAFE Index(sec.)                          5.53            -13.88       1.34        5.86

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE BAR CHART]

1992                                                                            -12.22%
----                                                                            ------
1993                                                                             28.97
1994                                                                              6.83
1995                                                                              9.03
1996                                                                              6.45
1997                                                                              0.40
1998                                                                             19.15
1999                                                                             12.31
2000                                                                             -3.52
2001                                                                            -25.84
2002                                                                              4.75

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
* Total returns shown here include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception on 1/2/91 up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.
++ Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
sec. The Morgan Stanley Capital International Europe, Australasia, and Far East
     Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume the reinvestment of all dividend and capital gain distributions. An investment cannot be made directly into an index.

                                                                   ECLIPSE FUNDS

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
April 30, 2002 (Unaudited)

COMMON STOCKS (93.7%)+            SHARES       VALUE
                               ------------------------
AUSTRALIA (3.1%)
AMP, Ltd. (insurance)........       5,737   $    56,655
Ansell Ltd.
 (multi-industry)............       2,632         9,116
BHP, Ltd. (energy sources)...      19,681       114,142
Boral, Ltd. (building
 materials & components).....       5,471        10,870
Brambles Industries, Ltd.
 (business & public
 services)...................       9,785        52,861
Coles Myer, Ltd.
 (merchandising).............      12,025        49,206
Commonwealth Bank of
 Australia (banking).........       6,658       117,450
Lend Lease Corp., Ltd. (real
 estate).....................       4,835        30,196
National Australia Bank, Ltd.
 (banking)...................       7,566       141,187
News Corp., Ltd. (The)
 (broadcasting &
 publishing).................      10,820        70,654
OneSteel, Ltd.
 (metals-steel)..............       3,031         2,197
Rio Tinto, Ltd.
 (metals-nonferrous).........       3,205        62,131
Telstra Corp., Ltd.
 (telecommunications)........      38,162       104,309
Wesfarmers, Ltd. (multi-
 industry)...................         735        11,233
Westpac Banking Corp., Ltd.
 (banking)...................      10,150        88,517
WMC, Ltd. (metals-
 nonferrous).................      10,972        54,265
                                            -----------
                                                974,989
                                            -----------
AUSTRIA (0.0%) (b)
Flughafen Wien AG (business &
 public services)............         148         4,772
Generali Holding Vienna AG
 (insurance).................          74        10,489
Generali Holding Vienna AG,
 Rights (insurance) (a)......          74            10
                                            -----------
                                                 15,271
                                            -----------
BELGIUM (0.7%)
Electrabel, S.A.
 (utilities-electrical &
 gas)........................         310        68,718
Fortis AG (insurance)........       2,968        68,145
KBC Bancassurance Holding
 N.V. (banking)..............       1,923        69,417
                                            -----------
                                                206,280
                                            -----------
CANADA (0.1%)
Alcan, Inc.
 (miscellaneous-materials &
 commodities)................         726        26,779
                                            -----------
DENMARK (0.8%)
A/S Dampskibsselskabet
 Svendborg Class B
 (transportation-shipping)...           6        54,613
Dampskibsselskabet af 1912 AS
 Class B (transportation-
 shipping)...................           8        55,462

                                   SHARES         VALUE
                               ------------------------

DENMARK (CONTINUED)
Danske Bank AS (banking).....       1,990   $    35,938
FLS Industries AS Class B
 (machinery & engineering)
 (a).........................         335         3,898
Novo Nordisk AS Class B
 (health & personal care)....       2,133        62,563
Novozymes AS Class B (health
 & personal care)............         465         9,694
TDC AS (telecommunications)..       1,200        34,615
                                            -----------
                                                256,783
                                            -----------
FINLAND (1.3%)
Kesko Oyj Class B (wholesale
 & international trade)......         900         8,110
Kone Oyj Corp. Class B
 (machinery & engineering)...         222        21,025
Nokia Oyj Class A (electrical
 & electronics)..............      20,696       334,939
Pohjola Group Corp.
 (insurance).................         229         4,168
Sonera Oyj
 (telecommunications) (a)....       4,600        20,560
Wartsila Oyj Class B (multi-
 industry)...................         339         5,450
                                            -----------
                                                394,252
                                            -----------
FRANCE (10.2%)
Accor, S.A. (leisure &
 tourism)....................       1,196        48,346
Air Liquide, S.A.
 (chemicals).................       1,263       195,524
Alcatel, S.A. (electrical &
 electronics)................       5,306        66,364
Aventis, S.A. (health &
 personal care)..............       3,292       233,902
AXA, S.A. (insurance)........       7,208       152,960
BNP Paribas, S.A.
 (banking)...................       3,742       195,571
Bouygues, S.A. (construction
 & housing)..................       1,749        52,797
Canal Plus, S.A.
 (broadcasting &
 publishing).................         748         2,507
Cap Gemini, S.A. (business &
 public services)............         680        39,675
Carrefour, S.A.
 (merchandising).............       2,873       125,430
Casino Guichard-Perrachon,
 S.A. (merchandising)........         542        43,614
Compagnie de Saint-Gobain,
 S.A. (building materials &
 components).................         412        70,538
Dassault Systemes, S.A.
 (business & public
 services)...................         722        32,426
France Telecom, S.A.
 (telecommunications)........       3,750        91,101
Groupe Danone, S.A. (food &
 household products).........         578        76,563
Lafarge, S.A. (building
 materials & components).....         640        60,727
Lagardere S.C.A., S.A.
 (multi-industry)............         898        40,071
L'Oreal, S.A. (health &
 personal care)..............       2,254       176,602

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                               ------------------------
FRANCE (CONTINUED)
LVMH (Louis Vuitton Moet
 Hennessy), S.A. (recreation
 & other consumer goods).....       1,943   $   101,636
Michelin (CGDE), S.A. Class B
 (industrial components).....         760        29,448
Pinault-Printemps-Redoute,
 S.A. (merchandising)........         598        67,896
PSA Peugeot Citroen, S.A.
 (automobiles)...............       1,320        65,658
Sagem, S.A. (electrical &
 electronics)................         263        15,049
Sanofi-Synthelabo, S.A.
 (health & personal care)....       2,460       157,497
Schneider Electric, S.A.
 (electrical & electronics)
 (a).........................         752        36,287
Societe Generale, S.A. Class
 A (banking).................       1,687       115,532
STMicroelectronics N.V.
 (electronic components &
 instruments) (a)............       3,639       113,129
Suez, S.A. (business & public
 services)...................       4,598       136,935
Thales, S.A. (aerospace &
 military technology)........       1,071        40,919
Total Fina Elf, S.A. (energy
 sources)....................       2,950       447,117
Valeo, S.A. (industrial
 components).................         443        18,961
Vivendi Universal, S.A.
 (multi-industry)............       4,594       146,502
                                            -----------
                                              3,197,284
                                            -----------
GERMANY (7.7%)
Adidas-Salomon AG (recreation
 & other consumer goods).....         450        30,655
Allianz AG Registered
 (insurance).................         906       213,080
BASF AG Registered
 (chemicals).................       2,784       118,911
Bayer AG (chemicals).........       3,617       119,127
Bayerische Hypo-und
 Vereinsbank AG (banking)....       2,464        86,592
Beiersdorf AG (health &
 personal care)..............         427        51,751
DaimlerChrysler AG
 (automobiles)...............       4,035       186,524
Deutsche Bank AG (banking)...       2,600       172,388
Deutsche Lufthansa AG
 (transportation-airlines)
 (a).........................       2,000        30,818
Deutsche Telekom AG
 (telecommunications)........      11,900       158,487
Dresdner Bank AG (banking)...          60         2,788
E.On AG (utilities-electrical
 & gas)......................       2,986       154,580
Fresenius Medical Care AG
 (business & public
 services)...................         700        41,757
Heidelberger Zement AG
 (building materials &
 components).................         665        32,544

                                   SHARES         VALUE
                               ------------------------

GERMANY (CONTINUED)
Hochtief AG (construction &
 housing)....................         686   $    14,712
Linde AG (machinery &
 engineering)................       1,100        53,823
Merck KGaA (health & personal
 care).......................       1,400        41,379
Metro AG (merchandising).....       1,550        49,583
Muenchener
 Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance).................         608       150,664
Preussag AG
 (multi-industry)............       1,250        34,129
RWE AG (utilities-electrical
 & gas)......................       2,339        88,522
SAP AG (business & public
 services)...................       1,200       155,386
Schering AG (health &
 personal care)..............       1,150        70,052
Siemens AG (electrical &
 electronics)................       3,837       232,345
Thyssen Krupp AG
 (metals-steel)..............       2,800        42,262
Volkswagen AG (automobiles)..       1,450        71,209
                                            -----------
                                              2,404,068
                                            -----------
HONG KONG (2.0%)
Cathay Pacific Airways, Ltd.
 (transportation-airlines)...      13,409        23,210
Chinese Estates Holdings,
 Ltd. (real estate) (a)......         854            73
CLP Holdings, Ltd.
 (utilities-electrical &
 gas)........................       8,318        32,636
Hang Lung Development Co.,
 Ltd. (real estate)..........      12,946        11,951
Hang Seng Bank, Ltd.
 (banking)...................       7,130        81,592
Hong Kong & China Gas Co.,
 Ltd. (utilities-electrical &
 gas)........................      31,038        38,801
Hopewell Holdings, Inc.
 (multi-industry)............      10,706         7,756
Hutchison Whampoa, Ltd.
 (multi-industry)............      18,419       161,773
Johnson Electric Holdings,
 Ltd. (electrical &
 electronics)................      20,500        31,016
Miramar Hotel & Investment
 Co., Ltd. (real estate).....          28            20
New World Development Co.,
 Ltd. (real estate)..........      20,772        17,445
Pacific Century CyberWorks,
 Ltd.
 (telecommunications) (a)....      82,963        21,275
Shangri-La Asia, Ltd.
 (leisure & tourism).........      23,464        22,564
Sun Hung Kai Properties, Ltd.
 (real estate)...............      11,000        95,907
Swire Pacific, Ltd. Class A
 (multi-industry)............      10,385        62,183
                                            -----------
                                                608,202
                                            -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                               ------------------------
IRELAND (0.3%)
Allied Irish Banks PLC
 (banking)...................       7,021   $    93,128
Irish Life & Permanent PLC
 (insurance).................         505         6,871
                                            -----------
                                                 99,999
                                            -----------
ITALY (4.1%)
Assicurazioni Generali S.p.A.
 (insurance).................       5,700       137,755
Banca Intesa S.p.A.
 (banking)...................      22,500        72,786
Bulgari S.p.A. (recreation &
 other consumer goods).......       2,948        22,925
Cementir S.p.A. (building
 materials & components).....       9,620        26,092
Enel S.p.A.
 (utilities-electrical &
 gas)........................      13,185        78,296
ENI S.p.A. (energy
 sources)....................      20,024       307,644
Fiat S.p.A. (automobiles)....       2,706        31,943
Mediaset S.p.A. (broadcasting
 & publishing)...............       5,502        46,108
Mediobanca S.p.A. (banking)..       2,762        28,273
Pirelli S.p.A. (industrial
 components).................      18,218        26,923
Riunione Adriatica di Sicurta
 S.p.A. (insurance)..........       3,450        44,767
San Paolo-IMI S.p.A.
 (banking)...................       7,685        85,662
Snia S.p.A. (multi-industry)
 (a).........................      19,122        36,702
Telecom Italia S.p.A.
 (telecommunications)........      14,513       115,476
Telecom Italia Mobile S.p.A.
 (telecommunications)........      29,096       127,159
UniCredito Italiano S.p.A.
 (banking)...................      21,866       101,473
                                            -----------
                                              1,289,984
                                            -----------
JAPAN (20.4%)
Acom Co., Ltd. (financial
 services)...................         800        61,059
Advantest Corp. (electronic
 components & instruments)...         500        36,020
Ajinomoto Co., Inc. (food &
 household products).........       2,567        25,570
Arabian Oil Co., Ltd. (energy
 sources) (a)................         987         5,212
Asahi Breweries, Ltd.
 (beverages & tobacco).......       4,098        37,757
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 commodities)................       8,000        56,760
Asahi Kasei Corp.
 (chemicals).................       9,649        36,823
Ashikaga Bank, Ltd.
 (banking) (a)...............       6,043         7,107
Bank Of Yokohama, Ltd. (The)
 (banking)...................       8,000        27,913
Bridgestone Corp. (industrial
 components).................       3,935        55,501
Brother Industries, Ltd.
 (appliances & household
 durables)...................         601         2,724
Canon, Inc. (data processing
 & reproduction).............       4,288       164,307

                                   SHARES         VALUE
                               ------------------------

JAPAN (CONTINUED)
Central Japan Railway Co.
 (transportation-road &
 rail).......................           8   $    45,670
Chiba Bank, Ltd. (The)
 (banking)...................         600         1,883
Chugai Pharmaceutical Co.,
 Ltd. (health & personal
 care).......................       1,974        23,583
Citizen Watch Co., Ltd.
 (recreation & other consumer
 goods)......................       3,678        22,629
Dai Nippon Printing Co., Ltd.
 (business & public
 services)...................       4,133        52,081
Daiei, Inc. (merchandising)
 (a).........................       7,467         5,583
Daikin Industries, Ltd.
 (machinery & engineering)...       2,000        36,293
Dainippon Ink & Chemicals,
 Inc. (chemicals)............       8,203        15,972
Daiwa Bank Holdings, Inc.
 (banking) (a)...............      14,986         9,687
Daiwa House Industry Co.,
 Ltd. (construction &
 housing)....................       4,667        29,805
Daiwa Securities Group, Inc.
 (financial services)........       6,287        43,137
Denso Corp. (industrial
 components).................       3,331        53,960
East Japan Railway Co.
 (transportation-road &
 rail).......................          17        71,892
Ebara Corp. (machinery &
 engineering)................       3,660        21,949
Eisai Co., Ltd. (health &
 personal care)..............       1,677        43,100
Fanuc, Ltd. (electronic
 components & instruments)...       1,123        62,272
Fuji Photo Film Co., Ltd.
 (recreation & other consumer
 goods)......................       2,394        76,071
Fujitsu, Ltd. (data
 processing & reproduction)..      10,107        80,289
Furukawa Electric Co., Ltd.
 (industrial components).....       3,558        16,460
Gunma Bank, Ltd. (The)
 (banking)...................         766         3,233
Hitachi, Ltd. (electrical &
 electronics)................      14,857       110,039
Hitachi Zosen Corp.
 (machinery & engineering)
 (a).........................      13,634         7,858
Hokuriku Bank, Ltd. (The)
 (banking) (a)...............       6,952        10,017
Honda Motor Co., Ltd.
 (automobiles)...............       3,345       150,056
Hoya Corp. (electronic
 components & instruments)...         700        52,118
Ito-Yokado Co., Ltd.
 (merchandising).............       1,375        67,786
Japan Airlines Co., Ltd.
 (transportation-airlines)...       6,138        16,970
Japan Energy Corp. (energy
 sources)....................       9,637        13,735
Japan Steel Works, Ltd. (The)
 (machinery &
 engineering) (a)............       3,176         3,092

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                               ------------------------
JAPAN (CONTINUED)
Japan Tobacco, Inc.
 (beverages & tobacco).......          10   $    60,670
Joyo Bank, Ltd. (The)
 (banking)...................       9,550        24,916
Jusco Co., Ltd.
 (merchandising).............       1,000        25,857
Kajima Corp. (construction &
 housing)....................       8,910        22,206
Kamigumi Co., Ltd. (business
 & public services)..........       2,456         9,526
Kansai Electric Power Co.,
 Inc. (utilities-electrical &
 gas)........................       2,828        38,544
Kao Corp. (food & household
 products)...................       2,000        39,097
Kawasaki Heavy Industries,
 Ltd. (machinery &
 engineering) (a)............      13,050        14,432
Kawasaki Steel Corp.
 (metals-steel) (a)..........      25,815        28,951
Keihin Electric Express
 Railway Co., Ltd.
 (transportation-road &
 rail).......................       6,000        24,486
Kinki Nippon Railway Co.,
 Ltd. (transportation-road &
 rail) (a)...................       6,307        19,746
Kirin Brewery Co., Ltd.
 (beverages & tobacco).......       6,154        46,634
Komatsu, Ltd. (machinery &
 engineering)................       8,162        29,559
Konami Co., Ltd. (business &
 public services)............         700        17,663
Kubota Corp. (machinery &
 engineering)................       8,806        26,541
Kumagai Gumi Co., Ltd.
 (construction & housing)
 (a).........................         906           155
Kyocera Corp. (electronic
 components & instruments)...         890        60,581
Kyowa Hakko Kogyo (health &
 personal care)..............       4,234        24,171
Makita Corp. (electrical &
 electronics)................       1,448         9,518
Marubeni Corp. (wholesale &
 international trade)........      14,723        10,435
Marui Co., Ltd.
 (merchandising).............       2,378        29,299
Matsushita Electric
 Industrial Co., Ltd.
 (appliances & household
 durables)...................       9,247       123,869
Millea Holdings, Inc.
 (insurance).................           5        38,941
Mitsubishi Chemical Corp.
 (chemicals) (a).............      14,833        35,927
Mitsubishi Corp. (wholesale &
 international trade)........       6,531        48,983
Mitsubishi Electric Corp.
 (electrical &
 electronics)................      11,000        51,231
Mitsubishi Estate Co., Ltd.
 (real estate)...............       6,191        44,841
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering)................      15,059        47,734
Mitsubishi Tokyo Financial
 Group, Inc. (banking).......          27       184,836

                                   SHARES         VALUE
                               ------------------------

JAPAN (CONTINUED)
Mitsui & Co., Ltd. (wholesale
 & international trade)......       7,822   $    49,466
Mitsui Fudosan Co., Ltd.
 (real estate)...............       4,129        32,415
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping)...         266           543
Mitsui Sumitomo Insurance
 Co., Ltd. (insurance).......       7,856        38,668
Mitsui Trust Holdings, Inc.
 (banking)...................       4,300         6,195
Mitsukoshi, Ltd.
 (merchandising).............       2,758         7,990
Mizuho Holdings, Inc.
 (financial services)........          30        62,617
Murata Manufacturing Co.,
 Ltd. (electronic components
 & instruments)..............       1,100        69,650
NEC Corp. (electrical &
 electronics)................       6,416        49,469
NGK Insulators, Ltd.
 (industrial components).....       2,800        20,433
Nikon Corp. (electronic
 components &
 instruments) (a)............       2,407        31,437
Nintendo Co., Ltd.
 (recreation & other consumer
 goods)......................         600        84,112
Nippon Express Co., Ltd.
 (transportation-road &
 rail).......................       8,446        36,770
Nippon Light Metal Co., Ltd.
 (metals-nonferrous).........       5,577         4,387
Nippon Meat Packers, Inc.
 (food & household
 products)...................       2,357        23,717
Nippon Mitsubishi Oil Corp.
 (energy sources)............       7,136        31,234
Nippon Steel Corp.
 (metals-steel)..............      36,313        55,431
Nippon Telegraph & Telephone
 Corp.
 (telecommunications)........          42       165,187
NIPPONKOA Insurance Co., Ltd.
 (insurance).................         686         2,548
Nissan Motor Co., Ltd.
 (automobiles)...............      15,121       116,352
Nisshinbo Industries, Inc.
 (textiles & apparel)........       2,363         9,570
Nissin Food Products Co.,
 Ltd. (food & household
 products)...................         984        17,779
NKK Corp. (metals-steel)
 (a).........................         919           766
Nomura Securities Co., Ltd.
 (financial services)........       7,955       110,899
Obayashi Corp. (construction
 & housing)..................       6,799        17,845
Oji Paper Co., Ltd. (forest
 products & paper)...........       7,490        36,517
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)................       2,000        25,981
Orient Corp. (financial
 services) (a)...............       3,483         3,201

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                               ------------------------
JAPAN (CONTINUED)
Oriental Land Co., Ltd.
 (leisure & tourism).........         700   $    46,067
Orix Corp. (financial
 services)...................         300        24,883
Osaka Gas Co.
 (utilities-electrical &
 gas)........................      12,126        26,254
Penta-Ocean Construction Co.,
 Ltd. (construction &
 housing)....................       7,000         6,215
Pioneer Corp. (appliances &
 household durables).........       1,078        21,283
Promise Co., Ltd. (financial
 services)...................         700        36,908
Rohm Co., Ltd. (electronic
 components & instruments)...         500        74,572
Sankyo Co., Ltd. (health &
 personal care)..............       2,654        40,409
Sanrio Co., Ltd. (recreation
 & other consumer goods).....         561         4,688
Sanyo Electric Co., Ltd.
 (appliances & household
 durables)...................       7,684        35,368
Sapporo Breweries, Ltd.
 (beverages & tobacco).......       3,692         9,863
Secom Co., Ltd. (business &
 public services)............       1,000        49,221
Sekisui House, Ltd.
 (construction & housing)....       5,000        34,385
Sharp Corp. (appliances &
 household durables).........       5,279        73,224
Shimizu Corp. (construction &
 housing)....................       6,055        19,287
Shin-Etsu Chemical Co., Ltd.
 (chemicals).................       1,830        75,395
Shionogi & Co., Ltd. (health
 & personal care)............       2,396        35,044
Shiseido Co., Ltd. (health &
 personal care)..............       3,739        41,496
Shizuoka Bank, Ltd. (The)
 (banking)...................       4,494        27,370
SMC Corp. (machinery &
 engineering)................         400        47,913
Softbank Corp. (business &
 public services)............       1,600        24,299
Sony Corp. (appliances &
 household durables).........       3,982       213,986
Sumitomo Chemical Co., Ltd.
 (chemicals).................       8,403        35,536
Sumitomo Corp. (wholesale &
 international trade)........       6,864        41,911
Sumitomo Electric Industries,
 Ltd. (industrial
 components).................       3,982        28,376
Sumitomo Metal Industries,
 Ltd. (metals-steel) (a).....      34,343        13,908
Sumitomo Metal Mining Co.,
 Ltd. (metals-nonferrous)....       5,298        23,148
Sumitomo Mitsui Banking Corp.
 (banking)...................      22,742       101,312
Taiheiyo Cement Corp.
 (building materials &
 components).................       8,783        17,032
Taisei Corp. (construction &
 housing)....................       9,713        19,441

                                   SHARES         VALUE
                               ------------------------

JAPAN (CONTINUED)
Taisho Pharmaceutical Co.,
 Ltd. (health & personal
 care).......................       2,066   $    33,307
Taiyo Yuden Co., Ltd.
 (electronic components &
 instruments)................       1,127        20,539
Takashimaya Co., Ltd.
 (merchandising).............       2,574        14,674
Takeda Chemical Industries,
 Ltd. (health & personal
 care).......................       3,318       145,227
Takefuji Corp. (financial
 services)...................         720        52,037
Teikoku Oil Co., Ltd. (energy
 sources)....................       4,646        18,888
Tobu Railway Co., Ltd.
 (transportation-road &
 rail) (a)...................       8,000        21,371
Tohoku Electric Power Co.,
 Inc. (utilities-electrical &
 gas)........................          68           825
Tokyo Electric Power Co.,
 Inc. (utilities-electrical &
 gas)........................       5,151        93,873
Tokyo Electron, Ltd.
 (electronic components &
 instruments)................         892        64,191
Tokyo Gas Co., Ltd.
 (utilities-electrical &
 gas)........................      12,091        28,909
Tokyo Steel Manufacturing
 Co., Ltd. (metals-steel)....          94           367
Tokyu Corp.
 (transportation-road &
 rail).......................       5,451        18,085
Toppan Printing Co., Ltd.
 (business & public
 services)...................       4,076        41,236
Toray Industries, Inc.
 (chemicals).................      10,000        28,894
Toshiba Corp. (electrical &
 electronics) (a)............      16,000        74,642
Tostem Inax Holding Corp.
 (building materials &
 components).................       1,935        26,825
Toto, Ltd. (building
 materials & components).....       3,467        15,094
Toyo Seikan Kaisha, Ltd.
 (miscellaneous-materials &
 commodities)................       1,445        19,143
Toyota Motor Corp.
 (automobiles)...............      12,352       336,697
Ube Industries, Ltd.
 (miscellaneous-materials &
 commodities)................       7,768         9,982
UFJ Holdings, Inc.
 (banking) (a)...............           7        17,336
Uny Co., Ltd.
 (merchandising).............       1,346        14,445
Yamaha Corp. (recreation &
 other consumer goods).......       1,188         8,947
Yamanouchi Pharmaceutical
 Co., Ltd. (health & personal
 care).......................       2,000        55,140
Yamato Transport Co., Ltd.
 (transportation-road &
 rail).......................       3,000        50,935
                                            -----------
                                              6,374,904
                                            -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                               ------------------------
MALAYSIA (0.0%) (b)
Malaysia International
 Shipping Corp. Berhad
 Foreign Registered
 (transportation-shipping)...       2,738   $     5,332
Malaysian Airline System
 Berhad
 (transportation-airlines)
 (a).........................         206           222
Technology Resources
 Industries Berhad
 (telecommunications) (a)....      14,132         9,930
                                            -----------
                                                 15,484
                                            -----------
NETHERLANDS (5.9%)
ABN AMRO Holding N.V.
 (banking)...................       7,095       140,653
Aegon N.V. (insurance).......       6,102       140,212
Akzo Nobel N.V. (chemicals)..       1,925        82,759
ASM Lithography Holding N.V.
 (electronic components &
 instruments) (a)............       2,469        56,065
Elsevier N.V. (broadcasting &
 publishing).................       5,073        70,398
Heineken N.V. (beverages &
 tobacco)....................       2,155        97,094
ING Groep N.V. (financial
 services)...................       8,190       216,234
Koninklijke Ahold N.V.
 (merchandising).............       4,327       108,199
Koninklijke (Royal) KPN N.V.
 (telecommunications) (a)....       5,330        24,158
Koninklijke (Royal) Philips
 Electronics N.V. (appliances
 & household durables).......       6,287       194,147
Koninklijke Vopak N.V.
 (energy equipment &
 services) (a)...............         634        11,997
Royal Dutch Petroleum Co.
 (energy sources)............       8,740       463,086
TNT Post Group N.V. (business
 & public services)..........       3,313        71,798
Unilever (CVA) N.V. (food &
 household products).........       2,482       159,912
                                            -----------
                                              1,836,712
                                            -----------
NEW ZEALAND (0.0%) (b)
Carter Holt Harvey, Ltd.
 (forest products & paper)...      14,592        11,754
Fletcher Challenge Forests,
 Ltd. (forest products &
 paper) (a)..................      13,967         1,375
Rubicon, Ltd. (forest
 products & paper) (a).......       3,567           910
                                            -----------
                                                 14,039
                                            -----------

                                   SHARES         VALUE
                               ------------------------

NORWAY (0.5%)
Elkem ASA Class A
 (metals-nonferrous).........         533   $    10,779
Norsk Hydro ASA (energy
 sources)....................       1,859        91,447
Orkla ASA Class A (multi-
 industry)...................       2,300        41,863
                                            -----------
                                                144,089
                                            -----------
PORTUGAL (0.5%)
Banco Comercial Portugues,
 S.A. Registered (banking)...      12,791        44,375
Banco Espirito Santo, S.A.
 Registered (banking)........       2,076        22,149
Cimpor-Cimentos de Portugal
 SGPS, S.A. (building
 materials & components).....       1,393        25,042
Electricidade de Portugal,
 S.A. (utilities-electrical &
 gas)........................      17,586        36,289
Portugal Telecom, S.A.
 Registered
 (telecommunications)........       5,046        36,830
                                            -----------
                                                164,685
                                            -----------
SINGAPORE (0.9%)
Chartered Semiconductor
 Manufacturing, Ltd.
 (electronic components &
 instruments) (a)............       8,000        20,224
City Developments, Ltd. (real
 estate).....................       8,348        28,569
DBS Group Holdings, Ltd.
 (banking)...................       7,224        55,824
Oversea-Chinese Banking
 Corp., Ltd. (banking).......       7,000        50,229
SembCorp Industries, Ltd.
 (multi-industry)............      20,512        17,775
Singapore Airlines, Ltd.
 Foreign Registered
 (transportation-airlines)...       3,273        25,292
Singapore Telecommunications,
 Ltd. (telecommunications)...      23,258        19,642
United Overseas Bank, Ltd.
 Foreign Registered
 (banking)...................       6,452        51,283
                                            -----------
                                                268,838
                                            -----------
SPAIN (3.3%)
Altadis, S.A. (beverages &
 tobacco)....................       2,994        63,239
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)............       2,880        27,768
Banco Bilbao Vizcaya
 Argentaria, S.A. Registered
 (banking)...................      15,246       177,772
Banco Santander Central
 Hispano, S.A. (banking).....      22,607       209,416
Endesa, S.A.
 (utilities-electrical &
 gas)........................       6,273        96,094
Gas Natural SDG, S.A.
 (utilities-electrical &
 gas)........................       3,564        72,099
Grupo Empresarial Ence, S.A.
 (forest products & paper)...         204         3,191

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                               ------------------------
SPAIN (CONTINUED)
Iberdrola, S.A. (utilities-
 electrical & gas)...........       5,842   $    80,122
Repsol, S.A. (energy
 sources)....................       6,507        79,919
Telefonica, S.A.
 (telecommunications) (a)....      19,958       213,652
                                            -----------
                                              1,023,272
                                            -----------
SWEDEN (2.3%)
Drott AB Series B (real
 estate).....................         700         7,766
Electrolux AB Series B
 (appliances & household
 durables)...................       3,100        51,590
Hennes & Mauritz AB Series B
 (merchandising).............       4,300        85,371
Mandamus AB (real estate)....       7,330        52,433
Nordea AB (financial
 services)...................      15,000        85,400
Securitas AB Series B
 (business & public
 services)...................       2,800        52,048
Skandia Forsakrings AB
 (insurance).................       5,600        26,596
Skandinaviska Enskilda Banken
 AB (banking)................       4,800        46,014
Skanska AB Series B
 (construction & housing)....       4,400        31,260
Svenska Cellulosa AB Series B
 (forest products & paper)...       1,650        56,043
Svenska Handelsbanken Series
 A (banking).................       4,300        65,074
Swedish Match AB (beverages &
 tobacco)....................       1,983        15,632
Telefonaktiebolaget LM
 Ericsson AB Series B
 (electrical & electronics)
 (a).........................      25,436        63,867
Tele2 AB Series B
 (telecommunications)........         875        17,925
Telia AB
 (telecommunications)........       5,600        17,440
Volvo AB Series B
 (automobiles)...............       1,925        36,907
                                            -----------
                                                711,366
                                            -----------
SWITZERLAND (7.6%)
ABB AG Bearer (electrical &
 electronics)................       6,784        60,717
Adecco, S.A. Registered
 (business & public
 services)...................       1,054        66,684
Credit Suisse Group
 Registered (banking)........       5,120       182,507
Givaudan, S.A. Registered
 (food & household
 products)...................          85        31,689
Holcim, Ltd. Bearer (building
 materials & components).....         300        69,440
Holcim, Ltd. Registered
 (building materials &
 components).................         500        23,162
Jelmoli Holding, Ltd. Bearer
 (merchandising).............          10         8,561
Nestle S.A. Registered (food
 & household products).......       1,612       381,085
Novartis AG Registered
 (health & personal care)....      13,200       553,632

                                   SHARES         VALUE
                               ------------------------

SWITZERLAND (CONTINUED)
Roche Holding AG Bearer
 (health & personal care)....         800   $    81,106
Roche Holdings AG
 Genusscheine (health &
 personal care)..............       3,531       267,533
Schindler Holding AG
 Participating Certificates
 (machinery & engineering)...           5         9,663
Schindler Holding AG
 Registered (machinery &
 engineering)................          10        19,258
Societe Generale de
 Surveillance Holding S.A.
 Registered (business &
 public services)............         105        28,517
Sulzer AG Registered
 (machinery &
 engineering) (a)............          30         6,009
Sulzer Medica AG Registered
 (machinery & engineering)...          60         6,111
Swatch Group AG Registered
 (recreation & other consumer
 goods)......................       1,000        20,801
Swiss Re Registered
 (insurance).................       1,100       111,012
Swisscom AG Registered
 (telecommunications)........         410       122,360
Syngenta AG Registered
 (chemicals).................         367        22,653
UBS AG Registered (banking)..       5,340       257,425
Zurich Financial Services AG
 (insurance).................         153        35,603
                                            -----------
                                              2,365,528
                                            -----------
UNITED KINGDOM (22.0%)
Abbey National PLC
 (banking)...................       6,468       102,836
Amvescap PLC (financial
 services)...................       2,868        30,134
ARM Holdings PLC (electrical
 & electronics) (a)..........       5,785        18,631
AstraZeneca Group PLC (health
 & personal care)............       7,777       364,370
BAA PLC (business & public
 services)...................       6,892        64,782
BAE Systems PLC (aerospace &
 military technology)........      16,456        83,695
Barclays PLC (banking).......      28,500       249,614
Bass PLC (leisure &
 tourism)....................       5,969        66,066
BG Group PLC
 (utilities-electrical &
 gas)........................      17,984        80,328
Boots Co. PLC
 (merchandising).............       5,240        54,256
BP Amoco PLC (energy
 sources)....................      94,537       806,636
Brambles Industries PLC
 (business & public services)
 (a).........................       4,346        21,534
British Airways PLC
 (transportation-airlines)
 (a).........................       6,783        23,353
British American Tobacco PLC
 (beverages & tobacco).......      10,153       103,868

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                               ------------------------
UNITED KINGDOM (CONTINUED)
British Sky Broadcasting
 Group PLC (broadcasting &
 publishing) (a).............       9,709   $   108,664
BT Group PLC
 (telecommunications)........      29,606       111,314
Cadbury Schweppes PLC
 (beverages & tobacco).......      11,970        90,795
Centrica PLC
 (utilities-electrical &
 gas)........................      22,939        70,619
CGNU PLC (insurance).........       9,863       101,476
Chubb PLC (electrical &
 electronics)................       7,002        17,857
Compass Group PLC (food &
 household products).........      10,380        64,591
Corus Group PLC
 (metals-steel) (a)..........      29,590        33,958
De La Rue PLC (business &
 public services)............       1,117         7,895
Diageo PLC (beverages &
 tobacco)....................      16,037       212,907
GKN PLC (machinery &
 engineering)................       4,346        20,330
GlaxoSmithKline PLC (health &
 personal care)..............      26,771       647,622
Granada PLC (leisure &
 tourism)....................      12,064        22,635
Great Universal Stores PLC
 (The) (merchandising).......       6,761        61,482
Hanson PLC (building
 materials & components).....       6,647        48,288
Hays PLC (business & public
 services)...................      11,011        27,640
HBOS PLC (financial
 services)...................      11,137       135,033
Hilton Group PLC (leisure &
 tourism)....................      15,531        57,998
HSBC Holdings PLC (banking)..      36,986       436,588
Imperial Chemical Industries
 PLC (chemicals).............       5,524        25,640
International Power PLC
 (utilities-electrical &
 gas)........................       7,978        24,299
Invensys PLC (machinery &
 engineering)................      19,705        30,870
Kidde PLC (business & public
 services)...................       7,002         8,826
Kingfisher PLC
 (merchandising).............       8,024        44,844
Land Securities PLC (real
 estate).....................       3,557        49,400
Lattice Group PLC
 (utilities-electrical &
 gas)........................      17,984        48,616
Legal & General Group PLC
 (insurance).................      23,677        54,258
Lloyds TSB Group PLC
 (banking)...................      22,862       262,869
Logica PLC (business & public
 services)...................       2,599        12,025
Marconi PLC
 (telecommunications) (a)....      14,772         2,110

                                   SHARES         VALUE
                               ------------------------

UNITED KINGDOM (CONTINUED)
Marks & Spencer Group PLC
 (merchandising) (a).........      11,990   $    69,368
Marks & Spencer Group PLC, B
 Shares (merchandising) (a)..      14,812        14,944
mm02 PLC (telecommunications)
 (a).........................      29,606        18,768
National Grid Group PLC
 (utilities-electrical &
 gas)........................       7,202        51,638
P&O Princess Cruises PLC
 (leisure & tourism).........       7,014        47,223
Pearson PLC (broadcasting &
 publishing).................       4,254        51,207
Peninsular & Oriental Steam
 Navigation Co. Deferred
 Stock (transportation-
 shipping)...................       7,014        28,825
Prudential PLC (insurance)...       8,915        94,840
Railtrack Group PLC (business
 & public services)
 (a)(d)(e)...................       3,665             0
Rank Group PLC (leisure &
 tourism)....................       8,463        34,502
Reed International PLC
 (broadcasting &
 publishing).................       7,374        72,214
Rentokil Initial PLC
 (business & public
 services)...................      13,835        54,538
Reuters Group PLC (business &
 public services)............       7,117        49,784
Rio Tinto PLC Registered
 (metals-nonferrous).........       5,590       103,865
Royal Bank of Scotland Group
 PLC (banking)...............      11,317       324,568
Sage Group PLC (The)
 (business & public
 services)...................       8,561        24,702
Sainsbury (J.) PLC
 (merchandising).............      10,952        63,841
Scottish Power PLC
 (utilities-electrical &
 gas)........................       9,122        52,509
Tesco PLC (merchandising)....      33,825       129,641
3i Group PLC (financial
 services)...................       3,070        30,959
Thus Group PLC
 (telecommunications) (a)....       4,903         1,340
Unilever PLC (food &
 household products).........      13,874       126,973
Vodafone Group PLC
 (telecommunications)........     282,269       455,571
Woolworths Group PLC
 (merchandising).............       8,827         6,753
WPP Group PLC (business &
 public services)............       5,521        58,573
                                            -----------
                                              6,878,698
                                            -----------
Total Common Stocks
 (Cost $34,830,949)..........                29,271,506(f)
                                            -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

PREFERRED STOCKS (0.2%)
                                 SHARES        VALUE
                               -------------------------
AUSTRALIA (0.2%)
News Corp., Ltd.
 A$0.0750
 (broadcasting & publishing)
 (j).........................      12,194   $    67,184
                                            -----------
GERMANY (0.0%) (b)
RWE AG
 E1.00
 (utilities-electrical & gas)
 (j).........................         154         4,725
                                            -----------
Total Preferred Stocks (Cost
 $60,725)....................                    71,909
                                            -----------
SHORT-TERM INVESTMENTS (4.0%)
                               PRINCIPAL
                                 AMOUNT
                               ----------
U.S. GOVERNMENT (4.0%)
United States Treasury Bills
 2.07%, due 1/10/02 (c)......  $  250,000       249,087
 2.12%, due 1/10/02 (c)......   1,000,000       996,079
                                            -----------
Total Short-Term Investments
 (Cost $1,245,166)...........                 1,245,166
                                            -----------
Total Investments (Cost
 $36,136,840) (g)............       97.9%    30,588,581(h)
Cash and Other Assets,
 Less Liabilities............        2.1        658,266
                               ----------   -----------
Net Assets...................      100.0%   $31,246,847
                               ==========   ===========

FUTURES CONTRACTS (0.0%) (b)
                                           UNREALIZED
                              CONTRACTS   APPRECIATION
                                LONG    (DEPRECIATION)(i)
                            -----------------------------
FRANCE (0.0%) (b)
Euro, CAC 40 Index May
  2002...................       1        $       320
                                         -----------
GERMANY (0.0%) (b)
Euro, DAX Index June
  2002...................       3              3,217
                                         -----------
JAPAN (0.0%) (b)
Japanese Yen, TOPIX
  Index, June 2002.......       5             (3,318)
                                         -----------
UNITED KINGDOM (0.0%) (b)
Pound Sterling, FTSE 100
  Index, June 2002.......       6                349
                                         -----------
Total Futures Contracts
  (Settlement Value
  $1,253,928) (f)........                $       568
                                         ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated or partially segregated as collateral for futures contracts.
(d) Fair valued security.
(e) Security suspended from trading.
(f) The combined market value of common stocks and settlement value of Index futures contracts represents 97.7% of net assets.
(g) The cost for federal income tax purposes is $36,258,071.
(h) At April 30, 2002 net unrealized depreciation for securities was $5,669,490, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,599,376 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $10,268,866.
(i) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2002.
(j) The following abbreviations are used in the above portfolio:
    A$ -Australian Dollar
    E -Euro Currency

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2002 (Unaudited)

The table below sets forth the diversification of EAFE Index Fund investments by industry.
INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Aerospace & Military
  Technology.................   $   124,614       0.4%
Appliances & Household
  Durables...................       716,191       2.3
Automobiles..................       995,347       3.2
Banking......................     4,589,294      14.7
Beverages & Tobacco..........       738,459       2.4
Broadcasting & Publishing....       488,936       1.6
Building Materials &
  Components.................       425,654       1.4
Business & Public Services...     1,234,952       3.9
Chemicals....................       793,161       2.5
Construction & Housing.......       248,108       0.8
Data Processing &
  Reproduction...............       244,596       0.8
Electrical & Electronics.....     1,171,971       3.7
Electronic Components &
  Instruments................       686,779       2.2
Energy Equipment & Services..        11,997       0.0*
Energy Sources...............     2,379,060       7.6
Financial Services...........       892,501       2.9
Food & Household Products....       946,976       3.0
Forest Products & Paper......       109,790       0.3
Health & Personal Care.......     3,159,180      10.1
Industrial Components........       250,062       0.8
Insurance....................     1,489,718       4.8
Leisure & Tourism............       345,401       1.1
Machinery & Engineering......       406,358       1.3
Merchandising................     1,148,623       3.7
Metals-Nonferrous............       258,575       0.8
Metals-Steel.................       177,840       0.6
Miscellaneous-Materials &
  Commodities................       112,664       0.4
Multi-Industry...............       574,553       1.8
Real Estate..................       371,016       1.2
Recreation & Other Consumer
  Goods......................       372,464       1.2
Telecommunications...........     1,889,209       6.0
Textiles & Apparel...........         9,570       0.0*
Transportation-Airlines......       119,865       0.4
Transportation-Road & Rail...       288,955       0.9
Transportation-Shipping......       144,775       0.5
U.S. Government..............     1,245,166       4.0
Utilities-Electrical & Gas...     1,267,296       4.1
Wholesale & International
  Trade......................       158,905       0.5
                                -----------     -----
                                 30,588,581      97.9
Cash and Other Assets,
  Less Liabilities...........       658,266       2.1
                                -----------     -----
Net Assets...................   $31,246,847     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

EAFE INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2002
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $36,136,840)..............................  $ 30,588,581
 Cash denominated in foreign currencies
   (identified cost $34,502)......................        34,841
 Cash.............................................       114,721
 Deposit with broker for futures contracts........       345,443
 Receivables:
   Dividends and interest.........................       213,123
   Fund shares sold...............................         7,131
   Variation margin on futures contracts..........           568
 Other assets.....................................        10,774
                                                    ------------
       Total assets...............................    31,315,182
                                                    ------------
LIABILITIES:
 Payables:
   Custodian......................................        11,873
   Manager........................................        11,330
   Transfer agent.................................         4,720
   Fund shares redeemed...........................         1,598
 Accrued expenses.................................        38,814
                                                    ------------
       Total liabilities..........................        68,335
                                                    ------------
 Net assets.......................................  $ 31,246,847
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $      3,709
   Service Class..................................            53
 Additional paid-in capital.......................    36,653,626
 Accumulated net investment loss..................        (2,001)
 Accumulated undistributed net realized gain on
   investments and futures contracts..............       191,507
 Accumulated net realized loss on foreign currency
   transactions...................................        (8,305)
 Net unrealized depreciation on investments and
   futures contracts..............................    (5,560,889)
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies.....................................       (30,853)
                                                    ------------
 Net assets.......................................  $ 31,246,847
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $ 30,808,541
                                                    ============
 Shares of capital stock outstanding..............     3,709,287
                                                    ============
 Net asset value per share outstanding............  $       8.31
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $    438,306
                                                    ============
 Shares of capital stock outstanding..............        53,280
                                                    ============
 Net asset value per share outstanding............  $       8.23
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2002
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $    237,103
   Interest.......................................        14,503
                                                    ------------
       Total income...............................       251,606
                                                    ------------
 Expenses:
   Manager........................................       147,430
   Custodian......................................        16,456
   Professional...................................        15,700
   Transfer agent.................................        14,383
   Portfolio pricing..............................        11,780
   Registration...................................         9,414
   Shareholder communication......................         2,411
   Directors......................................           914
   Service........................................           525
   Miscellaneous..................................         7,367
                                                    ------------
       Total expenses before
        reimbursement.............................       226,380
   Expense reimbursement from Manager.............       (79,941)
                                                    ------------
       Net expenses...............................       146,439
                                                    ------------
 Net investment income............................       105,167
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions..........................       115,391
   Futures transactions...........................       124,969
   Foreign currency transactions..................        (8,305)
                                                    ------------
 Net realized gain on investments and foreign
   currency transactions..........................       232,055
                                                    ------------
 Net change in unrealized depreciation on
   investments:
   Security transactions..........................     1,432,687
   Futures transactions...........................       (11,091)
   Translation of other assets and liabilities in
     foreign currencies...........................         1,079
                                                    ------------
 Net unrealized gain on investments and foreign
   currency transactions..........................     1,422,675
                                                    ------------
 Net realized and unrealized gain on investments
   and foreign currency transactions..............     1,654,730
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $  1,759,897
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $32,046.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2002 (Unaudited) and the year ended October 31, 2001

                                                                  2002          2001
                                                              ------------   -----------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    105,167   $   372,477
    Net realized gain on investments and foreign currency
     transactions...........................................       232,055     3,574,105
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........     1,422,675   (18,321,936)
                                                              ------------   -----------
    Net increase (decrease) in net assets resulting from
     operations.............................................     1,759,897   (14,375,354)
                                                              ------------   -----------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................      (196,509)     (130,933)
      Service Class.........................................        (1,509)           --
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................       (65,502)   (2,476,877)
      Service Class.........................................          (908)      (20,584)
                                                              ------------   -----------
        Total dividends and distributions to shareholders...      (264,428)   (2,628,394)
                                                              ------------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    26,221,660    33,938,918
      Service Class.........................................        47,961     1,430,819
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................       174,833     1,906,615
      Service Class.........................................         2,417        20,610
                                                              ------------   -----------
                                                                26,446,871    37,296,962
    Cost of shares redeemed:
      No-Load Class.........................................   (28,320,833)  (56,249,849)
      Service Class.........................................       (51,959)   (1,455,436)
                                                              ------------   -----------
      Decrease in net assets derived from capital share
       transactions.........................................    (1,925,921)  (20,408,323)
                                                              ------------   -----------
      Net decrease in net assets............................      (430,452)  (37,412,071)
NET ASSETS:
  Beginning of period.......................................    31,677,299    69,089,370
                                                              ------------   -----------
  End of period.............................................  $ 31,246,847   $31,677,299
                                                              ============   ===========
  Accumulated undistributed net investment income (loss) at
    end of period...........................................  $     (2,001)  $    90,850
                                                              ============   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

EAFE INDEX FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                          NO-LOAD CLASS
                                 ----------------------------------------------------------------------------------------------
                                                                                JANUARY 1
                                 SIX MONTHS        YEAR ENDED OCTOBER 31         THROUGH           YEAR ENDED DECEMBER 31
                                 ENDED APRIL      -----------------------      OCTOBER 31,    ---------------------------------
                                 30, 2002**        2001            2000           1999*        1998         1997         1996
                                 -----------      -------         -------      -----------    -------      -------      -------
Net asset value at
 beginning of period.......        $  8.00        $ 11.22         $ 12.59        $ 11.27      $ 10.24      $ 14.00      $ 13.56
                                   -------        -------         -------        -------      -------      -------      -------
Net investment income......           0.03(a)        0.08(a)         0.11           0.11         0.11         0.22         0.16
Net realized and unrealized
 gain (loss) on
 investments...............           0.35          (2.87)          (0.37)          1.39         1.84        (0.28)        0.71
Net realized and unrealized
 gain (loss) on foreign
 currency transactions.....          (0.00)(b)      (0.01)          (0.05)         (0.11)        0.00(b)     (0.00)(b)    (0.00)(b)
                                   -------        -------         -------        -------      -------      -------      -------
Total from investment
 operations................           0.38          (2.80)          (0.31)          1.39         1.95        (0.06)        0.87
                                   -------        -------         -------        -------      -------      -------      -------
Less dividends and
 distributions:
From net investment
 income....................          (0.05)         (0.02)            --           (0.01)       (0.20)       (0.31)       (0.18)
From net realized gain on
 investments and foreign
 currency transactions.....          (0.02)         (0.40)          (1.06)         (0.06)       (0.72)       (3.39)       (0.25)
                                   -------        -------         -------        -------      -------      -------      -------
Total dividends and
 distributions.............          (0.07)         (0.42)          (1.06)         (0.07)       (0.92)       (3.70)       (0.43)
                                   -------        -------         -------        -------      -------      -------      -------
Net asset value at end of
 period....................        $  8.31        $  8.00         $ 11.22        $ 12.59      $ 11.27      $ 10.24      $ 14.00
                                   =======        =======         =======        =======      =======      =======      =======
Total investment return....           4.75%(c)     (25.84%)         (3.52%)        12.31%(c)    19.15%        0.40%        6.45%
Ratios (to average net
 assets)/
 Supplemental Data:
 Net investment income.....           0.68%+         0.79%           0.78%          1.14%+       0.90%        1.04%        1.11%
 Net expenses..............           0.94%+         0.94%           0.95%(d)       0.94%+       0.94%        0.94%        0.94%
 Expenses (before
   reimbursement)..........           1.46%+         1.44%           1.29%          1.32%+       1.38%        1.26%        1.23%
Portfolio turnover rate....              1%             1%             11%            19%          24%           6%           4%
Net assets at end of period
 (in 000's)................        $30,809        $31,254         $68,513        $67,582      $65,087      $55,177      $89,029

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.
(d) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                   ECLIPSE FUNDS

                                    SERVICE CLASS
    ------------------------------------------------------------------------------
    SIX MONTHS                            JANUARY 1
      ENDED      YEAR ENDED OCTOBER 31     THROUGH       YEAR ENDED DECEMBER 31
    APRIL 30,    ---------------------   OCTOBER 31,   ---------------------------
      2002**       2001        2000         1999*       1998      1997      1996
    ----------   ---------   ---------   -----------   -------   -------   -------
     $  7.91      $ 11.13     $ 12.51      $ 11.22     $ 10.20   $ 13.97   $ 13.51
     -------      -------     -------      -------     -------   -------   -------
        0.02(a)      0.05(a)     0.09         0.09        0.08      0.19      0.12
        0.35        (2.86)      (0.36)        1.38        1.83     (0.29)     0.73
       (0.00)(b)    (0.01)      (0.05)       (0.11)       0.00(b)   (0.00)(b)   (0.00)(b)
     -------      -------     -------      -------     -------   -------   -------
        0.37        (2.82)      (0.32)        1.36        1.91     (0.10)     0.85
     -------      -------     -------      -------     -------   -------   -------
       (0.03)         --          --         (0.01)      (0.17)    (0.28)    (0.14)
       (0.02)       (0.40)      (1.06)       (0.06)      (0.72)    (3.39)    (0.25)
     -------      -------     -------      -------     -------   -------   -------
       (0.05)       (0.40)      (1.06)       (0.07)      (0.89)    (3.67)    (0.39)
     -------      -------     -------      -------     -------   -------   -------
     $  8.23      $  7.91     $ 11.13      $ 12.51     $ 11.22   $ 10.20   $ 13.97
     =======      =======     =======      =======     =======   =======   =======
        4.63%(c)   (26.20%)     (3.63%)      12.08%(c)   18.83%     0.08%     6.37%
        0.43%+       0.54%       0.53%        0.89%+      0.65%     0.79%     0.86%
        1.19%+       1.19%       1.20%(d)      1.19%+     1.19%     1.19%     1.19%
        1.71%+       1.69%       1.54%        1.57%+      1.63%     1.51%     1.48%
           1%           1%         11%          19%         24%        6%        4%
     $   438      $   423     $   576      $   549     $   499   $   439   $   396

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1--Organization and Business:
--------------------------------------------------------------------------------

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. Eclipse Funds (the "Trust"), a Massachusetts business trust, consisting of the Mid Cap Value Fund, Small Cap Value Fund, Ultra Short Term Income Fund and Balanced Fund, was established on July 30, 1986. The Company and the Trust (collectively the "Funds") are registered as open-end management investment companies under the Investment Company Act of 1940, as amended, ("Investment Company Act") and are comprised of eighteen separate investment portfolios (individually referred to as a "Fund").

The Funds commenced operations on the dates indicated below:

 COMMENCEMENT OF
   OPERATIONS                            FUNDS
-----------------                        -----
January 12, 1987        Small Cap Value Fund

May 1, 1989             Balanced Fund

January 2, 1991         Growth Equity, Value Equity, Indexed
                        Equity, Bond, Indexed Bond, Short Term
                        Bond, Money Market, Asset Manager and
                        EAFE Index Funds

December 27, 1994       Mid Cap Value and Ultra Short Term
                        Income Funds

January 1, 1995         International Equity Fund

January 2, 2001         Mid Cap Core, Core Bond Plus and Tax
                        Free Bond Funds

April 19, 2002          Tax-Managed Equity Fund

On December 29, 2000, the Mid Cap Core Fund, Core Bond Plus Fund and Tax Free Bond Fund sold shares to NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. These Funds commenced investment operations the following business day on January 2, 2001.

Each Fund currently offers two classes of shares as follows: No-Load Class shares (formerly Institutional Class shares) and Service Class shares (formerly Institutional Service Class shares), except the Mid Cap Core Fund, Mid Cap Value Fund, Small Cap Value Fund, Core Bond Plus Fund, Ultra Short Term Income Fund, Tax Free Bond Fund and Balanced Fund only offer No-Load Class shares. In addition, the Money Market Fund offers a third class of shares, the Money Market Fund Sweep Shares Class. The Company has adopted a Shareholder Services Plan with respect to the Service Class of each applicable Fund and the Money Market Fund Sweep Shares Class. The share classes are substantially the same, except that the Service Class shares and the Money Market Fund Sweep Shares Class each bears the fees payable under the Shareholder Services Plan for that class at an annual rate of 0.25% of the average daily net assets of the outstanding shares of the class. The Money Market Fund Sweep Shares Class also bears the payment of fees at an annual rate of 0.25% of the average daily net assets of the outstanding Sweep Shares for services in support of distribution activities under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act ("Distribution Plan"). The distribution of Service Class shares commenced on January 1, 1995. The distribution of the Money Market Fund Sweep Shares Class commenced on December 8, 1998.

The investment objectives for each of the Funds are as follows:

The GROWTH EQUITY FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

                                                                   ECLIPSE FUNDS

The VALUE EQUITY FUND seeks maximum long-term total return from a combination of capital growth and income.

The INDEXED EQUITY FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

The TAX-MANAGED EQUITY FUND provides enhanced after-tax total return relative to the return of the S&P 500 Index.

The MID CAP CORE FUND seeks long-term growth of capital.

The MID CAP VALUE FUND seeks high total return.

The SMALL CAP VALUE FUND seeks high total return.

The BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The CORE BOND PLUS FUND seeks to maximize total return consistent with the preservation of capital.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The ULTRA SHORT TERM INCOME FUND seeks a high level of current income, capital preservation, and a relatively stable net asset value.

The TAX FREE BOND FUND provides a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The MONEY MARKET FUND seeks a high level of current income while preserving capital and maintaining liquidity.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks (selected to parallel the performance of the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Morgan Stanley REIT Index, the MIB30 Index and the IBEX35 Index), fixed income securities (selected to parallel the performance of the Salomon Smith Barney Broad Investment Grade Bond Index), and money market investments.

The BALANCED FUND seeks high total return.

The INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The EAFE INDEX FUND provides investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Funds:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange, except for the Money Market Fund, which is calculated at noon every day the Exchange is open. The net asset value per share of each Class of shares of each Fund is determined by taking the current market value of total assets attributable to that Class, except for the Money Market Fund, which is based on the amortized cost method of valuation, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Portfolio securities of each of the other Funds are stated at value determined
(a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors and/or the Trust's Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's Manager or Subadvisor deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment may be made.

                                                                   ECLIPSE FUNDS

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Bond Fund, Core Bond Plus Fund, Indexed Bond Fund, Short Term Bond Fund and Tax Free Bond Fund, income dividends are declared and paid monthly and capital gain distributions, if any, are declared and paid annually. For the Ultra Short Term Income Fund and Balanced Fund, income dividends are declared and paid quarterly and capital gain distributions, if any, are declared and paid annually. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized capital gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

                                      (E)

CHANGE IN FISCAL YEAR END. During fiscal year 1999, the Company changed its fiscal year end from December 31 to October 31. During fiscal year 2001, the Trust changed its fiscal year end from December 31 to October 31.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for a Fund are accreted on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts on short-term securities are accreted on the straight line method. Prior to November 1, 2000, premiums on securities purchased were not amortized for any Fund except the Money Market Fund, which amortized the premium on the constant yield method over the life of the respective securities.

As required, the Company and Trust adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies ("Audit Guide") effective November 1, 2000 and January 1, 2001, respectively. The revised Audit Guide requires each Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, each Fund adjusted the cost of its fixed-income securities by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The initial adjustment required upon adoption of premium amortization decreased the recorded cost of each Fund's investments (but not their market value) and increased the net unrealized gain (loss) by the amounts shown below.

Bond Fund...........................  $   78,092
Indexed Bond Fund...................   1,434,396
Short Term Bond Fund................      14,098
Ultra Short Term Income Fund*.......      25,669
Asset Manager Fund..................   1,180,767
Balanced Fund*......................     146,400

 *   Effective January 1, 2001.

Additionally, each Fund estimates the effect of the change for the fiscal year ended October 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by the amounts shown below.

Bond Fund.............................  $304,390
Indexed Bond Fund.....................   170,011
Short Term Bond Fund..................   405,744
Ultra Short Term Income Fund*.........    21,986
Asset Manager Fund....................   335,303
Balanced Fund*........................    47,657

 *   Effective January 1, 2001.

New York Life Investment Management LLC ("NYLIM") has directed certain portfolio trades to brokers who paid a portion of the expenses for the Mid Cap Value Fund, the Small Cap Value Fund and the Balanced Fund. For the six months ended April 30, 2002, the Funds' expenses were reduced by $37,423, $45,453 and $1,173, respectively, under this agreement.

                                      (G)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (I)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Funds are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

                                                                   ECLIPSE FUNDS

CORE BOND PLUS FUND

Foreign currency held at April 30, 2002:

                CURRENCY                           COST              VALUE
----------------------------------------         ---------         ---------
Pound Sterling             L        583          $    841          $    850
Swedish Krona              SK   182,139            17,583            17,578
                                                 --------          --------
                                                 $ 18,424          $ 18,428
                                                 ========          ========

INTERNATIONAL EQUITY FUND

Foreign currency held at April 30, 2002:

                CURRENCY                           COST              VALUE
----------------------------------------         ---------         ---------
Euro                       E    228,697          $205,195          $206,080
Pound Sterling             L     67,175            97,610            97,895
Swiss Franc                CF    17,203            10,347            10,619
                                                 --------          --------
                                                 $313,152          $314,594
                                                 ========          ========

EAFE INDEX FUND

Foreign currency held at April 30, 2002:

                CURRENCY                           COST              VALUE
----------------------------------------         ---------         ---------
Australian Dollar          A$     4,209          $  2,288          $  2,260
Euro                       E     25,385            22,562            22,882
Hong Kong Dollar           HK     8,751             1,122             1,122
New Zealand Dollar         N$        11                 5                 5
Norwegian Krone            NK     1,397               154               166
Pound Sterling             L      3,763             5,465             5,483
Swedish Krona              SK    18,269             1,778             1,778
Swiss Franc                CF     1,855             1,128             1,145
                                                 --------          --------
                                                 $ 34,502          $ 34,841
                                                 ========          ========

                                      (J)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Foreign currency forward contracts are used for hedging purposes or to seek to enhance investment returns (see Note 5).

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

CORE BOND PLUS FUND

Foreign currency forward contracts open at April 30, 2002:

                                                                                                    UNREALIZED
                                                           CONTRACT AMOUNT      CONTRACT AMOUNT   APPRECIATION/
                                                                SOLD               PURCHASED      (DEPRECIATION)
                                                           ---------------      ---------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------------------------------
Euro vs. U.S. Dollar, expiring 5/31/02.................    E      540,000       $      484,324        $4,987
Euro vs. U.S. Dollar, expiring 6/10/02.................    E       27,943       $       24,246          (547)
Swedish Krona vs. Euro, expiring 5/30/02...............    SK   2,400,000       E      260,929          (874)

                                                           CONTRACT AMOUNT      CONTRACT AMOUNT
                                                              PURCHASED              SOLD
                                                           ---------------      ---------------
FOREIGN CURRENCY BUY CONTRACTS
-------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 7/8/02........    L        1,466       $        2,095            16
                                                                                                      ------
Net unrealized appreciation on foreign currency forward contracts:                                    $3,582
                                                                                                      ======

                                      (K)

PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

Certain Funds may purchase call and put options on its portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

VALUE EQUITY FUND

Written option activity for the six months ended April 30, 2002 was as follows:

                                                                 NUMBER
                                                                   OF
                                                                CONTRACTS       PREMIUM
                                                                ---------      ----------
Options outstanding at October 31, 2001.....................           0       $        0
Options--written............................................      (1,930)        (228,880)
Options--buybacks...........................................       1,107          148,206
Options--expired............................................         178           19,490
Options--exercised..........................................         150           25,050
                                                                 -------       ----------
Options outstanding at April 30, 2002.......................        (495)      $  (36,134)
                                                                 =======       ==========

                                                                   ECLIPSE FUNDS

                                      (L)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns (see Note
5).

                                      (M)

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                      (N)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (O)

SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Bond Fund and Short Term Bond Fund is invested in investment grade commercial paper or other securities in accordance with the Funds' Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While these Funds invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Funds bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $22,702 and $2,318, net of broker fees and rebates, for the Bond Fund and Short Term Bond Fund, respectively, for the six months ended April 30, 2002 and is included as interest income on the Statement of Operations.

BOND FUND

Investments made with cash collateral at April 30, 2002:

                                                                    SHARES           VALUE
                                                                  ----------      -----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................         619,279      $   619,279
Cash with Security Lending Agent............................                           32,595
                                                                                  -----------
                                                                                      651,874
                                                                                  -----------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                  -----------
SHORT-TERM COMMERCIAL PAPER
Liquid Funding Ltd.
  1.83%, due 5/8/02.........................................      $3,650,000         3,648,701
                                                                                   -----------
MASTER NOTE
Bank of America
  2.00%, due 5/1/02.........................................       5,000,000         5,000,000
                                                                                   -----------
Total investments made with cash collateral.................                       $ 9,300,575
                                                                                   ===========

Non-cash collateral received and held by the Fund at April 30, 2002:

United States Treasury Bond
  7.875%, due 11/15/07......................................         100,000      $   106,781
United States Treasury Inflationary Indexed Note
  3.875%, due 1/15/09.......................................         100,000          115,875
                                                                                  -----------
Total non-cash collateral...................................                      $   222,656
                                                                                  ===========
Total collateral............................................                      $ 9,523,231
                                                                                  ===========

SHORT TERM BOND FUND
Investments made with cash collateral at April 30, 2002:

                                                                    SHARES          VALUE
                                                                  ----------      ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................         319,220      $  319,220
Cash with Security Lending Agent............................                          23,365
                                                                                  ----------
                                                                                     342,585
                                                                                  ----------

                                                                   ECLIPSE FUNDS

INVESTMENTS MADE WITH CASH COLLATERAL AT APRIL 30, 2002: (CONTINUED)


                                                                   PRINCIPAL
                                                                    AMOUNT            VALUE
                                                                  -----------      -----------

SHORT-TERM COMMERCIAL PAPER
Liquid Funding Ltd.
  1.83%, due 5/8/02.........................................      $1,500,000       $ 1,499,466
                                                                                   -----------
MASTER NOTE
Bank of America
  2.00%, due 5/1/02.........................................       1,400,000         1,400,000
                                                                                   -----------
REPURCHASE AGREEMENT
Credit Suisse First Boston Corp.
  1.92%, due 5/1/02
  (Collateralized by
  $710,000 Freddie Mac
    6.75%, due 9/15/29 Market Value $763,207)...............         740,000           740,000
                                                                                   -----------
Total investments made with cash collateral.................                       $ 3,982,051
                                                                                   ===========

Non-cash collateral received and held by the Fund at April 30, 2002:

United States Treasury Bond
  7.25%, due 8/15/22........................................         100,000      $  119,656
                                                                                  ----------
Total non-cash collateral...................................                      $  119,656
                                                                                  ==========
Total collateral............................................                      $4,101,707
                                                                                  ==========

                                      (P)

OFFERING COSTS. Costs incurred in connection with the initial offering of Tax-Managed Equity Fund, in the amount of $50,010, are being amortized over a period of 12 months beginning with the commencement of operations on April 19, 2002.

--------------------------------------------------------------------------------
NOTE 3--Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUBADVISOR. Effective December 29, 2000, NYLIM (or the "Manager"), a wholly-owned subsidiary of New York Life, replaced MainStay Management LLC, as manager and provides management services to the Company under a Management Agreement. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Growth Equity Fund, Value Equity Fund, Bond Fund, Core Bond Plus Fund, Short Term Bond Fund, Tax Free Bond Fund and International Equity Fund under a Sub-Advisory Agreement with the Manager. Through January 1, 2001, Monitor Capital Advisors LLC served as subadvisor to the Indexed Equity Fund, Indexed Bond Fund, Asset Manager Fund and EAFE Index Fund under a Sub-Advisory Agreement with the Manager. Effective January 2, 2001, NYLIM replaced Monitor Capital Advisors LLC and these Funds, as well as, the Tax-Managed Equity Fund, Mid Cap Core Fund and Money Market Fund, are advised by NYLIM directly, without a subadvisor.

Through December 12, 2000, Towneley Capital Management, Inc. ("Towneley") served as investment adviser to the Trust under a Management Contract. On December 12, 2000, New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a subsidiary of New York Life, acquired certain of the business segments and operations of Towneley, including the business, operations and activities that Towneley conducted relating to providing investment advisory services to the Trust. Towneley investment personnel became employees of NYLIM, an affiliate of NYLIM Holdings.

The Funds pay the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .85%
Value Equity Fund..............       .85%
Indexed Equity Fund............       .50%
Tax-Managed Equity Fund........       .70%
Mid Cap Core Fund..............       .85%
Mid Cap Value Fund.............       .90%
Small Cap Value Fund...........      1.00%
Bond Fund......................       .75%
Core Bond Plus Fund............       .60%
Indexed Bond Fund..............       .50%
Short Term Bond Fund...........       .60%
Ultra Short Term Income Fund...       .40%
Tax Free Bond Fund.............       .50%
Money Market Fund..............       .50%
Asset Manager Fund.............       .65%
Balanced Fund..................       .75%
International Equity Fund......       .85%
EAFE Index Fund................       .95%

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .25%
Value Equity Fund..............       .25%
Bond Fund......................       .20%
Core Bond Plus Fund............       .30%
Short Term Bond Fund...........       .15%
Tax Free Bond Fund.............       .25%
International Equity Fund......       .35%

The Manager voluntarily agreed to assume a portion of the Fund's operating expenses for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed the indicated percentages:

Growth Equity Fund.............       .93%
Value Equity Fund..............       .94%
Indexed Equity Fund............       .30%
Tax-Managed Equity Fund........       .95%
Mid Cap Core Fund..............      1.00%
Mid Cap Value Fund*............      1.04%
Small Cap Value Fund*..........      1.19%
Bond Fund......................       .75%
Core Bond Plus Fund............       .70%
Indexed Bond Fund..............       .50%
Short Term Bond Fund...........       .60%
Ultra Short Term Income Fund*..       .20%
Tax Free Bond Fund.............       .65%
Money Market Fund..............       .50%
Asset Manager Fund.............       .83%
Balanced Fund*.................       .94%
International Equity Fund......      1.03%
EAFE Index Fund................       .94%

       * Through December 31, 2002.

In connection with the voluntary expense limitations, the Manager assumed the following expenses for the six months ended April 30, 2002:

Growth Equity Fund..........  $  121,331
Value Equity Fund...........      98,918
Indexed Equity Fund.........   1,065,536
Tax-Managed Equity Fund*....       4,007
Mid Cap Core Fund...........      17,424
Mid Cap Value Fund..........      17,640
Bond Fund...................      83,230
Core Bond Plus Fund.........      25,112
Indexed Bond Fund...........     106,370
Short Term Bond Fund........      61,627
Ultra Short Term Income
  Fund......................      90,141
Tax Free Bond Fund..........      16,529
Money Market Fund...........     243,414
Asset Manager Fund..........      29,821
Balanced Fund...............       4,734
International Equity Fund...      73,187
EAFE Index Fund.............      79,941

       * For the period April 19, 2002 through April 30, 2002.

These voluntary expense limitations may be terminated or revised at anytime, except as indicated above.

                                                                   ECLIPSE FUNDS

                                      (B)

DISTRIBUTOR. NYLIFE Distributors serves as the Funds' distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Funds' shares, and receives no compensation from the Funds pursuant to the Distribution Agreement.

                                      (C)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plans for the Service Class shares and the Money Market Fund Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Fund and the Sweep Shares Class of the Money Market Fund.

The Company, with respect to the Money Market Fund Sweep Shares Class, has adopted a Distribution Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution Plan, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for services in support of distribution activities.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, an affiliate of NYLIM and an indirect wholly-owned subsidiary of New York Life, replaced MainStay Shareholder Services LLC ("MSS"), effective December 22, 2000, as the Company's transfer, dividend disbursing and shareholder servicing agent. Effective December 12, 2000, ESS became the Trust's transfer, dividend disbursing and shareholder servicing agent. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which ESS is responsible. Transfer agent expenses accrued for the six months ended April 30, 2002 were as follows:

Growth Equity Fund............  $160,527
Value Equity Fund.............    98,302
Indexed Equity Fund...........    53,478
Tax-Managed Equity Fund*......     1,286
Mid Cap Core Fund.............     6,474
Mid Cap Value Fund............    46,686
Small Cap Value Fund..........    58,474
Bond Fund.....................    15,540
Core Bond Plus Fund...........     6,586
Indexed Bond Fund.............    23,444
Short Term Bond Fund..........    20,701
Ultra Short Term Income Fund..     7,800
Tax Free Bond Fund............     6,390
Money Market Fund.............    28,329
Asset Manager Fund............   253,202
Balanced Fund.................    13,196
International Equity Fund.....    20,043
EAFE Index Fund...............    14,383

       * For the period April 19, 2002 through April 30, 2002.

                                      (E)

DIRECTORS AND TRUSTEES FEES. Directors and Trustees, other than those affiliated with the Manager, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual retainer of $32,000, and $1,350 for each Board of Directors/Trustees and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

Effective February 27, 2001, the Trustees voluntarily agreed to waive the annual retainer of $32,000 and the Committee meeting fees of $1,350. This agreement will remain in effect until such time that the Trustees approve the reinstatement of the retainer and fees.

                                      (F)

CAPITAL. The Funds have been advised that at April 30, 2002 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

Growth Equity Fund........  $373,611,536
Value Equity Fund.........    97,249,735
Indexed Equity Fund.......   661,466,684
Tax-Managed Equity Fund...    47,700,191
Mid Cap Core Fund.........    23,900,096
Small Cap Value Fund......    22,300,310
Bond Fund.................    82,379,907
Core Bond Plus Fund.......    24,775,107
Indexed Bond Fund.........    64,192,151
Short Term Bond Fund......    22,822,567
Ultra Short Term Income
  Fund....................    50,014,038
Tax Free Bond Fund........    25,475,107
Money Market Fund.........   118,365,729
Asset Manager Fund........   387,293,402
Balanced Fund.............        22,150
International Equity
  Fund....................     8,872,911
EAFE Index Fund...........    16,663,519

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Funds by the Office of General Counsel of NYLIM are charged to the Funds. For the six months ended April 30, 2002, these fees were as follows:

Growth Equity Fund.............  $15,469
Value Equity Fund..............    5,173
Indexed Equity Fund............   25,615
Mid Cap Core Fund..............      837
Mid Cap Value Fund.............    1,999
Small Cap Value Fund...........    3,908
Bond Fund......................    3,880
Core Bond Plus Fund............      894
Indexed Bond Fund..............    2,963
Short Term Bond Fund...........    1,080
Ultra Short Term Income Fund...    1,508
Tax Free Bond Fund.............      930
Money Market Fund..............   15,600
Asset Manager Fund.............   16,173
Balanced Fund..................    2,246
International Equity Fund......      718
EAFE Index Fund................    1,009

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------
NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At October 31, 2001, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Growth Equity Fund...................................        2009             $24,144
                                                                              =======
Mid Cap Core Fund....................................        2009             $ 3,128
                                                                              =======
Mid Cap Value Fund...................................        2008             $   251
                                                             2009                 106
                                                                              -------
                                                                              $   357
                                                                              =======
Small Cap Value Fund.................................        2008             $ 5,277
                                                                              =======
Bond Fund............................................        2007             $ 8,517
                                                             2008               3,661
                                                                              -------
                                                                              $12,178
                                                                              =======
Indexed Bond Fund....................................        2004             $ 1,439
                                                             2005                  44
                                                             2006                 111
                                                             2007               1,728
                                                             2008               1,793
                                                             2009                 105
                                                                              -------
                                                                              $ 5,220
                                                                              =======
Short Term Bond Fund.................................        2002             $ 3,562
                                                             2003               1,770
                                                             2004                 485
                                                             2005                 173
                                                             2007                 473
                                                             2008                 744
                                                                              -------
                                                                              $ 7,207
                                                                              =======
Ultra Short Term Income Fund.........................        2004             $    37
                                                             2005                  31
                                                             2006                  20
                                                             2007                  63
                                                             2008                  99
                                                             2009                  14
                                                                              -------
                                                                              $   264
                                                                              =======
Tax Free Bond Fund...................................        2009             $    47
                                                                              =======
Asset Manager Fund...................................        2009             $24,705
                                                                              =======
International Equity Fund............................        2009             $ 5,871
                                                                              =======

The Small Cap Value Fund, Bond Fund, Short Term Bond Fund, Money Market Fund and Balanced Fund utilized $1,973,430, $6,969,910, $1,016,451, $23,964 and $487,099,
respectively, of capital loss carryforwards during the year ended October 31, 2001.

--------------------------------------------------------------------------------
NOTE 5--Financial Investments:
--------------------------------------------------------------------------------

The Core Bond Plus Fund's, Asset Manager Fund's, International Equity Fund's and EAFE Index Fund's use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on foreign currency forward contracts reflects each Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

The Core Bond Plus Fund, Asset Manager Fund and EAFE Index Fund use foreign currency forward contracts to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The International Equity Fund enters into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, or to seek to enhance the Fund's investment returns.

The Indexed Equity Fund's, Indexed Bond Fund's, Asset Manager Fund's and EAFE Index Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the related amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The Indexed Equity Fund and EAFE Index Fund invest in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

--------------------------------------------------------------------------------
NOTE 6--Line of Credit:
--------------------------------------------------------------------------------

The Funds, with the exception of the Money Market Fund, maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2002.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
NOTE 7--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended April 30, 2002, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                       Growth Equity            Value Equity          Indexed Equity           Tax-Managed         Mid Cap Core
                           Fund                     Fund                   Fund               Equity Fund*             Fund
                    Purchases   Sales        Purchases   Sales       Purchases  Sales       Purchases   Sales   Purchases    Sales
                    ---------------------------------------------------------------------------------------------------------------
U.S. Government
 securities         $     --   $     --       $    --   $    --       $   --    $   --       $    --    $ --     $    --    $    --
All others           197,083    205,478        41,689    50,750        9,707     5,535        50,316     333      20,655     17,508
                    ---------------------------------------------------------------------------------------------------------------
Total               $197,083   $205,478       $41,689   $50,750       $9,707    $5,535       $50,316    $333     $20,655    $17,508
                    ===============================================================================================================

                         Mid Cap Value           Small Cap               Bond
                             Fund               Value Fund               Fund
                      Purchases    Sales    Purchases    Sales    Purchases    Sales
                      ---------------------------------------------------------------
U.S. Government
 securities            $    --    $    --    $    --    $    --    $58,097    $58,575
All others              18,540     20,872     50,460     47,951     38,085     36,501
                      ---------------------------------------------------------------
Total                  $18,540    $20,872    $50,460    $47,951    $96,182    $95,076
                      ===============================================================

------------

 *   For the period April 19, 2002 through April 30, 2002.

--------------------------------------------------------------------------------
NOTE 8--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                 Growth Equity Fund                       Value Equity Fund
                        -------------------------------------   -------------------------------------
                        No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
                         Class     Class     Class     Class     Class     Class     Class     Class
                        -------   -------   -------   -------   -------   -------   -------   -------

                        Six months ended       Year ended       Six months ended       Year ended
                         April 30, 2002     October 31, 2001     April 30, 2002     October 31, 2001
                        -----------------------------------------------------------------------------
Shares sold              1,485      202       2,605     851      1,916       35       2,281      66
Shares issued in
 reinvestment of
 dividends and
 distributions              --       --       5,065     109      1,377       47       1,799      13
                        -----------------------------------------------------------------------------
                         1,485      202       7,670     960      3,293       82       4,080      79
Shares redeemed         (2,296)    (223)    (17,671)   (875)    (2,155)     (31)    (45,927)    (75)
                        -----------------------------------------------------------------------------
Net increase
 (decrease)               (811)     (21)    (10,001)     85      1,138       51     (41,847)      4
                        =============================================================================

                                                                   Tax-Managed
                                 Indexed Equity Fund               Equity Fund
                        -------------------------------------   -----------------
                        No-Load   Service   No-Load   Service   No-Load   Service
                         Class     Class     Class     Class     Class     Class
                        -------   -------   -------   -------   -------   -------
                                                                 April 19, 2002*
                        Six months ended       Year ended            through
                         April 30, 2002     October 31, 2001     April 30, 2002
                        --------------------------------------------------------
Shares sold              2,055     2,357      4,949    2,177     5,000       --(a)
Shares issued in
 reinvestment of
 dividends and
 distributions           1,514       285      3,185      146        --       --
                        ---------------------------------------------------------
                         3,569     2,642      8,134    2,323     5,000       --(a)
Shares redeemed         (1,688)     (598)   (24,628)    (542)      (--)     (--)
                        ---------------------------------------------------------
Net increase
 (decrease)              1,881     2,044    (16,494)   1,781     5,000       --(a)
                        =========================================================

                                Short Term Bond Fund                         Ultra Short Term Income Fund
                        -------------------------------------   -------------------------------------------------------
                        No-Load   Service   No-Load   Service      No-Load            No-Load              No-Load
                         Class     Class     Class     Class        Class              Class                Class
                        -------   -------   -------   -------   --------------   ------------------   -----------------
                                                                  Six months      January 1, 2001
                        Six months ended       Year ended           ended             through            Year ended
                         April 30, 2002     October 31, 2001    April 30, 2002   October 31, 2001**   December 31, 2000
                        -----------------------------------------------------------------------------------------------
Shares sold              1,078        5      1,739        7          5,778             1,586                 121
Shares issued in
 reinvestment of
 dividends and
 distributions             128        4        272        8             12                27                  39
                        -----------------------------------------------------------------------------------------------
                         1,206        9      2,011       15          5,790             1,613                 160
Shares redeemed           (790)     (32)    (2,197)     (21)        (1,998)             (414)               (245)
                        -----------------------------------------------------------------------------------------------
Net increase
 (decrease)                416      (23)      (186)      (6)         3,792             1,199                 (85)
                        ===============================================================================================

                                    Tax Free
                                    Bond Fund                                         Money Market Fund
                        ---------------------------------   ---------------------------------------------------------------------
                           No-Load           No-Load        No-Load    Service   Sweep Shares   No-Load    Service   Sweep Shares
                            Class             Class          Class      Class       Class        Class      Class       Class
                        --------------   ----------------   --------   -------   ------------   --------   -------   ------------
                          Six months     January 2, 2001*
                            ended            through                Six months ended                       Year ended
                        April 30, 2002   October 31, 2001            April 30, 2002                     October 31, 2001
                        ---------------------------------------------------------------------------------------------------------
Shares sold                   865             2,519          104,488    3,760       67,004       237,936    2,773       178,743
Shares issued in
 reinvestment of
 dividends and
 distributions                 20                --            1,435       14        1,641         7,743       70        10,658
                        ---------------------------------------------------------------------------------------------------------
                              885             2,519          105,923    3,774       68,645       245,679    2,843       189,401
Shares redeemed              (875)              (19)        (128,875)    (273)     (59,995)     (207,138)  (2,744)     (126,320)
                        ---------------------------------------------------------------------------------------------------------
Net increase
 (decrease)                    10             2,500          (22,952)   3,501        8,650        38,541       99        63,081
                        =========================================================================================================

------------

 *   Commencement of Operations.
** The Fund changed its fiscal year end from December 31 to October 31.
(a)  Less than one thousand.

                                                                   ECLIPSE FUNDS

--------------------------------------------------------------------------------

         Core Bond              Indexed              Short Term          Ultra Short Term         Tax Free
         Plus Fund             Bond Fund              Bond Fund            Income Fund            Bond Fund
    Purchases    Sales    Purchases    Sales     Purchases    Sales     Purchases   Sales    Purchases    Sales
----------------------------------------------------------------------------------------------------------------
     $13,254    $11,423    $19,550    $ 9,628     $30,871    $26,619     $ 6,833    $1,264    $    --    $    --
       9,629      8,270      6,904      6,033       4,410      5,198      23,430     1,245     21,476     25,589
----------------------------------------------------------------------------------------------------------------
     $22,883    $19,693    $26,454    $15,661     $35,281    $31,817     $30,263    $2,509    $21,476    $25,589
================================================================================================================

       Asset Manager            Balanced           International             EAFE Index
            Fund                  Fund              Equity Fund                 Fund
     Purchases   Sales     Purchases    Sales    Purchases   Sales       Purchases   Sales
-------------------------------------------------------------------------------------------
      $   --     $   --     $ 2,039    $    48    $    --   $    --        $ --      $   --
       4,636      5,352      23,446     20,445     11,516    11,689         156       1,311
-------------------------------------------------------------------------------------------
      $4,636     $5,352     $25,485    $20,493    $11,516   $11,689        $156      $1,311
===========================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 Mid Cap
                Core Fund                                  Mid Cap Value Fund                      Small Cap Value Fund
    ----------------------------------   -------------------------------------------------------   --------------------
       No-Load            No-Load           No-Load            No-Load              No-Load           No-Load
        Class              Class             Class              Class                Class             Class
    --------------   -----------------   --------------   ------------------   -----------------   --------------
      Six months     January 2, 2001*      Six months      January 1, 2001                           Six months
        ended             through            ended             through            Year ended           ended
    April 30, 2002   October 31, 2001    April 30, 2002   October 31, 2001**   December 31, 2000   April 30, 2002
-----------------------------------------------------------------------------------------------------------------
         430               2,514              1,191               453                  559              4,023
           1                  --                 16                --                   15                 83
-----------------------------------------------------------------------------------------------------------------
         431               2,514              1,207               453                  574              4,106
         (81)                (--)            (1,281)             (942)              (1,765)            (3,599)
-----------------------------------------------------------------------------------------------------------------
         350               2,514                (74)             (489)              (1,191)               507
=================================================================================================================

                                                                                                  Core Bond
            Small Cap Value Fund
     --------------------------------------   -------------------------------------   ----------------------------------
          No-Load              No-Load        No-Load   Service   No-Load   Service      No-Load            No-Load
           Class                Class          Class     Class     Class     Class        Class              Class
     ------------------   -----------------   -------   -------   -------   -------   --------------   -----------------
      January 1, 2001                                                                   Six months     January 2, 2001*
          through            Year ended       Six months ended       Year ended           ended             through
     October 31, 2001**   December 31, 2000    April 30, 2002     October 31, 2001    April 30, 2002   October 31, 2001
-----------------------------------------------------------------------------------------------------------------------
            6,738               11,927           884      197       1,753     256           689              2,526
               --                   --           633       23       1,356      24             7                 --(a)
-----------------------------------------------------------------------------------------------------------------------
            6,738               11,927         1,517      220       3,109     280           696              2,526
          (11,754)             (18,475)       (1,162)    (221)    (11,679)   (124)         (206)               (--)
-----------------------------------------------------------------------------------------------------------------------
           (5,016)              (6,548)          355       (1)     (8,570)    156           490              2,526
=======================================================================================================================


               Indexed Bond Fund
     -------------------------------------
     No-Load   Service   No-Load   Service
      Class     Class     Class     Class
     -------   -------   -------   -------
     Six months ended       Year ended
      April 30, 2002     October 31, 2001
---
      1,876      566      3,050      799
        433       49        978       40
-----------------------------------------
      2,309      615      4,028      839
     (1,870)    (228)    (9,404)    (243)
-----------------------------------------
        439      387     (5,376)     596
=========================================

             Asset Manager Fund                                  Balanced Fund
    -------------------------------------   -------------------------------------------------------
    No-Load   Service   No-Load   Service      No-Load            No-Load              No-Load
     Class     Class     Class     Class        Class              Class                Class
    -------   -------   -------   -------   --------------   ------------------   -----------------
                                              Six months      January 1, 2001
    Six months ended       Year ended           ended             through            Year ended
     April 30, 2002     October 31, 2001    April 30, 2002   October 31, 2001**   December 31, 2000
---------------------------------------------------------------------------------------------------
     2,990      362      3,101      201           377                410                  270
       550       41      2,558      188            94                 60                   92
---------------------------------------------------------------------------------------------------
     3,540      403      5,659      389           471                470                  362
    (3,186)    (133)    (5,210)    (272)         (263)              (522)              (1,178)
---------------------------------------------------------------------------------------------------
       354      270        449      117           208                (52)                (816)
===================================================================================================

           International Equity Fund                    EAFE Index Fund
     -------------------------------------   -------------------------------------
     No-Load   Service   No-Load   Service   No-Load   Service   No-Load   Service
      Class     Class     Class     Class     Class     Class     Class     Class
     -------   -------   -------   -------   -------   -------   -------   -------
     Six months ended       Year ended       Six months ended       Year ended
      April 30, 2002     October 31, 2001     April 30, 2002     October 31, 2001
----------------------------------------------------------------------------------
      3,198      153       7,966     376      3,262       6       3,513      161
         60        1       1,273       9         21      --(a)      179        2
---------------------------------------------------------------------------------
      3,258      154       9,239     385      3,283       6       3,692      163
     (3,157)    (158)    (19,228)   (390)    (3,481)     (7)     (5,889)    (161)
---------------------------------------------------------------------------------
        101       (4)     (9,989)     (5)      (198)     (1)     (2,197)       2
================================================================================

BOARD MEMBERS AND OFFICERS

The Board Members oversee the Funds, the Manager, and the Subadvisor. Information pertaining to the Board Members and officers is set forth below. Each Board Member serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

                                                                                                           NUMBER OF
                                                                                                         FUNDS IN FUND
                                                          LENGTH                  PRINCIPAL                 COMPLEX
    NAME, ADDRESS,       POSITION(S)    POSITION(S)      OF TIME                OCCUPATION(S)              OVERSEEN
   AND DATE OF BIRTH     WITH COMPANY   WITH TRUST        SERVED           DURING PAST FIVE YEARS         BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST*
----------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin       Chairman,     Chairman,        Five Years    President, Chief Operating              45
Date of Birth: 7/12/63   President,    President,       (Company)     Officer and Manager, New York
                         and Director  and Trustee                    Life Investment Management LLC
                                                         One Year     (including predecessor advisory
                                                         (Trust)      organizations) and New York Life
                                                                      Investment Management Holdings
                                                                      LLC; Senior Vice President, New
                                                                      York Life Insurance Company;
                                                                      Director, NYLIFE Securities,
                                                                      Inc.; Chairman and Director,
                                                                      NYLIFE Distributors Inc.;
                                                                      Manager, McMorgan & Company LLC;
                                                                      President, Chief Executive
                                                                      Officer and Trustee, The MainStay
                                                                      Funds (24 portfolios); Chairman
                                                                      and Trustee, New York Life
                                                                      Investment Management
                                                                      Institutional Funds (3
                                                                      portfolios); Senior Vice
                                                                      President, Smith Barney, 1994 to
                                                                      1997.
----------------------------------------------------------------------------------------------------------------------
Patrick G. Boyle         Director      Executive         11 Years     Senior Managing Director, New           21
Date of Birth: 11/24/53                Vice             (Company)     York Life Investment Management
                                       President                      LLC, (including predecessor
                                                         One Year     advisory organizations); Senior
                                                         (Trust)      Vice President, Pension
                                                                      Department, New York Life
                                                                      Insurance Company; Executive Vice
                                                                      President, New York Life
                                                                      Investment Management
                                                                      Institutional Funds (3
                                                                      portfolios).
----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS OF THE COMPANY AND THE TRUST
----------------------------------------------------------------------------------------------------------------------
Lawrence Glacken         Director      Trustee           11 Years     Retired; Trustee, New York Life         21
Date of Birth: 10/22/27                                 (Company)     Investment Management
                                                                      Institutional Funds (3
                                                         One Year     portfolios).
                                                         (Trust)
----------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn       Director      Trustee           11 Years     Trustee, New York Life Investment       21
Date of Birth: 3/11/47                                  (Company)     Management Institutional Funds (3
                                                                      portfolios).
                                                         One Year
                                                         (Trust)
----------------------------------------------------------------------------------------------------------------------
Susan B. Kerley          Director      Trustee           11 Years     Trustee, New York Life Investment       21
Date of Birth: 8/12/51                                  (Company)     Management Institutional Funds (3
                                                                      portfolios); President, Global
                                                         One Year     Research Associates.
                                                         (Trust)
----------------------------------------------------------------------------------------------------------------------
Peter Meenan             Director      Trustee            Since       Trustee, New York Life Investment       21
Date of Birth: 12/5/41                                April 18, 2002  Management Institutional Funds (3
                                                                      portfolios); President & Chief
                                                                      Executive Officer of
                                                                      Babson-United, Inc. since 2000;
                                                                      Head of Global Funds, Citicorp,
                                                                      1992-2000.
----------------------------------------------------------------------------------------------------------------------
* These Board Members are considered to be "interested persons" of the Company and/or the Trust within the meaning of the Investment Company Act because of their affiliation with New York Life Insurance Company, New York Life
  Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund,
  Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors
  Inc., as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."


                              OTHER
                          DIRECTORSHIPS
    NAME, ADDRESS,            HELD
   AND DATE OF BIRTH       BY DIRECTOR
-----------------------  ---------------
INTERESTED BOARD MEMBER
----------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin       New York Life
Date of Birth: 7/12/63   Trust Company,
                         FSB

----------------------------------------------------------------------------------------------------------------------
Patrick G. Boyle         New York Life
Date of Birth: 11/24/53  Trust Company;
                         Madison Capital
                         Funding LLC

----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD ME
----------------------------------------------------------------------------------------------------------------------
Lawrence Glacken         None
Date of Birth: 10/22/27

----------------------------------------------------------------------------------------------------------------------
Robert P. Mulhearn       None
Date of Birth: 3/11/47

----------------------------------------------------------------------------------------------------------------------
Susan B. Kerley          Director,
Date of Birth: 8/12/51   SSB/Citi Mutual
                         Funds

----------------------------------------------------------------------------------------------------------------------
Peter Meenan             President,
Date of Birth: 12/5/41   Chief Executive
                         Officer,
                         Babson- United,
                         Inc.

----------------------------------------------------------------------------------------------------------------------
* These Board Members a
  the Investment Compan
  Investment Management
  Inc., New York Life I
  Inc., as described in

                                                                                                           NUMBER OF
                                                                                                         FUNDS IN FUND
                                                          LENGTH                  PRINCIPAL                 COMPLEX
    NAME, ADDRESS,       POSITION(S)    POSITION(S)      OF TIME                OCCUPATION(S)              OVERSEEN
   AND DATE OF BIRTH     WITH COMPANY   WITH TRUST        SERVED           DURING PAST FIVE YEARS         BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------
OFFICERS (WHO ARE NOT BOARD MEMBERS) OF THE COMPANY AND THE TRUST*
----------------------------------------------------------------------------------------------------------------------
Marc J. Brookman         Executive     Executive       Three Years    Vice President, New York Life           18
Date of Birth: 11/21/63  Vice          Vice             (Company)     Insurance Company; Senior
                         President     President                      Managing Director, New York Life
                                                         One Year     Investment Management LLC
                                                         (Trust)      (including predecessor advisory
                                                                      organizations); Senior Vice
                                                                      President, Product Development,
                                                                      MainStay Institutional Funds,
                                                                      Inc. and Retirement Plans, 1998
                                                                      to 2000; National Sales Director,
                                                                      Vice President, United Asset
                                                                      Management Retirement Plan
                                                                      Services, from 1996 to 1998.
----------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce       Senior        Senior           Six Years     Senior Managing Director, New           42
Date of Birth: 9/17/57   Vice          Vice             (Company)     York Life Investment Management
                         President     President                      LLC (including predecessor
                                                         One Year     advisory organizations); Senior
                                                         (Trust)      Vice President, New York Life
                                                                      Insurance Company; Senior Vice
                                                                      President, The MainStay Funds;
                                                                      Director, NYLIFE Distributors,
                                                                      Inc.
----------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell       Treasurer     Treasurer        Six Years     Managing Director, New York Life        69
Date of Birth: 9/27/59   and Chief     and Chief        (Company)     Investment Management LLC
                         Financial     Financial                      (including predecessor advisory
                         and           and               One Year     organizations); Treasurer, Chief
                         Accounting    Accounting        (Trust)      Financial and Accounting Officer,
                         Officer       Officer                        The MainStay Funds, MainStay VP
                                                                      Series Fund, Inc. and New York
                                                                      Life Investment Management
                                                                      Institutional Funds; Assistant
                                                                      Treasurer, McMorgan Fund
                                                                      (formerly McM Funds).
----------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi        Secretary     Secretary         One Year     Senior Managing Director, General       69
Date of Birth: 10/19/46                                 (Company)     Counsel and Secretary, New York
                                                                      Life Investment Management LLC
                                                         One Year     (including predecessor advisory
                                                         (Trust)      organizations); Secretary, New
                                                                      York Life Investment Management
                                                                      Holdings LLC; Senior Vice
                                                                      President, New York Life
                                                                      Insurance Company; Vice President
                                                                      and Secretary, McMorgan & Company
                                                                      LLC; Secretary, NYLIFE
                                                                      Distributors, Inc.; Secretary,
                                                                      MainStay VP Series Fund, Inc.,
                                                                      The MainStay Funds and New York
                                                                      Life Investment Management
                                                                      Institutional Funds; Managing
                                                                      Director and Senior Counsel,
                                                                      Lehman Brothers Inc. (October
                                                                      1998 to December 1999); General
                                                                      Counsel and Managing Director, JP
                                                                      Morgan Investment Management Inc.
                                                                      (1986 to 1998).
----------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro       Tax Vice      Tax Vice         Nine Years    Vice President, New York Life           64
Date of Birth: 12/12/49  President     President        (Company)     Insurance Company; Tax Vice
                                                                      President, NYLIFE Securities
                                                         One Year     Inc.; Vice President, New York
                                                         (Trust)      Life Insurance and Annuity
                                                                      Corporation, NYLIFE Insurance
                                                                      Company of Arizona, NYLIFE LLC,
                                                                      NYLIFE Securities, Inc., NYLIFE
                                                                      Distributors Inc.; Tax Vice
                                                                      President, New York Life
                                                                      International, Inc.; Tax Vice
                                                                      President, MainStay VP Series
                                                                      Fund, Inc., The MainStay Funds
                                                                      and New York Life Investment
                                                                      Management Institutional Funds.
----------------------------------------------------------------------------------------------------------------------
* The officers listed are considered to be "interested persons" of the Company and/or the Trust within the meaning of the Investment Company Act because of their affiliation with New York Life Insurance Company, New York Life
  Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, The MainStay Funds, MainStay VP Series Fund,
  Inc., New York Life Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors
  Inc., as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."


                              OTHER
                          DIRECTORSHIPS
    NAME, ADDRESS,            HELD
   AND DATE OF BIRTH       BY DIRECTOR
-----------------------  ---------------
OFFICERS (WHO ARE NOT B
----------------------------------------------------------------------------------------------------------------------
Marc J. Brookman              None
Date of Birth: 11/21/63
----------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce            None
Date of Birth: 9/17/57
----------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell            None
Date of Birth: 9/27/59
----------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi             None
Date of Birth: 10/19/46
----------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro            None
Date of Birth: 12/12/49
----------------------------------------------------------------------------------------------------------------------
* The officers listed a
  the Investment Compan
  Investment Management
  Inc., New York Life I
  Inc., as described in

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                OFFICERS AND DIRECTORS--ECLIPSE
                                                FUNDS INC.*

                                                STEPHEN C. ROUSSIN
                                                Chairman, President, and
                                                Director

                                                PATRICK G. BOYLE
                                                Director

                                                LAWRENCE GLACKEN
                                                Director

                                                SUSAN B. KERLEY
                                                Director

                                                PETER MEENAN
                                                Director

                                                ROBERT P. MULHEARN
                                                Director

                                                JEFFERSON C. BOYCE
                                                Senior Vice President

                                                MARC J. BROOKMAN
                                                Executive Vice President

                                                RICHARD W. ZUCCARO
                                                Tax Vice President

                                                PATRICK J. FARRELL
                                                Treasurer, Chief Financial
                                                Officer,
                                                and Assistant Secretary

                                                OFFICERS AND TRUSTEES--ECLIPSE
                                                FUNDS*

INVESTMENT ADVISOR                                 STEPHEN C. ROUSSIN
New York Life Investment Management LLC            Chairman, President, and Trustee
SUBADVISOR                                         LAWRENCE GLACKEN
MacKay Shields LLC                                 Trustee
DISTRIBUTOR                                        SUSAN B. KERLEY
NYLIFE Distributors Inc.                           Trustee
TRANSFER AGENT                                     PETER MEENAN
NYLIM Service Company LLC                          Trustee
CUSTODIAN                                          ROBERT P. MULHEARN
The Bank of New York                               Trustee
INDEPENDENT ACCOUNTANTS                            JEFFERSON C. BOYCE
PricewaterhouseCoopers LLP                         Senior Vice President
LEGAL COUNSEL                                      PATRICK G. BOYLE
Dechert                                            Executive Vice President
                                                   MARC J. BROOKMAN
                                                   Executive Vice President
                                                   RICHARD W. ZUCCARO
                                                   Tax Vice President
                                                   PATRICK J. FARRELL
                                                   Treasurer, Chief Financial
                                                   Officer, and Assistant Secretary

                                                   THE FINANCIAL INFORMATION
                                                   INCLUDED HEREIN IS TAKEN FROM THE
                                                   RECORDS OF THE FUND WITHOUT
                                                   EXAMINATION BY THE FUND'S
                                                   INDEPENDENT ACCOUNTANTS WHO DO
                                                   NOT EXPRESS AN OPINION THEREON.

                                                *As of April 30, 2002.

This is a copy of a report to shareholders of one or more of the series mutual funds of Eclipse Funds. Distribution of this report to persons other than these shareholders is authorized only when accompanied or preceded by a current Eclipse Funds prospectus. This report does not represent an offer to sell or a solicitation to buy any securities.

[NEW YORK LIFE Investment
Management LLC]

Distributed by NYLIFE Distributors Inc.,
NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054





EC10-6/02